UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Allspring Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 12 of its series:

Allspring C&B Large Cap Value Portfolio, Allspring Emerging Growth Portfolio, Allspring Index Portfolio, Allspring Small Company Growth Portfolio, Allspring Small Company Value Portfolio, Allspring Core Bond Portfolio, Allspring Real Return Portfolio, Allspring Disciplined Large Cap Portfolio, Allspring Diversified Large Cap Growth Portfolio, Allspring Disciplined International Developed Markets Portfolio, Allspring Large Company Value Portfolio and Managed Fixed Income Portfolio

Date of reporting period:    May 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
May 31, 2022
Allspring Diversified Large Cap
Growth Portfolio

Allspring Diversified Large Cap Growth Portfolio  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

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Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA®‡, Vince Fioramonti, CFA®‡, Robert Gruendyke, CFA®#, CPA, Thomas C. Ognar, CFA®‡
Ten largest holdings (%) as of May 31, 2022[1]
Microsoft Corporation	9.25
Apple Incorporated	5.21
Amazon.com Incorporated	4.91
Alphabet Incorporated Class A	4.16
MasterCard Incorporated Class A	3.18
Alphabet Incorporated Class C	2.59
NVIDIA Corporation	1.75
Qualcomm Incorporated	1.46
Copart Incorporated	1.46
The Charles Schwab Corporation	1.21
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Gruendyke became a portfolio manager of the Portfolio on December 6, 2021.

4  |  Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 96.51%
Communication services: 8.98%
Entertainment: 1.37%
Activision Blizzard Incorporated	16,054	$ 1,250,286
Live Nation Entertainment Incorporated †	8,943	850,032
Warner Bros. Discovery Incorporated †	30,950	571,028
		2,671,346
Interactive media & services: 7.61%
Alphabet Incorporated Class A †	3,574	8,131,708
Alphabet Incorporated Class C †	2,225	5,074,736
Meta Platforms Incorporated Class A †	4,944	957,356
ZoomInfo Technologies Incorporated †	18,137	732,553
		14,896,353
Consumer discretionary: 14.60%
Hotels, restaurants & leisure: 2.12%
Airbnb Incorporated Class A †	14,491	1,751,527
Chipotle Mexican Grill Incorporated †	1,256	1,761,603
Hilton Worldwide Holdings Incorporated	3,072	432,722
Starbucks Corporation	2,462	193,267
		4,139,119
Household durables: 1.11%
Lennar Corporation Class A	13,615	1,092,604
PulteGroup Incorporated	23,865	1,080,130
		2,172,734
Internet & direct marketing retail: 4.91%
Amazon.com Incorporated †	3,998	9,611,952
Leisure products: 0.44%
The Brunswick Corporation	11,527	867,176
Multiline retail: 0.48%
Target Corporation	5,832	944,084
Specialty retail: 3.74%
Five Below Incorporated †	2,182	284,947
Floor & Decor Holdings Incorporated Class A †	16,263	1,226,881
O'Reilly Automotive Incorporated †	2,203	1,403,686
Petco Health & Wellness Company †«	6,604	105,400
The Home Depot Incorporated	1,143	346,043
The TJX Companies Incorporated	30,121	1,914,792
Tractor Supply Company	2,438	456,784
Ulta Beauty Incorporated †	3,746	1,584,933
		7,323,466
Textiles, apparel & luxury goods: 1.80%
Deckers Outdoor Corporation †	3,399	912,835
lululemon athletica Incorporated †	5,840	1,709,310
Nike Incorporated Class B	7,526	894,465
		3,516,610
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Large Cap Growth Portfolio  |  5

Portfolio of investments—May 31, 2022

	Shares	Value
Consumer staples: 1.19%
Food & staples retailing: 1.09%
Costco Wholesale Corporation	4,578	$ 2,134,355
Personal products: 0.10%
The Estee Lauder Companies Incorporated Class A	749	190,733
Energy: 2.76%
Oil, gas & consumable fuels: 2.76%
Chevron Corporation	8,673	1,514,826
ConocoPhillips	16,750	1,882,030
Devon Energy Corporation	26,760	2,004,324
		5,401,180
Financials: 9.74%
Banks: 1.83%
Citigroup Incorporated	19,768	1,055,809
Citizens Financial Group Incorporated	27,940	1,156,157
JPMorgan Chase & Company	10,413	1,376,911
		3,588,877
Capital markets: 7.27%
BlackRock Incorporated	2,166	1,449,227
CME Group Incorporated	1,726	343,181
Evercore Partners Incorporated Class A	9,732	1,111,394
Intercontinental Exchange Incorporated	3,091	316,487
LPL Financial Holdings Incorporated	8,111	1,591,297
MarketAxess Holdings Incorporated	4,381	1,234,040
MSCI Incorporated	2,044	904,163
Stifel Financial Corporation	7,101	455,671
The Charles Schwab Corporation	33,695	2,362,020
The Goldman Sachs Group Incorporated	3,855	1,260,007
Tradeweb Markets Incorporated Class A	30,825	2,084,078
VIRTU Financial Incorporated Class A	42,235	1,103,601
		14,215,166
Insurance: 0.64%
Fidelity National Financial Incorporated	29,707	1,256,606
Health care: 14.87%
Biotechnology: 3.77%
AbbVie Incorporated	8,050	1,186,329
Alnylam Pharmaceuticals Incorporated †	2,600	327,080
Biohaven Pharmaceutical Holding Company †	4,742	681,568
Horizon Therapeutics plc †	14,717	1,319,968
Regeneron Pharmaceuticals Incorporated †	1,806	1,200,520
Seagen Incorporated †	3,201	434,312
United Therapeutics Corporation †	6,144	1,415,209
Vertex Pharmaceuticals Incorporated †	3,010	808,637
		7,373,623
Health care equipment & supplies: 3.87%
Abbott Laboratories	10,552	1,239,438
Boston Scientific Corporation †	30,533	1,252,158
The accompanying notes are an integral part of these financial statements.

6  |  Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Health care equipment & supplies (continued)
Edwards Lifesciences Corporation †	22,529	$ 2,272,050
Hologic Incorporated †	13,746	1,034,661
Insulet Corporation †	2,668	569,565
Intuitive Surgical Incorporated †	1,096	249,493
Stryker Corporation	4,066	953,477
		7,570,842
Health care providers & services: 3.19%
Amedisys Incorporated †	2,343	271,577
Anthem Incorporated	3,280	1,671,521
CVS Health Corporation	14,557	1,408,390
Laboratory Corporation of America Holdings	4,826	1,190,671
UnitedHealth Group Incorporated	3,435	1,706,439
		6,248,598
Health care technology: 0.26%
Veeva Systems Incorporated Class A †	2,988	508,737
Life sciences tools & services: 1.45%
Agilent Technologies Incorporated	7,103	906,059
Bio-Techne Corporation	2,333	862,580
Repligen Corporation †	5,280	868,402
Thermo Fisher Scientific Incorporated	368	208,866
		2,845,907
Pharmaceuticals: 2.33%
Bristol-Myers Squibb Company	15,127	1,141,332
Pfizer Incorporated	29,744	1,577,622
Royalty Pharma plc Class A	11,640	478,870
Zoetis Incorporated	7,903	1,350,860
		4,548,684
Industrials: 7.85%
Aerospace & defense: 0.44%
HEICO Corporation	6,033	863,021
Air freight & logistics: 0.61%
United Parcel Service Incorporated Class B	6,576	1,198,476
Building products: 1.82%
Advanced Drainage Systems Incorporated	7,547	826,472
Johnson Controls International plc	28,958	1,578,501
Masco Corporation	20,292	1,150,353
		3,555,326
Commercial services & supplies: 1.46%
Copart Incorporated †	24,998	2,863,021
Construction & engineering: 0.61%
EMCOR Group Incorporated	11,281	1,191,612
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—May 31, 2022

	Shares	Value
Electrical equipment: 0.82%
Generac Holdings Incorporated †	5,858	$ 1,447,395
Rockwell Automation Incorporated	695	148,174
		1,595,569
Machinery: 0.83%
AGCO Corporation	10,488	1,343,827
Deere & Company	801	286,582
		1,630,409
Road & rail: 1.26%
CSX Corporation	9,902	314,785
J.B. Hunt Transport Services Incorporated	10,025	1,730,115
Union Pacific Corporation	1,882	413,626
		2,458,526
Information technology: 32.49%
Communications equipment: 0.24%
Arista Networks Incorporated †	4,506	460,874
Electronic equipment, instruments & components: 0.39%
Zebra Technologies Corporation Class A †	2,278	770,397
IT services: 4.35%
Cognizant Technology Solutions Corporation Class A	14,305	1,068,584
MasterCard Incorporated Class A	17,390	6,223,359
MongoDB Incorporated †	924	219,127
Square Incorporated Class A †	1,632	142,816
Visa Incorporated Class A	4,053	859,925
		8,513,811
Semiconductors & semiconductor equipment: 8.56%
Advanced Micro Devices Incorporated †	11,625	1,184,123
Allegro MicroSystems Incorporated †	17,237	443,853
Applied Materials Incorporated	10,272	1,204,803
Broadcom Incorporated	2,469	1,432,341
Enphase Energy Incorporated †	6,537	1,217,124
Marvell Technology Incorporated	2,894	171,180
Microchip Technology Incorporated	30,569	2,220,838
Monolithic Power Systems Incorporated	2,535	1,141,739
NVIDIA Corporation	18,312	3,419,217
NXP Semiconductors NV	3,001	569,470
Qorvo Incorporated †	7,976	891,318
Qualcomm Incorporated	20,000	2,864,400
		16,760,406
Software: 13.74%
Adobe Incorporated †	2,619	1,090,761
Atlassian Corporation plc Class A †	1,731	306,941
Autodesk Incorporated †	469	97,435
Avalara Incorporated †	3,860	326,826
Crowdstrike Holdings Incorporated Class A †	6,669	1,066,973
Dynatrace Incorporated †	30,754	1,158,503
Fair Isaac Corporation †	379	155,219
Fortinet Incorporated †	4,248	1,249,507
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Software (continued)
Microsoft Corporation	66,592	$ 18,104,356
Oracle Corporation	15,148	1,089,444
Salesforce.com Incorporated †	700	112,168
ServiceNow Incorporated †	4,296	2,008,251
Unity Software Incorporated †	3,192	127,584
		26,893,968
Technology hardware, storage & peripherals: 5.21%
Apple Incorporated	68,455	10,188,843
Materials: 2.67%
Chemicals: 1.10%
Linde plc	6,647	2,158,148
Metals & mining: 1.57%
Nucor Corporation	11,035	1,461,696
Reliance Steel & Aluminum Company	8,214	1,596,802
		3,058,498
Real estate: 1.36%
Equity REITs: 1.19%
Equinix Incorporated	137	94,131
SBA Communications Corporation	2,005	674,903
Weyerhaeuser Company	39,411	1,557,523
		2,326,557
Real estate management & development: 0.17%
CBRE Group Incorporated Class A †	4,095	339,230
Total Common stocks (Cost $124,793,555)		188,852,840

		Yield
Short-term investments: 3.54%
Investment companies: 3.54%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	6,825,985	6,825,985
Securities Lending Cash Investments LLC ♠∩∞		0.91	100,300	100,300
Total Short-term investments (Cost $6,926,285)				6,926,285
Total investments in securities (Cost $131,719,840)	100.05%			195,779,125
Other assets and liabilities, net	(0.05)			(89,545)
Total net assets	100.00%			$195,689,580

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,367,980	$46,880,343	$(41,422,338)	$0	$0	$ 6,825,985	6,825,985	$ 5,113
Securities Lending Cash Investments LLC	1,198,950	6,733,345	(7,831,995)	0	0	100,300	100,300	649 #
				$0	$0	$6,926,285		$5,762

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

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Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $97,114 of securities loaned), at value (cost $124,793,555)	$ 188,852,840
Investments in affiliated securities, at value (cost $6,926,285)	6,926,285
Receivable for dividends	236,138
Receivable for investments sold	230,033
Receivable for securities lending income, net	31
Total assets	196,245,327
Liabilities
Payable for investments purchased	325,845
Payable upon receipt of securities loaned	100,300
Advisory fee payable	84,988
Trustees’ fees and expenses payable	1,943
Accrued expenses and other liabilities	42,671
Total liabilities	555,747
Total net assets	$195,689,580
The accompanying notes are an integral part of these financial statements.

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Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $4,005)	$ 1,777,856
Income from affiliated securities	9,712
Total investment income	1,787,568
Expenses
Advisory fee	1,601,531
Custody and accounting fees	39,034
Professional fees	48,563
Interest holder report expenses	10,438
Trustees’ fees and expenses	19,821
Interest expense	1,073
Other fees and expenses	5,281
Total expenses	1,725,741
Less: Fee waivers and/or expense reimbursements	(246,331)
Net expenses	1,479,410
Net investment income	308,158
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	35,268,787
Futures contracts	(22,501)
Net realized gains on investments	35,246,286
Net change in unrealized gains (losses) on investments	(57,276,470)
Net realized and unrealized gains (losses) on investments	(22,030,184)
Net decrease in net assets resulting from operations	$(21,722,026)
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 308,158	$ 354,603
Net realized gains on investments	35,246,286	30,420,160
Net change in unrealized gains (losses) on investments	(57,276,470)	42,384,795
Net increase (decrease) in net assets resulting from operations	(21,722,026)	73,159,558
Capital transactions
Transactions in investors’ beneficial interests
Contributions	4,492,383	41,984,976
Withdrawals	(72,417,721)	(56,173,469)
Net decrease in net assets resulting from capital transactions	(67,925,338)	(14,188,493)
Total increase (decrease) in net assets	(89,647,364)	58,971,065
Net assets
Beginning of period	285,336,944	226,365,879
End of period	$195,689,580	$285,336,944
The accompanying notes are an integral part of these financial statements.

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Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(11.89)%	35.78%	16.10%	3.79%	24.12%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.71%	0.70%	0.80%
Net expenses[1]	0.60%	0.60%	0.62%	0.62%	0.62%
Net investment income	0.13%	0.14%	0.46%	0.68%	0.53%
Supplemental data
Portfolio turnover rate	45%	58%	43%	100%	37%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Large Cap Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Allspring Diversified Large Cap Growth Portfolio  |  15

Notes to financial statements
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $133,306,280 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$71,700,617
Gross unrealized losses	(9,227,772)
Net unrealized gains	$62,472,845

16  |  Allspring Diversified Large Cap Growth Portfolio

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 17,567,699	$0	$0	$ 17,567,699
Consumer discretionary	28,575,141	0	0	28,575,141
Consumer staples	2,325,088	0	0	2,325,088
Energy	5,401,180	0	0	5,401,180
Financials	19,060,649	0	0	19,060,649
Health care	29,096,391	0	0	29,096,391
Industrials	15,355,960	0	0	15,355,960
Information technology	63,588,299	0	0	63,588,299
Materials	5,216,646	0	0	5,216,646
Real estate	2,665,787	0	0	2,665,787
Short-term investments
Investment companies	6,926,285	0	0	6,926,285
Total assets	$195,779,125	$0	$0	$195,779,125
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Allspring Diversified Large Cap Growth Portfolio  |  17

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the asset sleeve managed by the Golden Capital team increase and an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of all other asset sleeves increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $109,331,130 and $181,961,176, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$97,114	$(97,114)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

18  |  Allspring Diversified Large Cap Growth Portfolio

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $11,300 in long futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
During the year ended May 31, 2022, the Portfolio had average borrowings outstanding of $78,321 at an average rate of 1.37% and paid interest in the amount of $1,073.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Diversified Large Cap Growth Portfolio  |  19

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Large Cap Growth Portfolio (formerly, Wells Fargo Diversified Large Cap Growth Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

20  |  Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Diversified Large Cap Growth Portfolio  |  21

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

22  |  Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Diversified Large Cap Growth Portfolio  |  23

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

24  |  Allspring Diversified Large Cap Growth Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio's investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Diversified Large Cap Growth Portfolio  |  25

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.

Annual Report
May 31, 2022
Allspring
Disciplined Large Cap Portfolio

Allspring Disciplined Large Cap Portfolio  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

2  |  Allspring Disciplined Large Cap Portfolio

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Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡
Ten largest holdings (%) as of May 31, 2022[1]
Apple Incorporated	5.87
Microsoft Corporation	5.37
Amazon.com Incorporated	2.51
Alphabet Incorporated Class C	1.90
Alphabet Incorporated Class A	1.79
Berkshire Hathaway Incorporated Class B	1.57
Tesla Motors Incorporated	1.55
Johnson & Johnson	1.48
NVIDIA Corporation	1.28
Exxon Mobil Corporation	1.26
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 97.24%
Communication services: 7.79%
Diversified telecommunication services: 1.34%
AT&T Incorporated	67,865	$ 1,444,846
Verizon Communications Incorporated	41,707	2,139,152
		3,583,998
Entertainment: 0.94%
Activision Blizzard Incorporated	10,190	793,597
Netflix Incorporated †	2,423	478,397
The Walt Disney Company †	6,631	732,328
Warner Bros. Discovery Incorporated †	27,831	513,482
		2,517,804
Interactive media & services: 4.82%
Alphabet Incorporated Class A †	2,107	4,793,931
Alphabet Incorporated Class C †	2,241	5,111,228
Meta Platforms Incorporated Class A †	15,710	3,042,084
		12,947,243
Media: 0.69%
Comcast Corporation Class A	28,985	1,283,456
Interpublic Group of Companies Incorporated	10,949	352,886
Omnicom Group Incorporated	3,002	223,979
		1,860,321
Consumer discretionary: 10.03%
Automobiles: 1.76%
General Motors Company †	14,361	555,483
Tesla Motors Incorporated †	5,498	4,168,913
		4,724,396
Diversified consumer services: 0.34%
Service Corporation International	13,146	920,614
Hotels, restaurants & leisure: 1.39%
Boyd Gaming Corporation	9,699	570,010
Chipotle Mexican Grill Incorporated †	156	218,798
Darden Restaurants Incorporated	7,828	978,500
McDonald's Corporation	5,825	1,469,123
Starbucks Corporation	6,198	486,543
		3,722,974
Household durables: 0.73%
D.R. Horton Incorporated	10,948	822,742
Lennar Corporation Class A	3,919	314,500
PulteGroup Incorporated	18,143	821,152
		1,958,394
Internet & direct marketing retail: 2.51%
Amazon.com Incorporated †	2,805	6,743,753
Multiline retail: 0.45%
Target Corporation	7,500	1,214,100
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  5

Portfolio of investments—May 31, 2022

	Shares	Value
Specialty retail: 2.15%
AutoNation Incorporated †	2,743	$ 327,953
AutoZone Incorporated †	379	780,607
Best Buy Company Incorporated	5,105	418,916
Dick's Sporting Goods Incorporated «	4,501	365,616
Lowe's Companies Incorporated	6,291	1,228,632
The Home Depot Incorporated	7,835	2,372,046
The TJX Companies Incorporated	4,309	273,923
		5,767,693
Textiles, apparel & luxury goods: 0.70%
lululemon athletica Incorporated †	2,265	662,943
Nike Incorporated Class B	7,036	836,229
Tapestry Incorporated	10,522	363,009
		1,862,181
Consumer staples: 5.66%
Beverages: 0.66%
Monster Beverage Corporation †	4,844	431,697
PepsiCo Incorporated	3,437	576,557
The Coca-Cola Company	12,026	762,208
		1,770,462
Food & staples retailing: 1.74%
Costco Wholesale Corporation	4,358	2,031,787
The Kroger Company	7,104	376,299
Walmart Incorporated	17,508	2,252,054
		4,660,140
Food products: 1.33%
Archer Daniels Midland Company	16,027	1,455,572
Bunge Limited	5,961	705,306
Tyson Foods Incorporated Class A	15,865	1,421,663
		3,582,541
Household products: 1.13%
The Procter & Gamble Company	20,588	3,044,553
Personal products: 0.10%
The Estee Lauder Companies Incorporated Class A	1,067	271,712
Tobacco: 0.70%
Altria Group Incorporated	14,846	803,020
Philip Morris International Incorporated	10,083	1,071,319
		1,874,339
Energy: 4.53%
Oil, gas & consumable fuels: 4.53%
Chevron Corporation	17,732	3,097,071
ConocoPhillips	13,247	1,488,433
Diamondback Energy Incorporated	10,054	1,528,409
EOG Resources Incorporated	11,253	1,541,211
EQT Corporation	16,452	785,089
The accompanying notes are an integral part of these financial statements.

6  |  Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Oil, gas & consumable fuels (continued)
Exxon Mobil Corporation	35,288	$ 3,387,648
Phillips 66	3,309	333,580
		12,161,441
Financials: 10.91%
Banks: 3.53%
Bank of America Corporation	49,893	1,856,020
Bank OZK	14,971	620,847
Citigroup Incorporated	13,817	737,966
JPMorgan Chase & Company	23,187	3,066,017
Regions Financial Corporation	53,437	1,180,423
Signature Bank	1,539	332,840
US Bancorp	26,736	1,418,880
Wells Fargo & Company	5,721	261,850
		9,474,843
Capital markets: 2.17%
Bank of New York Mellon Corporation	8,510	396,651
CME Group Incorporated	2,300	457,309
Jefferies Financial Group Incorporated	29,682	980,100
KKR & Company Incorporated Class A	15,978	875,754
Northern Trust Corporation	8,702	972,449
The Blackstone Group Incorporated Class A	2,205	259,727
The Carlyle Group Incorporated	16,363	630,466
The Goldman Sachs Group Incorporated	3,796	1,240,723
		5,813,179
Consumer finance: 0.61%
Capital One Financial Corporation	10,237	1,308,903
Synchrony Financial	8,796	325,804
		1,634,707
Diversified financial services: 1.93%
Apollo Global Management Incorporated	16,922	975,384
Berkshire Hathaway Incorporated Class B †	13,314	4,206,958
		5,182,342
Insurance: 2.67%
Arch Capital Group Limited †	20,287	962,821
Axis Capital Holdings Limited	10,634	622,833
Chubb Limited	645	136,282
Everest Reinsurance Group Limited	4,352	1,229,440
Fidelity National Financial Incorporated	6,882	291,109
Lincoln National Corporation	11,484	665,268
Markel Corporation †	225	308,122
MetLife Incorporated	24,388	1,643,507
Old Republic International Corporation	28,467	680,931
Prudential Financial Incorporated	5,970	634,313
		7,174,626
Health care: 13.56%
Biotechnology: 2.11%
AbbVie Incorporated	10,220	1,506,121
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  7

Portfolio of investments—May 31, 2022

	Shares	Value
Biotechnology (continued)
Exelixis Incorporated †	46,197	$ 846,791
Moderna Incorporated †	3,665	532,634
United Therapeutics Corporation †	4,951	1,140,413
Vertex Pharmaceuticals Incorporated †	6,038	1,622,109
		5,648,068
Health care equipment & supplies: 1.76%
Abbott Laboratories	14,986	1,760,256
Edwards Lifesciences Corporation †	8,198	826,768
Intuitive Surgical Incorporated †	3,969	903,503
Medtronic plc	12,297	1,231,545
		4,722,072
Health care providers & services: 3.75%
AmerisourceBergen Corporation	8,715	1,348,995
Anthem Incorporated	2,340	1,192,487
CVS Health Corporation	19,035	1,841,636
McKesson Corporation	4,608	1,514,604
Molina Healthcare Incorporated †	3,793	1,100,804
UnitedHealth Group Incorporated	6,180	3,070,100
		10,068,626
Health care technology: 0.20%
Veeva Systems Incorporated Class A †	3,168	539,384
Life sciences tools & services: 1.49%
Danaher Corporation	6,177	1,629,616
Maravai LifeSciences Holdings Class A †	17,395	541,854
Thermo Fisher Scientific Incorporated	3,219	1,827,008
		3,998,478
Pharmaceuticals: 4.25%
Bristol-Myers Squibb Company	27,875	2,103,169
Eli Lilly & Company	1,968	616,850
Johnson & Johnson	22,147	3,976,051
Merck & Company Incorporated	19,414	1,786,670
Nektar Therapeutics †	66,868	232,701
Pfizer Incorporated	50,705	2,689,393
		11,404,834
Industrials: 8.70%
Aerospace & defense: 0.81%
General Dynamics Corporation	2,011	452,294
Lockheed Martin Corporation	3,920	1,725,231
		2,177,525
Air freight & logistics: 1.42%
Expeditors International of Washington Incorporated	9,444	1,027,885
FedEx Corporation	5,650	1,268,877
United Parcel Service Incorporated Class B	8,338	1,519,601
		3,816,363
Airlines: 0.19%
Delta Air Lines Incorporated †	12,378	516,039
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Building products: 1.16%
Builders FirstSource Incorporated †	16,347	$ 1,064,026
Masco Corporation	18,125	1,027,506
Owens Corning Incorporated	10,750	1,027,485
		3,119,017
Commercial services & supplies: 0.65%
Copart Incorporated †	5,379	616,057
Waste Management Incorporated	7,108	1,126,689
		1,742,746
Construction & engineering: 0.32%
Quanta Services Incorporated	7,185	855,015
Electrical equipment: 0.94%
Acuity Brands Incorporated	4,386	767,638
AMETEK Incorporated	2,861	347,526
Eaton Corporation plc	6,973	966,458
Regal Rexnord Corporation	3,462	432,577
		2,514,199
Industrial conglomerates: 0.35%
Honeywell International Incorporated	1,521	294,496
Roper Technologies Incorporated	1,449	641,096
		935,592
Machinery: 1.55%
AGCO Corporation	7,401	948,290
Crane Holdings Company	2,967	283,823
Cummins Incorporated	5,450	1,139,704
Parker-Hannifin Corporation	4,547	1,237,557
Snap-on Incorporated	2,534	562,244
		4,171,618
Professional services: 0.12%
Manpower Incorporated	3,516	315,069
Road & rail: 1.01%
CSX Corporation	24,513	779,268
Landstar System Incorporated	3,277	496,236
Schneider National Incorporated Class B	38,325	925,166
Union Pacific Corporation	2,304	506,373
		2,707,043
Trading companies & distributors: 0.18%
W.W. Grainger Incorporated	983	478,790
Information technology: 25.85%
Communications equipment: 0.79%
Cisco Systems Incorporated	46,911	2,113,341
Electronic equipment, instruments & components: 0.28%
Keysight Technologies Incorporated †	2,669	388,606
TD SYNNEX Corporation	3,387	351,740
		740,346
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  9

Portfolio of investments—May 31, 2022

	Shares	Value
IT services: 4.06%
Accenture plc Class A	8,732	$ 2,606,153
Amdocs Limited	8,875	771,149
Cognizant Technology Solutions Corporation Class A	10,356	773,593
EPAM Systems Incorporated †	1,300	440,076
MasterCard Incorporated Class A	6,316	2,260,307
PayPal Holdings Incorporated †	6,583	560,937
Snowflake Incorporated Class A †	2,953	376,950
Visa Incorporated Class A	14,684	3,115,504
		10,904,669
Semiconductors & semiconductor equipment: 5.56%
Advanced Micro Devices Incorporated †	9,747	992,829
Applied Materials Incorporated	13,426	1,574,736
Broadcom Incorporated	4,642	2,692,963
Intel Corporation	26,864	1,193,299
KLA Corporation	3,289	1,199,992
Micron Technology Incorporated	20,571	1,518,963
NVIDIA Corporation	18,443	3,443,677
ON Semiconductor Corporation †	4,572	277,429
Qualcomm Incorporated	14,188	2,032,005
		14,925,893
Software: 8.81%
Adobe Incorporated †	3,508	1,461,012
Atlassian Corporation plc Class A †	1,672	296,479
Bill.com Holdings Incorporated †	2,372	280,465
Cadence Design Systems Incorporated †	3,476	534,365
Fortinet Incorporated †	2,813	827,416
Intuit Incorporated	2,559	1,060,603
Microsoft Corporation	52,985	14,405,032
Oracle Corporation	19,308	1,388,631
Paycom Software Incorporated †	521	148,141
Salesforce.com Incorporated †	6,183	990,764
ServiceNow Incorporated †	841	393,142
Synopsys Incorporated †	2,111	673,831
The Trade Desk Incorporated †	5,971	310,791
VMware Incorporated Class A	5,573	713,901
Zoom Video Communications Incorporated †	1,611	173,102
		23,657,675
Technology hardware, storage & peripherals: 6.35%
Apple Incorporated	105,819	15,750,100
HP Incorporated	33,193	1,289,216
		17,039,316
Materials: 3.24%
Chemicals: 1.44%
Celanese Corporation Series A	3,508	549,072
Dow Incorporated	6,105	415,018
LyondellBasell Industries NV Class A	10,403	1,188,543
Olin Corporation	8,150	536,189
Westlake Chemical Corporation	9,018	1,191,368
		3,880,190
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Containers & packaging: 0.16%
Packaging Corporation of America	2,665	$ 419,151
Metals & mining: 1.14%
Alcoa Corporation	8,069	498,019
Cleveland-Cliffs Incorporated †	34,023	788,653
Freeport-McMoRan Incorporated	11,354	443,714
Nucor Corporation	4,836	640,577
Reliance Steel & Aluminum Company	3,547	689,537
		3,060,500
Paper & forest products: 0.50%
Louisiana-Pacific Corporation	19,292	1,332,306
Real estate: 3.54%
Equity REITs: 3.54%
Alexandria Real Estate Equities Incorporated	3,980	660,481
American Tower Corporation	1,828	468,206
AvalonBay Communities Incorporated	3,585	745,537
Extra Space Storage Incorporated	7,467	1,330,619
Gaming and Leisure Properties Incorporated	14,543	680,903
Invitation Homes Incorporated	17,455	658,403
National Retail Properties Incorporated	8,380	371,234
Prologis Incorporated	10,873	1,386,090
Public Storage Incorporated	2,171	717,819
SBA Communications Corporation	2,393	805,508
Store Capital Corporation	10,430	287,764
Weyerhaeuser Company	35,059	1,385,532
		9,498,096
Utilities: 3.43%
Electric utilities: 2.03%
Exelon Corporation	28,056	1,378,952
NextEra Energy Incorporated	6,628	501,673
NRG Energy Incorporated	25,306	1,165,088
PG&E Corporation †	43,573	531,591
PPL Corporation	28,627	863,963
The Southern Company	13,499	1,021,334
		5,462,601
Gas utilities: 0.27%
UGI Corporation	16,872	721,109
Independent power & renewable electricity producers: 0.40%
AES Corporation	48,151	1,061,248
Multi-utilities: 0.73%
Consolidated Edison Incorporated	2,277	226,015
DTE Energy Company	7,970	1,057,699
Sempra Energy	4,133	677,233
		1,960,947
Total Common stocks (Cost $181,885,858)		260,976,222

The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  11

Portfolio of investments—May 31, 2022

		Yield	Shares	Value
Short-term investments: 2.61%
Investment companies: 2.61%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	6,635,991	$ 6,635,991
Securities Lending Cash Investments LLC ♠∩∞		0.91	380,600	380,600
Total Short-term investments (Cost $7,016,591)				7,016,591
Total investments in securities (Cost $188,902,449)	99.85%			267,992,813
Other assets and liabilities, net	0.15			404,574
Total net assets	100.00%			$268,397,387

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,124,422	$129,696,505	$(128,184,936)	$0	$0	$ 6,635,991	6,635,991	$ 6,145
Securities Lending Cash Investments LLC	202,520	2,689,005	(2,510,925)	0	0	380,600	380,600	562 #
				$0	$0	$7,016,591		$6,707

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	32	6-17-2022	$6,712,210	$6,610,000	$0	$(102,210)
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined Large Cap Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $357,412 of securities loaned), at value (cost $181,885,858)	$ 260,976,222
Investments in affiliated securities, at value (cost $7,016,591)	7,016,591
Cash at broker segregated for futures contracts	507,604
Receivable for dividends	378,517
Receivable for securities lending income, net	114
Prepaid expenses and other assets	902
Total assets	268,879,950
Liabilities
Payable upon receipt of securities loaned	380,600
Advisory fee payable	55,192
Payable for daily variation margin on open futures contracts	40,783
Accrued expenses and other liabilities	5,988
Total liabilities	482,563
Total net assets	$268,397,387
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  13

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $26,287)	$ 4,809,907
Income from affiliated securities	6,873
Total investment income	4,816,780
Expenses
Advisory fee	847,333
Custody and accounting fees	45,475
Professional fees	61,709
Interest holder report expenses	27,905
Trustees’ fees and expenses	19,821
Other fees and expenses	10,902
Total expenses	1,013,145
Net investment income	3,803,635
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	44,942,851
Futures contracts	(67,661)
Net realized gains on investments	44,875,190
Net change in unrealized gains (losses) on
Unaffiliated securities	(38,523,693)
Futures contracts	(76,899)
Net change in unrealized gains (losses) on investments	(38,600,592)
Net realized and unrealized gains (losses) on investments	6,274,598
Net increase in net assets resulting from operations	$ 10,078,233
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined Large Cap Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 3,803,635	$ 4,374,651
Net realized gains on investments	44,875,190	21,928,585
Net change in unrealized gains (losses) on investments	(38,600,592)	84,159,527
Net increase in net assets resulting from operations	10,078,233	110,462,763
Capital transactions
Transactions in investors’ beneficial interests
Contributions	116,619,198	87,991,362
Withdrawals	(187,709,657)	(122,800,676)
Net decrease in net assets resulting from capital transactions	(71,090,459)	(34,809,314)
Total increase (decrease) in net assets	(61,012,226)	75,653,449
Net assets
Beginning of period	329,409,613	253,756,164
End of period	$ 268,397,387	$ 329,409,613
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Large Cap Portfolio  |  15

Financial highlights
	Year ended May 31
	2022	2021	2020	2019 [1]
Total return[2]	0.87%	41.79%	11.56%	(2.40)%
Ratios to average net assets (annualized)
Gross expenses	0.30%	0.29%	0.29%	0.28%
Net expenses	0.30%	0.29%	0.29%	0.28%
Net investment income	1.12%	1.36%	1.82%	1.84%
Supplemental data
Portfolio turnover rate	48%	53%	81%	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined Large Cap Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Large Cap Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

Allspring Disciplined Large Cap Portfolio  |  17

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $193,275,435 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 85,043,856
Gross unrealized losses	(10,428,688)
Net unrealized gains	$ 74,615,168

18  |  Allspring Disciplined Large Cap Portfolio

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 20,909,366	$0	$0	$ 20,909,366
Consumer discretionary	26,914,105	0	0	26,914,105
Consumer staples	15,203,747	0	0	15,203,747
Energy	12,161,441	0	0	12,161,441
Financials	29,279,697	0	0	29,279,697
Health care	36,381,462	0	0	36,381,462
Industrials	23,349,016	0	0	23,349,016
Information technology	69,381,240	0	0	69,381,240
Materials	8,692,147	0	0	8,692,147
Real estate	9,498,096	0	0	9,498,096
Utilities	9,205,905	0	0	9,205,905
Short-term investments
Investment companies	7,016,591	0	0	7,016,591
Total assets	$267,992,813	$0	$0	$267,992,813
Liabilities
Futures contracts	$ 102,210	$0	$0	$ 102,210
Total liabilities	$ 102,210	$0	$0	$ 102,210
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the

Allspring Disciplined Large Cap Portfolio  |  19

Notes to financial statements
subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $157,781,257 and $226,317,158, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Scotia Capital Incorporated	$357,412	$(357,412)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $6,059,303 in long futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

20  |  Allspring Disciplined Large Cap Portfolio

Notes to financial statements
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Disciplined Large Cap Portfolio  |  21

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Large Cap Portfolio (formerly, Wells Fargo Disciplined Large Cap Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from June 12, 2018 (commencement of operations) to May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the three-year period then ended and the period from June 12, 2018 to May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

22  |  Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Disciplined Large Cap Portfolio  |  23

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

24  |  Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Disciplined Large Cap Portfolio  |  25

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

26  |  Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio's investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Disciplined Large Cap Portfolio  |  27

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.

Annual Report
May 31, 2022
Allspring Disciplined International
Developed Markets Portfolio

Allspring Disciplined International Developed Markets Portfolio  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

2  |  Allspring Disciplined International Developed Markets Portfolio

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Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Vince Fioramonti, CFA®‡
Ten largest holdings (%) as of May 31, 2022[1]
Nestle SA	2.18
Roche Holding AG	1.70
ASML Holding NV	1.63
Shell plc	1.52
AstraZeneca plc	1.42
Novo Nordisk AS Class B	1.33
LVMH Moët Hennessy Louis Vuitton SE	1.30
Novartis AG	1.14
Toyota Motor Corporation	1.04
Total SA	0.92
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

Geographic allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 97.07%
Australia: 7.69%
Aristocrat Leisure Limited (Consumer discretionary, Hotels, restaurants & leisure)	15,994	$ 387,845
Aurizon Holdings Limited (Industrials, Road & rail)	89,040	256,876
Australia & New Zealand Banking Group Limited (Financials, Banks)	39,884	716,714
BHP Billiton Limited (Materials, Metals & mining)	31,504	1,008,581
BHP Group Limited (Materials, Metals & mining)	21,402	678,262
Brambles Limited (Industrials, Commercial services & supplies)	41,372	323,034
Coles Group Limited (Consumer staples, Food & staples retailing)	19,463	244,852
Commonwealth Bank of Australia (Financials, Banks)	19,470	1,458,185
CSL Limited (Health care, Biotechnology)	5,182	1,010,898
Fortescue Metals Group Limited (Materials, Metals & mining)	19,567	282,390
Goodman Group (Real estate, Equity REITs)	22,188	327,222
Macquarie Group Limited (Financials, Capital markets)	5,307	708,318
National Australia Bank Limited (Financials, Banks)	37,728	846,380
Newcrest Mining Limited (Materials, Metals & mining)	12,669	227,661
Reece Limited (Industrials, Trading companies & distributors)	5,634	64,813
Rio Tinto Limited (Materials, Metals & mining)	5,088	417,903
Scentre Group (Real estate, Equity REITs)	75,370	155,236
Sonic Healthcare Limited (Health care, Health care providers & services)	8,097	213,024
Stockland Corporation Limited (Real estate, Equity REITs)	23,677	67,967
Suncorp Group Limited (Financials, Insurance)	26,498	215,835
Transurban Group (Industrials, Transportation infrastructure)	43,709	450,755
Wesfarmers Limited (Consumer discretionary, Multiline retail)	16,286	551,540
Westpac Banking Corporation (Financials, Banks)	41,107	704,175
Woodside Energy Group Limited (Energy, Oil, gas & consumable fuels)	27,782	593,343
Woodside Energy Group Limited - London Stock Exchange (Energy, Oil, gas & consumable fuels) ♦	3,867	70,126
Woolworths Group Limited (Consumer staples, Food & staples retailing)	12,786	317,944
		12,299,879
Austria: 0.23%
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Banks)	5,596	174,280
Voestalpine AG (Materials, Metals & mining)	6,640	194,462
		368,742
Belgium: 0.48%
Anheuser-Busch InBev SA (Consumer staples, Beverages)	2,613	146,347
KBC Group NV (Financials, Banks)	8,061	502,791
Umicore SA (Materials, Chemicals)	2,686	119,350
		768,488
Denmark: 2.75%
A.P. Moller - Maersk AS Class B (Industrials, Marine)	137	395,786
Carlsberg AS Class B (Consumer staples, Beverages)	1,302	165,750
Coloplast AS Class B (Health care, Health care equipment & supplies)	1,301	154,734
DSV Panalpina AS (Industrials, Air freight & logistics)	3,707	608,485
Genmab AS (Health care, Biotechnology) †	1,196	364,676
GN Store Nord AS (Health care, Health care equipment & supplies)	5,136	202,702
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	19,164	2,123,019
Vestas Wind System AS Class A (Industrials, Electrical equipment)	10,261	262,172
William Demant Holding (Health care, Health care equipment & supplies) †	2,769	121,911
		4,399,235
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  5

Portfolio of investments—May 31, 2022

	Shares	Value
Finland: 1.12%
Elisa Oyj (Communication services, Diversified telecommunication services)	2,739	$ 154,962
Fortum Oyj (Utilities, Electric utilities)	15,670	289,347
Kesko Oyj Class B (Consumer staples, Food & staples retailing)	6,678	167,185
Kone Oyj Class B (Industrials, Machinery)	3,457	176,211
Neste Oil Oyj (Energy, Oil, gas & consumable fuels)	2,083	95,508
Nordea Bank Abp (Financials, Banks)	43,441	441,351
Sampo Oyj Class A (Financials, Insurance)	4,602	207,895
Stora Enso Oyj (Materials, Paper & forest products)	13,643	263,856
		1,796,315
France: 11.22%
Air Liquide SA (Materials, Chemicals)	3,706	647,871
Amundi SA (Financials, Capital markets) 144A«	2,037	118,416
Arkema SA (Materials, Chemicals)	1,638	197,916
AXA SA (Financials, Insurance)	23,796	600,591
BNP Paribas SA (Financials, Banks) «	15,217	867,616
Bolloré SA (Industrials, Air freight & logistics)	35,890	191,107
Bouygues SA (Industrials, Construction & engineering)	6,647	229,276
Capgemini SE (Information technology, IT services)	2,085	404,022
Carrefour SA (Consumer staples, Food & staples retailing) «	12,066	246,504
Compagnie de Saint-Gobain SA (Industrials, Building products)	8,167	483,099
Compagnie Generale des Etablissements Michelin SCA (Consumer discretionary, Auto components)	2,837	369,286
Credit Agricole SA (Financials, Banks) «	23,120	255,998
Danone SA (Consumer staples, Food products)	6,662	391,428
Edenred Group (Information technology, IT services)	6,891	339,708
Eiffage SA (Industrials, Construction & engineering)	4,122	407,558
Electricite de France SA (Utilities, Electric utilities) «	22,187	196,696
Engie SA (Utilities, Multi-utilities)	23,497	315,214
Essilor International (Consumer discretionary, Textiles, apparel & luxury goods) «	3,242	522,241
Euroapi Sasu (Health care, Pharmaceuticals) †	476	6,919
Hermes International SA (Consumer discretionary, Textiles, apparel & luxury goods)	347	413,499
Kering SA (Consumer discretionary, Textiles, apparel & luxury goods)	732	400,542
La Francaise des Jeux SA (Consumer discretionary, Hotels, restaurants & leisure) 144A	3,504	127,673
Legrand SA (Industrials, Electrical equipment)	4,437	383,735
L'Oréal SA (Consumer staples, Personal products)	2,550	899,423
LVMH Moët Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	3,239	2,076,601
Orange SA (Communication services, Diversified telecommunication services)	25,802	322,647
Pernod-Ricard SA (Consumer staples, Beverages)	3,327	651,835
Publicis Groupe SA (Communication services, Media)	5,586	305,120
Safran SA (Industrials, Aerospace & defense)	3,273	338,196
Sanofi SA (Health care, Pharmaceuticals) «	10,969	1,170,276
Sartorius Stedim Biotech SA (Health care, Life sciences tools & services)	526	181,321
Schneider Electric SE (Industrials, Electrical equipment) «	6,591	913,057
Societe Generale SA (Financials, Banks) «	8,340	223,880
Teleperformance SE (Industrials, Professional services)	983	325,771
Thales SA (Industrials, Aerospace & defense)	2,112	257,570
Total SA (Energy, Oil, gas & consumable fuels)	24,675	1,472,571
The accompanying notes are an integral part of these financial statements.

6  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
France: (continued)
Vinci SA (Industrials, Construction & engineering)	5,880	$ 566,103
Vivendi SE (Communication services, Entertainment)	10,227	121,869
		17,943,155
Germany: 7.72%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	1,688	334,270
Allianz AG (Financials, Insurance)	4,469	935,646
BASF SE (Materials, Chemicals)	11,091	610,697
Bayer AG (Health care, Pharmaceuticals)	9,858	704,620
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	5,325	460,934
Bechtle AG (Information technology, IT services)	2,917	130,084
Beiersdorf AG (Consumer staples, Personal products)	2,304	238,738
Brenntag AG (Industrials, Trading companies & distributors)	2,495	192,745
Continental AG (Consumer discretionary, Auto components)	1,500	114,784
Covestro AG (Materials, Chemicals) 144A	4,594	209,605
Daimler Truck Holding AG (Industrials, Machinery) †	5,595	174,369
Delivery Hero SE (Consumer discretionary, Internet & direct marketing retail) 144A†	1,365	52,373
Deutsche Bank AG (Financials, Capital markets)	20,053	223,330
Deutsche Boerse AG (Financials, Capital markets)	3,429	575,188
Deutsche Post AG (Industrials, Air freight & logistics)	13,402	553,999
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	35,490	728,630
E.ON SE (Utilities, Multi-utilities)	33,054	336,541
Heidelbergcement AG (Materials, Construction materials)	3,820	221,862
Hellofresh SE (Consumer discretionary, Internet & direct marketing retail) †	2,674	99,383
Infineon Technologies AG (Information technology, Semiconductors & semiconductor equipment)	10,989	341,412
LEG Immobilien AG (Real estate, Real estate management & development)	1,906	196,147
Mercedes Benz Group AG (Consumer discretionary, Automobiles)	10,000	710,690
Merck KGaA (Health care, Pharmaceuticals)	2,129	399,978
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	1,419	346,871
RWE AG (Utilities, Multi-utilities)	11,052	486,460
SAP SE (Information technology, Software)	10,940	1,089,785
Siemens AG (Industrials, Industrial conglomerates)	9,574	1,258,459
Siemens Healthineers AG (Health care, Health care equipment & supplies) 144A	3,557	213,384
Uniper SE (Utilities, Independent power & renewable electricity producers)	4,445	114,717
Vonovia SE (Real estate, Real estate management & development)	5,410	205,890
Zalando SE (Consumer discretionary, Internet & direct marketing retail) 144A†	2,067	83,990
		12,345,581
Hong Kong: 3.12%
AIA Group Limited (Financials, Insurance)	114,200	1,177,335
BOC Hong Kong (Holdings) Limited (Financials, Banks)	83,000	318,897
CK Asset Holdings Limited (Real estate, Real estate management & development)	42,000	274,302
Galaxy Entertainment Group Limited (Consumer discretionary, Hotels, restaurants & leisure)	30,000	159,993
Henderson Land Development Company Limited (Real estate, Real estate management & development)	41,000	173,986
Hong Kong Exchanges & Clearing Limited (Financials, Capital markets)	12,300	531,675
Hong Kong Land Holdings Limited (Real estate, Real estate management & development)	58,940	273,482
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  7

Portfolio of investments—May 31, 2022

	Shares	Value
Hong Kong: (continued)
New World Development Company Limited (Real estate, Real estate management & development)	90,000	$ 342,925
Sino Land Company (Real estate, Real estate management & development)	300,000	425,120
SITC International Holdings Incorporated (Industrials, Marine)	39,000	147,110
Sun Hung Kai Properties Limited (Real estate, Real estate management & development)	21,000	256,639
Swire Pacific Limited Class A (Real estate, Real estate management & development)	47,500	288,734
Techtronic Industries Company Limited (Industrials, Machinery)	18,500	242,354
WH Group Limited (Consumer staples, Food products) 144A	322,000	247,023
Xinyi Glass Holdings Limited (Consumer discretionary, Auto components)	48,000	121,970
		4,981,545
Ireland: 0.78%
CRH plc (Materials, Construction materials)	8,568	355,280
DCC plc (Industrials, Industrial conglomerates)	5,729	404,992
Flutter Entertainment plc (Consumer discretionary, Hotels, restaurants & leisure) †	3,127	382,193
James Hardie Industries CDI (Materials, Construction materials)	4,328	112,126
		1,254,591
Israel: 0.45%
Bank Leumi Le-Israel (Financials, Banks)	21,253	211,288
Check Point Software Technologies Limited (Information technology, Software) †	2,299	287,559
Nice Systems Limited ADR (Information technology, Software) †	925	186,790
Wix.com Limited (Information technology, IT services) †	637	40,137
		725,774
Italy: 1.55%
Assicurazioni Generali SpA (Financials, Insurance) «	22,498	409,389
Enel SpA (Utilities, Electric utilities)	84,196	546,309
Eni SpA (Energy, Oil, gas & consumable fuels)	29,326	446,995
Moncler SpA (Consumer discretionary, Textiles, apparel & luxury goods)	4,700	225,542
Poste Italiane SpA (Financials, Insurance) 144A	16,122	174,376
Snam SpA (Utilities, Gas utilities)	34,956	203,021
UniCredit SpA (Financials, Banks)	40,403	472,784
		2,478,416
Japan: 21.91%
Advantest Corporation (Information technology, Semiconductors & semiconductor equipment)	3,300	228,143
Astellas Pharma Incorporated (Health care, Pharmaceuticals)	22,800	365,285
Bridgestone Corporation (Consumer discretionary, Auto components)	8,200	323,771
Brother Industries Limited (Information technology, Technology hardware, storage & peripherals)	20,100	371,132
Canon Incorporated (Information technology, Technology hardware, storage & peripherals)	15,900	400,418
Capcom Company Limited (Communication services, Entertainment)	7,800	221,758
Chugai Pharmaceutical Company Limited (Health care, Pharmaceuticals)	7,600	208,279
CyberAgent Incorporated (Communication services, Media)	9,600	103,729
Dai Nippon Printing Company Limited (Industrials, Commercial services & supplies)	9,000	205,539
Dai-ichi Life Holdings Incorporated (Financials, Insurance)	17,400	355,947
Daiichi Sankyo Company Limited (Health care, Pharmaceuticals)	16,900	448,838
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Japan: (continued)
Daiwa House Industry Company Limited (Real estate, Real estate management & development)	6,700	$ 161,599
DENSO Corporation (Consumer discretionary, Auto components)	4,000	244,751
Dentsu Incorporated (Communication services, Media)	6,200	207,092
Disco Corporation (Information technology, Semiconductors & semiconductor equipment)	900	245,388
Eisai Company Limited (Health care, Pharmaceuticals)	2,800	115,232
ENEOS Holdings Incorporated (Energy, Oil, gas & consumable fuels)	49,500	200,407
FANUC Corporation (Industrials, Machinery)	2,300	377,065
Fast Retailing Company Limited (Consumer discretionary, Specialty retail)	600	288,733
FUJIFILM Holdings Incorporated (Information technology, Technology hardware, storage & peripherals)	4,900	270,512
Fujitsu Limited (Information technology, IT services)	3,200	480,864
Hitachi Limited (Industrials, Industrial conglomerates)	9,000	470,152
Honda Motor Company Limited (Consumer discretionary, Automobiles)	23,300	576,821
Hoya Corporation (Health care, Health care equipment & supplies)	4,400	472,008
Iida Group Holdings Company Limited (Consumer discretionary, Household durables)	12,800	202,338
Inpex Holdings Incorporated (Energy, Oil, gas & consumable fuels)	27,100	353,446
Isuzu Motors Limited (Consumer discretionary, Automobiles)	13,300	156,106
Itochu Corporation (Industrials, Trading companies & distributors)	17,900	513,772
Itochu Techno-Solutions Corporation (Information technology, IT services)	6,500	162,330
Japan Post Holdings Company Limited (Financials, Insurance)	14,600	241,112
Japan Post Holdings Company Limited (Financials, Insurance)	43,000	320,525
Japan Post Holdings Company Limited (Financials, Insurance)	38,200	292,283
Kao Corporation (Consumer staples, Personal products)	4,800	193,738
KDDI Corporation (Communication services, Wireless telecommunication services)	16,500	574,972
Keyence Corporation (Information technology, Electronic equipment, instruments & components)	2,000	801,491
Kirin Holdings Company Limited (Consumer staples, Beverages)	10,600	164,062
Komatsu Limited (Industrials, Machinery)	10,800	268,123
Konami Holdings Corporation (Communication services, Entertainment)	4,500	307,609
Kubota Corporation (Industrials, Machinery)	13,100	241,577
Lawson Incorporated (Consumer staples, Food & staples retailing)	7,600	269,204
M3 Incorporated (Health care, Health care technology)	5,900	171,269
Marubeni Corporation (Industrials, Trading companies & distributors)	40,400	424,759
MediPal Holdings Corporation (Health care, Health care providers & services)	11,200	156,862
Mitsubishi Corporation (Industrials, Trading companies & distributors)	18,000	619,831
Mitsubishi Electric Corporation (Industrials, Electrical equipment)	25,000	274,983
Mitsubishi Estate Company Limited (Real estate, Real estate management & development)	37,400	554,601
Mitsui & Company Limited (Industrials, Trading companies & distributors)	25,500	640,199
Murata Manufacturing Company Limited (Information technology, Electronic equipment, instruments & components)	7,600	489,999
NEC Corporation (Information technology, IT services)	3,700	149,742
Nexon Company Limited (Communication services, Entertainment)	9,200	228,687
Nidec Corporation (Industrials, Electrical equipment)	4,500	303,379
Nintendo Company Limited (Communication services, Entertainment)	1,900	847,462
Nissan Motor Company Limited (Consumer discretionary, Automobiles)	56,900	221,262
Nitori Holdings Company Limited (Consumer discretionary, Specialty retail)	900	90,954
Nitto Denko Corporation (Materials, Chemicals)	5,800	421,253
Nomura Research Institute Limited (Information technology, IT services)	5,500	151,668
NTT Data Corporation (Information technology, IT services)	13,700	215,394
OBIC Company Limited (Information technology, IT services)	1,800	266,781
Olympus Corporation (Health care, Health care equipment & supplies)	16,600	346,932
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  9

Portfolio of investments—May 31, 2022

	Shares	Value
Japan: (continued)
Omron Corporation (Information technology, Electronic equipment, instruments & components)	3,400	$ 196,127
Ono Pharmaceutical Company Limited (Health care, Pharmaceuticals)	9,900	261,775
ORIX Corporation (Financials, Diversified financial services)	25,200	479,883
Osaka Gas Company Limited (Utilities, Gas utilities)	24,500	457,894
Otsuka Corporation (Information technology, IT services)	3,800	120,581
Otsuka Holdings Company Limited (Health care, Pharmaceuticals)	9,800	326,502
Panasonic Corporation (Consumer discretionary, Household durables)	33,100	304,427
Rakuten Incorporated (Consumer discretionary, Internet & direct marketing retail)	21,900	123,165
Recruit Holdings Company Limited (Industrials, Professional services)	19,000	698,691
Rohm Company Limited (Information technology, Semiconductors & semiconductor equipment)	3,000	247,485
Secom Company Limited (Industrials, Commercial services & supplies)	4,200	277,216
Seiko Epson Corporation (Information technology, Technology hardware, storage & peripherals)	11,200	187,660
Sekisui House Limited (Consumer discretionary, Household durables)	8,800	156,026
Seven & I Holdings Company Limited (Consumer staples, Food & staples retailing)	8,800	369,814
Sharp Corporation (Consumer discretionary, Household durables)	13,700	111,635
Shimano Incorporated (Consumer discretionary, Leisure products)	1,300	230,089
Shin-Etsu Chemical Company Limited (Materials, Chemicals)	3,500	498,485
SMC Corporation (Industrials, Machinery)	700	362,194
SoftBank Corporation (Communication services, Wireless telecommunication services)	37,500	431,118
SoftBank Group Corporation (Communication services, Wireless telecommunication services)	14,200	593,326
Sompo Holdings Incorporated (Financials, Insurance)	3,600	163,536
Sony Corporation (Consumer discretionary, Household durables)	13,900	1,308,102
Square Enix Company Limited (Communication services, Entertainment)	3,500	174,273
Sumitomo Chemical Company Limited (Materials, Chemicals)	68,900	284,195
Sumitomo Corporation (Industrials, Trading companies & distributors)	29,600	425,370
Sumitomo Metal Mining Company Limited (Materials, Metals & mining)	2,700	113,591
Suntory Beverage & Food Limited (Consumer staples, Beverages)	6,800	254,336
Suzuki Motor Corporation (Consumer discretionary, Automobiles)	4,900	145,323
Sysmex Corporation (Health care, Health care equipment & supplies)	4,900	319,612
T&D Holdings Incorporated (Financials, Insurance)	18,600	212,968
Taisho Pharmaceutical (Health care, Pharmaceuticals)	3,800	146,409
Takeda Pharmaceutical Company Limited (Health care, Pharmaceuticals)	18,600	535,020
TDK Corporation (Information technology, Electronic equipment, instruments & components)	8,900	308,685
Terumo Corporation (Health care, Health care equipment & supplies)	6,600	213,788
Tokio Marine Holdings Incorporated (Financials, Insurance)	7,300	423,364
Tokyo Electron Limited (Information technology, Semiconductors & semiconductor equipment)	1,800	824,671
Tokyo Gas Company Limited (Utilities, Gas utilities)	10,300	200,903
Toray Industries Incorporated (Materials, Chemicals)	36,800	190,468
Tosoh Corporation (Materials, Chemicals)	17,200	250,515
Toyo Suisan Kaisha Limited (Consumer staples, Food products)	3,800	142,129
Toyota Motor Corporation (Consumer discretionary, Automobiles)	101,000	1,665,223
Toyota Tsusho Corporation (Industrials, Trading companies & distributors)	5,400	206,587
Trend Micro Incorporated (Information technology, Software)	5,000	294,015
Unicharm Corporation (Consumer staples, Household products)	5,900	202,663
USS Company Limited (Consumer discretionary, Specialty retail)	9,000	164,221
Yahoo! Japan Corporation (Communication services, Interactive media & services)	46,500	153,946
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Japan: (continued)
Yamaha Motor Company Limited (Consumer discretionary, Automobiles)	6,400	$ 129,904
Yamato Holdings Company Limited (Industrials, Air freight & logistics)	9,900	171,184
		35,041,262
Luxembourg: 0.38%
ArcelorMittal SA (Materials, Metals & mining)	10,401	334,477
Eurofins Scientific SE (Health care, Life sciences tools & services)	2,857	266,288
		600,765
Netherlands: 5.04%
Adyen NV (Information technology, IT services) 144A†	199	309,175
Airbus SE (Industrials, Aerospace & defense)	7,500	875,856
Akzo Nobel NV (Materials, Chemicals)	1,887	164,697
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	4,518	2,599,760
CNH Industrial NV (Industrials, Machinery)	22,214	330,770
ING Groep NV (Financials, Banks)	71,748	810,612
Iveco Group N.V. (Industrials, Machinery) †	4,443	28,261
Koninklijke Ahold Delhaize NV (Consumer staples, Food & staples retailing)	19,345	533,837
Koninklijke Philips NV (Health care, Health care equipment & supplies)	10,837	279,101
NN Group NV (Financials, Insurance) «	8,112	403,297
Prosus NV (Consumer discretionary, Internet & direct marketing retail)	8,779	455,024
Qiagen NV (Health care, Life sciences tools & services) †	4,075	187,282
Randstad Holdings NV (Industrials, Professional services)	3,239	182,763
Stellantis NV (Consumer discretionary, Automobiles)	15,902	237,876
STMicroelectronics NV (Information technology, Semiconductors & semiconductor equipment)	8,413	336,253
Universal Music Group NV (Communication services, Entertainment)	14,283	320,317
		8,054,881
New Zealand: 0.10%
Fisher & Paykel Healthcare Corporation (Health care, Health care equipment & supplies)	11,354	155,364
Norway: 0.64%
DNB Bank ASA (Financials, Banks)	10,436	211,723
Equinor ASA (Energy, Oil, gas & consumable fuels)	21,030	809,101
		1,020,824
Singapore: 0.88%
DBS Group Holdings Limited (Financials, Banks)	20,600	465,212
Genting Singapore Limited (Consumer discretionary, Hotels, restaurants & leisure)	245,200	139,598
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	41,200	355,751
Sea Limited ADR (Communication services, Entertainment) †	2,167	179,124
Wilmar International Limited (Consumer staples, Food products)	90,500	275,453
		1,415,138
Spain: 2.56%
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	83,745	456,625
Banco Santander Central Hispano SA (Financials, Banks)	172,638	558,694
CaixaBank SA (Financials, Banks)	123,004	444,748
Enagás SA (Utilities, Gas utilities)	10,779	246,595
Endesa SA (Utilities, Electric utilities)	10,934	242,159
Iberdrola SA (Utilities, Electric utilities)	66,290	785,313
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  11

Portfolio of investments—May 31, 2022

	Shares	Value
Spain: (continued)
Industria de Diseno Textil SA (Consumer discretionary, Specialty retail)	11,162	$ 268,299
Red Eléctrica Corporacion SA (Utilities, Electric utilities)	11,588	239,973
Repsol SA (Energy, Oil, gas & consumable fuels)	21,614	347,940
Telefónica SA (Communication services, Diversified telecommunication services)	93,282	506,723
		4,097,069
Sweden: 2.83%
Alfa Laval AB (Industrials, Machinery)	5,360	144,676
Assa Abloy AB Class B (Industrials, Building products)	12,172	299,378
Atlas Copco AB (Industrials, Machinery)	54,808	613,633
Electrolux AB (Industrials, Electronic equipment, instruments & components)	11,048	171,479
Epiroc AB Class A (Industrials, Machinery)	9,641	186,483
Ericsson LM Class B (Information technology, Communications equipment)	43,484	352,602
Evolution Gaming Group (Consumer discretionary, Hotels, restaurants & leisure) 144A	920	96,221
Hennes & Mauritz AB Class B (Consumer discretionary, Specialty retail)	4,677	64,471
Hexagon AB Class B (Information technology, Electronic equipment, instruments & components)	27,383	333,387
Husqvarna AB Class B (Industrials, Machinery)	22,926	206,631
Industrivarden AB Class A (Financials, Diversified financial services)	6,583	170,541
Investor AB (Financials, Diversified financial services)	32,769	614,112
Kinnevik AB (Financials, Diversified financial services)	6,604	131,763
Sandvik AB (Industrials, Machinery)	15,460	316,610
Skanska AB Class B (Industrials, Construction & engineering)	9,846	169,780
Swedbank AB Class A (Financials, Banks)	10,765	162,644
Swedish Match AB (Consumer staples, Tobacco)	27,408	283,174
Volvo AB Class B (Industrials, Machinery)	11,913	208,668
		4,526,253
Switzerland: 10.10%
ABB Limited (Industrials, Electrical equipment)	16,954	519,296
Adecco SA (Industrials, Professional services)	2,875	111,769
Alcon Incorporated (Health care, Health care equipment & supplies)	3,795	284,071
Barry Callebaut AG (Consumer staples, Food products)	137	300,223
Chocoladefabriken Lindt & Sprungli AG (Participation Certificates) (Consumer staples, Food products)	32	321,601
Compagnie Financière Richemont SA (Consumer discretionary, Textiles, apparel & luxury goods)	5,266	583,861
Geberit AG (Industrials, Building products)	652	357,404
Givaudan SA (Materials, Chemicals)	52	190,934
Kuehne & Nagel International AG (Industrials, Marine)	1,087	286,482
LafargeHolcim Limited (Materials, Construction materials)	8,081	400,006
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	3,163	192,906
Lonza Group AG (Health care, Life sciences tools & services)	554	333,370
Nestle SA (Consumer staples, Food products)	28,599	3,488,413
Novartis AG (Health care, Pharmaceuticals)	20,053	1,815,892
Partners Group Holding AG (Financials, Capital markets)	321	344,526
Roche Holding AG (Health care, Pharmaceuticals)	7,968	2,711,380
Roche Holding AG (Bearer Shares) (Health care, Pharmaceuticals)	731	285,480
Schindler Holding AG (Industrials, Machinery)	1,024	204,544
Sika AG (Materials, Chemicals)	1,638	453,387
Sonova Holding AG (Health care, Health care equipment & supplies)	944	333,628
Straumann Holding AG (Health care, Health care equipment & supplies)	970	123,323
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Switzerland: (continued)
Swiss Life Holding AG (Financials, Insurance)	492	$ 278,520
Swisscom AG (Communication services, Diversified telecommunication services)	516	304,909
The Swatch Group AG (Bearer Shares) (Consumer discretionary, Textiles, apparel & luxury goods)	1,292	331,890
UBS Group AG (Financials, Capital markets)	49,184	925,277
Zurich Insurance Group AG (Financials, Insurance)	1,458	665,767
		16,148,859
United Kingdom: 15.47%
Admiral Group plc (Financials, Insurance)	6,366	178,325
Anglo American plc (Materials, Metals & mining)	15,375	753,069
Ashtead Group plc (Industrials, Trading companies & distributors)	6,192	324,039
AstraZeneca plc (Health care, Pharmaceuticals)	17,285	2,276,967
Aviva plc (Financials, Insurance)	38,981	211,216
BAE Systems plc (Industrials, Aerospace & defense)	38,476	366,536
Barclays plc (Financials, Banks)	126,951	270,447
Barratt Developments plc (Consumer discretionary, Household durables)	23,963	152,428
Berkeley Group Holdings (Consumer discretionary, Household durables)	3,284	173,803
BP plc (Energy, Oil, gas & consumable fuels)	218,801	1,197,275
British American Tobacco plc (Consumer staples, Tobacco)	30,585	1,349,676
BT Group plc (Communication services, Diversified telecommunication services)	108,448	255,887
Bunzl plc (Industrials, Trading companies & distributors)	9,167	319,625
Burberry Group plc (Consumer discretionary, Textiles, apparel & luxury goods)	7,271	156,948
Compass Group plc (Consumer discretionary, Hotels, restaurants & leisure)	19,819	443,911
Diageo plc (Consumer staples, Beverages)	30,093	1,393,567
Entain plc (Consumer discretionary, Hotels, restaurants & leisure) †	7,532	138,759
Experian Group Limited plc (Industrials, Professional services)	13,088	438,032
Ferguson plc (Industrials, Trading companies & distributors)	3,050	366,344
GlaxoSmithKline plc (Health care, Pharmaceuticals)	40,158	876,749
Glencore plc (Materials, Metals & mining)	134,196	882,873
Hargreaves Lansdown plc (Financials, Capital markets)	8,496	91,749
HSBC Holdings plc (Financials, Banks)	213,498	1,433,923
Imperial Tobacco Group plc (Consumer staples, Tobacco)	17,481	394,408
Johnson Matthey plc (Materials, Chemicals)	3,893	103,507
Kingfisher plc (Consumer discretionary, Specialty retail)	47,944	159,252
Lloyds Banking Group plc (Financials, Banks)	1,022,144	578,185
London Stock Exchange Group plc (Financials, Capital markets)	2,962	276,273
National Grid plc (Utilities, Multi-utilities)	27,967	412,675
Persimmon plc (Consumer discretionary, Household durables)	4,919	134,940
Phoenix Group Holdings plc (Financials, Insurance)	20,415	164,022
Prudential plc (Financials, Insurance)	28,225	369,001
RELX plc (Industrials, Professional services)	24,027	689,091
Rentokil Initial plc (Industrials, Commercial services & supplies)	18,813	120,001
Rio Tinto plc (Materials, Metals & mining)	11,114	805,273
Rolls-Royce Holdings plc (Industrials, Aerospace & defense) †	71,196	77,773
Schroders plc (Financials, Capital markets)	5,978	223,124
Segro plc (Real estate, Equity REITs)	13,563	189,365
Shell plc (Energy, Oil, gas & consumable fuels)	81,413	2,438,016
Smith & Nephew plc (Health care, Health care equipment & supplies)	11,092	180,723
Smiths Group plc (Industrials, Industrial conglomerates)	9,920	194,378
SSE plc (Utilities, Electric utilities)	23,391	522,297
Unilever plc (Consumer staples, Personal products)	14,457	695,388
Unilever plc (London Exchange) (Consumer staples, Personal products)	20,345	980,605
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  13

Portfolio of investments—May 31, 2022

	Shares	Value
United Kingdom: (continued)
Vodafone Group plc (Communication services, Wireless telecommunication services)	344,150	$ 566,278
WPP plc (Communication services, Media)	35,284	409,311
		24,736,034
United States: 0.05%
Block Incorporated (Information technology, IT services) †	833	75,323
Total Common stocks (Cost $138,471,671)		155,233,493

	Dividend yield
Preferred stocks: 0.60%
Germany: 0.60%
Fuchs Petrolub SE (Materials, Chemicals)	3.54%	3,603	110,625
Henkel AG & Company KGaA (Consumer staples, Household products)	2.95	2,992	204,608
Sartorius AG Vorzug (Health care, Health care equipment & supplies)	0.34	368	148,387
Volkswagen AG ADR (Consumer discretionary, Automobiles)	4.74	2,970	493,188
Total Preferred stocks (Cost $1,193,050)			956,808

		Yield
Short-term investments: 3.97%
Investment companies: 3.97%
Allspring Government Money Market Fund Select Class ♠∞		0.65	1,578,533	1,578,533
Securities Lending Cash Investments LLC ♠∩∞		0.91	4,760,248	4,760,248
Total Short-term investments (Cost $6,338,781)				6,338,781
Total investments in securities (Cost $146,003,502)	101.64%			162,529,082
Other assets and liabilities, net	(1.64)			(2,614,627)
Total net assets	100.00%			$159,914,455

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,648,018	$27,730,268	$(27,799,753)	$0	$0	$ 1,578,533	1,578,533	$ 2,053
Securities Lending Cash Investments LLC	2,186,481	21,832,763	(19,258,996)	0	0	4,760,248	4,760,248	4,792 #
				$0	$0	$6,338,781		$6,845

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	23	6-17-2022	$2,332,991	$2,342,550	$9,559	$0
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined International Developed Markets Portfolio  |  15

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $4,444,223 of securities loaned), at value (cost $139,664,721)	$ 156,190,301
Investments in affiliated securities, at value (cost $6,338,781)	6,338,781
Cash at broker segregated for futures contracts	315,068
Foreign currency, at value (cost $428,444)	430,879
Receivable for dividends	1,477,428
Receivable for investments sold	157,164
Receivable for securities lending income, net	10,437
Total assets	164,920,058
Liabilities
Payable upon receipt of securities loaned	4,760,248
Payable for investments purchased	186,633
Advisory fee payable	33,119
Payable for daily variation margin on open futures contracts	13,390
Accrued expenses and other liabilities	12,213
Total liabilities	5,005,603
Total net assets	$159,914,455
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined International Developed Markets Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $765,515)	$ 5,444,529
Income from affiliated securities	108,536
Total investment income	5,553,065
Expenses
Advisory fee	454,581
Custody and accounting fees	159,254
Professional fees	58,907
Interest holder report expenses	27,349
Trustees’ fees and expenses	19,821
Other fees and expenses	69,650
Total expenses	789,562
Net investment income	4,763,503
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	6,801,496
Futures contracts	46,457
Net realized gains on investments	6,847,953
Net change in unrealized gains (losses) on
Unaffiliated securities	(28,685,771)
Futures contracts	(48,510)
Net change in unrealized gains (losses) on investments	(28,734,281)
Net realized and unrealized gains (losses) on investments	(21,886,328)
Net decrease in net assets resulting from operations	$(17,122,825)
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,763,503	$ 4,321,572
Net realized gains on investments	6,847,953	41,094,177
Net change in unrealized gains (losses) on investments	(28,734,281)	19,528,673
Net increase (decrease) in net assets resulting from operations	(17,122,825)	64,944,422
Capital transactions
Transactions in investors’ beneficial interests
Contributions	922,417	3,259,460
Withdrawals	(28,522,295)	(42,716,944)
Net decrease in net assets resulting from capital transactions	(27,599,878)	(39,457,484)
Total increase (decrease) in net assets	(44,722,703)	25,486,938
Net assets
Beginning of period	204,637,158	179,150,220
End of period	$159,914,455	$204,637,158
The accompanying notes are an integral part of these financial statements.

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Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(9.56)%	39.97%	1.76%	(0.14)%	9.46%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.91%	0.89%	1.10%
Net expenses[1]	0.43%	0.43%	0.91%	0.89%	1.06%
Net investment income	2.62%	2.23%	0.34%	1.24%	0.70%
Supplemental data
Portfolio turnover rate	17%	127%	53%	100%	71%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined International Developed Markets Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

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Notes to financial statements
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.

Allspring Disciplined International Developed Markets Portfolio  |  21

Notes to financial statements
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $146,914,694 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 25,995,460
Gross unrealized losses	(10,371,513)
Net unrealized gains	$ 15,623,947
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 12,229,753	$ 70,126	$0	$ 12,299,879
Austria	368,742	0	0	368,742
Belgium	768,488	0	0	768,488
Denmark	4,399,235	0	0	4,399,235
Finland	1,796,315	0	0	1,796,315
France	17,943,155	0	0	17,943,155
Germany	12,345,581	0	0	12,345,581
Hong Kong	4,981,545	0	0	4,981,545
Ireland	1,254,591	0	0	1,254,591
Israel	725,774	0	0	725,774
Italy	2,478,416	0	0	2,478,416
Japan	35,041,262	0	0	35,041,262
Luxembourg	600,765	0	0	600,765
Netherlands	8,054,881	0	0	8,054,881
New Zealand	155,364	0	0	155,364
Norway	1,020,824	0	0	1,020,824
Singapore	1,415,138	0	0	1,415,138
Spain	4,097,069	0	0	4,097,069
Sweden	4,526,253	0	0	4,526,253
Switzerland	16,148,859	0	0	16,148,859
United Kingdom	24,736,034	0	0	24,736,034
United States	75,323	0	0	75,323
Preferred stocks
Germany	956,808	0	0	956,808
Short-term investments
Investment companies	6,338,781	0	0	6,338,781
	162,458,956	70,126	0	162,529,082
Futures contracts	9,559	0	0	9,559
Total assets	$162,468,515	$70,126	$0	$162,538,641
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Allspring Disciplined International Developed Markets Portfolio  |  23

Notes to financial statements
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $29,453,690 and $52,734,612, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$1,107,193	$(1,107,193)	$0
BMO Capital Markets Corporation	83	(83)	0
Citigroup Global Markets Incorporated	2,473,188	(2,473,188)	0
JPMorgan Securities LLC	381,311	(381,311)	0
UBS Securities LLC	482,448	(482,448)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,512,659 in long futures contracts during the year ended May 31, 2022.

24  |  Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Disciplined International Developed Markets Portfolio  |  25

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined International Developed Markets Portfolio (formerly, Wells Fargo Disciplined International Developed Markets Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

26  |  Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Disciplined International Developed Markets Portfolio  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Disciplined International Developed Markets Portfolio  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio's investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Disciplined International Developed Markets Portfolio  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.

Annual Report
May 31, 2022
Allspring
Large Company Value Portfolio

Allspring Large Company Value Portfolio  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

2  |  Allspring Large Company Value Portfolio

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Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA®‡, Harindra de Silva, Ph.D., CFA®‡
Ten largest holdings (%) as of May 31, 2022[1]
Pfizer Incorporated	3.48
Exxon Mobil Corporation	3.43
NextEra Energy Incorporated	2.81
Comcast Corporation Class A	2.61
Emerson Electric Company	2.20
Cigna Corporation	2.19
General Dynamics Corporation	2.15
Altria Group Incorporated	2.14
Humana Incorporated	2.10
Verizon Communications Incorporated	1.94
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 97.51%
Communication services: 6.50%
Diversified telecommunication services: 2.47%
AT&T Incorporated	54,580	$ 1,162,008
Verizon Communications Incorporated	81,897	4,200,497
		5,362,505
Entertainment: 0.67%
The Walt Disney Company †	9,208	1,016,932
Warner Bros. Discovery Incorporated †	23,299	429,867
		1,446,799
Media: 2.61%
Comcast Corporation Class A	127,919	5,664,253
Wireless telecommunication services: 0.75%
T-Mobile US Incorporated †	12,175	1,622,806
Consumer discretionary: 3.38%
Automobiles: 0.80%
Ford Motor Company	43,159	590,415
General Motors Company †	29,245	1,131,197
		1,721,612
Hotels, restaurants & leisure: 1.71%
Bloomin' Brands Incorporated	39,016	823,628
McDonald's Corporation	11,464	2,891,335
		3,714,963
Multiline retail: 0.12%
Target Corporation	1,628	263,541
Specialty retail: 0.75%
Ulta Beauty Incorporated †	3,820	1,616,242
Consumer staples: 8.66%
Beverages: 1.60%
PepsiCo Incorporated	20,626	3,460,012
Food & staples retailing: 1.04%
Costco Wholesale Corporation	2,313	1,078,367
Sysco Corporation	8,856	745,498
Walmart Incorporated	3,307	425,379
		2,249,244
Food products: 3.11%
Archer Daniels Midland Company	22,936	2,083,048
Bunge Limited	21,740	2,572,277
Tyson Foods Incorporated Class A	23,384	2,095,440
		6,750,765
Household products: 0.77%
The Procter & Gamble Company	11,229	1,660,545
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Portfolio  |  5

Portfolio of investments—May 31, 2022

	Shares	Value
Tobacco: 2.14%
Altria Group Incorporated	85,821	$ 4,642,058
Energy: 8.32%
Oil, gas & consumable fuels: 8.32%
Chevron Corporation	1,588	277,360
ConocoPhillips	27,036	3,037,765
EOG Resources Incorporated	14,255	1,952,365
Exxon Mobil Corporation	77,418	7,432,128
Marathon Petroleum Corporation	22,665	2,307,070
PDC Energy Incorporated	838	66,319
SM Energy Company	15,003	724,195
Targa Resources Corporation	5,107	367,806
Valero Energy Corporation	14,392	1,865,203
		18,030,211
Financials: 17.74%
Banks: 9.05%
Bank of America Corporation	111,236	4,137,979
Citigroup Incorporated	16,256	868,233
Comerica Incorporated	18,296	1,522,410
Community Bank System Incorporated	9,922	654,852
First Financial Bankshares Incorporated	40,299	1,661,931
Hancock Whitney Corporation	28,376	1,414,260
JPMorgan Chase & Company	31,612	4,180,055
PNC Financial Services Group Incorporated	4,562	800,220
Truist Financial Corporation	40,360	2,007,506
US Bancorp	14,448	766,755
Zions Bancorporation	27,935	1,593,412
		19,607,613
Capital markets: 2.07%
BlackRock Incorporated	62	41,483
CME Group Incorporated	1,163	231,239
Intercontinental Exchange Incorporated	36,544	3,741,740
S&P Global Incorporated	1,381	482,632
		4,497,094
Consumer finance: 1.78%
Capital One Financial Corporation	21,006	2,685,827
Discover Financial Services	5,852	664,143
OneMain Holdings Incorporated	11,409	502,681
		3,852,651
Diversified financial services: 1.09%
Berkshire Hathaway Incorporated Class B †	7,507	2,372,062
Insurance: 3.75%
American Financial Group Incorporated	708	100,040
Axis Capital Holdings Limited	37,150	2,175,876
MetLife Incorporated	30,883	2,081,205
Old Republic International Corporation	2,861	68,435
Progressive Corporation	6,038	720,816
Stewart Information Services Corporation	13,171	730,859
The accompanying notes are an integral part of these financial statements.

6  |  Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Insurance (continued)
The Hanover Insurance Group Incorporated	12,927	$ 1,895,098
W.R. Berkley Corporation	4,880	347,114
		8,119,443
Health care: 19.28%
Biotechnology: 3.06%
AbbVie Incorporated	28,398	4,185,013
Vertex Pharmaceuticals Incorporated †	9,135	2,454,118
		6,639,131
Health care equipment & supplies: 2.47%
Abbott Laboratories	20,201	2,372,809
Baxter International Incorporated	2,368	180,086
Becton Dickinson & Company	2,392	611,874
Stryker Corporation	9,333	2,188,589
		5,353,358
Health care providers & services: 6.79%
Anthem Incorporated	7,056	3,595,808
Cigna Corporation	17,668	4,740,148
CVS Health Corporation	15,525	1,502,044
Humana Incorporated	10,011	4,547,297
UnitedHealth Group Incorporated	643	319,430
		14,704,727
Life sciences tools & services: 1.59%
IQVIA Holdings Incorporated †	994	213,959
Thermo Fisher Scientific Incorporated	5,707	3,239,122
		3,453,081
Pharmaceuticals: 5.37%
Johnson & Johnson	3,658	656,721
Merck & Company Incorporated	17,377	1,599,205
Pfizer Incorporated	142,259	7,545,417
Viatris Incorporated	149,133	1,829,862
		11,631,205
Industrials: 10.15%
Aerospace & defense: 3.90%
General Dynamics Corporation	20,754	4,667,782
Lockheed Martin Corporation	3,134	1,379,305
Raytheon Technologies Corporation	25,246	2,401,400
		8,448,487
Electrical equipment: 2.20%
Emerson Electric Company	53,769	4,767,160
Industrial conglomerates: 1.30%
3M Company	1,874	279,769
General Electric Company	7,842	613,950
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Portfolio  |  7

Portfolio of investments—May 31, 2022

	Shares	Value
Industrial conglomerates (continued)
Honeywell International Incorporated	6,001	$ 1,161,914
Roper Technologies Incorporated	1,709	756,130
		2,811,763
Machinery: 1.59%
Mueller Industries Incorporated	63,832	3,437,353
Marine: 0.91%
Matson Incorporated	22,041	1,981,045
Road & rail: 0.25%
CSX Corporation	16,921	537,919
Information technology: 9.09%
Communications equipment: 0.67%
Cisco Systems Incorporated	32,194	1,450,340
Electronic equipment, instruments & components: 1.77%
Amphenol Corporation Class A	17,381	1,231,618
Arrow Electronics Incorporated †	12,596	1,519,707
Avnet Incorporated	22,534	1,091,772
		3,843,097
IT services: 1.26%
Automatic Data Processing Incorporated	12,242	2,729,231
Semiconductors & semiconductor equipment: 2.07%
Intel Corporation	30,108	1,337,397
Micron Technology Incorporated	42,538	3,141,006
		4,478,403
Software: 3.32%
InterDigital Incorporated	11,399	744,241
Intuit Incorporated	3,271	1,355,699
Oracle Corporation	20,387	1,466,233
SS&C Technologies Holdings Incorporated	43,749	2,799,499
Synopsys Incorporated †	2,569	820,025
		7,185,697
Materials: 3.48%
Chemicals: 1.89%
Dow Incorporated	60,073	4,083,763
Metals & mining: 1.59%
Freeport-McMoRan Incorporated	88,291	3,450,412
Real estate: 4.28%
Equity REITs: 4.28%
Apple Hospitality REIT Incorporated	9,756	163,023
EPR Properties	10,347	530,180
Outfront Media Incorporated	71,291	1,470,733
PotlatchDeltic Corporation	45,246	2,373,605
Prologis Incorporated	7,153	911,864
Public Storage Incorporated	5,954	1,968,631
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Large Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Equity REITs (continued)
SITE Centers Corporation	3,554	$ 55,869
VICI Properties Incorporated	1,431	44,146
Weyerhaeuser Company	44,638	1,764,094
		9,282,145
Utilities: 6.63%
Electric utilities: 3.24%
American Electric Power Company Incorporated	9,064	924,800
NextEra Energy Incorporated	80,581	6,099,174
		7,023,974
Gas utilities: 1.00%
Atmos Energy Corporation	18,533	2,155,573
Independent power & renewable electricity producers: 1.81%
Vistra Energy Corporation	148,618	3,919,057
Multi-utilities: 0.58%
Sempra Energy	7,724	1,265,655
Total Common stocks (Cost $205,780,613)		211,286,995

		Yield
Short-term investments: 2.07%
Investment companies: 2.07%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	4,485,592	4,485,592
Total Short-term investments (Cost $4,485,592)				4,485,592
Total investments in securities (Cost $210,266,205)	99.58%			215,772,587
Other assets and liabilities, net	0.42			902,738
Total net assets	100.00%			$216,675,325

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,849,497	$58,979,368	$(58,343,273)	$0	$0	$4,485,592	4,485,592	$3,977
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Portfolio  |  9

Portfolio of investments—May 31, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	23	6-17-2022	$4,834,435	$4,750,938	$0	$(83,497)
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Large Company Value Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $205,780,613)	$ 211,286,995
Investments in affiliated securities, at value (cost $4,485,592)	4,485,592
Cash at broker segregated for futures contracts	535,000
Receivable for dividends	458,412
Prepaid expenses and other assets	4,169
Total assets	216,770,168
Liabilities
Advisory fee payable	54,904
Payable for daily variation margin on open futures contracts	30,388
Custody and accounting fees payable	6,607
Accrued expenses and other liabilities	2,944
Total liabilities	94,843
Total net assets	$216,675,325
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Portfolio  |  11

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $22,794)	$ 5,066,179
Income from affiliated securities	3,977
Total investment income	5,070,156
Expenses
Advisory fee	881,332
Custody and accounting fees	29,370
Professional fees	73,022
Interest holder report expenses	26,155
Trustees’ fees and expenses	19,821
Other fees and expenses	12,079
Total expenses	1,041,779
Less: Fee waivers and/or expense reimbursements	(36,411)
Net expenses	1,005,368
Net investment income	4,064,788
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	18,747,454
Futures contracts	515,588
Net realized gains on investments	19,263,042
Net change in unrealized gains (losses) on
Unaffiliated securities	(15,950,924)
Futures contracts	(143,939)
Net change in unrealized gains (losses) on investments	(16,094,863)
Net realized and unrealized gains (losses) on investments	3,168,179
Net increase in net assets resulting from operations	$ 7,232,967
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Company Value Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,064,788	$ 3,775,447
Net realized gains on investments	19,263,042	101,388,910
Net change in unrealized gains (losses) on investments	(16,094,863)	(3,681,890)
Net increase in net assets resulting from operations	7,232,967	101,482,467
Capital transactions
Transactions in investors’ beneficial interests
Contributions	876,482	42,173,014
Withdrawals	(81,048,833)	(76,489,354)
Net decrease in net assets resulting from capital transactions	(80,172,351)	(34,316,340)
Total increase (decrease) in net assets	(72,939,384)	67,166,127
Net assets
Beginning of period	289,614,709	222,448,582
End of period	$216,675,325	$289,614,709
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Portfolio  |  13

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	2.39%	51.44%	(0.09)%	(0.94)%	9.80%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.40%	0.39%	0.39%	0.49%
Net expenses[1]	0.40%	0.40%	0.39%	0.39%	0.42%
Net investment income	1.61%	1.55%	2.05%	2.29%	1.56%
Supplemental data
Portfolio turnover rate	399%	482%	335%	246%	244%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Company Value Portfolio

Notes to financial statements

1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Company Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Allspring Large Company Value Portfolio  |  15

Notes to financial statements

securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $211,427,509 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 15,042,513
Gross unrealized losses	(10,780,932)
Net unrealized gains	$ 4,261,581

16  |  Allspring Large Company Value Portfolio

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 14,096,363	$0	$0	$ 14,096,363
Consumer discretionary	7,316,358	0	0	7,316,358
Consumer staples	18,762,624	0	0	18,762,624
Energy	18,030,211	0	0	18,030,211
Financials	38,448,863	0	0	38,448,863
Health care	41,781,502	0	0	41,781,502
Industrials	21,983,727	0	0	21,983,727
Information technology	19,686,768	0	0	19,686,768
Materials	7,534,175	0	0	7,534,175
Real estate	9,282,145	0	0	9,282,145
Utilities	14,364,259	0	0	14,364,259
Short-term investments
Investment companies	4,485,592	0	0	4,485,592
Total assets	$215,772,587	$0	$0	$215,772,587
Liabilities
Futures contracts	$ 83,497	$0	$0	$ 83,497
Total liabilities	$ 83,497	$0	$0	$ 83,497
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence

Allspring Large Company Value Portfolio  |  17

Notes to financial statements

Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.350%
Next $4 billion	0.325
Over $5 billion	0.300
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $978,388,105 and $1,053,181,690, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $5,120,187 in long futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or

18  |  Allspring Large Company Value Portfolio

Notes to financial statements

emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Large Company Value Portfolio  |  19

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Company Value Portfolio (formerly, Wells Fargo Large Company Value Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

20  |  Allspring Large Company Value Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Company Value Portfolio  |  21

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

22  |  Allspring Large Company Value Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Company Value Portfolio  |  23

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

24  |  Allspring Large Company Value Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio's investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Large Company Value Portfolio  |  25

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
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Annual Report
May 31, 2022
Allspring
Managed Fixed Income Portfolio

Allspring Managed Fixed Income Portfolio  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

2  |  Allspring Managed Fixed Income Portfolio

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Portfolio information (unaudited)
Investment objective	The Portfolio seeks consistent fixed-income returns.
Manager	Allspring Funds Management, LLC
Subadviser	Galliard Capital Management, LLC
Portfolio managers	Andrea Johnson, CFA®‡, Brandon Kanz, CFA®‡
Ten largest holdings (%) as of May 31, 2022[1]
U.S. Treasury Bond, 2.38%, 11-15-2049	2.06
FNMA, 4.50%, 1-1-2051	1.90
FNMA, 4.00%, 8-1-2051	1.71
FNMA, 3.97%, 6-1-2025	1.64
U.S. Treasury Bond, 1.38%, 11-15-2040	1.22
FNMA, 2.50%, 1-1-2052	1.14
FNMA, 2.50%, 1-1-2052	1.08
U.S. Treasury Note, 1.50%, 2-29-2024	1.07
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4, 4.02%, 12-15-2046	1.05
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5, 3.80%, 7-15-2047	0.98
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio allocation as of May 31, 2022[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 24.64%
FHLMC	2.00%	12-1-2051	$946,939	$ 846,304
FHLMC	2.00	12-1-2051	1,615,556	1,443,862
FHLMC	2.00	11-25-2059	987,757	902,542
FHLMC	2.50	12-1-2051	3,093,142	2,855,488
FHLMC	2.50	1-1-2052	3,762,786	3,476,065
FHLMC	3.00	7-1-2046	315,911	306,116
FHLMC	3.00	7-1-2046	372,561	361,009
FHLMC	3.00	11-1-2049	1,412,750	1,353,809
FHLMC	3.50	4-1-2043	398,331	397,884
FHLMC	3.50	5-1-2044	253,363	253,079
FHLMC	3.50	6-1-2046	164,506	163,923
FHLMC	3.50	2-1-2047	985,673	981,365
FHLMC	3.50	4-1-2047	197,102	196,881
FHLMC	3.50	12-1-2047	749,170	748,330
FHLMC	3.50	3-1-2048	791,748	787,429
FHLMC	3.50	8-1-2049	204,362	203,696
FHLMC	4.00	4-1-2044	292,347	300,728
FHLMC	4.00	8-1-2044	167,889	172,043
FHLMC	4.00	6-1-2048	849,264	862,558
FHLMC	4.50	8-1-2048	1,153,432	1,183,108
FHLMC	4.50	11-1-2048	1,041,861	1,078,257
FHLMC	4.50	11-1-2048	1,916,023	1,990,651
FHLMC Series 2018-3 Class MA ±±	3.50	8-25-2057	3,123,325	3,129,704
FHLMC Series 2019-3 Class M55D	4.00	10-25-2058	610,002	614,393
FHLMC Structured Pass-Through Securities Series T-20 Class A6 øø	7.99	9-25-2029	6,041	6,158
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	534,831	576,680
FNMA	1.47	11-1-2029	2,020,000	1,781,888
FNMA	2.00	12-1-2051	2,232,898	1,995,597
FNMA	2.27	4-1-2029	710,000	662,600
FNMA ±±	2.50	5-1-2023	140,126	140,019
FNMA	2.50	8-1-2031	160,895	158,308
FNMA	2.50	2-1-2035	669,666	649,770
FNMA	2.50	2-1-2035	830,945	806,256
FNMA	2.50	12-1-2051	2,520,490	2,326,831
FNMA	2.50	1-1-2052	3,874,554	3,576,968
FNMA	2.50	1-1-2052	4,872,479	4,510,886
FNMA	2.50	1-1-2052	5,164,205	4,770,545
FNMA	2.73	1-1-2023	507,711	507,735
FNMA	3.00	12-1-2032	22,268	22,113
FNMA	3.00	7-1-2046	235,123	227,674
FNMA	3.00	4-1-2047	959,639	926,042
FNMA	3.00	12-1-2049	1,355,332	1,298,784
FNMA	3.00	12-1-2049	1,169,619	1,121,021
FNMA ±±	3.05	11-1-2022	74,717	74,607
FNMA	3.07	2-1-2026	350,623	347,695
FNMA ±±	3.08	9-1-2025	2,943,355	2,928,055
FNMA	3.08	1-1-2026	469,693	467,485
FNMA ±±	3.31	11-1-2026	1,825,708	1,828,255
FNMA ±±	3.34	12-1-2027	878,933	880,852
FNMA	3.35	1-1-2028	265,683	266,754
FNMA	3.50	10-1-2032	348,007	350,749
FNMA	3.50	11-1-2042	138,703	138,436
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  5

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	3.50%	11-1-2042	$141,174	$ 140,901
FNMA	3.50	2-1-2043	60,769	60,547
FNMA	3.50	11-1-2045	631,174	628,725
FNMA	3.50	4-1-2046	78,528	78,200
FNMA	3.50	7-1-2046	203,502	202,618
FNMA	3.50	11-1-2046	286,764	285,373
FNMA	3.50	8-1-2047	1,374,830	1,367,767
FNMA	3.97	6-1-2025	6,721,547	6,855,357
FNMA	4.00	11-1-2040	120,288	121,822
FNMA	4.00	4-1-2041	172,988	175,191
FNMA	4.00	8-1-2046	193,039	198,347
FNMA	4.00	3-1-2049	502,389	507,526
FNMA	4.00	8-1-2051	6,886,974	7,145,323
FNMA	4.00	7-1-2056	307,516	315,639
FNMA	4.50	8-1-2048	685,417	699,473
FNMA	4.50	1-1-2051	7,579,454	7,956,394
FNMA %%	4.50	7-14-2052	1,410,000	1,430,214
FNMA	4.50	6-1-2056	242,548	254,801
FNMA	4.50	6-1-2056	228,298	239,831
FNMA	4.50	6-1-2056	311,006	326,692
FNMA	5.00	9-1-2033	63,515	67,489
FNMA	5.50	2-1-2036	28,623	29,042
FNMA Series 2002-90 Class A2	6.50	11-25-2042	239,451	264,454
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	82,316	89,999
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	777,456	832,873
FNMA Series 2003-W4 Class 3A ±±	5.10	10-25-2042	137,746	146,996
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	274,460	291,852
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	436,143	462,078
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	72,512	79,915
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	478,334	505,317
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	99,359	107,293
GNMA	6.50	10-15-2023	2,317	2,445
GNMA	6.50	11-15-2023	1,279	1,349
GNMA	6.50	12-15-2023	1,937	2,044
GNMA	6.50	1-15-2024	2,836	2,994
GNMA	7.00	8-15-2027	22,078	23,392
SBA Series 2006-20B Class 1	5.35	2-1-2026	66,788	67,749
SBA Series 2006-20H Class 1	5.70	8-1-2026	40,891	42,011
SBA Series 2007-20J Class 1	5.57	10-1-2027	114,337	117,508
SBA Series 2013-20A Class 1	2.13	1-1-2033	163,201	155,033
SBA Series 2013-20J Class 1	3.37	10-1-2033	153,464	150,126
SBA Series 2014-10A Class 1	3.19	3-10-2024	60,594	60,625
SBA Series 2014-10B Class 1	3.02	9-10-2024	49,024	47,356
SBA Series 2014-20A Class 1	3.46	1-1-2034	168,266	166,681
SBA Series 2015-10B Class 1	2.83	9-10-2025	117,568	114,218
SBA Series 2015-20C Class 1	2.72	3-1-2035	209,657	203,447
SBA Series 2015-20E Class 1	2.77	5-1-2035	297,472	291,837
SBA Series 2015-20F Class 1	2.98	6-1-2035	250,855	245,479
SBA Series 2017-10A Class 1	2.85	3-10-2027	218,235	210,854
SBA Series 2017-20F Class 1	2.81	6-1-2037	183,407	178,235
SBA Series 2018-10B Class 1	3.55	9-10-2028	3,103,152	3,078,379
SBA Series 2018-20E Class 1	3.50	5-1-2038	1,547,705	1,561,748
SBA Series 2018-20G Class 1	3.54	7-1-2038	2,029,660	2,039,141
The accompanying notes are an integral part of these financial statements.

6  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
SBA Series 2018-20H Class 1	3.58%	8-1-2038	$2,584,708	$ 2,599,471
SBA Series 2018-20K Class 1	3.87	11-1-2038	1,753,496	1,775,451
Total Agency securities (Cost $106,220,969)				102,963,609
Asset-backed securities: 1.59%
ECMC Group Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +1.35%) 144A±	2.02	7-26-2066	276,297	272,545
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	1.81	9-25-2068	1,994,558	1,959,391
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	1,200,000	1,204,080
Ford Credit Auto Owner Trust Series 2021-1 Class A 144A	1.37	10-17-2033	1,225,000	1,126,880
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	329,988	329,616
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	1.50	12-17-2068	1,310,000	1,277,038
South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR +1.50%) ±	1.96	8-1-2035	500,000	489,438
Total Asset-backed securities (Cost $6,818,273)				6,658,988
Corporate bonds and notes: 39.82%
Communication services: 2.23%
Diversified telecommunication services: 1.22%
AT&T Incorporated	2.25	2-1-2032	460,000	388,925
AT&T Incorporated	2.75	6-1-2031	535,000	478,849
AT&T Incorporated	4.75	5-15-2046	1,280,000	1,261,272
T-Mobile USA Incorporated	3.38	4-15-2029	875,000	810,578
Verizon Communications Incorporated	2.10	3-22-2028	500,000	454,779
Verizon Communications Incorporated	2.36	3-15-2032	470,000	404,791
Verizon Communications Incorporated	4.81	3-15-2039	1,228,000	1,275,020
				5,074,214
Entertainment: 0.16%
Take-Two Interactive Software Incorporated	3.70	4-14-2027	180,000	177,792
Walt Disney Company	2.65	1-13-2031	540,000	488,690
				666,482
Media: 0.82%
CCO Holdings LLC 144A	4.50	8-15-2030	381,000	344,081
CCO Holdings LLC 144A	5.13	5-1-2027	925,000	911,680
Charter Communications Operating LLC	4.40	4-1-2033	340,000	319,528
Comcast Corporation	1.95	1-15-2031	550,000	473,095
Lamar Media Corporation	4.88	1-15-2029	550,000	540,375
Magallanes Incorporated 144A	4.28	3-15-2032	900,000	841,181
				3,429,940
Wireless telecommunication services: 0.03%
T-Mobile USA Incorporated 144A	2.40	3-15-2029	150,000	132,576
Consumer discretionary: 3.85%
Auto components: 0.25%
Allison Transmission Incorporated 144A	4.75	10-1-2027	1,075,000	1,028,223
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  7

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Automobiles: 0.26%
General Motors Company	4.88%	10-2-2023	$400,000	$ 407,594
Volkswagen Group of America Incorporated 144A	2.85	9-26-2024	300,000	295,260
Volkswagen Group of America Incorporated 144A%%	4.60	6-8-2029	370,000	369,519
				1,072,373
Diversified consumer services: 2.45%
Duke University	3.20	10-1-2038	1,175,000	1,044,449
Johns Hopkins University	2.81	1-1-2060	280,000	207,866
Massachusetts Institute of Technology	3.96	7-1-2038	500,000	498,898
Massachusetts Institute of Technology	4.68	7-1-2114	120,000	122,426
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	795,238
Northwestern University	3.66	12-1-2057	105,000	95,175
Northwestern University	3.69	12-1-2038	1,915,000	1,815,667
President and Fellows of Harvard College	3.62	10-1-2037	275,000	261,738
President and Fellows of Harvard College	4.88	10-15-2040	183,000	201,022
President and Fellows of Harvard College	5.63	10-1-2038	525,000	618,959
Princeton University	5.70	3-1-2039	1,640,000	1,944,732
Service Corporation International	4.63	12-15-2027	450,000	447,458
Service Corporation International	7.50	4-1-2027	345,000	373,604
University of Southern California	3.03	10-1-2039	1,250,000	1,076,757
Washington University	4.35	4-15-2122	850,000	756,834
				10,260,823
Hotels, restaurants & leisure: 0.03%
Starbucks Corporation	2.25	3-12-2030	140,000	121,042
Specialty retail: 0.33%
Foot Locker Incorporated 144A	4.00	10-1-2029	400,000	329,244
Home Depot Incorporated	3.25	4-15-2032	570,000	545,569
Lowe's Companies Incorporated	1.70	9-15-2028	420,000	366,857
Lowe's Companies Incorporated	3.75	4-1-2032	170,000	162,103
				1,403,773
Textiles, apparel & luxury goods: 0.53%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	199,000
HanesBrands Incorporated 144A	4.88	5-15-2026	1,250,000	1,237,163
The William Carter Company 144A	5.63	3-15-2027	185,000	183,951
Wolverine World Wide Company 144A	4.00	8-15-2029	700,000	580,583
				2,200,697
Consumer staples: 0.65%
Beverages: 0.21%
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	870,000	880,607
Food products: 0.28%
7 Eleven Incorporated 144A	0.95	2-10-2026	220,000	197,879
Ingredion Incorporated	2.90	6-1-2030	880,000	785,672
Mondelez International Incorporated	3.00	3-17-2032	230,000	207,658
				1,191,209
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Household products: 0.16%
Central Garden & Pet Company	5.13%	2-1-2028	$460,000	$ 439,300
Clorox Incorporated	3.90	5-15-2028	220,000	219,403
				658,703
Energy: 4.84%
Energy equipment & services: 0.53%
Baker Hughes LLC	3.34	12-15-2027	1,500,000	1,453,164
Halliburton Company	2.92	3-1-2030	820,000	751,386
				2,204,550
Oil, gas & consumable fuels: 4.31%
Antero Resources Corporation 144A	5.38	3-1-2030	465,000	471,617
Apache Corporation	4.38	10-15-2028	100,000	95,500
BP Capital Markets plc	2.72	1-12-2032	930,000	836,834
Buckeye Partners LP	3.95	12-1-2026	247,000	236,552
Cheniere Energy Partners LP	4.50	10-1-2029	875,000	853,615
Coterra Energy Incorporated 144A	3.90	5-15-2027	500,000	492,225
Enable Midstream Partners	4.95	5-15-2028	790,000	793,673
EnLink Midstream Partners LP	4.85	7-15-2026	430,000	432,380
Enterprise Products Operating LLC	4.15	10-16-2028	260,000	261,248
Florida Gas Transmission Company 144A	4.35	7-15-2025	1,521,000	1,553,451
Gray Oak Pipeline LLC 144A	2.60	10-15-2025	860,000	813,742
Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	224,752
Hess Corporation	4.30	4-1-2027	100,000	99,780
HF Sinclair Corporation 144A	4.50	10-1-2030	910,000	830,076
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	176,367
Marathon Petroleum Corporation	5.13	12-15-2026	1,500,000	1,560,755
MPLX LP	4.13	3-1-2027	1,500,000	1,485,370
Newfield Exploration Company	5.38	1-1-2026	519,000	537,011
Newfield Exploration Company	5.63	7-1-2024	249,000	261,900
NuStar Logistics LP	6.00	6-1-2026	600,000	605,022
Plains All American Pipeline LP	4.70	6-15-2044	600,000	504,841
Plains All American Pipeline LP	4.90	2-15-2045	80,000	69,040
Range Resources Corporation	4.88	5-15-2025	625,000	635,938
Range Resources Corporation	5.00	3-15-2023	753,000	753,941
Sabine Pass Liquefaction LLC	4.50	5-15-2030	300,000	298,978
Transcontinental Gas Pipe Line Company LLC	3.25	5-15-2030	790,000	731,205
Transcontinental Gas Pipe Line Company LLC	7.85	2-1-2026	1,200,000	1,347,982
Western Midstream Operating LP	4.55	2-1-2030	1,100,000	1,051,457
				18,015,252
Financials: 6.65%
Banks: 3.71%
Bank of America Corporation (U.S. SOFR +1.15%) ±	1.32	6-19-2026	790,000	728,932
Bank of America Corporation (U.S. SOFR +0.96%) ±	1.73	7-22-2027	1,400,000	1,274,698
Bank of America Corporation (U.S. SOFR +1.37%) ±	1.92	10-24-2031	540,000	445,827
Bank of America Corporation (3 Month LIBOR +1.51%) ±	3.71	4-24-2028	1,440,000	1,407,310
Bank of America Corporation (U.S. SOFR +1.21%) ±	2.57	10-20-2032	170,000	145,796
Citigroup Incorporated (U.S. SOFR +0.77%) ±	1.12	1-28-2027	330,000	296,857
Citigroup Incorporated (U.S. SOFR +1.18%) ±	2.52	11-3-2032	450,000	380,657
Citigroup Incorporated (U.S. SOFR +2.11%) ±	2.57	6-3-2031	370,000	321,428
Citigroup Incorporated (U.S. SOFR +1.35%) ±	3.06	1-25-2033	240,000	212,089
Citigroup Incorporated (U.S. SOFR +1.28%) ±	3.07	2-24-2028	340,000	324,212
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  9

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Citigroup Incorporated (3 Month LIBOR +1.39%) ±	3.67%	7-24-2028	$900,000	$ 873,370
Citigroup Incorporated (U.S. SOFR +2.09%) ±	4.91	5-24-2033	160,000	164,308
Fifth Third Bancorp (U.S. SOFR +1.66%) ±	4.34	4-25-2033	260,000	257,128
Huntington Bancshares Incorporated (U.S. SOFR +2.05%) ±	5.02	5-17-2033	210,000	214,435
JPMorgan Chase & Company (U.S. SOFR +0.77%) ±	1.47	9-22-2027	660,000	594,455
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	310,000	282,135
JPMorgan Chase & Company (U.S. SOFR +1.25%) ±	2.58	4-22-2032	110,000	95,938
JPMorgan Chase & Company (U.S. SOFR +1.26%) ±	2.96	1-25-2033	390,000	348,184
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	1,100,000	1,082,579
JPMorgan Chase & Company (3 Month LIBOR +1.26%) ±	4.20	7-23-2029	600,000	596,219
JPMorgan Chase & Company (U.S. SOFR +1.56%) ±	4.32	4-26-2028	260,000	262,317
JPMorgan Chase & Company (3 Month LIBOR +1.33%) ±	4.45	12-5-2029	470,000	473,236
KeyCorp	2.25	4-6-2027	690,000	633,777
KeyCorp (U.S. SOFR +2.06%) ±	4.79	6-1-2033	410,000	415,112
National Capital Commerce Incorporated (3 Month LIBOR +0.98%) ±	1.95	4-1-2027	400,000	384,317
PNC Bank	4.05	7-26-2028	1,000,000	994,693
Regions Financial Corporation	1.80	8-12-2028	540,000	470,789
U.S. Bancorp (U.S. SOFR +1.02%) ±	2.68	1-27-2033	560,000	496,305
Wells Fargo & Company (U.S. SOFR +1.50%) ±	3.35	3-2-2033	680,000	627,309
Wells Fargo & Company (U.S. SOFR +1.51%) ±	3.53	3-24-2028	720,000	699,981
				15,504,393
Capital markets: 1.58%
Charles Schwab Corporation	2.90	3-3-2032	550,000	496,807
Goldman Sachs Capital II (3 Month LIBOR +0.77%) ±	4.00	12-29-2049	6,000	4,380
Goldman Sachs Group Incorporated (U.S. SOFR +0.91%) ±	1.95	10-21-2027	210,000	191,447
Goldman Sachs Group Incorporated (U.S. SOFR +1.11%) ±	2.64	2-24-2028	390,000	363,673
Goldman Sachs Group Incorporated (U.S. SOFR +1.85%) ±	3.62	3-15-2028	1,720,000	1,677,245
Goldman Sachs Group Incorporated (3 Month LIBOR +1.30%) ±	4.22	5-1-2029	570,000	566,102
Morgan Stanley (U.S. SOFR +1.00%) ±	2.48	1-21-2028	740,000	689,156
Morgan Stanley	3.88	1-27-2026	1,000,000	1,002,076
Morgan Stanley (U.S. SOFR +0.86%) ±	1.51	7-20-2027	300,000	271,227
MSCI Incorporated 144A	4.00	11-15-2029	590,000	558,612
State Street Corporation (U.S. SOFR +1.00%) ±	2.62	2-7-2033	770,000	674,046
State Street Corporation (U.S. SOFR +1.61%) ±	4.42	5-13-2033	90,000	91,533
				6,586,304
Consumer finance: 0.93%
American Express	4.05	5-3-2029	240,000	240,463
American Honda Finance Corporation	2.25	1-12-2029	440,000	396,133
Capital One Financial Company (U.S. SOFR +1.79%) ±	3.27	3-1-2030	450,000	409,290
Capital One Financial Company (U.S. SOFR +2.37%) ±	5.27	5-10-2033	290,000	297,104
CRH Ameria Finance Incorporated 144A	3.95	4-4-2028	210,000	208,182
Daimler Finance North America LLC 144A	2.00	12-14-2026	270,000	248,298
Daimler Finance North America LLC 144A	2.38	12-14-2028	450,000	399,360
Ford Motor Credit Company LLC	4.95	5-28-2027	1,200,000	1,194,339
General Motors Financial Company	2.40	10-15-2028	380,000	325,877
General Motors Financial Company	4.30	4-6-2029	180,000	171,637
				3,890,683
Insurance: 0.40%
AON Corporation	2.85	5-28-2027	180,000	171,804
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Marsh & McLennan Incorporated	2.38%	12-15-2031	$510,000	$ 440,762
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	675,730
Northwestern Mutual Life 144A	3.45	3-30-2051	470,000	377,668
				1,665,964
Mortgage REITs: 0.03%
Ventas Realty LP	3.50	2-1-2025	150,000	148,764
Health care: 3.66%
Biotechnology: 0.29%
AbbVie Incorporated	4.55	3-15-2035	1,200,000	1,212,612
Health care equipment & supplies: 0.76%
Baxter International Incorporated 144A	1.92	2-1-2027	260,000	237,888
Baxter International Incorporated 144A	2.27	12-1-2028	1,130,000	1,009,585
Hologic Incorporated 144A	3.25	2-15-2029	505,000	454,500
Hologic Incorporated 144A	4.63	2-1-2028	575,000	571,533
Teleflex Incorporated 144A	4.25	6-1-2028	800,000	768,284
Teleflex Incorporated	4.63	11-15-2027	150,000	148,260
				3,190,050
Health care providers & services: 1.69%
Advocate Health Corporation	4.27	8-15-2048	290,000	280,372
BayCare Health System Incorporated	3.83	11-15-2050	145,000	134,318
Cleveland Clinic Foundation	4.86	1-1-2114	347,000	333,994
CVS Health Corporation	1.75	8-21-2030	200,000	165,894
CVS Health Corporation	4.30	3-25-2028	285,000	288,551
CVS Health Corporation	5.05	3-25-2048	130,000	132,417
Inova Health System	4.07	5-15-2052	355,000	341,788
Kaiser Foundation Hospitals	3.27	11-1-2049	160,000	129,518
Mayo Clinic	4.13	11-15-2052	500,000	488,809
Mednax Incorporated 144A«	5.38	2-15-2030	500,000	439,260
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	185,000	174,815
Nationwide Children Hospital	4.56	11-1-2052	325,000	334,558
Northwestern Memorial Hospital «	2.63	7-15-2051	355,000	261,618
NYU Hospitals Center	3.38	7-1-2055	550,000	426,284
OhioHealth Corporation	2.83	11-15-2041	150,000	119,463
OhioHealth Corporation	3.04	11-15-2050	260,000	207,181
Presbyterian Healthcare Services	4.88	8-1-2052	600,000	619,651
Stanford Health Care	3.80	11-15-2048	446,000	401,235
The New York-Presbyterian Hospital	3.56	8-1-2036	750,000	695,199
UnitedHealth Group Incorporated	4.00	5-15-2029	180,000	182,802
UnitedHealth Group Incorporated	4.20	5-15-2032	690,000	706,531
WakeMed Health & Hospitals	3.29	10-1-2052	280,000	219,467
				7,083,725
Health care technology: 0.11%
IQVIA Incorporated 144A	5.00	10-15-2026	445,000	443,715
Life sciences tools & services: 0.40%
Agilent Technologies Incorporated	2.75	9-15-2029	600,000	538,514
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	745,000	720,691
Perkinelmer Incorporated	1.90	9-15-2028	490,000	422,253
				1,681,458
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  11

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.41%
Bayer US Finance LLC 144A	3.38%	10-8-2024	$240,000	$ 238,060
Bayer US Finance LLC 144A	4.38	12-15-2028	1,170,000	1,169,204
Bristol Myers Squibb Company	2.95	3-15-2032	310,000	291,018
				1,698,282
Industrials: 4.06%
Aerospace & defense: 1.26%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,345,000	1,342,111
Hexcel Corporation	4.20	2-15-2027	1,302,000	1,268,559
Lockheed Martin Corporation	3.90	6-15-2032	410,000	412,170
Moog Incorporated 144A	4.25	12-15-2027	700,000	663,250
Raytheon Technologies Corporation	2.25	7-1-2030	360,000	316,864
Raytheon Technologies Corporation	2.38	3-15-2032	250,000	217,863
The Boeing Company	2.70	2-1-2027	840,000	772,970
The Boeing Company	5.15	5-1-2030	155,000	154,099
The Boeing Company	5.71	5-1-2040	110,000	108,385
				5,256,271
Air freight & logistics: 0.22%
Fedex Corporation	3.90	2-1-2035	280,000	258,684
Fedex Corporation	4.25	5-15-2030	660,000	658,799
				917,483
Building products: 0.37%
Fortune Brands Home	3.25	9-15-2029	460,000	411,209
Lennox International Incorporated	1.70	8-1-2027	530,000	470,390
Masco Corporation	6.50	8-15-2032	150,000	167,493
Masonite International Company 144A	5.38	2-1-2028	510,000	509,847
				1,558,939
Chemicals: 0.29%
Axalta Coating Systems LLC 144A	4.75	6-15-2027	670,000	638,175
GrafTech International Incorporated 144A	4.63	12-15-2028	640,000	585,773
				1,223,948
Commercial services & supplies: 0.38%
Clean Harbors Incorporated 144A	4.88	7-15-2027	425,000	419,688
Stericycle Incorporated 144A	3.88	1-15-2029	1,010,000	916,979
Waste Management Incorporated	4.15	4-15-2032	260,000	262,046
				1,598,713
Electrical equipment: 0.37%
Carrier Global Corporation	2.49	2-15-2027	780,000	724,219
Emerson Electric Company	2.20	12-21-2031	930,000	809,440
				1,533,659
Industrial conglomerates: 0.10%
Roper Technologies Incorporated	2.95	9-15-2029	470,000	427,860
Machinery: 0.40%
Cintas Corporation No.2	4.00	5-1-2032	250,000	250,432
Mueller Water Products Incorporated 144A	4.00	6-15-2029	700,000	630,000
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Machinery (continued)
Oshkosh Corporation	3.10%	3-1-2030	$490,000	$ 427,924
Oshkosh Corporation	4.60	5-15-2028	200,000	201,413
Stanley Black & Decker Incorporated	3.00	5-15-2032	180,000	163,587
				1,673,356
Professional services: 0.11%
Equifax Incorporated	2.35	9-15-2031	180,000	149,037
Relx Capital Incorporated	3.00	5-22-2030	70,000	63,462
Relx Capital Incorporated	4.00	3-18-2029	240,000	238,507
				451,006
Road & rail: 0.56%
Burlington North Santa Fe Company %%	4.45	1-15-2053	210,000	208,839
Norfolk Southern Corporation	3.00	3-15-2032	300,000	275,335
Norfolk Southern Corporation	5.10	12-31-2049	760,000	723,902
Ryder System Incorporated	2.85	3-1-2027	300,000	283,797
Union Pacific Corporation	2.80	2-14-2032	450,000	410,563
Union Pacific Corporation	3.70	3-1-2029	441,000	435,864
				2,338,300
Information technology: 2.54%
Electronic equipment, instruments & components: 0.31%
Amphenol Corporation	2.20	9-15-2031	480,000	401,509
Jabil Incorporated	3.95	1-12-2028	900,000	881,550
				1,283,059
IT services: 0.26%
Gartner Incorporated 144A	4.50	7-1-2028	580,000	564,021
Paypal Holdings Incorporated	3.90	6-1-2027	220,000	222,694
Verisign Incorporated	4.75	7-15-2027	300,000	299,353
				1,086,068
Semiconductors & semiconductor equipment: 0.93%
KLA Tencor Corporation	4.10	3-15-2029	150,000	151,007
Maxim Integrated Products Incorporated	3.45	6-15-2027	1,550,000	1,510,800
Microchip Technology Incorporated	4.25	9-1-2025	375,000	373,057
Microchip Technology Incorporated	4.33	6-1-2023	1,370,000	1,385,988
ON Semiconductor Corporation 144A	3.88	9-1-2028	500,000	474,305
				3,895,157
Software: 0.65%
CDK Global Incorporated 144A	5.25	5-15-2029	475,000	475,000
Fair Isaac Corporation 144A	4.00	6-15-2028	725,000	688,591
Fair Isaac Corporation 144A	5.25	5-15-2026	705,000	704,119
Oracle Corporation	2.30	3-25-2028	970,000	856,442
				2,724,152
Technology hardware, storage & peripherals: 0.39%
Extra Space Storage LP	3.90	4-1-2029	110,000	105,558
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	387,325
HP Incorporated	1.45	6-17-2026	350,000	314,908
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  13

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Technology hardware, storage & peripherals (continued)
HP Incorporated	4.00%	4-15-2029	$270,000	$ 258,267
TSMC Arizona Corporation	1.75	10-25-2026	600,000	554,899
				1,620,957
Materials: 4.32%
Chemicals: 2.39%
Albemarle Corporation	4.15	12-1-2024	1,390,000	1,427,739
Albemarle Corporation	5.05	6-1-2032	190,000	191,444
Ashland LLC 144A	3.38	9-1-2031	875,000	750,313
DuPont de Nemours Incorporated	4.49	11-15-2025	430,000	441,372
DuPont de Nemours Incorporated	4.73	11-15-2028	930,000	963,870
ECOLAB Incorporated «	2.13	2-1-2032	570,000	491,915
FMC Corporation	3.20	10-1-2026	1,120,000	1,086,102
Ingevity Corporation 144A	3.88	11-1-2028	200,000	179,500
Mosaic Company	4.05	11-15-2027	1,090,000	1,088,610
PPG Industries Incorporated	2.55	6-15-2030	770,000	692,991
RPM International Incorporated	4.55	3-1-2029	420,000	417,246
Scotts Miracle-Gro Company	4.50	10-15-2029	120,000	107,702
Scotts Miracle-Gro Company	5.25	12-15-2026	800,000	772,000
The Sherwin-Williams Company	2.95	8-15-2029	450,000	414,921
The Sherwin-Williams Company	3.30	2-1-2025	100,000	99,372
Valvoline Incorporated 144A	4.25	2-15-2030	720,000	656,100
WR Grace Holding LLC 144A	5.63	10-1-2024	200,000	199,000
				9,980,197
Construction materials: 0.06%
Martin Marietta Materials Incorporated	2.50	3-15-2030	280,000	242,804
Containers & packaging: 1.27%
Ball Corporation	3.13	9-15-2031	550,000	480,453
Graphic Packaging International Company 144A	3.50	3-15-2028	275,000	255,445
Graphic Packaging International Company 144A	3.50	3-1-2029	420,000	379,050
Graphic Packaging International Company	4.13	8-15-2024	355,000	352,781
Packaging Corporation of America	3.00	12-15-2029	480,000	441,711
Sealed Air Corporation 144A	5.50	9-15-2025	450,000	461,066
Silgan Holdings Incorporated	4.13	2-1-2028	760,000	730,846
Westrock Company	3.00	9-15-2024	1,680,000	1,660,557
Wrkco Incorporated	3.90	6-1-2028	560,000	553,334
				5,315,243
Metals & mining: 0.44%
Freeport-McMoRan Incorporated	4.13	3-1-2028	840,000	805,518
Freeport-McMoRan Incorporated	4.55	11-14-2024	385,000	391,613
Newmont Mining Corporation	2.60	7-15-2032	485,000	416,705
NuCor Corporation	4.30	5-23-2027	210,000	213,270
				1,827,106
Paper & forest products: 0.16%
Clearwater Paper Corporation 144A	4.75	8-15-2028	775,000	697,060
Real estate: 2.32%
Equity REITs: 2.32%
Alexandria Real Estate Equities Incorporated	2.95	3-15-2034	290,000	253,441
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Alexandria Real Estate Equities Incorporated	3.95%	1-15-2027	$240,000	$ 240,795
Boston Properties LP	2.75	10-1-2026	780,000	738,011
CubeSmart LP	2.25	12-15-2028	160,000	140,705
Digital Realty Trust LP	4.45	7-15-2028	510,000	510,539
Duke Realty LP	3.25	6-30-2026	1,500,000	1,466,119
Duke Realty LP	4.00	9-15-2028	230,000	229,610
HCP Incorporated	3.50	7-15-2029	560,000	535,256
Healthpeak Properties Incorporated	2.13	12-1-2028	40,000	35,603
Healthpeak Properties Incorporated	2.88	1-15-2031	190,000	169,412
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	264,059
Kimco Realty Corporation	3.30	2-1-2025	1,500,000	1,485,772
Mid-America Apartments LP	3.60	6-1-2027	845,000	823,940
Mid-America Apartments LP	4.20	6-15-2028	160,000	159,618
National Retail Properties Incorporated	4.30	10-15-2028	370,000	368,231
UDR Incorporated	3.20	1-15-2030	350,000	323,258
Ventas Realty LP	3.85	4-1-2027	1,500,000	1,482,944
Welltower Incorporated	2.05	1-15-2029	190,000	165,103
Welltower Incorporated	2.75	1-15-2032	320,000	276,203
				9,668,619
Utilities: 4.70%
Electric utilities: 3.41%
Alabama Power Company	3.05	3-15-2032	390,000	364,119
American Transmission System Incorporated 144A	2.65	1-15-2032	380,000	330,815
Commonwealth Edison Company	3.85	3-15-2052	450,000	421,154
Dominion Energy South Carolina Incorporated	2.30	12-1-2031	450,000	392,967
Duke Energy Carolinas LLC	3.55	3-15-2052	230,000	199,935
Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	953,533
Duke Energy Progress LLC	2.00	8-15-2031	620,000	526,003
Evergy Metro Incorporated	2.25	6-1-2030	350,000	307,336
Evergy Missouri West Incorporated 144A	3.75	3-15-2032	330,000	318,896
FirstEnergy Corporation	4.40	7-15-2027	365,000	362,263
Florida Power & Light Company	2.45	2-3-2032	460,000	410,635
ITC Holdings Corporation	3.65	6-15-2024	120,000	120,135
MidAmerican Energy Holdings Company	5.80	10-15-2036	900,000	1,003,741
Monongahela Power Company 144A	4.10	4-15-2024	1,660,000	1,673,926
NextEra Energy Operating Partners LP	1.88	1-15-2027	1,060,000	977,261
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	6,000	5,910
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	500,000	485,115
Northern States Power Company of Minnesota	4.50	6-1-2052	210,000	218,766
Northern States Power Company of Minnesota	5.35	11-1-2039	1,580,000	1,749,730
Public Service Electric & Gas Company	5.70	12-1-2036	590,000	656,700
Rochester Gas & Electric Corporation 144A	3.10	6-1-2027	1,790,000	1,737,557
Southern California Edison Company	6.00	1-15-2034	188,000	205,131
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	199,260
Tuscon Electric Power Company	3.25	5-15-2032	420,000	386,861
Virginia Electric and Power Company	3.75	5-15-2027	250,000	251,732
				14,259,481
Gas utilities: 0.52%
AmeriGas Partners LP	5.50	5-20-2025	450,000	445,500
AmeriGas Partners LP	5.88	8-20-2026	500,000	508,500
Boardwalk Pipelines Company	3.60	9-1-2032	625,000	552,872
Boardwalk Pipelines Company	5.95	6-1-2026	250,000	263,097
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  15

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Gas utilities (continued)
CenterPoint Energy Incorporated	1.75%	10-1-2030	$330,000	$ 274,559
CenterPoint Energy Incorporated	3.00	3-1-2032	120,000	111,501
				2,156,029
Multi-utilities: 0.77%
Black Hills Corporation	4.35	5-1-2033	710,000	682,772
DTE Energy Company	3.00	3-1-2032	730,000	675,724
San Diego Gas & Electric Company	3.00	3-15-2032	490,000	452,550
Sempra Infrastructure 144A	3.25	1-15-2032	825,000	713,870
WEC Energy Group Incorporated	2.20	12-15-2028	790,000	705,198
				3,230,114
Total Corporate bonds and notes (Cost $175,492,395)				166,411,995
Municipal obligations: 9.68%
Alabama: 0.21%
Miscellaneous revenue: 0.21%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Taxable Series B	1.86	9-1-2029	1,000,000	875,552
Arizona: 0.09%
Miscellaneous revenue: 0.09%
Yuma AZ Pledged Revenue Obligations Series 2021	2.10	7-15-2030	430,000	375,316
California: 1.78%
GO revenue: 1.68%
Alameda County CA Series A	3.70	8-1-2031	275,000	278,730
Campbell Union High School District	2.31	8-1-2035	660,000	518,068
Coast Community College District	2.89	8-1-2035	1,165,000	986,840
Desert Community College District	2.78	8-1-2035	450,000	380,722
Oxnard Union High School District	1.87	8-1-2030	800,000	702,046
Palomar Community College District	2.32	8-1-2034	500,000	413,694
San Diego Community College District Series B	2.88	8-1-2033	1,935,000	1,744,787
San Ramon Valley Unified School District	1.91	8-1-2030	740,000	642,939
Santa Monica California Community College District Taxable Election 2016 Series B1	4.16	8-1-2033	555,000	545,987
Solano California Community College District Series B	1.76	8-1-2030	950,000	823,823
				7,037,636
Tax revenue: 0.10%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	455,000	423,638
Florida: 0.26%
Water & sewer revenue: 0.26%
Florida Water Pollution Control Financing Corporation Series A	2.60	1-15-2030	1,175,000	1,105,530
Georgia: 0.29%
GO revenue: 0.13%
Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	535,887
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.16%
Metro Atlanta Rapid Transit Authority Sales Tax Refunding Series 2021D	2.64%	7-1-2035	$815,000	$ 681,523
Hawaii: 0.37%
GO revenue: 0.37%
Hawaii State Taxable Series FZ	1.60	8-1-2031	770,000	632,394
Hawaii State Taxable Series GD	2.52	10-1-2035	1,110,000	929,290
				1,561,684
Idaho: 0.04%
Miscellaneous revenue: 0.04%
Idaho Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	170,565
Indiana: 0.43%
Education revenue: 0.10%
University of Notre Dame Taxable Series 2010	4.90	3-1-2041	400,000	428,813
Health revenue: 0.27%
Indiana Finance Authority Community Foundation	3.63	3-1-2039	1,235,000	1,118,864
Miscellaneous revenue: 0.06%
Indianapolis IN Local Public Improvement Bonds Series A-2	6.00	1-15-2040	235,000	266,768
Louisiana: 0.43%
Tax revenue: 0.43%
Louisiana Local Government Environmental Facilities and Community Development Authority Taxable Louisiana Utilities Restoration	4.28	2-1-2036	1,365,000	1,375,884
State of Louisiana Gasoline & Fuels Tax Revenue	2.80	5-1-2035	500,000	429,463
				1,805,347
Massachusetts: 0.45%
GO revenue: 0.19%
Andover MA Taxable Pension Bonds	2.52	11-1-2035	575,000	478,316
Boston MA Qualified School Construction Bonds Series C	4.40	4-1-2026	305,000	305,475
				783,791
Tax revenue: 0.20%
Massachusetts State Taxable Consolidated Loan Series E	5.46	12-1-2039	750,000	844,859
Water & sewer revenue: 0.06%
Massachusetts Water Resources Authority Series C	2.49	8-1-2034	300,000	254,256
Michigan: 0.55%
Education revenue: 0.35%
University of Michigan Taxable Bond General Series A	4.45	10-1-2122	1,555,000	1,450,988
Health revenue: 0.20%
Michigan Finance Authority Trinity Health Credit Group Series T	3.08	12-1-2034	930,000	837,948
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  17

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Minnesota: 0.07%
Education revenue: 0.07%
University of Minnesota	4.05%	4-1-2052	$280,000	$ 277,205
Mississippi: 0.33%
Education revenue: 0.06%
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	1.69	10-25-2035	257,141	254,571
Miscellaneous revenue: 0.27%
Mississippi Series E	2.49	10-1-2035	1,350,000	1,135,341
New Jersey: 0.14%
Miscellaneous revenue: 0.14%
Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40	12-1-2025	540,000	580,503
New York: 0.32%
GO revenue: 0.11%
New York Refunding Bond Series B	2.65	2-15-2030	500,000	462,850
Miscellaneous revenue: 0.21%
New York Dormitory Authority Personal Income Taxable General Purpose Series C	1.54	3-15-2027	660,000	597,849
New York State Taxable Bonds Series 2010C	5.62	3-1-2040	250,000	283,731
				881,580
North Carolina: 0.42%
Education revenue: 0.42%
North Carolina Education Assistance Authority Student Loan (3 Month LIBOR +0.90%) ±	2.08	7-25-2041	1,173,420	1,170,051
North Carolina Education Assistance Authority Student Loan Series A3 (3 Month LIBOR +0.90%) ±	2.08	10-25-2041	341,545	341,507
University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	250,000	235,961
				1,747,519
North Dakota: 0.16%
Miscellaneous revenue: 0.16%
North Dakota Public Finance Authority Series 2021	2.68	12-1-2035	750,000	650,437
Ohio: 0.27%
Education revenue: 0.06%
Ohio State University Build America Bonds	4.91	6-1-2040	250,000	272,306
GO revenue: 0.06%
Ohio State Refunding Taxable Bond Common Schools Higher Education	1.88	9-15-2034	300,000	238,021
Health revenue: 0.15%
Ohio Hospital Facility Refunding Bond Cleveland Clinic	3.28	1-1-2042	725,000	612,137
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Oklahoma: 0.17%
Water & sewer revenue: 0.17%
Oklahoma Water Resources Board Refunding Bond Series 2019 (Oklahoma Credit Enhancement Reserve Fund Insured)	2.56%	4-1-2031	$770,000	$ 705,501
Oregon: 0.14%
Education revenue: 0.14%
Oregon State Taxable Higher Education Series A	5.90	8-1-2038	500,000	566,655
Pennsylvania: 0.53%
Education revenue: 0.53%
Pennsylvania HEFAR Refunding Taxable Bonds Series B	2.94	8-15-2039	1,000,000	835,223
Pennsylvania Higher Education Authority Class A (1 Month LIBOR +1.15%) 144A±	2.16	9-25-2065	696,619	689,081
University of Pittsburgh Series A	3.65	9-15-2036	715,000	679,669
				2,203,973
Rhode Island: 0.37%
Education revenue: 0.37%
Rhode Island Student Loan Authority Class A-1 (1 Month LIBOR +0.90%) ±	1.70	7-1-2031	1,537,394	1,535,317
Texas: 0.86%
Education revenue: 0.21%
University of Texas Build America Bonds Series A	5.26	7-1-2039	550,000	615,005
University of Texas Build America Bonds Series D	5.13	8-15-2042	215,000	243,789
				858,794
GO revenue: 0.50%
Hidalgo County TX Refunding Bonds Series 2018C	4.04	8-15-2030	1,270,000	1,327,134
Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	110,639
Stafford TX Municipal School District Refunding Bond Series B	3.08	8-15-2041	750,000	634,483
				2,072,256
Miscellaneous revenue: 0.09%
Texas Transportation Commission Series 2020	1.88	10-1-2034	500,000	397,712
Tax revenue: 0.06%
Texas Transportation Commission Highway Fund Series B	5.18	4-1-2030	250,000	269,142
Vermont: 0.03%
Housing revenue: 0.03%
Vermont Housing Finance Agency	3.80	11-1-2037	110,000	106,663
Virginia: 0.17%
Education revenue: 0.15%
University of Virginia Build America Bonds	6.20	9-1-2039	315,000	396,602
University of Virginia Revenue Bond Series C	4.18	9-1-2117	265,000	232,709
				629,311
Housing revenue: 0.02%
Virginia Housing Development Authority	3.10	6-25-2041	82,113	81,205
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  19

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Washington: 0.52%
GO revenue: 0.52%
King County WA Build America Bonds Series B	6.05%	12-1-2030	$350,000	$ 395,929
King County WA Public Hospital District	2.70	12-1-2035	915,000	779,966
Washington Series T	3.45	8-1-2029	1,000,000	984,455
				2,160,350
West Virginia: 0.10%
Tax revenue: 0.10%
Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	405,000	401,937
Wisconsin: 0.18%
Miscellaneous revenue: 0.13%
Wisconsin State Refunding Bond Taxable Series 4	2.10	5-1-2035	690,000	555,696
Tax revenue: 0.05%
Wisconsin State Refunding Bond Taxable Series 2	2.61	5-1-2032	240,000	217,740
Total Municipal obligations (Cost $44,311,985)				40,433,687
Non-agency mortgage-backed securities: 7.61%
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	265,282	265,908
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	153,112	153,571
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	605,362
Commercial Mortgage Pass-Through Certificate Series 2014-CR17 Class A5	3.98	5-10-2047	1,795,000	1,804,253
Commercial Mortgage Pass-Through Certificate Series 2014-CR21 Class A3	3.53	12-10-2047	2,649,561	2,635,145
Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	617,449
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	617,976
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	352,197
Goldman Sachs Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,558,374
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00	4-15-2047	450,000	450,825
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5	3.80	7-15-2047	4,065,000	4,073,569
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	1,338,000	1,323,798
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	174,849	175,560
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53	12-15-2047	1,790,000	1,770,556
Small Business Investment Company Series 2021-10A Class 1	1.67	3-10-2031	578,841	535,974
Small Business Investment Company Series 2021-10B Class 1	1.30	9-10-2031	1,664,339	1,523,479
Small Business Investment Company Series 2022-10A Class 1	2.94	3-10-2032	3,505,000	3,479,303
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±±	2.75%	8-25-2055	$2,067	$ 2,062
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	1,214,265	1,198,556
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	1,435,593	1,388,320
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,393,275
WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	1,876,047	1,868,376
Total Non-agency mortgage-backed securities (Cost $32,192,853)				31,793,888
U.S. Treasury securities: 8.41%
U.S. Treasury Bond	1.13	5-15-2040	930,000	659,464
U.S. Treasury Bond	1.13	8-15-2040	2,200,000	1,550,227
U.S. Treasury Bond	1.38	11-15-2040	6,905,000	5,075,445
U.S. Treasury Bond	1.88	2-15-2041	3,095,000	2,480,111
U.S. Treasury Bond	1.88	2-15-2051	2,244,000	1,708,596
U.S. Treasury Bond	2.38	11-15-2049	10,063,000	8,621,551
U.S. Treasury Note	1.50	2-29-2024	4,550,000	4,477,129
U.S. Treasury Note	1.88	11-15-2051	5,130,000	3,908,419
U.S. Treasury Note	2.00	8-15-2051	2,140,000	1,679,148
U.S. Treasury Note	2.25	2-15-2052	1,015,000	848,952
U.S. Treasury Note	2.38	2-15-2042	2,855,000	2,471,805
U.S. Treasury Note	2.38	5-15-2051	1,185,000	1,017,295
U.S. Treasury Note	3.25	5-15-2042	660,000	657,834
Total U.S. Treasury securities (Cost $43,805,987)				35,155,976
Yankee corporate bonds and notes: 7.38%
Consumer discretionary: 0.07%
Automobiles: 0.07%
Honda Motor Company Limited	2.97	3-10-2032	340,000	311,052
Energy: 0.39%
Oil, gas & consumable fuels: 0.39%
BP Capital Markets plc	3.28	9-19-2027	155,000	151,788
Cenovus Energy Incorporated	4.25	4-15-2027	550,000	551,498
Petroleos Mexicanos Company	2.29	2-15-2024	55,000	54,757
Petroleos Mexicanos Company	2.83	2-15-2024	115,000	115,063
Petroleos Mexicanos Company	6.38	1-23-2045	1,080,000	768,161
				1,641,267
Financials: 3.90%
Banks: 3.17%
Bank of Montreal	1.25	9-15-2026	765,000	688,169
Bank of Montreal	2.65	3-8-2027	450,000	424,955
Bank of Nova Scotia	1.30	9-15-2026	1,040,000	936,758
Bank of Nova Scotia	1.95	2-2-2027	110,000	100,821
Bank of Nova Scotia	4.50	12-16-2025	80,000	81,241
BNP Paribas SA (3 Month LIBOR +1.11%) 144A±	2.82	11-19-2025	820,000	793,127
BNP Paribas SA 144A	4.40	8-14-2028	520,000	512,019
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  21

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity +1.00%) 144A±	1.34%	6-24-2026	$530,000	$ 490,881
Cooperatieve RaboBank UA (1 Year Treasury Constant Maturity +0.73%) 144A±	1.98	12-15-2027	1,060,000	960,671
HSBC Holdings plc (U.S. SOFR +1.41%) ±	2.87	11-22-2032	270,000	228,792
HSBC Holdings plc (3 Month LIBOR +1.35%) ±	4.29	9-12-2026	950,000	946,555
HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	1,500,000	1,483,559
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.75%) ±	1.54	7-20-2027	1,050,000	942,766
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.83%) ±	2.34	1-19-2028	300,000	275,704
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.97%) ±	2.49	10-13-2032	260,000	219,792
National Australia Bank %%	3.91	6-9-2027	250,000	250,000
Royal Bank of Canada	1.40	11-2-2026	830,000	747,603
Royal Bank of Canada	3.88	5-4-2032	430,000	416,328
Sumitomo Mitsui Financial Group Incorporated	1.47	7-8-2025	430,000	401,251
Sumitomo Mitsui Financial Group Incorporated	1.90	9-17-2028	660,000	573,171
Sumitomo Mitsui Financial Group Incorporated	2.17	1-14-2027	200,000	184,115
TD Bank National Association	2.45	1-12-2032	230,000	197,635
Toronto Dominion Bank	1.25	9-10-2026	1,130,000	1,017,379
Toronto Dominion Bank	3.20	3-10-2032	410,000	375,515
				13,248,807
Capital markets: 0.73%
Credit Suisse Group AG (3 Month LIBOR +1.41%) 144A±	3.87	1-12-2029	1,500,000	1,405,847
UBS Group AG (1 Year Treasury Constant Maturity +1.10%) 144A±	2.75	2-11-2033	200,000	170,186
UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,500,000	1,488,675
				3,064,708
Health care: 0.21%
Pharmaceuticals: 0.21%
Teva Pharmaceutical Finance BV	3.15	10-1-2026	975,000	864,981
Industrials: 1.18%
Aerospace & defense: 0.29%
Embraer Netherlands Finance BV	5.05	6-15-2025	1,200,000	1,211,124
Electrical equipment: 0.28%
Sensata Technologies BV 144A	4.00	4-15-2029	935,000	890,588
Sensata Technologies BV 144A	5.63	11-1-2024	265,000	269,457
				1,160,045
Machinery: 0.50%
CNH Industrial NV	4.50	8-15-2023	600,000	608,436
Siemens Finance 144A	1.70	3-11-2028	660,000	589,193
Trane Technologies plc	3.80	3-21-2029	930,000	892,932
				2,090,561
Road & rail: 0.11%
Canadian Pacific Railway Company	2.45	12-2-2031	520,000	458,120
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Information technology: 0.75%
Electronic equipment, instruments & components: 0.08%
Tyco Electronics Corporation	2.50%	2-4-2032	$360,000	$ 319,777
Semiconductors & semiconductor equipment: 0.20%
NXP BV	2.65	2-15-2032	870,000	723,543
NXP BV	5.00	1-15-2033	110,000	110,003
				833,546
Software: 0.24%
Experian Finance plc 144A	4.25	2-1-2029	510,000	509,496
OpenText Corporation 144A	3.88	2-15-2028	520,000	488,691
				998,187
Technology hardware, storage & peripherals: 0.23%
Seagate HDD	3.13	7-15-2029	375,000	328,069
TSMC Global Limited 144A	1.25	4-23-2026	700,000	640,350
				968,419
Materials: 0.88%
Chemicals: 0.04%
Nutrien Limited	2.95	5-13-2030	180,000	164,823
Metals & mining: 0.84%
Anglo American Capital plc 144A	4.75	4-10-2027	1,000,000	1,016,355
South23 Treasury Limited 144A	4.35	4-14-2032	900,000	862,065
Vale Overseas Limited	6.25	8-10-2026	1,500,000	1,613,550
				3,491,970
Total Yankee corporate bonds and notes (Cost $32,783,006)				30,827,387

		Yield	Shares
Short-term investments: 0.91%
Investment companies: 0.91%
Allspring Government Money Market Fund Select Class ♠∞##		0.65	3,324,978	3,324,978
Securities Lending Cash Investments LLC ♠∩∞		0.91	479,633	479,633
Total Short-term investments (Cost $3,804,611)				3,804,611
Total investments in securities (Cost $445,430,079)	100.04%			418,050,141
Other assets and liabilities, net	(0.04)			(165,222)
Total net assets	100.00%			$417,884,919

The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  23

Portfolio of investments—May 31, 2022

±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
LIBOR	London Interbank Offered Rate
RDA	Redevelopment Authority
REIT	Real estate investment trust
SBA	Small Business Authority
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$23,036,815	$168,600,811	$(188,312,648)	$0	$0	$ 3,324,978	3,324,978	$ 8,697
Securities Lending Cash Investments LLC	127,000	2,414,118	(2,061,485)	0	0	479,633	479,633	141 #
				$0	$0	$3,804,611		$8,838

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Managed Fixed Income Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $470,113 of securities loaned), at value (cost $441,625,468)	$ 414,245,530
Investments in affiliated securities, at value (cost $3,804,611)	3,804,611
Receivable for interest	3,039,128
Receivable for investments sold	148,217
Receivable for securities lending income, net	173
Prepaid expenses and other assets	13,691
Total assets	421,251,350
Liabilities
Payable for when-issued transactions	2,252,766
Payable for investments purchased	515,230
Payable upon receipt of securities loaned	479,633
Advisory fee payable	118,802
Total liabilities	3,366,431
Total net assets	$417,884,919
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  25

Statement of operations—year ended May 31, 2022

Investment income
Interest (net of foreign withholding taxes of $511)	$ 14,056,730
Income from affiliated securities	9,493
Total investment income	14,066,223
Expenses
Advisory fee	1,931,248
Custody and accounting fees	43,077
Professional fees	77,926
Interest holder report expenses	38,442
Trustees’ fees and expenses	19,821
Other fees and expenses	37,457
Total expenses	2,147,971
Less: Fee waivers and/or expense reimbursements	(269,853)
Net expenses	1,878,118
Net investment income	12,188,105
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,161,647)
Net change in unrealized gains (losses) on investments	(48,938,887)
Net realized and unrealized gains (losses) on investments	(50,100,534)
Net decrease in net assets resulting from operations	$(37,912,429)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Managed Fixed Income Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 12,188,105	$ 11,781,229
Net realized gains (losses) on investments	(1,161,647)	3,530,420
Net change in unrealized gains (losses) on investments	(48,938,887)	(3,700,898)
Net increase (decrease) in net assets resulting from operations	(37,912,429)	11,610,751
Capital transactions
Transactions in investors’ beneficial interests
Contributions	43,182,233	59,804,501
Withdrawals	(83,560,206)	(37,488,593)
Net increase (decrease) in net assets resulting from capital transactions	(40,377,973)	22,315,908
Total increase (decrease) in net assets	(78,290,402)	33,926,659
Net assets
Beginning of period	496,175,321	462,248,662
End of period	$417,884,919	$496,175,321
The accompanying notes are an integral part of these financial statements.

Allspring Managed Fixed Income Portfolio  |  27

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(8.13)%	2.52%	7.51%	7.22%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.42%	0.41%	0.49%
Net expenses[1]	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.52%	2.49%	3.10%	3.24%	3.09%
Supplemental data
Portfolio turnover rate	74%	31%	40%	232%	23%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Managed Fixed Income Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Fixed Income Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the

Allspring Managed Fixed Income Portfolio  |  29

Notes to financial statements
lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $445,696,336 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,001,262
Gross unrealized losses	(29,647,457)
Net unrealized losses	$(27,646,195)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30  |  Allspring Managed Fixed Income Portfolio

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 102,963,609	$0	$ 102,963,609
Asset-backed securities	0	6,658,988	0	6,658,988
Corporate bonds and notes	0	166,411,995	0	166,411,995
Municipal obligations	0	40,433,687	0	40,433,687
Non-agency mortgage-backed securities	0	31,793,888	0	31,793,888
U.S. Treasury securities	35,155,976	0	0	35,155,976
Yankee corporate bonds and notes	0	30,827,387	0	30,827,387
Short-term investments
Investment companies	3,804,611	0	0	3,804,611
Total assets	$38,960,587	$379,089,554	$0	$418,050,141
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Galliard Capital Management, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Allspring Managed Fixed Income Portfolio  |  31

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$216,485,737	$155,279,880	$279,215,552	$72,543,850
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 7,467	$ (7,467)	$0
BNP Paribas Securities Corporation	103,039	(103,039)	0
UBS Securities LLC	359,607	(359,607)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

32  |  Allspring Managed Fixed Income Portfolio

Notes to financial statements
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Managed Fixed Income Portfolio  |  33

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Fixed Income Portfolio (formerly, Wells Fargo Managed Fixed Income Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

34  |  Allspring Managed Fixed Income Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Managed Fixed Income Portfolio  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring Managed Fixed Income Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Managed Fixed Income Portfolio  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring Managed Fixed Income Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Portfolio's investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Portfolio’s, including the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future.

Allspring Managed Fixed Income Portfolio  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.

Annual Report
May 31, 2022
Allspring
C&B Large Cap Value Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring C&B Large Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring C&B Large Cap Value Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring C&B Large Cap Value Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring C&B Large Cap Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBEAX)	7-26-2004	-7.06	8.66	11.52	-1.37	9.96	12.19	1.25	1.08
Class C (CBECX)	7-26-2004	-3.22	9.11	11.50	-2.22	9.11	11.50	2.00	1.83
Class R6 (CBEJX)[3]	10-31-2016	–	–	–	-0.98	10.42	12.61	0.82	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	-1.29	10.05	12.34	1.17	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	-1.08	10.32	12.60	0.92	0.75
Russell 1000® Value Index[4]	–	–	–	–	0.93	9.50	12.06	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.65% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring C&B Large Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2022.
■	Stock selection in health care and industrials, as well as an underweight in energy, detracted from relative performance.
■	Stock selection in financials, information technology (IT), and communication services, as well as an underweight position in IT, were key contributors to relative performance.
Portfolio overview and updates
The tumultuous macro backdrop over the trailing 12 months led to considerable volatility and a wide dispersion of returns across sectors, though, surprisingly, the U.S. markets ended up mostly flat at the end of the period. For the first quarter of 2022, stocks turned in their worst performance since the onset of the COVID-19 pandemic two years ago as investors processed a seeming tsunami of bad news and pushed all major indexes into negative territory. The Russian invasion of Ukraine signaled not just the largest European war in 75 years but perhaps the most aggressive set of sanctions in history. The combination touched off a price surge in oil and other commodities, further fueling inflationary trends that were already running at 40-year highs and sending 10-year U.S. Treasury yields to their highest level in two years. Recent history would suggest the U.S. Federal Reserve (Fed) would react to these shocks by communicating its willingness to ease monetary conditions to protect the economy. However, with COVID-19-era stimulus measures still very much in force and inflation at worrying levels, the Fed instead has embarked on what is forecast to be an extended tightening process.
Ten largest holdings (%) as of May 31, 2022[1]
Arrow Electronics Incorporated	3.42
Brookfield Asset Management Incorporated Class A	3.19
Johnson & Johnson	2.99
Arch Capital Group Limited	2.84
State Street Corporation	2.80
Verizon Communications Incorporated	2.59
Progressive Corporation	2.53
London Stock Exchange Group plc ADR	2.51
Fidelity National Financial Incorporated	2.48
AerCap Holdings NV	2.36
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Amid the volatility of the past year, stock initiations occurred across multiple sectors and included CarMax, Inc.; Ingredion Inc.; The Kraft Heinz Co.; The Williams Companies, Inc.; Globe Life Inc.; London Stock Exchange; Wells Fargo & Co.; Dentsply Sirona Inc.; and PACCAR Inc. Making room for these holdings, we also eliminated positions across multiple sectors, including Schlumberger Ltd.; Intercontinental Exchange, Inc.; Synchrony Financial; United Parcel Service, Inc.; Axalta Coating Systems Ltd.; Reliance Steel & Aluminum Co.; and CBRE Group, Inc.
Detractors included an underweight to the high-performing energy sector.
Allocation effect detracted from performance, most prominently due to the underweight to energy—a sector that boasted a 76% return over the period. The overweight to financials and industrials, as well as the underweight to utilities, also hindered results. From a stock selection perspective, Stanley Black & Decker, Inc., a global manufacturer and marketer of hand/power tools, industrial products, and outdoor landscaping tools/mowers, was the largest detractor as it struggled alongside other building products companies amid supply chain, labor, and inflation headwinds. Dentsply Sirona Inc., a dental products manufacturer, was the second-largest detractor as the company suffered from negative press and turnover of C-suite employees. Hanesbrands Inc., a manufacturer and marketer of basic apparel products, was the third-largest detractor. The company suffered from concerns that inflation would affect both its input costs and its customers’ ability to make discretionary clothing purchases. Notably, we added to all three holdings during the period.
Contributors included an underweight to IT and stock selection within financials.
Stock selection was additive across multiple sectors, and though allocation effect was negative overall, the underweight to IT was a bright spot. Selection effect was strongest within financials, where the Fund’s insurance companies in particular outperformed the broader market and sector. Top-performing stocks included Arch Capital Group Ltd.; Chubb Ltd.; The Progressive Corp.; and Alleghany Corp. Stock selection within IT was also additive, with Amdocs Ltd. and Arrow Electronics, Inc., contributing most, as well as stocks within communication services, including Omnicom Group Inc. and Verizon Communications Inc. However, the best-performing holding was energy company Williams, which is primarily a gas infrastructure company with operations in 15 supply areas that provides natural gas gathering; processing; transmission services; and natural gas

8  |  Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)
liquids fractionation, transportation, and storage services. UnitedHealth Group Inc. was another top-five holding over the period.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Outlook: Despite negative current sentiment, we remain confident in the prospects of higher-quality holdings.
The extremely unsettled macro backdrop is creating challenges both for managements forced to reevaluate their supply chain and pricing strategies and investors struggling to untangle the complicated interactions between inflation, monetary policy, and geopolitical tension. So far, the market seems to be pricing in a severe and long-lasting consumer recession and a lasting boom in oil prices. We take these potential outcomes seriously and have re-underwritten consumer-exposed holdings and reexamined our underweight to energy. The portfolio remains overweight in the economically sensitive consumer discretionary and industrials sectors, which may present a short-term headwind to performance. Over a full cycle, however, we believe the Fund’s higher-quality holdings—businesses with more pricing power and more favorable demand environments—will generate attractive returns. Conversely, we believe the run-up in energy prices is, if anything, likely to undermine the long-term attractiveness of energy companies as adding geopolitical risks to existing climate pressures will only speed the move away from fossil fuels. Short-term relative performance is highly challenging to manage, and the Fund’s decidedly out-of-consensus positioning may not work in the short term. However, our experience is that patience and steadfast focus is generally rewarded over time.

Allspring C&B Large Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,035.14	$5.43	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39	1.07%
Class C
Actual	$1,000.00	$1,030.69	$9.26	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Class R6
Actual	$1,000.00	$1,037.14	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class
Actual	$1,000.00	$1,035.27	$5.02	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99	0.99%
Institutional Class
Actual	$1,000.00	$1,036.75	$3.81	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring C&B Large Cap Value Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.03%
Affiliated master portfolio: 100.03%
Allspring C&B Large Cap Value Portfolio		$ 266,094,197
Total Investment companies (Cost $207,427,303)		266,094,197
Total investments in securities (Cost $207,427,303)	100.03%	266,094,197
Other assets and liabilities, net	(0.03)	(91,733)
Total net assets	100.00%	$266,002,464
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring C&B Large Cap Value Portfolio	76.92%	79.89%	$47,346,569	$(53,785,190)	$5,257,129	$13,471	$266,094,197
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $207,427,303)	$ 266,094,197
Receivable for Fund shares sold	106,554
Receivable from manager	15,524
Prepaid expenses and other assets	38,159
Total assets	266,254,434
Liabilities
Payable for Fund shares redeemed	174,615
Administration fees payable	33,978
Shareholder servicing fees payable	23,259
Distribution fee payable	2,581
Trustees’ fees and expenses payable	2,195
Accrued expenses and other liabilities	15,342
Total liabilities	251,970
Total net assets	$266,002,464
Net assets consist of
Paid-in capital	$ 177,287,883
Total distributable earnings	88,714,581
Total net assets	$266,002,464
Computation of net asset value and offering price per share
Net assets – Class A	$ 101,496,273
Shares outstanding – Class A1	6,850,518
Net asset value per share – Class A	$14.82
Maximum offering price per share – Class A2	$15.72
Net assets – Class C	$ 4,103,009
Shares outstanding – Class C1	280,755
Net asset value per share – Class C	$14.61
Net assets – Class R6	$ 23,486,548
Shares outstanding – Class R6[1]	1,576,379
Net asset value per share – Class R6	$14.90
Net assets – Administrator Class	$ 6,001,168
Shares outstanding – Administrator Class[1]	403,977
Net asset value per share – Administrator Class	$14.86
Net assets – Institutional Class	$ 130,915,466
Shares outstanding – Institutional Class[1]	8,788,498
Net asset value per share – Institutional Class	$14.90
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring C&B Large Cap Value Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $97,607)	$ 5,257,129
Affiliated income allocated from affiliated Master Portfolio	13,471
Expenses allocated from affiliated Master Portfolio	(2,062,297)
Waivers allocated from affiliated Master Portfolio	144,027
Total investment income	3,352,330
Expenses
Management fee	149,837
Administration fees
Class A	217,465
Class C	9,475
Class R6	13,003
Administrator Class	8,112
Institutional Class	184,629
Shareholder servicing fees
Class A	258,887
Class C	11,272
Administrator Class	15,583
Distribution fee
Class C	33,815
Custody and accounting fees	6,466
Professional fees	35,362
Registration fees	23,452
Shareholder report expenses	17,652
Trustees’ fees and expenses	20,687
Other fees and expenses	6,220
Total expenses	1,011,917
Less: Fee waivers and/or expense reimbursements
Fund-level	(319,924)
Class A	(8,728)
Administrator Class	(726)
Net expenses	682,539
Net investment income	2,669,791
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	47,346,569
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(53,785,190)
Net realized and unrealized gains (losses) on investments	(6,438,621)
Net decrease in net assets resulting from operations	$ (3,768,830)
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 2,669,791		$ 2,415,023
Net realized gains on investments		47,346,569		25,510,777
Net change in unrealized gains (losses) on investments		(53,785,190)		89,716,793
Net increase (decrease) in net assets resulting from operations		(3,768,830)		117,642,593
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,919,436)		(4,170,269)
Class C		(535,250)		(154,865)
Class R6		(6,057,662)		(2,183,532)
Administrator Class		(841,849)		(299,002)
Institutional Class		(17,599,026)		(6,446,162)
Total distributions to shareholders		(37,953,223)		(13,253,830)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	989,891	15,969,277	610,000	8,963,843
Class C	43,159	682,181	68,098	996,267
Class R6	349,706	5,728,171	281,375	4,009,424
Administrator Class	55,766	954,376	19,784	279,674
Institutional Class	1,764,097	28,100,206	3,644,970	49,931,868
		51,434,211		64,181,076
Reinvestment of distributions
Class A	845,770	12,689,368	291,093	4,115,619
Class C	36,313	535,250	11,107	154,614
Class R6	80,021	1,208,696	24,172	343,838
Administrator Class	34,924	525,330	13,379	189,677
Institutional Class	1,158,450	17,489,868	451,083	6,414,372
		32,448,512		11,218,120
Payment for shares redeemed
Class A	(946,956)	(15,053,324)	(1,092,566)	(14,863,709)
Class C	(76,840)	(1,207,888)	(115,785)	(1,529,367)
Class R6	(1,596,640)	(24,419,329)	(844,970)	(11,496,464)
Administrator Class	(34,305)	(524,769)	(221,462)	(3,119,176)
Institutional Class	(3,201,272)	(51,615,218)	(3,426,687)	(47,236,282)
		(92,820,528)		(78,244,998)
Net decrease in net assets resulting from capital share transactions		(8,937,805)		(2,845,802)
Total increase (decrease) in net assets		(50,659,858)		101,542,961
Net assets
Beginning of period		316,662,322		215,119,361
End of period		$266,002,464		$316,662,322
The accompanying notes are an integral part of these financial statements.

14  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.16	$11.49	$13.01	$13.91	$14.54
Net investment income	0.11	0.10	0.12	0.11	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.29	(0.33)	0.02	0.87
Total from investment operations	(0.23)	6.39	(0.21)	0.13	0.96
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.13)	(0.12)	(0.06)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.11)	(0.72)	(1.31)	(1.03)	(1.59)
Net asset value, end of period	$14.82	$17.16	$11.49	$13.01	$13.91
Total return[2]	(1.37)%	56.98%	(3.61)%	1.33%	6.29%
Ratios to average net assets (annualized)*
Gross expenses	1.19%	1.24%	1.27%	1.23%	1.21%
Net expenses	1.07%	1.07%	1.07%	1.08%	1.10%
Net investment income	0.69%	0.73%	0.92%	0.83%	0.58%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$101,496	$102,332	$70,680	$79,172	$85,707

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.97	$11.36	$12.87	$13.75	$14.44
Net investment income (loss)	(0.01)	(0.03)	0.02 [1]	0.01 [1]	(0.02) [1]
Net realized and unrealized gains (losses) on investments	(0.35)	6.25	(0.35)	0.03	0.86
Total from investment operations	(0.36)	6.22	(0.33)	0.04	0.84
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.00)	(0.61)	(1.18)	(0.92)	(1.53)
Net asset value, end of period	$14.61	$16.97	$11.36	$12.87	$13.75
Total return[2]	(2.22)%	55.94%	(4.41)%	0.61%	5.46%
Ratios to average net assets (annualized)*
Gross expenses	1.94%	1.99%	2.02%	1.97%	1.96%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.85%
Net investment income (loss)	(0.08)%	(0.04)%	0.16%	0.07%	(0.16)%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$4,103	$4,719	$3,576	$5,098	$11,031

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.24	$11.53	$13.06	$13.97	$14.59
Net investment income	0.18 [1]	0.16 [1]	0.18 [1]	0.18 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.32	(0.33)	0.00 [2]	0.85
Total from investment operations	(0.16)	6.48	(0.15)	0.18	1.03
Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.20)	(0.18)	(0.12)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.18)	(0.77)	(1.38)	(1.09)	(1.65)
Net asset value, end of period	$14.90	$17.24	$11.53	$13.06	$13.97
Total return	(0.98)%	57.75%	(3.25)%	1.74%	6.76%
Ratios to average net assets (annualized)*
Gross expenses	0.76%	0.82%	0.84%	0.79%	0.77%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.11%	1.14%	1.33%	1.27%	1.28%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$23,487	$47,301	$37,859	$68,366	$110,665

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.20	$11.51	$13.03	$13.92	$14.56
Net investment income	0.12 [1]	0.11 [1]	0.13 [1]	0.12 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	6.30	(0.33)	0.02	0.87
Total from investment operations	(0.21)	6.41	(0.20)	0.14	0.97
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.14)	(0.12)	(0.08)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.13)	(0.72)	(1.32)	(1.03)	(1.61)
Net asset value, end of period	$14.86	$17.20	$11.51	$13.03	$13.92
Total return	(1.29)%	57.12%	(3.56)%	1.44%	6.36%
Ratios to average net assets (annualized)*
Gross expenses	1.11%	1.17%	1.19%	1.15%	1.13%
Net expenses	0.99%	0.99%	0.99%	1.00%	1.00%
Net investment income	0.76%	0.81%	1.00%	0.90%	0.69%
Supplemental data
Portfolio turnover rate[2]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$6,001	$5,980	$6,167	$9,274	$12,742

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.24	$11.53	$13.05	$13.96	$14.58
Net investment income	0.16	0.15	0.16	0.14	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.32	(0.33)	0.02	0.89
Total from investment operations	(0.18)	6.47	(0.17)	0.16	1.02
Distributions to shareholders from
Net investment income	(0.16)	(0.15)	(0.17)	(0.16)	(0.11)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.16)	(0.76)	(1.35)	(1.07)	(1.64)
Net asset value, end of period	$14.90	$17.24	$11.53	$13.05	$13.96
Total return	(1.08)%	57.58%	(3.33)%	1.64%	6.68%
Ratios to average net assets (annualized)*
Gross expenses	0.86%	0.91%	0.94%	0.90%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.77%
Net investment income	1.01%	1.05%	1.25%	1.17%	0.87%
Supplemental data
Portfolio turnover rate[2]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$130,915	$156,330	$96,838	$108,613	$135,082

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring C&B Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 79.89% of Allspring C&B Large Cap Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring C&B Large Cap Value Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $209,311,057 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$56,783,140
Gross unrealized losses	0
Net unrealized gains	$56,783,140
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$266,094,197
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring C&B Large Cap Value Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring

22  |  Allspring C&B Large Cap Value Fund

Notes to financial statements
Funds Distributor received $3,373 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $94,136,861 and $143,314,002, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 4,587,798	$4,722,816
Long-term capital gain	33,365,425	8,531,014
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,934,550	$29,996,891	$56,783,140
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the financials sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Allspring C&B Large Cap Value Fund  |  23

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring C&B Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Fund (formerly, Wells Fargo C&B Large Cap Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring C&B Large Cap Value Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 96.54%
Communication services: 6.67%
Diversified telecommunication services: 2.59%
Verizon Communications Incorporated	168,000	$ 8,616,720
Entertainment: 1.77%
Activision Blizzard Incorporated	75,500	5,879,940
Media: 2.31%
Omnicom Group Incorporated	103,350	7,710,944
Consumer discretionary: 9.11%
Household durables: 1.79%
Whirlpool Corporation	32,300	5,950,952
Leisure products: 1.66%
Hasbro Incorporated	61,820	5,548,345
Specialty retail: 1.76%
CarMax Incorporated †	59,050	5,861,894
Textiles, apparel & luxury goods: 3.90%
Gildan Activewear Incorporated	205,900	6,481,732
HanesBrands Incorporated	549,500	6,522,565
		13,004,297
Consumer staples: 8.92%
Food products: 4.83%
General Mills Incorporated	108,100	7,550,785
Ingredion Incorporated	36,260	3,433,459
The Kraft Heinz Company	134,480	5,087,378
		16,071,622
Personal products: 2.34%
Unilever plc ADR	161,150	7,788,380
Tobacco: 1.75%
Philip Morris International Incorporated	55,000	5,843,750
Energy: 2.24%
Oil, gas & consumable fuels: 2.24%
The Williams Companies Incorporated	201,100	7,452,766
Financials: 32.47%
Banks: 5.79%
JPMorgan Chase & Company	44,900	5,937,127
PNC Financial Services Group Incorporated	12,800	2,245,248
US Bancorp	146,900	7,795,983
Wells Fargo & Company	72,350	3,311,460
		19,289,818
Capital markets: 10.33%
Brookfield Asset Management Incorporated Class A	209,810	10,616,386
London Stock Exchange Group plc ADR	356,200	8,370,700
The accompanying notes are an integral part of these financial statements.

26  |  Allspring C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Capital markets (continued)
State Street Corporation	128,820	$ 9,338,162
The Charles Schwab Corporation	86,800	6,084,680
		34,409,928
Diversified financial services: 1.88%
Berkshire Hathaway Incorporated Class B †	19,820	6,262,724
Insurance: 14.47%
Alleghany Corporation †	6,255	5,215,294
Arch Capital Group Limited †	199,580	9,472,067
Chubb Limited	33,270	7,029,618
Fidelity National Financial Incorporated	195,100	8,252,730
Globe Life Incorporated	55,300	5,395,621
Progressive Corporation	70,697	8,439,808
The Allstate Corporation	32,100	4,387,749
		48,192,887
Health care: 14.23%
Health care equipment & supplies: 6.05%
Becton Dickinson & Company	25,620	6,553,596
Dentsply Sirona Incorporated	185,770	7,349,061
Medtronic plc	62,500	6,259,375
		20,162,032
Health care providers & services: 5.19%
HCA Healthcare Incorporated	32,050	6,743,320
Laboratory Corporation of America Holdings	23,100	5,699,232
UnitedHealth Group Incorporated	9,750	4,843,605
		17,286,157
Pharmaceuticals: 2.99%
Johnson & Johnson	55,450	9,954,939
Industrials: 14.13%
Aerospace & defense: 1.19%
Woodward Incorporated	39,139	3,976,914
Commercial services & supplies: 2.12%
IAA Incorporated †	180,640	7,050,379
Electrical equipment: 1.65%
AMETEK Incorporated	45,140	5,483,156
Industrial conglomerates: 0.89%
3M Company	19,950	2,978,336
Machinery: 4.45%
ESAB Corporation †	46,493	2,324,650
PACCAR Incorporated	55,700	4,836,988
Stanley Black & Decker Incorporated	64,510	7,656,688
		14,818,326
Professional services: 1.47%
Leidos Holdings Incorporated	46,950	4,906,275
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Trading companies & distributors: 2.36%
AerCap Holdings NV †	158,700	$ 7,846,128
Information technology: 6.78%
Electronic equipment, instruments & components: 5.77%
Arrow Electronics Incorporated †	94,440	11,394,186
TE Connectivity Limited	60,525	7,831,330
		19,225,516
IT services: 1.01%
Amdocs Limited	38,550	3,349,610
Utilities: 1.99%
Gas utilities: 1.99%
Atmos Energy Corporation	57,060	6,636,649
Total Common stocks (Cost $239,929,010)		321,559,384

		Yield
Short-term investments: 3.67%
Investment companies: 3.67%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	12,217,232	12,217,232
Total Short-term investments (Cost $12,217,232)				12,217,232
Total investments in securities (Cost $252,146,242)	100.21%			333,776,616
Other assets and liabilities, net	(0.21)			(715,844)
Total net assets	100.00%			$333,060,772

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

28  |  Allspring C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$20,061,602	$106,661,154	$(114,505,524)	$0	$0	$ 12,217,232	12,217,232	$ 10,638
Affiliated securities no longer held at end of period
Securities Lending Cash Investments LLC	0	38,191,280	(38,191,280)	0	0	0	0	191 #
				$0	$0	$12,217,232		$10,829

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  29

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $239,929,010)	$ 321,559,384
Investments in affiliated securities, at value (cost $12,217,232)	12,217,232
Receivable for dividends	522,161
Receivable for securities lending income, net	17
Prepaid expenses and other assets	12,158
Total assets	334,310,952
Liabilities
Payable for investments purchased	1,085,053
Advisory fee payable	165,127
Total liabilities	1,250,180
Total net assets	$333,060,772
The accompanying notes are an integral part of these financial statements.

30  |  Allspring C&B Large Cap Value Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $123,303)	$ 6,629,744
Income from affiliated securities	16,900
Total investment income	6,646,644
Expenses
Advisory fee	2,456,058
Custody and accounting fees	21,385
Professional fees	54,265
Interest holder report expenses	19,814
Trustees’ fees and expenses	21,440
Other fees and expenses	26,709
Total expenses	2,599,671
Less: Fee waivers and/or expense reimbursements	(181,399)
Net expenses	2,418,272
Net investment income	4,228,372
Realized and unrealized gains (losses) on investments
Net realized gains on investments	59,295,012
Net change in unrealized gains (losses) on investments	(67,362,442)
Net realized and unrealized gains (losses) on investments	(8,067,430)
Net decrease in net assets resulting from operations	$ (3,839,058)
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,228,372	$ 3,900,892
Net realized gains on investments	59,295,012	33,139,971
Net change in unrealized gains (losses) on investments	(67,362,442)	117,846,464
Net increase (decrease) in net assets resulting from operations	(3,839,058)	154,887,327
Capital transactions
Transactions in investors’ beneficial interests
Contributions	20,407,586	49,283,346
Withdrawals	(94,906,626)	(79,684,157)
Net decrease in net assets resulting from capital transactions	(74,499,040)	(30,400,811)
Total increase (decrease) in net assets	(78,338,098)	124,486,516
Net assets
Beginning of period	411,398,870	286,912,354
End of period	$333,060,772	$411,398,870
The accompanying notes are an integral part of these financial statements.

32  |  Allspring C&B Large Cap Value Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(1.05)%	57.96%	(3.40)%	1.80%	6.65%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.68%	0.68%	0.67%	0.67%
Net expenses[1]	0.64%	0.64%	0.64%	0.65%	0.66%
Net investment income	1.12%	1.16%	1.36%	1.27%	1.02%
Supplemental data
Portfolio turnover rate	32%	38%	33%	47%	42%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

34  |  Allspring C&B Large Cap Value Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $256,501,252 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 94,285,255
Gross unrealized losses	(17,009,891)
Net unrealized gains	$ 77,275,364
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring C&B Large Cap Value Portfolio  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 22,207,604	$0	$0	$ 22,207,604
Consumer discretionary	30,365,488	0	0	30,365,488
Consumer staples	29,703,752	0	0	29,703,752
Energy	7,452,766	0	0	7,452,766
Financials	108,155,357	0	0	108,155,357
Health care	47,403,128	0	0	47,403,128
Industrials	47,059,514	0	0	47,059,514
Information technology	22,575,126	0	0	22,575,126
Utilities	6,636,649	0	0	6,636,649
Short-term investments
Investment companies	12,217,232	0	0	12,217,232
Total assets	$333,776,616	$0	$0	$333,776,616
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Fund increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.

36  |  Allspring C&B Large Cap Value Portfolio

Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $117,827,807 and $179,381,109, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring C&B Large Cap Value Portfolio  |  37

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Portfolio (formerly, Wells Fargo C&B Large Cap Value Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

38  |  Allspring C&B Large Cap Value Portfolio

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 91% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $33,365,425 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $4,567,738 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $4,866 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $1,819,408 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring C&B Large Cap Value Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Allspring C&B Large Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring C&B Large Cap Value Fund  |  41

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring C&B Large Cap Value Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring C&B Large Cap Value Fund  |  43

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00147 07-22
A280/AR280 05-22

Annual Report
May 31, 2022
Allspring Real Return Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Real Return Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Real Return Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Real Return Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Real Return Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Real Return Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Real Return Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks returns that exceed the rate of inflation over the long-term.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Michael Bradshaw, CFA®‡, Travis L. Keshemberg, CFA®‡#, CIPM, FRM, Garth B. Newport, CFA®‡, Michael Schueller, CFA®‡, Michal Stanczyk†
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (IPBAX)	2-28-2003	-4.99	2.57	1.42	-0.52	3.52	1.88	1.26	0.78
Class C (IPBCX)	2-28-2003	-2.26	2.77	1.28	-1.26	2.77	1.28	2.01	1.53
Class R6 (IPBJX)[3]	10-31-2016	–	–	–	-0.15	3.93	2.22	0.88	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	-0.36	3.73	2.11	1.20	0.60
Institutional Class (IPBNX)[4]	10-31-2016	–	–	–	-0.19	3.86	2.19	0.93	0.45
Bloomberg U.S. TIPS Index[5]	–	–	–	–	-1.45	3.68	2.00	–	–
CPI [6]	–	–	–	–	8.58	3.62	2.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[5]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.
†	Michal Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Allspring Real Return Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. TIPS Index and CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
[6]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Real Return Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2022.
■	Strong performance from real estate investment trusts (REITs) and inflation-sensitive common stocks had the largest positive impact on relative performance.
■	Poor absolute performance from the common stocks within the precious metals portfolio was the largest detractor from relative performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value over the period, although inflation-sensitive assets did better on a relative basis.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index* return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)** return of -12.41%. Inflation-sensitive sectors such as energy and REITs outperformed the broad market. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index***, returned -8.22%. Although negative in absolute terms, here, too, inflation-sensitive bonds outperformed the broad market, as represented by the Bloomberg U.S. TIPS Index return of -1.45%. Commodity prices increased in the face of higher inflation, and the Bloomberg Commodity Index† advanced 41.85%.
No material changes
There were no material changes in the portfolio over the trailing 12 months.
Ten largest holdings (%) as of May 31, 2022[1]
TIPS, 0.63%, 1-15-2024	4.31
TIPS, 0.13%, 1-15-2032	2.80
TIPS, 0.63%, 1-15-2026	2.68
TIPS, 0.13%, 4-15-2026	2.67
TIPS, 0.25%, 1-15-2025	2.24
TIPS, 0.13%, 1-15-2031	2.05
TIPS, 0.13%, 1-15-2030	2.02
TIPS, 0.13%, 10-15-2024	1.84
TIPS, 0.13%, 4-15-2025	1.84
TIPS, 0.13%, 7-15-2030	1.83
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund uses a multi-asset-class strategy to target inflation protection.
During the 12-month period, we maintained allocations to TIPS as well as other inflation-sensitive sectors, such as REITs, short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while adhering to similar levels of volatility.
Relative to the broad TIPS benchmark, four of the five sleeves contributed to the relative performance of the Fund. The largest allocation within the Fund is our investment in TIPS. Due to some duration positioning, this sleeve

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
***	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
†	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

8  |  Allspring Real Return Fund

Performance highlights (unaudited)
outperformed the benchmark by about 10 basis points (bps; 100 bps equal 1.00%). The STEM (consumer staples, energy, and materials) sleeve had the largest positive impact on performance as it advanced more than 13% over the period. The precious metals mining stocks sleeve was the only detractor from relative performance. This sleeve posted a -16.15% return; as it represents only 1.3% of the portfolio, this detracted only 23 bps from relative performance.
Portfolio allocation as of May 31, 2022[1]
[1]	Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty is back and today our look is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay at or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed shifted from being super-hawkish to something more moderate. Members of the Federal Open Market Committee will continue to focus on inflation, but we think they are concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed. While the picture is not particularly clear for the economy and the broad financial markets, we believe the Fund is well positioned in the current environment.

Allspring Real Return Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 959.83	$3.81	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$ 957.31	$7.47	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R6
Actual	$1,000.00	$ 962.02	$1.96	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02	0.40%
Administrator Class
Actual	$1,000.00	$ 960.83	$2.93	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$ 961.80	$2.20	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Real Return Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.06%
Affiliated master portfolio: 100.06%
Allspring Real Return Portfolio		$ 92,824,953
Total Investment companies (Cost $91,230,231)		92,824,953
Total investments in securities (Cost $91,230,231)	100.06%	92,824,953
Other assets and liabilities, net	(0.06)	(58,628)
Total net assets	100.00%	$92,766,325
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	31.19%	40.08%	$935,582	$(6,398,528)	$4,284,787	$222,646	$1,267	$92,824,953
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $91,230,231)	$ 92,824,953
Receivable for Fund shares sold	524,413
Receivable from manager	25,665
Prepaid expenses and other assets	34,313
Total assets	93,409,344
Liabilities
Payable for Fund shares redeemed	613,205
Administration fees payable	7,278
Trustees’ fees and expenses payable	1,206
Distribution fee payable	1,135
Accrued expenses and other liabilities	20,195
Total liabilities	643,019
Total net assets	$92,766,325
Net assets consist of
Paid-in capital	$ 91,521,115
Total distributable earnings	1,245,210
Total net assets	$92,766,325
Computation of net asset value and offering price per share
Net assets – Class A	$ 17,712,522
Shares outstanding – Class A1	1,711,131
Net asset value per share – Class A	$10.35
Maximum offering price per share – Class A2	$10.84
Net assets – Class C	$ 1,708,626
Shares outstanding – Class C1	168,202
Net asset value per share – Class C	$10.16
Net assets – Class R6	$ 14,282,015
Shares outstanding – Class R6[1]	1,363,951
Net asset value per share – Class R6	$10.47
Net assets – Administrator Class	$ 15,266,781
Shares outstanding – Administrator Class[1]	1,446,712
Net asset value per share – Administrator Class	$10.55
Net assets – Institutional Class	$ 43,796,381
Shares outstanding – Institutional Class[1]	4,183,259
Net asset value per share – Institutional Class	$10.47
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Real Return Fund

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolio	$ 4,284,787
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,475)	222,646
Affiliated income allocated from affiliated Master Portfolio	1,267
Expenses allocated from affiliated Master Portfolio	(358,052)
Waivers allocated from affiliated Master Portfolio	69,281
Total investment income	4,219,929
Expenses
Management fee	37,101
Administration fees
Class A	27,033
Class C	2,486
Class R6	4,357
Administrator Class	13,045
Institutional Class	22,549
Shareholder servicing fees
Class A	42,213
Class C	3,872
Administrator Class	31,217
Distribution fee
Class C	11,618
Custody and accounting fees	2,977
Professional fees	47,578
Registration fees	32,326
Shareholder report expenses	48,275
Trustees’ fees and expenses	20,688
Other fees and expenses	8,456
Total expenses	355,791
Less: Fee waivers and/or expense reimbursements
Fund-level	(207,452)
Class A	(1,690)
Administrator Class	(14,349)
Institutional Class	(2,819)
Net expenses	129,481
Net investment income	4,090,448
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	935,582
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(6,398,528)
Net realized and unrealized gains (losses) on investments	(5,462,946)
Net decrease in net assets resulting from operations	$(1,372,498)
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 4,090,448		$ 1,568,068
Net realized gains on investments		935,582		277,416
Net change in unrealized gains (losses) on investments		(6,398,528)		3,967,421
Net increase (decrease) in net assets resulting from operations		(1,372,498)		5,812,905
Distributions to shareholders from
Net investment income and net realized gains
Class A		(836,596)		(268,219)
Class C		(65,210)		(19,136)
Class R6		(755,640)		(676,727)
Administrator Class		(640,606)		(261,977)
Institutional Class		(1,520,901)		(233,102)
Total distributions to shareholders		(3,818,953)		(1,459,161)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	791,258	8,668,328	476,116	5,061,849
Class C	91,579	986,457	26,515	273,931
Class R6	486,424	5,304,807	2,143,575	23,199,949
Administrator Class	894,909	9,920,837	574,541	6,217,286
Institutional Class	4,023,778	44,177,808	358,193	3,851,836
		69,058,237		38,604,851
Reinvestment of distributions
Class A	63,937	691,464	18,861	202,368
Class C	6,087	64,531	1,759	18,532
Class R6	60,586	663,004	28,247	306,213
Administrator Class	55,532	610,960	23,163	252,526
Institutional Class	139,813	1,520,105	21,437	232,476
		3,550,064		1,012,115
Payment for shares redeemed
Class A	(408,579)	(4,414,389)	(521,552)	(5,567,275)
Class C	(40,714)	(429,356)	(87,496)	(914,008)
Class R6	(2,460,305)	(27,125,717)	(659,480)	(7,182,858)
Administrator Class	(691,012)	(7,672,910)	(715,288)	(7,756,050)
Institutional Class	(956,389)	(10,220,364)	(428,493)	(4,604,300)
		(49,862,736)		(26,024,491)
Net increase in net assets resulting from capital share transactions		22,745,565		13,592,475
Total increase in net assets		17,554,114		17,946,219
Net assets
Beginning of period		75,212,211		57,265,992
End of period		$ 92,766,325		$ 75,212,211
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.22	$9.89	$9.87	$9.96
Net investment income	0.56 [1]	0.22	0.12	0.15	0.21
Net realized and unrealized gains (losses) on investments	(0.60)	0.70	0.42	0.09	(0.09)
Total from investment operations	(0.04)	0.92	0.54	0.24	0.12
Distributions to shareholders from
Net investment income	(0.54)	(0.21)	(0.21)	(0.19)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.54)	(0.21)	(0.21)	(0.22)	(0.21)
Net asset value, end of period	$10.35	$10.93	$10.22	$9.89	$9.87
Total return[2]	(0.52)%	9.10%	5.48%	2.56%	1.25%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.29%	1.43%	1.16%	1.04%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.80%
Net investment income	5.13%	2.09%	1.79%	1.95%	2.15%
Supplemental data
Portfolio turnover rate[3]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$17,713	$13,825	$13,196	$17,716	$26,133

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.74	$10.06	$9.73	$9.73	$9.82
Net investment income	0.47 [1]	0.12 [1]	0.11 [1]	0.10 [1]	0.03
Net realized and unrealized gains (losses) on investments	(0.59)	0.71	0.35	0.07	0.02
Total from investment operations	(0.12)	0.83	0.46	0.17	0.05
Distributions to shareholders from
Net investment income	(0.46)	(0.15)	(0.13)	(0.14)	(0.14)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.46)	(0.15)	(0.13)	(0.17)	(0.14)
Net asset value, end of period	$10.16	$10.74	$10.06	$9.73	$9.73
Total return[2]	(1.26)%	8.27%	4.77%	1.79%	0.53%
Ratios to average net assets (annualized)*
Gross expenses	1.81%	2.06%	2.18%	1.91%	1.79%
Net expenses	1.53%	1.53%	1.53%	1.52%	1.56%
Net investment income	4.42%	1.17%	1.09%	1.08%	1.39%
Supplemental data
Portfolio turnover rate[3]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$1,709	$1,195	$1,714	$2,553	$3,517

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.05	$10.33	$9.99	$9.96	$10.05
Net investment income	0.63 [1]	0.29	0.22	0.23 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.63)	0.69	0.37	0.06	(0.06)
Total from investment operations	0.00	0.98	0.59	0.29	0.16
Distributions to shareholders from
Net investment income	(0.58)	(0.26)	(0.25)	(0.23)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.58)	(0.26)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$10.47	$11.05	$10.33	$9.99	$9.96
Total return	(0.15)%	9.52%	5.94%	2.99%	1.63%
Ratios to average net assets (annualized)*
Gross expenses	0.68%	0.85%	1.05%	0.82%	0.66%
Net expenses	0.40%	0.40%	0.40%	0.39%	0.42%
Net investment income	5.68%	2.70%	2.08%	2.34%	2.52%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$14,282	$36,202	$18,224	$14,358	$11,750

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.12	$10.38	$10.03	$9.99	$10.06
Net investment income	0.60 [1]	0.25 [1]	0.20 [1]	0.21 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(0.63)	0.71	0.36	0.06	(0.09)
Total from investment operations	(0.03)	0.96	0.56	0.27	0.15
Distributions to shareholders from
Net investment income	(0.54)	(0.22)	(0.21)	(0.20)	(0.22)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.54)	(0.22)	(0.21)	(0.23)	(0.22)
Net asset value, end of period	$10.55	$11.12	$10.38	$10.03	$9.99
Total return	(0.36)%	9.31%	5.67%	2.78%	1.50%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	1.23%	1.37%	1.10%	0.97%
Net expenses	0.60%	0.60%	0.60%	0.59%	0.60%
Net investment income	5.42%	2.26%	1.92%	2.15%	2.39%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$15,267	$13,203	$13,544	$13,562	$23,331

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.05	$10.33	$9.99	$9.97	$10.06
Net investment income	0.63 [1]	0.26	0.21	0.22	0.24
Net realized and unrealized gains (losses) on investments	(0.64)	0.71	0.37	0.05	(0.08)
Total from investment operations	(0.01)	0.97	0.58	0.27	0.16
Distributions to shareholders from
Net investment income	(0.57)	(0.25)	(0.24)	(0.22)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.57)	(0.25)	(0.24)	(0.25)	(0.25)
Net asset value, end of period	$10.47	$11.05	$10.33	$9.99	$9.97
Total return	(0.19)%	9.46%	5.88%	2.84%	1.57%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.95%	1.10%	0.84%	0.71%
Net expenses	0.45%	0.45%	0.45%	0.44%	0.47%
Net investment income	5.76%	2.37%	2.09%	2.20%	2.62%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$43,796	$10,787	$10,587	$11,094	$12,110

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 40.08% of Allspring Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Real Return Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $91,333,545 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,491,408
Gross unrealized losses	0
Net unrealized gains	$1,491,408
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(33,676)	$33,676
As of May 31, 2022, the Fund had capital loss carryforwards which consisted of $740,836 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$92,824,953
The affiliated Master Portfolio does not have a redemption period notice and can be redeemed daily. The affiliated Master Portfolio had unfunded commitments at May 31, 2022.

Allspring Real Return Fund  |  21

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

22  |  Allspring Real Return Fund

Notes to financial statements
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,919 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$13,642,424	$14,526,914	$13,986,042	$14,346,241
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,818,953 and $1,459,161 of ordinary income for the years ended May 31, 2022 and May 31, 2021, respectively.

Allspring Real Return Fund  |  23

Notes to financial statements
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$494,638	$1,491,408	$(740,836)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Real Return Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Fund (formerly, Wells Fargo Real Return Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Real Return Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 15.89%
Consumer staples: 4.81%
Beverages: 0.77%
PepsiCo Incorporated	10,613	$ 1,780,331
Food & staples retailing: 1.54%
Costco Wholesale Corporation	2,814	1,311,943
Sysco Corporation	10,046	845,672
Walmart Incorporated	10,943	1,407,598
		3,565,213
Food products: 0.62%
Mondelez International Incorporated Class A	13,629	866,259
Nomad Foods Limited †	26,842	560,193
		1,426,452
Household products: 1.65%
Church & Dwight Company Incorporated	10,758	968,865
The Clorox Company	2,330	338,689
The Procter & Gamble Company	16,948	2,506,270
		3,813,824
Personal products: 0.11%
The Estee Lauder Companies Incorporated Class A	1,044	265,855
Tobacco: 0.12%
Philip Morris International Incorporated	2,670	283,688
Energy: 1.97%
Oil, gas & consumable fuels: 1.97%
Chevron Corporation	15,879	2,773,426
EOG Resources Incorporated	1,813	248,308
Phillips 66	15,245	1,536,848
		4,558,582
Materials: 3.72%
Chemicals: 1.69%
Ashland Global Holdings Incorporated	5,483	586,791
Ecolab Incorporated	2,932	480,584
Linde plc	4,806	1,560,412
Olin Corporation	3,973	261,384
The Sherwin-Williams Company	1,000	268,040
Westlake Chemical Corporation	5,775	762,935
		3,920,146
Construction materials: 0.19%
Martin Marietta Materials Incorporated	1,290	437,800
Containers & packaging: 0.21%
Crown Holdings Incorporated	4,684	489,197
Metals & mining: 1.63%
Agnico-Eagle Mines Limited	2,489	131,923
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	2,700	142,911
Alamos Gold Incorporated Class A	11,500	85,828
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Metals & mining (continued)
AngloGold Ashanti Limited ADR	3,500	$ 60,130
Artemis Gold Incorporated †	6,000	26,422
B2Gold Corporation	27,500	109,143
Barrick Gold Corporation	11,656	238,831
Centerra Gold Incorporated	6,600	51,502
Dundee Precious Metals Incorporated	8,800	52,111
Endeavour Mining plc	7,080	162,943
Evolution Mining Limited	22,000	60,627
Franco-Nevada Corporation	1,200	169,756
Gold Fields Limited ADR	13,000	121,420
Kinross Gold Corporation	30,500	136,965
Lundin Gold Incorporated †	8,000	62,490
MAG Silver Corporation †	4,400	62,199
Marathon Gold Corporation †	7,000	9,298
Newcrest Mining Limited	6,600	118,602
Newmont Corporation	4,090	277,507
Northern Star Resources Limited	15,000	96,345
Osisko Mining Incorporated †	3,000	8,633
Pan American Silver Corporation	3,000	65,910
Royal Gold Incorporated	3,312	374,521
SilverCrest Metals Incorporated †	8,600	61,805
Skeena Resources Limited †	2,000	13,709
SSR Mining Incorporated	4,500	87,435
SSR Mining Incorporated-U.S. Exchange Traded Shares	1,272	24,739
Steel Dynamics Incorporated	7,264	620,200
Torex Gold Resources Incorporated †	5,400	53,024
Triple Flag Precious Metals Corporation	1,500	18,868
Wheaton Precious Metals Corporation	4,400	181,726
Yamana Gold Incorporated	16,000	86,018
		3,773,541
Real estate: 5.39%
Equity REITs: 5.39%
Alexandria Real Estate Equities Incorporated	2,916	483,910
American Homes 4 Rent Class A	13,216	488,463
American Tower Corporation	5,709	1,462,246
Apartment Income Corporation REIT	7,670	344,076
Camden Property Trust	2,799	401,629
Duke Realty Corporation	13,225	698,677
Equinix Incorporated	1,831	1,258,062
Federal Realty Investment Trust	2,760	317,317
Four Corners Property Trust Incorporated	18,234	502,711
Gaming and Leisure Properties Incorporated	9,150	428,403
Invitation Homes Incorporated	14,484	546,336
Life Storage Incorporated	5,203	607,502
Mid-America Apartment Communities Incorporated	2,133	386,073
Prologis Incorporated	7,820	996,894
SBA Communications Corporation	2,948	992,326
Simon Property Group Incorporated	2,483	284,676
Sun Communities Incorporated	4,313	707,893
VICI Properties Incorporated	27,710	854,854
Welltower Incorporated	8,056	717,709
		12,479,757
Total Common stocks (Cost $25,495,204)		36,794,386

The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  27

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 12.72%
Communication services: 1.21%
Diversified telecommunication services: 0.25%
CenturyLink Incorporated	6.75%	12-1-2023	$260,000	$ 266,175
Level 3 Financing Incorporated	5.38	5-1-2025	85,000	84,895
Lumen Technologies Incorporated	7.50	4-1-2024	215,000	222,461
				573,531
Entertainment: 0.23%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	190,000	188,260
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	335,000	346,745
				535,005
Media: 0.56%
Cinemark USA Incorporated 144A	8.75	5-1-2025	420,000	432,642
DISH DBS Corporation	5.00	3-15-2023	200,000	196,000
Gray Television Incorporated 144A	5.88	7-15-2026	460,000	453,316
Townsquare Media Incorporated 144A	6.88	2-1-2026	215,000	207,821
				1,289,779
Wireless telecommunication services: 0.17%
Sprint Corporation	7.13	6-15-2024	383,000	406,934
Consumer discretionary: 2.00%
Auto components: 0.16%
Clarios Global LP 144A	6.25	5-15-2026	201,000	201,626
Clarios Global LP 144A	6.75	5-15-2025	167,000	168,039
				369,665
Hotels, restaurants & leisure: 0.99%
Carnival Corporation 144A	10.50	2-1-2026	285,000	306,803
CCM Merger Incorporated 144A	6.38	5-1-2026	145,000	139,916
Cedar Fair LP 144A	5.50	5-1-2025	280,000	284,259
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	280,000	284,256
NCL Corporation Limited 144A	5.88	2-15-2027	160,000	149,058
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	325,000	331,500
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	160,000	166,410
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	221,000	239,557
SeaWorld Parks & Entertainment Incorporated 144A	8.75	5-1-2025	373,000	386,428
				2,288,187
Household durables: 0.09%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	205,000	203,167
Internet & direct marketing retail: 0.36%
QVC Incorporated	4.85	4-1-2024	865,000	843,375
Specialty retail: 0.18%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	259,000	279,382
Penske Automotive Group Incorporated	3.50	9-1-2025	140,000	136,987
				416,369
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Textiles, apparel & luxury goods: 0.22%
G-III Apparel Group Limited 144A	7.88%	8-15-2025	$400,000	$ 406,520
Michael Kors USA Incorporated 144A	4.25	11-1-2024	110,000	106,923
				513,443
Consumer staples: 0.12%
Food products: 0.12%
Performance Food Group Incorporated 144A	6.88	5-1-2025	280,000	285,971
Energy: 2.91%
Energy equipment & services: 0.32%
Oceaneering International Incorporated	4.65	11-15-2024	650,000	638,281
USA Compression Partners LP	6.88	4-1-2026	115,000	112,269
				750,550
Oil, gas & consumable fuels: 2.59%
Antero Midstream Company 144A	7.88	5-15-2026	105,000	111,075
Antero Resources Corporation 144A	8.38	7-15-2026	390,000	424,125
Buckeye Partners LP 144A	4.13	3-1-2025	35,000	34,407
Buckeye Partners LP	4.15	7-1-2023	200,000	200,862
Crestwood Midstream Partners LP	5.75	4-1-2025	605,000	599,858
DCP Midstream Operating LP	5.38	7-15-2025	455,000	466,366
EnLink Midstream Partners LP	4.15	6-1-2025	545,000	545,109
Enviva Partners LP 144A	6.50	1-15-2026	645,000	645,000
EQM Midstream Partners LP	4.75	7-15-2023	175,000	177,765
EQT Corporation	6.63	2-1-2025	405,000	422,318
Murphy Oil Corporation	5.75	8-15-2025	300,000	304,487
New Fortress Energy Incorporated 144A	6.50	9-30-2026	220,000	214,238
Occidental Petroleum Corporation	8.00	7-15-2025	305,000	332,450
Range Resources Corporation	8.25	1-15-2029	90,000	97,445
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	529,000	511,067
Southwestern Energy Company	5.95	1-23-2025	32,000	33,056
Southwestern Energy Company	7.75	10-1-2027	110,000	116,026
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	360,000	370,800
Western Gas Partners LP	4.65	7-1-2026	385,000	384,038
				5,990,492
Financials: 2.45%
Consumer finance: 1.13%
Ford Motor Credit Company LLC	5.58	3-18-2024	460,000	465,463
LFS TopCo LLC 144A	5.88	10-15-2026	215,000	192,569
Navient Corporation	5.88	10-25-2024	590,000	591,800
Navient Corporation	7.25	9-25-2023	87,000	88,965
OneMain Finance Corporation	6.13	3-15-2024	295,000	297,993
OneMain Finance Corporation	3.50	1-15-2027	120,000	107,363
PRA Group Incorporated 144A	7.38	9-1-2025	290,000	292,335
Rocket Mortgage LLC 144A	2.88	10-15-2026	165,000	147,594
Springleaf Finance Corporation	8.88	6-1-2025	414,000	432,373
				2,616,455
Diversified financial services: 0.48%
Hat Holdings LLC 144A	3.38	6-15-2026	245,000	226,668
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  29

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Hat Holdings LLC 144A	6.00%	4-15-2025	$270,000	$ 273,610
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	650,000	614,250
				1,114,528
Mortgage REITs: 0.32%
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	110,000	105,949
Starwood Property Trust Incorporated	4.75	3-15-2025	495,000	489,441
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	150,000	150,750
				746,140
Thrifts & mortgage finance: 0.52%
Enact Holdings Incorporated 144A	6.50	8-15-2025	750,000	751,965
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	475,000	454,813
				1,206,778
Health care: 0.56%
Health care providers & services: 0.45%
Select Medical Corporation 144A	6.25	8-15-2026	664,000	662,386
Tenet Healthcare Corporation 144A	4.88	1-1-2026	375,000	374,160
				1,036,546
Health care technology: 0.11%
IQVIA Incorporated 144A	5.00	10-15-2026	250,000	249,278
Industrials: 1.74%
Aerospace & defense: 0.56%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	620,000	612,250
TransDigm Group Incorporated 144A	6.25	3-15-2026	305,000	310,264
TransDigm Group Incorporated 144A	8.00	12-15-2025	364,000	379,696
				1,302,210
Airlines: 0.43%
Hawaiian Airlines Incorporated	3.90	7-15-2027	191,416	168,439
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	340,000	337,707
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	190,000	192,869
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	275,000	287,898
				986,913
Commercial services & supplies: 0.09%
CoreCivic Incorporated	8.25	4-15-2026	200,000	205,856
Construction & engineering: 0.05%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	110,000	110,590
Electronic equipment, instruments & components: 0.09%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	210,000	218,033
Machinery: 0.01%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	10,000	9,925
Road & rail: 0.23%
Uber Technologies Incorporated 144A	7.50	5-15-2025	525,000	541,522
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Trading companies & distributors: 0.28%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50%	10-1-2025	$660,000	$ 645,150
Information technology: 0.46%
IT services: 0.30%
Block Incorporated 144A	2.75	6-1-2026	85,000	78,398
Sabre GLBL Incorporated 144A	7.38	9-1-2025	55,000	54,313
Sabre GLBL Incorporated 144A	9.25	4-15-2025	530,000	548,508
				681,219
Software: 0.16%
NCR Corporation 144A	5.75	9-1-2027	98,000	94,911
NortonLifeLock Incorporated 144A	5.00	4-15-2025	285,000	284,644
				379,555
Materials: 0.24%
Containers & packaging: 0.02%
Sealed Air Corporation 144A	5.13	12-1-2024	50,000	50,250
Metals & mining: 0.09%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	195,000	203,288
Paper & forest products: 0.13%
Clearwater Paper Corporation 144A	5.38	2-1-2025	315,000	307,913
Real estate: 0.29%
Equity REITs: 0.29%
Service Properties Trust Company	4.35	10-1-2024	500,000	456,048
Service Properties Trust Company	7.50	9-15-2025	210,000	207,963
				664,011
Utilities: 0.74%
Electric utilities: 0.24%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	560,000	560,302
Independent power & renewable electricity producers: 0.50%
NSG Holdings LLC 144A	7.75	12-15-2025	318,172	318,172
Vistra Operations Company LLC 144A	5.63	2-15-2027	825,000	825,413
				1,143,585
Total Corporate bonds and notes (Cost $30,298,999)				29,446,515
Loans: 1.85%
Communication services: 0.11%
Entertainment: 0.05%
Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	2.69	10-17-2026	122,754	117,615
Media: 0.06%
Gray Television Incorporated (1 Month LIBOR +2.50%) <±	3.62	2-7-2024	120,000	117,800
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.31	3-28-2025	29,149	28,348
				146,148
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  31

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 0.49%
Auto components: 0.19%
Clarios Global LP (1 Month LIBOR +3.25%) ±	4.31%	4-30-2026	$118,779	$ 113,899
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	4.06	10-1-2025	356,634	338,582
				452,481
Hotels, restaurants & leisure: 0.10%
Carnival Corporation (1 Month LIBOR +3.00%) ±	3.75	6-30-2025	78,823	75,768
Wyndham Hotels & Resorts Incorporated (3 Month LIBOR +1.75%) ±	2.81	5-30-2025	157,300	153,835
				229,603
Leisure products: 0.16%
SeaWorld Parks & Entertainment Incorporated (1 Month LIBOR +3.00%) ±	4.06	8-25-2028	372,153	360,430
Specialty retail: 0.04%
Rent-A-Center Incorporated (1 Month LIBOR +3.25%) ±	4.31	2-17-2028	93,800	87,615
Energy: 0.21%
Oil, gas & consumable fuels: 0.21%
Apergy Corporation (1 Month LIBOR +5.00%) ‡±	8.00	6-3-2027	314,146	313,754
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.51	9-29-2028	177,393	172,811
				486,565
Financials: 0.29%
Diversified financial services: 0.24%
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	5.26	4-30-2024	94,046	89,108
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) <±	5.00	5-30-2025	491,009	463,389
				552,497
Mortgage REITs: 0.05%
Claros Mortgage Trust Incorporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	119,700	115,511
Health care: 0.11%
Health care equipment & supplies: 0.01%
Ortho Clinical Diagnostics SA (3 Month LIBOR +3.00%) ±	4.40	6-30-2025	32,229	31,932
Health care technology: 0.10%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.50%) <±	3.56	3-1-2024	225,000	220,923
Industrials: 0.51%
Aerospace & defense: 0.03%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	4.81	1-15-2025	74,065	72,152
Airlines: 0.28%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	425,000	430,665
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	4.81	10-20-2027	215,000	216,828
				647,493
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Machinery: 0.10%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.02%	7-30-2027	$227,820	$ 219,136
Road & rail: 0.05%
Uber Technologies Incorporated (1 Month LIBOR +3.50%) ±	5.07	4-4-2025	118,462	115,204
Software: 0.05%
SS&C Technologies Incorporated Term Loan B3 (1 Month LIBOR +1.75%) ±	2.81	4-16-2025	69,593	67,549
SS&C Technologies Incorporated Term Loan B4 (1 Month LIBOR +1.75%) ±	2.81	4-16-2025	56,494	54,835
				122,384
Utilities: 0.13%
Electric utilities: 0.13%
ExGen Renewables IV LLC (1 Month LIBOR +2.50%) ±	4.08	12-15-2027	306,706	299,373
Total Loans (Cost $4,416,929)				4,277,062
U.S. Treasury securities: 65.70%
TIPS	0.13	7-15-2024	2,759,484	2,849,167
TIPS	0.13	10-15-2024	4,144,407	4,263,343
TIPS	0.13	4-15-2025	4,161,087	4,255,036
TIPS	0.13	10-15-2025	2,192,989	2,245,500
TIPS	0.13	4-15-2026	6,081,857	6,185,794
TIPS	0.13	7-15-2026	4,070,333	4,152,018
TIPS	0.13	10-15-2026	3,155,070	3,213,981
TIPS	0.13	4-15-2027	2,046,408	2,074,187
TIPS	0.13	1-15-2030	4,691,316	4,669,646
TIPS	0.13	7-15-2030	4,236,889	4,225,883
TIPS	0.13	1-15-2031	4,780,190	4,753,488
TIPS	0.13	7-15-2031	2,921,854	2,910,669
TIPS	0.13	1-15-2032	6,531,336	6,487,794
TIPS	0.13	2-15-2051	2,958,238	2,498,729
TIPS	0.13	2-15-2052	681,351	578,869
TIPS	0.25	1-15-2025	5,035,320	5,180,134
TIPS	0.25	7-15-2029	2,308,772	2,334,069
TIPS	0.25	2-15-2050	4,091,148	3,534,848
TIPS	0.38	7-15-2023	1,080,529	1,115,730
TIPS	0.38	7-15-2025	2,823,611	2,922,400
TIPS	0.38	1-15-2027	3,170,551	3,251,239
TIPS	0.38	7-15-2027	3,876,906	3,981,199
TIPS	0.50	4-15-2024	3,549,418	3,673,694
TIPS	0.50	1-15-2028	2,982,579	3,063,202
TIPS	0.63	1-15-2024	9,637,661	9,984,642
TIPS	0.63	1-15-2026	5,980,780	6,209,186
TIPS	0.63	2-15-2043	2,293,695	2,192,838
TIPS	0.75	7-15-2028	3,904,007	4,082,241
TIPS	0.75	2-15-2042	3,096,882	3,056,175
TIPS	0.75	2-15-2045	1,775,682	1,721,597
TIPS	0.88	1-15-2029	3,209,527	3,371,288
TIPS	0.88	2-15-2047	1,756,017	1,764,163
TIPS	1.00	2-15-2046	1,734,404	1,777,138
TIPS	1.00	2-15-2048	1,334,372	1,388,007
TIPS	1.00	2-15-2049	1,524,650	1,595,483
TIPS	1.38	2-15-2044	2,503,173	2,756,717
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  33

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
TIPS	1.75%	1-15-2028	$2,626,940	$ 2,882,964
TIPS	2.00	1-15-2026	3,257,843	3,546,722
TIPS	2.13	2-15-2040	1,382,794	1,723,132
TIPS	2.13	2-15-2041	1,765,044	2,199,099
TIPS	2.38	1-15-2025	3,354,120	3,642,408
TIPS	2.38	1-15-2027	2,415,460	2,704,843
TIPS	2.50	1-15-2029	2,529,822	2,926,564
TIPS	3.38	4-15-2032	1,020,002	1,330,524
TIPS	3.63	4-15-2028	2,052,216	2,480,803
TIPS	3.88	4-15-2029	2,692,136	3,369,411
U.S. Treasury Note	2.88	5-15-2032	1,040,000	1,041,300
Total U.S. Treasury securities (Cost $153,451,646)				152,167,864
Yankee corporate bonds and notes: 1.61%
Communication services: 0.03%
Media: 0.03%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	65,000	64,347
Consumer discretionary: 0.09%
Auto components: 0.09%
Adient Global Holdings Limited 144A	4.88	8-15-2026	220,000	204,631
Energy: 0.23%
Oil, gas & consumable fuels: 0.23%
Northriver Midstream Finance LP 144A	5.63	2-15-2026	555,000	527,944
Financials: 0.20%
Diversified financial services: 0.20%
DAE Funding LLC 144A	2.63	3-20-2025	370,000	344,009
FMG Resources Proprietary Limited 144A	5.13	5-15-2024	115,000	117,044
				461,053
Health care: 0.36%
Pharmaceuticals: 0.36%
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	220,000	207,440
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	625,000	631,250
				838,690
Industrials: 0.26%
Airlines: 0.13%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	290,000	311,749
Trading companies & distributors: 0.13%
Fly Leasing Limited 144A	7.00	10-15-2024	355,000	293,351
Materials: 0.44%
Containers & packaging: 0.31%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	730,000	726,963
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.13%
Constellium SE 144A	5.88%	2-15-2026	$300,000	$ 296,788
Total Yankee corporate bonds and notes (Cost $3,951,378)				3,725,516

		Yield	Shares
Short-term investments: 1.19%
Investment companies: 1.19%
Allspring Government Money Market Fund Select Class ♠∞##		0.65	2,766,670	2,766,670
Total Short-term investments (Cost $2,766,670)				2,766,670
Total investments in securities (Cost $220,380,826)	98.96%			229,178,013
Other assets and liabilities, net	1.04			2,417,278
Total net assets	100.00%			$231,595,291

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury Inflation-Protected Securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,265,095	$73,771,432	$(73,269,857)	$0	$0	$ 2,766,670	2,766,670	$ 2,586
Affiliated securities no longer held at end of period
Securities Lending Cash Investments LLC	0	3,400,622	(3,400,622)	0	0	0	0	219 #
				$0	$0	$2,766,670		$2,805

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  35

Portfolio of investments—May 31, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	14	9-30-2022	$ 2,959,435	$ 2,955,422	$ 0	$ (4,013)
Short
10-Year Ultra Futures	(3)	9-21-2022	(388,166)	(385,453)	2,713	0
U.S. Ultra Bond	(19)	9-21-2022	(3,015,023)	(2,959,250)	55,773	0
					$58,486	$(4,013)
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Real Return Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $217,614,156)	$ 226,411,343
Investments in affiliated securities, at value (cost $2,766,670)	2,766,670
Cash at broker segregated for futures contracts	336,000
Foreign currency, at value (cost $12,841)	12,867
Receivable for investments sold	1,665,567
Receivable for dividends and interest	914,137
Receivable for daily variation margin on open futures contracts	46,577
Receivable for securities lending income, net	135
Prepaid expenses and other assets	20,833
Total assets	232,174,129
Liabilities
Payable for investments purchased	521,219
Advisory fee payable	55,322
Payable for daily variation margin on open futures contracts	2,297
Total liabilities	578,838
Total net assets	$231,595,291
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  37

Statement of operations—year ended May 31, 2022

Investment income
Interest	$ 13,110,697
Dividends (net of foreign withholdings taxes of $7,703)	705,675
Income from affiliated securities	3,547
Total investment income	13,819,919
Expenses
Advisory fee	932,944
Custody and accounting fees	39,268
Professional fees	84,696
Interest holder report expenses	27,313
Trustees’ fees and expenses	19,821
Other fees and expenses	19,626
Total expenses	1,123,668
Less: Fee waivers and/or expense reimbursements	(214,050)
Net expenses	909,618
Net investment income	12,910,301
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,913,231
Futures contracts	930,436
Net realized gains on investments	2,843,667
Net change in unrealized gains (losses) on
Unaffiliated securities	(16,547,348)
Futures contracts	46,215
Net change in unrealized gains (losses) on investments	(16,501,133)
Net realized and unrealized gains (losses) on investments	(13,657,466)
Net decrease in net assets resulting from operations	$ (747,165)
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Real Return Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 12,910,301	$ 5,242,820
Net realized gains on investments	2,843,667	859,659
Net change in unrealized gains (losses) on investments	(16,501,133)	12,483,180
Net increase (decrease) in net assets resulting from operations	(747,165)	18,585,659
Capital transactions
Transactions in investors’ beneficial interests
Contributions	73,678,375	97,022,259
Withdrawals	(80,677,859)	(38,320,850)
Net increase (decrease) in net assets resulting from capital transactions	(6,999,484)	58,701,409
Total increase (decrease) in net assets	(7,746,649)	77,287,068
Net assets
Beginning of period	239,341,940	162,054,872
End of period	$231,595,291	$239,341,940
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  39

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(0.14)%	9.58%	5.92%	2.99%	1.67%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.47%	0.45%	0.45%	0.48%
Net expenses[1]	0.39%	0.39%	0.39%	0.40%	0.41%
Net investment income	5.54%	2.57%	2.16%	2.29%	2.40%
Supplemental data
Portfolio turnover rate	31%	20%	24%	39%	29%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Real Return Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the

Allspring Real Return Portfolio  |  41

Notes to financial statements
authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally

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Notes to financial statements
entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $220,755,637 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$14,986,054
Gross unrealized losses	(6,563,678)
Net unrealized gains	$ 8,422,376

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer staples	$ 11,135,363	$ 0	$ 0	$ 11,135,363
Energy	4,558,582	0	0	4,558,582
Materials	8,620,684	0	0	8,620,684
Real estate	12,479,757	0	0	12,479,757
Corporate bonds and notes	0	29,446,515	0	29,446,515
Loans	0	3,758,689	518,373	4,277,062
U.S. Treasury securities	152,167,864	0	0	152,167,864
Yankee corporate bonds and notes	0	3,725,516	0	3,725,516
Short-term investments
Investment companies	2,766,670	0	0	2,766,670
	191,728,920	36,930,720	518,373	229,178,013
Futures contracts	58,486	0	0	58,486
Total assets	$191,787,406	$36,930,720	$518,373	$229,236,499
Liabilities
Futures contracts	$ 4,013	$ 0	$ 0	$ 4,013
Total liabilities	$ 4,013	$ 0	$ 0	$ 4,013
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the

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Notes to financial statements
subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $1,527,141, $2,422,699 and $(76,153) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended May 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$34,037,411	$36,244,185	$34,894,727	$35,793,413
As of May 31, 2022, the Portfolio had unfunded loan commitments of $371,407.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.

Allspring Real Return Portfolio  |  45

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $3,064,108 in long futures contracts and $10,847,714 in short futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

46  |  Allspring Real Return Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Portfolio (formerly, Wells Fargo Real Return Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Real Return Portfolio  |  47

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 854 of the Internal Revenue Code, $149,825 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $3,538,523 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, 2% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Allspring Real Return Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Real Return Fund  |  49

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Real Return Fund  |  51

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

52  |  Allspring Real Return Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00236 07-22
A288/AR288 05-22

Annual Report
May 31, 2022
Allspring Index Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Index Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Index Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Index Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Index Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Index Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invested 100% of its assets in the Allspring Index Portfolio. On June 1, 2022, the Fund began to invest substantially all of its assets directly in a portfolio of securities based on the Fund’s existing investment strategy. For additional details regarding this and related changes, please consult the Fund’s prospectuses, summary prospectuses and statement of additional information.

Allspring Index Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks to replicate the total returns of the S&P 500 Index, before fees and expenses.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA®‡, David Neal, CFA®‡, Robert M. Wicentowski, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFILX)	11-4-1998	-6.44	11.49	13.15	-0.74	12.82	13.82	0.66	0.45
Class C (WFINX)	4-30-1999	-2.48	12.00	13.14	-1.48	12.00	13.14	1.41	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	-0.55	13.04	14.09	0.43	0.25
S&P 500 Index[3]	–	–	–	–	-0.30	13.38	14.40	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class A, 1.20% for Class C and 0.25% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Index Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Index Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2022.
■	During the period, the Fund experienced negative returns in the communication services, consumer discretionary, industrials, and financials sectors, while it benefited from positive returns in seven of the Global Industry Classification Standard economic sectors.
■	Communication services was the Fund’s lowest-performing sector, while energy was the best performer by far.
Conditions supported equity markets through the end of 2021.
Throughout most of 2021, equity markets were supported by robust corporate earnings and consumer spending, still-accommodative monetary policy, and an improving labor market. Toward the end of the year, equities overcame rising inflation, slowing economic growth, supply chain disruptions, waning fiscal stimulus, and the emergence of the Omicron variant of COVID-19.
Ten largest holdings (%) as of May 31, 2022[1]
Apple Incorporated	6.48
Microsoft Corporation	5.72
Amazon.com Incorporated	2.95
Alphabet Incorporated Class A	1.92
Tesla Motors Incorporated	1.78
Alphabet Incorporated Class C	1.78
Berkshire Hathaway Incorporated Class B	1.63
Johnson & Johnson	1.33
UnitedHealth Group Incorporated	1.31
NVIDIA Corporation	1.31
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
2022 was volatile in its first five months, with a market correction, a war in Ukraine, and surging inflation.
A volatile start to 2022 began with January’s market correction and included a rally in March that partially offset some of the earlier losses. The economy continued to rebound in early 2022, showing minimal disruption by the Omicron wave of COVID-19. However, the post–Cold War era effectively ended on February 24, when Russia’s full-scale invasion of Ukraine triggered the largest European military conflict since World War II. As shockwaves rippled across global commodities markets, a United States– and European Union–led coalition of governments, central banks, and corporations imposed unprecedented sanctions designed to isolate and financially cripple Russia, the world’s third-largest oil producer. The fallout from Russia’s aggression sparked the worst global energy crisis since 1973. By April, global equity markets came under intense pressure from elevated inflation, surging energy prices, slowing growth, tightening monetary policy, and Russia’s ongoing war with Ukraine.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The Fund’s periodic rebalancing aligned with the changing weights and constituents of the S&P 500 Index.
The objective of the Fund is to replicate the performance of the S&P 500 Index before fees and expenses. The portfolio management team uses an investment process designed with the goal of controlling trading and implementation costs and reducing tracking error as much as possible. The portfolio holdings will be highly reflective of the index composition, and the strategy’s performance should closely align with that of the index. Periodic rebalancing takes place to reflect the frequently changing weights and constituents of the index. Consistent with its objective, during the period, the Fund performed closely in line with the return of the benchmark before fees and expenses.

8  |  Allspring Index Fund

Performance highlights (unaudited)
The communication services and consumer discretionary sectors produced the lowest returns.
Within communication services, 59% of the holdings (17 of 29) were down double digits and only two stocks finished with positive returns. Interactive media and entertainment companies, including Meta Platforms, Inc.; The Walt Disney Co.; and Netflix, Inc., were significant detractors. Within consumer discretionary, 59% of companies (44 of 74) also had double-digit losses. A significant decline in Amazon.com, Inc., one of the S&P 500’s largest constituents, was the largest detractor from the overall index over the period.
The energy sector led the S&P 500 Index.
Within the energy sector, 88% of companies (21 of 24) were up double digits, including six with triple-digit returns. The three largest oil, gas, and consumable fuels companies in the index returned more than 70% each and contributed about 1% to the index return. Crude oil prices have risen significantly since the beginning of the war in Ukraine and these companies are reaping the benefits of those higher prices.
Accommodative monetary and fiscal policy could rapidly shift the economy into mid-cycle dynamics.
For 2022, given a slowing growth backdrop and tightening financial conditions, we doubt we will see broad-based expansion of stock valuations. Strong revenue growth could offset some margin compression, but we expect that in 2022 there will be a divergence between firms that can maintain their margins and expand market share versus those that cannot. As the economic data continues to decelerate from the lofty levels of the post-pandemic restart, we would expect the market to emphasize higher-quality stocks. The path forward will likely be volatile as equity markets are expected to be highly susceptible to geopolitical tensions and changes in monetary policy.

Allspring Index Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 909.60	$2.09	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.22	0.44%
Class C
Actual	$1,000.00	$ 906.04	$5.70	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Administrator Class
Actual	$1,000.00	$ 910.36	$1.19	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Index Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.09%
Affiliated master portfolio: 100.09%
Allspring Index Portfolio		$ 1,153,439,883
Total Investment companies (Cost $130,653,830)		1,153,439,883
Total investments in securities (Cost $130,653,830)	100.09%	1,153,439,883
Other assets and liabilities, net	(0.09)	(1,010,387)
Total net assets	100.00%	$1,152,429,496
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Index Portfolio	96.64%	100.00%	$112,329,447	$(127,015,886)	$17,490,724	$19,097	$1,153,439,883
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $130,653,830)	$ 1,153,439,883
Receivable for Fund shares sold	432,650
Receivable from manager	116,971
Total assets	1,153,989,504
Liabilities
Payable for Fund shares redeemed	1,099,660
Shareholder servicing fees payable	184,145
Administration fees payable	177,521
Distribution fee payable	6,611
Trustees’ fees and expenses payable	3,206
Accrued expenses and other liabilities	88,865
Total liabilities	1,560,008
Total net assets	$1,152,429,496
Net assets consist of
Paid-in capital	$ 57,774,580
Total distributable earnings	1,094,654,916
Total net assets	$1,152,429,496
Computation of net asset value and offering price per share
Net assets – Class A	$ 771,924,921
Shares outstanding – Class A1	16,969,627
Net asset value per share – Class A	$45.49
Maximum offering price per share – Class A2	$48.27
Net assets – Class C	$ 10,537,711
Shares outstanding – Class C1	226,607
Net asset value per share – Class C	$46.50
Net assets – Administrator Class	$ 369,966,864
Shares outstanding – Administrator Class[1]	7,916,603
Net asset value per share – Administrator Class	$46.73
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Index Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $85,108)	$ 17,490,724
Affiliated income allocated from affiliated Master Portfolio	19,097
Expenses allocated from affiliated Master Portfolio	(1,415,982)
Total investment income	16,093,839
Expenses
Management fee	643,597
Administration fees
Class A	1,793,269
Class C	25,728
Administrator Class	547,307
Shareholder servicing fees
Class A	2,134,845
Class C	30,542
Administrator Class	310,348
Distribution fee
Class C	91,200
Custody and accounting fees	7,696
Professional fees	33,279
Registration fees	16,479
Shareholder report expenses	27,169
Trustees’ fees and expenses	20,687
Other fees and expenses	1,107
Total expenses	5,683,253
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,531,621)
Class A	(597,756)
Class C	(6,126)
Administrator Class	(1,646)
Net expenses	3,546,104
Net investment income	12,547,735
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	112,329,479
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(127,015,918)
Net realized and unrealized gains (losses) on investments	(14,686,439)
Net decrease in net assets resulting from operations	$ (2,138,704)
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 12,547,735		$ 13,016,141
Net realized gains on investments		112,329,479		101,189,274
Net change in unrealized gains (losses) on investments		(127,015,918)		267,094,800
Net increase (decrease) in net assets resulting from operations		(2,138,704)		381,300,215
Distributions to shareholders from
Net investment income and net realized gains
Class A		(77,882,126)		(99,506,178)
Class C		(1,006,598)		(1,661,488)
Administrator Class		(38,543,455)		(50,898,614)
Total distributions to shareholders		(117,432,179)		(152,066,280)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	434,540	22,338,966	543,966	25,097,626
Class C	20,668	1,096,073	12,993	609,026
Administrator Class	541,048	28,070,542	1,009,053	47,555,074
		51,505,581		73,261,726
Reinvestment of distributions
Class A	1,474,352	75,486,719	2,188,868	96,461,288
Class C	16,134	841,241	31,396	1,403,441
Administrator Class	682,313	35,905,912	1,056,266	47,713,951
		112,233,872		145,578,680
Payment for shares redeemed
Class A	(1,599,593)	(81,454,786)	(2,068,334)	(95,239,910)
Class C	(54,965)	(2,849,529)	(183,902)	(8,615,422)
Administrator Class	(1,365,467)	(70,021,494)	(2,159,572)	(101,444,640)
		(154,325,809)		(205,299,972)
Net increase in net assets resulting from capital share transactions		9,413,644		13,540,434
Total increase (decrease) in net assets		(110,157,239)		242,774,369
Net assets
Beginning of period		1,262,586,735		1,019,812,366
End of period		$1,152,429,496		$1,262,586,735
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.17	$41.27	$49.48	$63.35	$66.85
Net investment income	0.46	0.48	0.65	0.82	0.99 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	14.92	5.82	0.54	7.99
Total from investment operations	0.13	15.40	6.47	1.36	8.98
Distributions to shareholders from
Net investment income	(0.46)	(0.57)	(0.67)	(0.90)	(1.02)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.81)	(6.50)	(14.68)	(15.23)	(12.48)
Net asset value, end of period	$45.49	$50.17	$41.27	$49.48	$63.35
Total return[2]	(0.74)%	39.71%	12.02%	3.32%	13.87%
Ratios to average net assets (annualized)*
Gross expenses	0.63%	0.65%	0.67%	0.65%	0.63%
Net expenses	0.44%	0.44%	0.44%	0.45%	0.45%
Net investment income	0.92%	1.08%	1.47%	1.51%	1.49%
Supplemental data
Portfolio turnover rate[3]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$771,925	$835,781	$660,101	$676,511	$702,866

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$51.19	$41.90	$50.02	$63.67	$67.11
Net investment income	0.08 [1]	0.16 [1]	0.30	0.46 [1]	0.50 [1]
Net realized and unrealized gains (losses) on investments	(0.37)	15.21	5.84	0.52	8.00
Total from investment operations	(0.29)	15.37	6.14	0.98	8.50
Distributions to shareholders from
Net investment income	(0.05)	(0.15)	(0.25)	(0.30)	(0.48)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.40)	(6.08)	(14.26)	(14.63)	(11.94)
Net asset value, end of period	$46.50	$51.19	$41.90	$50.02	$63.67
Total return[2]	(1.48)%	38.83%	11.17%	2.54%	13.02%
Ratios to average net assets (annualized)*
Gross expenses	1.37%	1.40%	1.42%	1.39%	1.38%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.16%	0.34%	0.72%	0.77%	0.72%
Supplemental data
Portfolio turnover rate[3]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$10,538	$12,530	$16,103	$19,146	$66,117

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$51.41	$42.15	$50.24	$64.04	$67.43
Net investment income	0.58	0.58	0.81	1.02 [1]	1.26
Net realized and unrealized gains (losses) on investments	(0.36)	15.26	5.85	0.48	7.94
Total from investment operations	0.22	15.84	6.66	1.50	9.20
Distributions to shareholders from
Net investment income	(0.55)	(0.65)	(0.74)	(0.97)	(1.13)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.90)	(6.58)	(14.75)	(15.30)	(12.59)
Net asset value, end of period	$46.73	$51.41	$42.15	$50.24	$64.04
Total return	(0.55)%	39.97%	12.25%	3.52%	14.10%
Ratios to average net assets (annualized)*
Gross expenses	0.37%	0.42%	0.44%	0.41%	0.40%
Net expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.11%	1.28%	1.67%	1.72%	1.70%
Supplemental data
Portfolio turnover rate[2]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$369,967	$414,276	$343,609	$460,934	$829,004

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  17

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Index Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 100.00% of Allspring Index Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

18  |  Allspring Index Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $132,856,262 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,020,583,621
Gross unrealized losses	0
Net unrealized gains	$1,020,583,621
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,153,439,833
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring Index Fund  |  19

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.45%
Class C	1.20
Administrator Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,547 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged

20  |  Allspring Index Fund

Notes to financial statements
a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $28,275,102 and $168,811,347, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$18,177,161	$ 16,705,769
Long-term capital gain	99,255,018	135,360,511
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$5,466,566	$69,824,030	$1,020,583,621	$(1,202,385)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $1,202,385 in short-term capital losses which will be recognized in the first day of the following fiscal year.
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the information technology sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Index Fund  |  21

Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENT
At a meeting held February 23-24, 2022, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Index Portfolio. After the close of business on May 31, 2022, the Fund redeemed its investment in Allspring Index Portfolio, the affiliated Master Portfolio. The Fund received its redemption proceeds in the form of an in-kind distribution of the securities held by Allspring Index Portfolio along with acquiring the assets and assuming the liabilities of Allspring Index Portfolio. Immediately after this transaction, the Fund began operating as a stand-alone fund with its investments managed by Allspring Funds Management and Allspring Investments.

22  |  Allspring Index Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Fund (formerly, Wells Fargo Index Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Index Fund  |  23

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 98.06%
Communication services: 8.64%
Diversified telecommunication services: 1.06%
AT&T Incorporated	231,141	$ 4,920,992
Lumen Technologies Incorporated	29,827	365,082
Verizon Communications Incorporated	135,881	6,969,336
		12,255,410
Entertainment: 1.30%
Activision Blizzard Incorporated	25,217	1,963,900
Electronic Arts Incorporated	9,103	1,262,131
Live Nation Entertainment Incorporated †	4,372	415,559
Netflix Incorporated †	14,370	2,837,213
Take-Two Interactive Software Incorporated †	5,117	637,220
The Walt Disney Company †	58,930	6,508,229
Warner Bros. Discovery Incorporated †	71,579	1,320,633
		14,944,885
Interactive media & services: 5.10%
Alphabet Incorporated Class A †	9,735	22,149,461
Alphabet Incorporated Class C †	8,991	20,506,493
Match Group Incorporated †	9,163	721,861
Meta Platforms Incorporated Class A †	74,741	14,472,847
Twitter Incorporated †	25,882	1,024,927
		58,875,589
Media: 0.96%
Charter Communications Incorporated Class A †	3,858	1,955,736
Comcast Corporation Class A	146,426	6,483,743
DISH Network Corporation Class A †	8,083	184,535
Fox Corporation Class A	10,222	362,983
Fox Corporation Class B	4,719	154,358
Interpublic Group of Companies Incorporated	12,741	410,642
News Corporation Class A	12,652	220,145
News Corporation Class B	3,919	68,896
Omnicom Group Incorporated	6,765	504,737
ViacomCBS Incorporated Class B	19,638	674,173
		11,019,948
Wireless telecommunication services: 0.22%
T-Mobile US Incorporated †	19,004	2,533,043
Consumer discretionary: 10.68%
Auto components: 0.11%
Aptiv plc †	8,756	930,237
BorgWarner Incorporated	7,761	312,924
		1,243,161
Automobiles: 2.09%
Ford Motor Company	127,317	1,741,697
General Motors Company †	47,032	1,819,198
Tesla Motors Incorporated †	27,097	20,546,571
		24,107,466
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Distributors: 0.14%
Genuine Parts Company	4,610	$ 630,325
LKQ Corporation	8,680	446,065
Pool Corporation	1,298	517,409
		1,593,799
Hotels, restaurants & leisure: 1.85%
Booking Holdings Incorporated †	1,329	2,981,691
Caesars Entertainment Incorporated †	6,919	347,126
Carnival Corporation †	26,180	363,378
Chipotle Mexican Grill Incorporated †	911	1,277,723
Darden Restaurants Incorporated	4,134	516,750
Domino's Pizza Incorporated	1,178	427,814
Expedia Group Incorporated †	4,863	628,932
Hilton Worldwide Holdings Incorporated	9,022	1,270,839
Las Vegas Sands Corporation †	11,128	394,599
Marriott International Incorporated Class A	8,855	1,519,341
McDonald's Corporation	24,187	6,100,203
MGM Resorts International	12,192	426,354
Norwegian Cruise Line Holdings Limited †	13,494	216,039
Penn National Gaming Incorporated †	5,377	171,849
Royal Caribbean Cruises Limited †	7,258	421,472
Starbucks Corporation	37,233	2,922,791
Wynn Resorts Limited †	3,407	225,203
Yum! Brands Incorporated	9,354	1,136,230
		21,348,334
Household durables: 0.32%
D.R. Horton Incorporated	10,438	784,416
Garmin Limited	4,918	519,439
Lennar Corporation Class A	8,460	678,915
Mohawk Industries Incorporated †	1,776	251,233
Newell Rubbermaid Incorporated	12,255	262,747
NVR Incorporated †	106	471,766
PulteGroup Incorporated	8,048	364,252
Whirlpool Corporation	1,910	351,898
		3,684,666
Internet & direct marketing retail: 3.07%
Amazon.com Incorporated †	14,164	34,052,947
eBay Incorporated	20,263	986,200
Etsy Incorporated †	4,104	332,916
		35,372,063
Leisure products: 0.03%
Hasbro Incorporated	4,197	376,681
Multiline retail: 0.46%
Dollar General Corporation	7,500	1,652,550
Dollar Tree Incorporated †	7,281	1,167,363
Target Corporation	15,508	2,510,435
		5,330,348
Specialty retail: 2.07%
Advance Auto Parts Incorporated	2,018	383,137
AutoZone Incorporated †	668	1,375,846
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Specialty retail (continued)
Bath & Body Works Incorporated	8,342	$ 342,189
Best Buy Company Incorporated	7,008	575,076
CarMax Incorporated †	5,233	519,480
Lowe's Companies Incorporated	21,808	4,259,102
O'Reilly Automotive Incorporated †	2,181	1,389,668
Ross Stores Incorporated	11,437	972,374
The Home Depot Incorporated	33,800	10,232,950
The TJX Companies Incorporated	38,611	2,454,501
Tractor Supply Company	3,684	690,234
Ulta Beauty Incorporated †	1,752	741,271
		23,935,828
Textiles, apparel & luxury goods: 0.54%
Nike Incorporated Class B	41,311	4,909,812
PVH Corporation	2,265	160,521
Ralph Lauren Corporation	1,498	151,433
Tapestry Incorporated	8,545	294,803
Under Armour Incorporated Class A †	6,106	64,601
Under Armour Incorporated Class C †	6,961	67,522
VF Corporation	10,448	527,206
		6,175,898
Consumer staples: 6.37%
Beverages: 1.61%
Brown-Forman Corporation Class B	5,915	391,100
Constellation Brands Incorporated Class A	5,319	1,305,655
Molson Coors Brewing Company Class B	6,098	340,512
Monster Beverage Corporation †	12,160	1,083,699
PepsiCo Incorporated	44,780	7,511,845
The Coca-Cola Company	125,830	7,975,105
		18,607,916
Food & staples retailing: 1.40%
Costco Wholesale Corporation	14,353	6,691,656
Sysco Corporation	16,425	1,382,657
The Kroger Company	21,657	1,147,171
Walgreens Boots Alliance Incorporated	23,192	1,016,505
Walmart Incorporated	45,790	5,889,968
		16,127,957
Food products: 1.03%
Archer Daniels Midland Company	18,112	1,644,932
Campbell Soup Company	6,544	313,523
ConAgra Foods Incorporated	15,527	510,683
General Mills Incorporated	19,525	1,363,821
Hormel Foods Corporation	9,132	444,454
Kellogg Company	8,281	577,517
Lamb Weston Holdings Incorporated	4,700	317,626
McCormick & Company Incorporated	8,084	749,548
Mondelez International Incorporated Class A	44,938	2,856,259
The Hershey Company	4,706	996,307
The J.M. Smucker Company	3,508	439,798
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Food products (continued)
The Kraft Heinz Company	22,980	$ 869,333
Tyson Foods Incorporated Class A	9,466	848,248
		11,932,049
Household products: 1.42%
Church & Dwight Company Incorporated	7,833	705,440
Colgate-Palmolive Company	27,281	2,150,016
Kimberly-Clark Corporation	10,902	1,450,184
The Clorox Company	3,983	578,969
The Procter & Gamble Company	77,589	11,473,861
		16,358,470
Personal products: 0.17%
The Estee Lauder Companies Incorporated Class A	7,523	1,915,732
Tobacco: 0.74%
Altria Group Incorporated	59,013	3,192,013
Philip Morris International Incorporated	50,165	5,330,031
		8,522,044
Energy: 4.70%
Energy equipment & services: 0.37%
Baker Hughes Incorporated	29,315	1,054,754
Halliburton Company	29,085	1,177,943
Schlumberger Limited	45,425	2,087,733
		4,320,430
Oil, gas & consumable fuels: 4.33%
APA Corporation	11,758	552,744
Cabot Oil & Gas Corporation	26,334	904,046
Chevron Corporation	62,396	10,898,085
ConocoPhillips	42,151	4,736,086
Devon Energy Corporation	20,379	1,526,387
Diamondback Energy Incorporated	5,512	837,934
EOG Resources Incorporated	18,938	2,593,748
Exxon Mobil Corporation	137,033	13,155,168
Hess Corporation	8,922	1,098,031
Kinder Morgan Incorporated	63,119	1,242,813
Marathon Oil Corporation	25,200	792,036
Marathon Petroleum Corporation	18,741	1,907,646
Occidental Petroleum Corporation	28,720	1,990,583
ONEOK Incorporated	14,434	950,479
Phillips 66	15,144	1,526,667
Pioneer Natural Resources Company	7,349	2,042,581
The Williams Companies Incorporated	39,328	1,457,496
Valero Energy Corporation	13,233	1,714,997
		49,927,527
Financials: 11.02%
Banks: 3.87%
Bank of America Corporation	230,088	8,559,274
Citigroup Incorporated	64,231	3,430,578
Citizens Financial Group Incorporated	16,018	662,825
Comerica Incorporated	4,230	351,978
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Banks (continued)
Fifth Third Bancorp	22,132	$ 872,665
First Republic Bank	5,802	899,484
Huntington Bancshares Incorporated	46,537	645,934
JPMorgan Chase & Company	95,656	12,648,593
KeyCorp	30,065	600,097
M&T Bank Corporation	5,800	1,043,826
PNC Financial Services Group Incorporated	13,595	2,384,699
Regions Financial Corporation	30,491	673,546
Signature Bank	2,031	439,244
SVB Financial Group †	1,902	929,260
Truist Financial Corporation	43,208	2,149,166
US Bancorp	43,711	2,319,743
Wells Fargo & Company	125,776	5,756,768
Zions Bancorporation	4,908	279,952
		44,647,632
Capital markets: 2.82%
Ameriprise Financial Incorporated	3,590	991,809
Bank of New York Mellon Corporation	23,946	1,116,123
BlackRock Incorporated	4,615	3,087,804
Cboe Global Markets Incorporated	3,452	387,694
CME Group Incorporated	11,633	2,312,989
FactSet Research Systems Incorporated	1,223	466,917
Franklin Resources Incorporated	9,102	246,482
Intercontinental Exchange Incorporated	18,186	1,862,065
Invesco Limited	11,047	213,649
MarketAxess Holdings Incorporated	1,231	346,748
Moody's Corporation	5,235	1,578,719
Morgan Stanley	45,885	3,952,534
MSCI Incorporated	2,630	1,163,381
Northern Trust Corporation	6,725	751,519
Raymond James Financial Incorporated	6,048	595,668
S&P Global Incorporated	11,464	4,006,439
State Street Corporation	11,846	858,717
T. Rowe Price Group Incorporated	7,419	942,881
The Charles Schwab Corporation	48,662	3,411,206
The Goldman Sachs Group Incorporated	10,988	3,591,428
The NASDAQ Incorporated	3,789	588,280
		32,473,052
Consumer finance: 0.59%
American Express Company	19,909	3,361,037
Capital One Financial Corporation	13,397	1,712,940
Discover Financial Services	9,322	1,057,954
Synchrony Financial	16,873	624,976
		6,756,907
Diversified financial services: 1.62%
Berkshire Hathaway Incorporated Class B †	59,278	18,730,662
Insurance: 2.12%
AFLAC Incorporated	19,420	1,176,264
American International Group Incorporated	26,875	1,577,025
Aon plc Class A	6,953	1,916,734
Arthur J. Gallagher & Company	6,747	1,092,609
Assurant Incorporated	1,844	325,816
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Insurance (continued)
Brown & Brown Incorporated	7,589	$ 450,559
Chubb Limited	13,942	2,945,805
Cincinnati Financial Corporation	4,851	620,249
Everest Reinsurance Group Limited	1,274	359,905
Globe Life Incorporated	3,007	293,393
Lincoln National Corporation	5,391	312,301
Loews Corporation	6,347	415,665
Marsh & McLennan Companies Incorporated	16,343	2,614,063
MetLife Incorporated	22,712	1,530,562
Principal Financial Group Incorporated	7,864	573,522
Progressive Corporation	18,916	2,258,192
Prudential Financial Incorporated	12,235	1,299,969
The Allstate Corporation	9,082	1,241,419
The Hartford Financial Services Group Incorporated	10,840	786,008
The Travelers Companies Incorporated	7,807	1,397,765
W.R. Berkley Corporation	6,781	482,333
Willis Towers Watson plc	3,951	833,938
		24,504,096
Health care: 14.10%
Biotechnology: 2.02%
AbbVie Incorporated	57,223	8,432,954
Amgen Incorporated	18,232	4,680,884
Biogen Incorporated †	4,755	951,000
Gilead Sciences Incorporated	40,602	2,633,040
Incyte Corporation †	6,089	462,094
Moderna Incorporated †	11,418	1,659,378
Regeneron Pharmaceuticals Incorporated †	3,454	2,296,012
Vertex Pharmaceuticals Incorporated †	8,240	2,213,676
		23,329,038
Health care equipment & supplies: 2.71%
Abbott Laboratories	57,236	6,722,941
ABIOMED Incorporated †	1,473	388,430
Align Technology Incorporated †	2,374	659,117
Baxter International Incorporated	16,206	1,232,466
Becton Dickinson & Company	9,218	2,357,964
Boston Scientific Corporation †	46,124	1,891,545
Dentsply Sirona Incorporated	7,076	279,927
DexCom Incorporated †	3,137	934,638
Edwards Lifesciences Corporation †	20,209	2,038,078
Hologic Incorporated †	8,092	609,085
IDEXX Laboratories Incorporated †	2,745	1,074,997
Intuitive Surgical Incorporated †	11,580	2,636,071
Medtronic plc	43,521	4,358,628
ResMed Incorporated	4,733	962,976
STERIS plc	3,241	739,596
Stryker Corporation	10,867	2,548,312
Teleflex Incorporated	1,516	436,214
The Cooper Companies Incorporated	1,596	559,781
Zimmer Biomet Holdings Incorporated	6,762	812,860
		31,243,626
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Health care providers & services: 3.18%
AmerisourceBergen Corporation	4,874	$ 754,446
Anthem Incorporated	7,856	4,003,496
Cardinal Health Incorporated	8,968	505,078
Centene Corporation †	18,887	1,538,157
Cigna Corporation	10,453	2,804,435
CVS Health Corporation	42,483	4,110,230
DaVita HealthCare Partners Incorporated †	1,995	194,493
HCA Healthcare Incorporated	7,752	1,631,021
Henry Schein Incorporated †	4,489	384,438
Humana Incorporated	4,160	1,889,597
Laboratory Corporation of America Holdings	3,013	743,367
McKesson Corporation	4,849	1,593,818
Molina Healthcare Incorporated †	1,890	548,516
Quest Diagnostics Incorporated	3,852	543,209
UnitedHealth Group Incorporated	30,486	15,144,835
Universal Health Services Incorporated Class B	2,367	294,952
		36,684,088
Health care technology: 0.08%
Cerner Corporation	9,523	903,257
Life sciences tools & services: 1.79%
Agilent Technologies Incorporated	9,722	1,240,138
Bio-Rad Laboratories Incorporated Class A †	699	375,915
Bio-Techne Corporation	1,272	470,297
Charles River Laboratories International Incorporated †	1,633	382,253
Danaher Corporation	20,597	5,433,901
Illumina Incorporated †	5,059	1,211,529
IQVIA Holdings Incorporated †	6,184	1,331,106
Mettler-Toledo International Incorporated †	744	956,873
PerkinElmer Incorporated	4,085	611,402
Thermo Fisher Scientific Incorporated	12,755	7,239,355
Waters Corporation †	1,976	648,029
West Pharmaceutical Services Incorporated	2,398	744,291
		20,645,089
Pharmaceuticals: 4.32%
Bristol-Myers Squibb Company	70,553	5,323,224
Catalent Incorporated †	5,797	597,439
Eli Lilly & Company	25,699	8,055,095
Johnson & Johnson	85,212	15,298,110
Merck & Company Incorporated	81,760	7,524,373
Organon & Company	8,207	311,538
Pfizer Incorporated	181,678	9,636,201
Viatris Incorporated	39,146	480,321
Zoetis Incorporated	15,314	2,617,622
		49,843,923
Industrials: 7.73%
Aerospace & defense: 1.56%
General Dynamics Corporation	7,461	1,678,054
Howmet Aerospace Incorporated	12,284	439,399
Huntington Ingalls Industries Incorporated	1,297	272,967
L3 Harris Technologies Incorporated	6,351	1,529,956
Lockheed Martin Corporation	7,845	3,452,663
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Aerospace & defense (continued)
Northrop Grumman Corporation	4,750	$ 2,222,858
Raytheon Technologies Corporation	48,304	4,594,676
Textron Incorporated	7,135	465,844
The Boeing Company †	17,738	2,330,773
TransDigm Group Incorporated †	1,705	1,032,156
		18,019,346
Air freight & logistics: 0.62%
C.H. Robinson Worldwide Incorporated	4,207	456,502
Expeditors International of Washington Incorporated	5,483	596,770
FedEx Corporation	7,890	1,771,936
United Parcel Service Incorporated Class B	23,601	4,301,282
		7,126,490
Airlines: 0.24%
Alaska Air Group Incorporated †	4,075	196,660
American Airlines Group Incorporated †	20,966	374,662
Delta Air Lines Incorporated †	20,716	863,650
Southwest Airlines Company †	19,173	879,274
United Airlines Holdings Incorporated †	10,481	499,210
		2,813,456
Building products: 0.41%
A.O. Smith Corporation	4,254	255,750
Allegion plc	2,903	324,120
Carrier Global Corporation	27,691	1,088,533
Fortune Brands Home & Security Incorporated	4,393	304,655
Johnson Controls International plc	22,743	1,239,721
Masco Corporation	7,766	440,255
Trane Technologies plc	7,559	1,043,596
		4,696,630
Commercial services & supplies: 0.44%
Cintas Corporation	2,854	1,136,834
Copart Incorporated †	6,910	791,402
Republic Services Incorporated	6,760	904,758
Rollins Incorporated	7,326	259,780
Waste Management Incorporated	12,457	1,974,559
		5,067,333
Construction & engineering: 0.05%
Quanta Services Incorporated	4,612	548,828
Electrical equipment: 0.49%
AMETEK Incorporated	7,488	909,567
Eaton Corporation plc	12,902	1,788,217
Emerson Electric Company	19,227	1,704,666
Generac Holdings Incorporated †	2,042	504,537
Rockwell Automation Incorporated	3,761	801,845
		5,708,832
Industrial conglomerates: 0.98%
3M Company	18,485	2,759,626
General Electric Company	35,583	2,785,793
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  31

Portfolio of investments—May 31, 2022

	Shares	Value
Industrial conglomerates (continued)
Honeywell International Incorporated	22,199	$ 4,298,170
Roper Technologies Incorporated	3,414	1,510,490
		11,354,079
Machinery: 1.58%
Caterpillar Incorporated	17,509	3,779,318
Cummins Incorporated	4,610	964,043
Deere & Company	9,078	3,247,927
Dover Corporation	4,661	624,155
Fortive Corporation	11,606	716,903
IDEX Corporation	2,461	471,405
Illinois Tool Works Incorporated	9,245	1,923,607
Ingersoll Rand Incorporated	13,193	622,050
Nordson Corporation	1,752	381,726
Otis Worldwide Corporation	13,755	1,023,372
PACCAR Incorporated	11,241	976,168
Parker-Hannifin Corporation	4,159	1,131,955
Pentair plc	5,356	268,711
Snap-on Incorporated	1,730	383,852
Stanley Black & Decker Incorporated	5,277	626,327
Wabtec Corporation	6,047	571,200
Xylem Incorporated	5,837	491,767
		18,204,486
Professional services: 0.29%
Equifax Incorporated	3,949	799,988
Jacobs Engineering Group Incorporated	4,183	585,996
Leidos Holdings Incorporated	4,543	474,744
Nielsen Holdings plc	11,614	296,854
Robert Half International Incorporated	3,544	319,492
Verisk Analytics Incorporated	5,216	912,383
		3,389,457
Road & rail: 0.86%
CSX Corporation	71,792	2,282,268
J.B. Hunt Transport Services Incorporated	2,719	469,245
Norfolk Southern Corporation	7,761	1,860,001
Old Dominion Freight Line Incorporated	3,015	778,594
Union Pacific Corporation	20,615	4,530,765
		9,920,873
Trading companies & distributors: 0.21%
Fastenal Company	18,629	997,769
United Rentals Incorporated †	2,344	698,934
W.W. Grainger Incorporated	1,401	682,385
		2,379,088
Information technology: 26.44%
Communications equipment: 0.76%
Arista Networks Incorporated †	7,261	742,655
Cisco Systems Incorporated	136,516	6,150,046
F5 Networks Incorporated †	1,966	320,537
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Communications equipment (continued)
Juniper Networks Incorporated	10,525	$ 322,907
Motorola Solutions Incorporated	5,467	1,201,319
		8,737,464
Electronic equipment, instruments & components: 0.61%
Amphenol Corporation Class A	19,387	1,373,763
CDW Corporation of Delaware	4,393	746,195
Corning Incorporated	24,179	866,092
IPG Photonics Corporation †	1,156	121,946
Keysight Technologies Incorporated †	5,925	862,680
TE Connectivity Limited	10,538	1,363,512
Teledyne Technologies Incorporated †	1,510	611,777
Trimble Incorporated †	8,125	552,906
Zebra Technologies Corporation Class A †	1,718	581,010
		7,079,881
IT services: 4.32%
Accenture plc Class A	20,457	6,105,596
Akamai Technologies Incorporated †	5,259	531,369
Automatic Data Processing Incorporated	13,596	3,031,092
Broadridge Financial Solutions Incorporated	3,780	552,712
Cognizant Technology Solutions Corporation Class A	17,001	1,269,975
DXC Technology Company †	7,913	278,696
EPAM Systems Incorporated †	1,836	621,523
Fidelity National Information Services Incorporated	19,710	2,059,695
Fiserv Incorporated †	19,233	1,926,762
FleetCor Technologies Incorporated †	2,628	653,873
Gartner Incorporated †	2,662	698,509
Global Payments Incorporated	9,217	1,207,796
International Business Machines Corporation	29,028	4,030,248
Jack Henry & Associates Incorporated	2,357	443,399
MasterCard Incorporated Class A	27,936	9,997,456
Paychex Incorporated	10,393	1,286,965
PayPal Holdings Incorporated †	37,709	3,213,184
VeriSign Incorporated †	3,128	545,992
Visa Incorporated Class A	53,680	11,389,286
		49,844,128
Semiconductors & semiconductor equipment: 5.55%
Advanced Micro Devices Incorporated †	52,916	5,390,024
Analog Devices Incorporated	17,004	2,863,474
Applied Materials Incorporated	28,743	3,371,266
Broadcom Incorporated	13,364	7,752,857
Enphase Energy Incorporated †	4,335	807,134
Intel Corporation	131,803	5,854,689
KLA Corporation	4,878	1,779,738
Lam Research Corporation	4,515	2,347,935
Microchip Technology Incorporated	17,996	1,307,409
Micron Technology Incorporated	36,245	2,676,331
Monolithic Power Systems Incorporated	1,402	631,447
NVIDIA Corporation	80,920	15,109,382
NXP Semiconductors NV	8,608	1,633,454
Qorvo Incorporated †	3,510	392,243
Qualcomm Incorporated	36,479	5,224,522
Skyworks Solutions Incorporated	5,309	577,991
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  33

Portfolio of investments—May 31, 2022

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Solaredge Technologies Incorporated †	1,700	$ 463,743
Teradyne Incorporated	5,276	576,456
Texas Instruments Incorporated	29,893	5,283,887
		64,043,982
Software: 8.40%
Adobe Incorporated †	15,268	6,358,817
ANSYS Incorporated †	2,824	735,257
Autodesk Incorporated †	7,120	1,479,180
Cadence Design Systems Incorporated †	8,971	1,379,112
Ceridian HCM Holding Incorporated †	4,428	249,296
Citrix Systems Incorporated	4,037	406,486
Fortinet Incorporated †	4,393	1,292,157
Intuit Incorporated	9,166	3,798,940
Microsoft Corporation	242,659	65,971,702
NortonLifeLock Incorporated	18,834	458,420
Oracle Corporation	50,998	3,667,776
Paycom Software Incorporated †	1,559	443,286
PTC Incorporated †	3,407	397,018
Salesforce.com Incorporated †	31,883	5,108,932
ServiceNow Incorporated †	6,474	3,026,401
Synopsys Incorporated †	4,966	1,585,147
Tyler Technologies Incorporated †	1,326	471,817
		96,829,744
Technology hardware, storage & peripherals: 6.80%
Apple Incorporated	501,818	74,690,591
Hewlett Packard Enterprise Company	41,866	653,110
HP Incorporated	35,046	1,361,187
NetApp Incorporated	7,195	517,680
Seagate Technology Holdings plc	6,518	551,879
Western Digital Corporation †	10,129	614,729
		78,389,176
Materials: 2.74%
Chemicals: 1.89%
Air Products & Chemicals Incorporated	7,177	1,766,690
Albemarle Corporation	3,786	985,950
Celanese Corporation Series A	3,497	547,350
CF Industries Holdings Incorporated	6,942	685,661
Corteva Incorporated	23,532	1,473,574
Dow Incorporated	23,815	1,618,944
DuPont de Nemours Incorporated	16,602	1,126,446
Eastman Chemical Company	4,175	459,918
Ecolab Incorporated	8,070	1,322,754
FMC Corporation	4,103	502,946
International Flavors & Fragrances Incorporated	8,239	1,088,949
Linde plc	16,590	5,386,441
LyondellBasell Industries NV Class A	8,510	972,268
PPG Industries Incorporated	7,684	971,949
The Mosaic Company	11,989	751,111
The Sherwin-Williams Company	7,808	2,092,856
		21,753,807
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Construction materials: 0.12%
Martin Marietta Materials Incorporated	2,019	$ 685,208
Vulcan Materials Company	4,295	708,117
		1,393,325
Containers & packaging: 0.32%
Amcor plc	48,996	641,848
Avery Dennison Corporation	2,680	462,461
Ball Corporation	10,484	743,211
International Paper Company	12,535	607,321
Packaging Corporation of America	3,075	483,636
Sealed Air Corporation	4,796	298,215
WestRock Company	8,520	413,135
		3,649,827
Metals & mining: 0.41%
Freeport-McMoRan Incorporated	47,518	1,857,003
Newmont Corporation	25,811	1,751,276
Nucor Corporation	8,804	1,166,178
		4,774,457
Real estate: 2.72%
Equity REITs: 2.64%
Alexandria Real Estate Equities Incorporated	4,711	781,790
American Tower Corporation	14,741	3,775,612
AvalonBay Communities Incorporated	4,524	940,811
Boston Properties Incorporated	4,601	511,539
Camden Property Trust	3,308	474,665
Crown Castle International Corporation	13,990	2,653,204
Digital Realty Trust Incorporated	9,186	1,282,274
Duke Realty Corporation	12,327	651,235
Equinix Incorporated	2,914	2,002,180
Equity Residential	11,061	849,817
Essex Property Trust Incorporated	2,112	599,491
Extra Space Storage Incorporated	4,334	772,319
Federal Realty Investment Trust	2,290	263,281
Healthpeak Properties Incorporated	17,456	518,269
Host Hotels & Resorts Incorporated	23,112	462,009
Iron Mountain Incorporated	9,372	505,151
Kimco Realty Corporation	19,960	472,054
Mid-America Apartment Communities Incorporated	3,733	675,673
Prologis Incorporated	23,952	3,053,401
Public Storage Incorporated	4,938	1,632,700
Realty Income Corporation	18,313	1,249,313
Regency Centers Corporation	4,988	340,231
SBA Communications Corporation	3,521	1,185,204
Simon Property Group Incorporated	10,637	1,219,532
UDR Incorporated	9,680	462,704
Ventas Incorporated	12,921	733,138
Vornado Realty Trust	5,146	179,904
Welltower Incorporated	14,089	1,255,189
Weyerhaeuser Company	24,189	955,949
		30,458,639
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  35

Portfolio of investments—May 31, 2022

		Shares	Value
Real estate management & development: 0.08%
CBRE Group Incorporated Class A †		10,833	$ 897,406
Utilities: 2.92%
Electric utilities: 1.84%
Alliant Energy Corporation		8,104	517,197
American Electric Power Company Incorporated		16,302	1,663,293
Constellation Energy Corporation		10,568	656,061
Duke Energy Corporation		24,898	2,801,523
Edison International		12,297	859,683
Entergy Corporation		6,505	782,682
Evergy Incorporated		7,422	519,095
Eversource Energy		11,128	1,027,337
Exelon Corporation		31,705	1,558,301
FirstEnergy Corporation		18,456	792,870
NextEra Energy Incorporated		63,511	4,807,148
NRG Energy Incorporated		7,925	364,867
Pinnacle West Capital Corporation		3,652	283,578
PPL Corporation		24,299	733,344
The Southern Company		34,304	2,595,441
Xcel Energy Incorporated		17,436	1,313,628
			21,276,048
Gas utilities: 0.04%
Atmos Energy Corporation		4,384	509,903
Independent power & renewable electricity producers: 0.04%
AES Corporation		21,580	475,623
Multi-utilities: 0.92%
Ameren Corporation		8,338	793,694
CenterPoint Energy Incorporated		20,355	652,378
CMS Energy Corporation		9,379	666,284
Consolidated Edison Incorporated		11,450	1,136,527
Dominion Energy Incorporated		26,218	2,208,080
DTE Energy Company		6,271	832,224
NiSource Incorporated		12,711	399,761
Public Service Enterprise Group Incorporated		16,367	1,121,794
Sempra Energy		10,336	1,693,657
WEC Energy Group Incorporated		10,210	1,072,765
			10,577,164
Water utilities: 0.08%
American Water Works Company Incorporated		5,876	888,745
Total Common stocks (Cost $269,500,633)			1,131,078,831
Total investments in securities (Cost $269,500,633)	98.06%		1,131,078,831
Other assets and liabilities, net	1.94		22,361,052
Total net assets	100.00%		$1,153,439,883

†	Non-income-earning security

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Affiliated securities no longer held at end of period
Allspring Government Money Market Fund Select Class	$14,730,757	$118,684,105	$(133,414,862)	$0	$0	$0	0	$ 18,300
Securities Lending Cash Investments LLC	182,600	7,358,325	(7,540,925)	0	0	0	0	164 #
				$0	$0	$0		$18,464

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	107	6-17-2022	$21,075,030	$22,102,188	$1,027,158	$0
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  37

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $269,500,633)	$ 1,131,078,831
Cash	18,849,090
Cash at broker segregated for futures contracts	1,954,799
Receivable for dividends	1,678,632
Prepaid expenses and other assets	120,367
Total assets	1,153,681,719
Liabilities
Payable for daily variation margin on open futures contracts	131,075
Advisory fee payable	93,618
Custody and accounting fees payable	15,005
Accrued expenses and other liabilities	2,138
Total liabilities	241,836
Total net assets	$1,153,439,883
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Index Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $87,142)	$ 17,878,915
Income from affiliated securities	19,261
Total investment income	17,898,176
Expenses
Advisory fee	1,238,357
Custody and accounting fees	65,492
Professional fees	75,782
Interest holder report expenses	12,638
Trustees’ fees and expenses	19,821
Other fees and expenses	35,740
Total expenses	1,447,830
Net investment income	16,450,346
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	112,904,432
Futures contracts	2,698,867
Net realized gains on investments	115,603,299
Net change in unrealized gains (losses) on
Unaffiliated securities	(128,688,277)
Futures contracts	(164,607)
Net change in unrealized gains (losses) on investments	(128,852,884)
Net realized and unrealized gains (losses) on investments	(13,249,585)
Net increase in net assets resulting from operations	$ 3,200,761
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  39

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 16,450,346	$ 16,723,882
Net realized gains on investments	115,603,299	104,436,025
Net change in unrealized gains (losses) on investments	(128,852,884)	276,635,342
Net increase in net assets resulting from operations	3,200,761	397,795,249
Capital transactions
Transactions in investors’ beneficial interests
Contributions	5,401,131	13,277,558
Withdrawals	(161,957,733)	(159,782,351)
Net decrease in net assets resulting from capital transactions	(156,556,602)	(146,504,793)
Total increase (decrease) in net assets	(153,355,841)	251,290,456
Net assets
Beginning of period	1,306,795,724	1,055,505,268
End of period	$1,153,439,883	$1,306,795,724
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Index Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(0.41)%	40.16%	12.74%	3.67%	14.27%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.11%	0.12%	0.11%	0.10%
Net expenses	0.11%	0.11%	0.12%	0.11%	0.10%
Net investment income	1.25%	1.41%	1.80%	1.86%	1.84%
Supplemental data
Portfolio turnover rate	2%	4%	3%	4%	3%
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  41

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

42  |  Allspring Index Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $286,858,977 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$871,919,932
Gross unrealized losses	(26,672,920)
Net unrealized gains	$845,247,012

Allspring Index Portfolio  |  43

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 99,628,875	$0	$0	$ 99,628,875
Consumer discretionary	123,168,244	0	0	123,168,244
Consumer staples	73,464,168	0	0	73,464,168
Energy	54,247,957	0	0	54,247,957
Financials	127,112,349	0	0	127,112,349
Health care	162,649,021	0	0	162,649,021
Industrials	89,228,898	0	0	89,228,898
Information technology	304,924,375	0	0	304,924,375
Materials	31,571,416	0	0	31,571,416
Real estate	31,356,045	0	0	31,356,045
Utilities	33,727,483	0	0	33,727,483
	1,131,078,831	0	0	1,131,078,831
Futures contracts	1,027,158	0	0	1,027,158
Total assets	$1,132,105,989	$0	$0	$1,132,105,989
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

44  |  Allspring Index Portfolio

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.100%
Next $500 million	0.100
Next $2 billion	0.075
Next $2 billion	0.075
Over $5 billion	0.050
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $28,275,102 and $168,811,347, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $26,701,491 in long futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.

Allspring Index Portfolio  |  45

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sectors may be more affected by changes in that sectors than would be a fund whose investments are not heavily weighted in any sectors.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENT
After the close of business on May 31, 2022, Allspring Index Fund (“Index Fund”), the sole investor in the Portfolio, redeemed its investment in the Portfolio. Index Fund received its redemption proceeds in the form of an in-kind distribution of the Portfolio’s securities. Subsequent to the redemption of Index Fund’s investment, the Portfolio was closed and liquidated effective June 1, 2022. The liquidation of the Portfolio after the redemption transaction by Index Fund was approved by the Board of Trustees at a meeting held February 23-24, 2022.

46  |  Allspring Index Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Portfolio (formerly, Wells Fargo Index Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Index Portfolio  |  47

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $99,255,018 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $17,471,154 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $5,496,380 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Allspring Index Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Index Fund  |  49

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

50  |  Allspring Index Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Index Fund  |  51

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

52  |  Allspring Index Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00230 07-22
A283/AR283 05-22

Annual Report
May 31, 2022
Allspring Emerging Growth Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Emerging Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Growth Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Emerging Growth Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Emerging Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, David Nazaret, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WEMAX)	3-31-2008	-33.23	9.16	10.35	-29.16	10.46	11.00	1.35	1.28
Class C (WEMCX)	3-31-2008	-30.71	9.65	10.34	-29.71	9.65	10.34	2.10	2.03
Class R6 (WEGRX)[3]	7-31-2018	–	–	–	-28.91	10.96	11.51	0.92	0.85
Administrator Class (WFGDX)	1-31-2007	–	–	–	-29.09	10.56	11.14	1.27	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	-28.95	10.87	11.47	1.02	0.90
Russell 2000® Growth Index[4]	–	–	–	–	-25.71	6.87	10.55	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.85% for Class R6, 1.20% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Emerging Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2022.
■	Detractors from the Fund’s performance mainly stemmed from stocks within the information technology (IT) sector and select stocks within communication services and health care.
■	Relative performance contributions came from select specialty insurance stocks within financials and select medical device stocks.
Stimulus measures helped support a strong economic recovery.
Over the past year, investors have toiled with myriad headwinds that included high inflation, rising interest rates, the uncertainty around U.S. Federal Reserve (Fed) policy, and Russia’s invasion of Ukraine. The confluence of these issues has permeated the entire market, with growth stocks bearing the brunt of the damage. The 10-year U.S. Treasury yield has risen from 1.61% at the start of the period to just under 3% at period-end. Higher interest rates are designed to slow down economic growth, and an environment of moderate growth actually favors growth stocks as growth premiums have tended to rise, hastening a scarcity of growth factor. This is the main reason that our portfolios have historically performed well during the rising rate cycles.
Ten largest holdings (%) as of May 31, 2022[1]
Kinsale Capital Group Incorporated	3.58
ASGN Incorporated	3.43
SPS Commerce Incorporated	3.20
Rapid7 Incorporated	2.87
Shockwave Medical Incorporated	2.76
Zurn Water Solutions Corporation	2.63
Novanta Incorporated	2.52
Casella Waste Systems Incorporated Class A	2.45
Papa John's International Incorporated	2.22
Stifel Financial Corporation	2.18
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Russia’s attack on Ukraine has added geopolitical risks to an already top-down-driven market, which has muted the impact of the strong earnings fundamentals of our companies. This has been frustrating as many of our stocks continue to exceed expectations, yet they have not been rewarded. Nevertheless, given the contraction of valuations in the small-cap growth space coupled with our companies’ dynamic innovation, we believe there is a strong opportunity going forward.
IT and select stocks within the communication services and health care sectors impeded relative performance.
Weakness in the Fund performance came mainly from select stocks within the IT and industrials sectors. Within IT, software stocks, which serve as a proxy for higher growth technology, were decimated, with some holdings falling sharply despite delivering strong fundamentals. Within communication services, Bandwidth Inc. a communications platform-as-a service provider, fell sharply after the company reported a sequential deceleration of revenue growth, with slower-than-expected execution from its acquisition of Voxbone S.A., which we believed would produce a material cross-sell opportunity into the international segments of Bandwidth’s domestic customers. With the deal taking longer to materialize, we sold our position. Within health care, FIGS, Inc., which makes scrubs for the health care industry, fell sharply after missing revenue targets, citing transportation problems and uncertainty around the macro environment. However, we remain attracted to its digitally native and direct-to-consumer strategy, which could disrupt the health care apparel industry.
Financials and health care contributed to the Fund.
Within financials, specialty insurance holding Kinsale Capital Group, Inc., was rewarded for its durable business model and strong fundamentals. Kinsale is the only publicly traded pure-play excess and surplus insurer. Its strong growth has been primarily driven by higher submission activity from brokers as well as a rise in premiums. Going forward, we remain attracted to its favorable cost structure over its peers, which is largely due to its technology innovation and lower commission payouts to brokers. Within health care, select medical device holdings, such as Shockwave Medical, Inc., rose sharply, driven by strong traction from its launch of Shockwave C2, which helped the firm post robust revenue growth and issue favorable fiscal-year guidance. Additionally, Inspire Medical Systems, Inc., which provides minimally invasive solutions for patients with obstructive sleep apnea, outperformed after showing strong activation in new medical centers for its therapy. Broadly within the medical

8  |  Allspring Emerging Growth Fund

Performance highlights (unaudited)
device industry, we have seen positive indications for volume trends and less pessimism around staffing issues in recent months.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The setup for small-cap growth stocks is attractive.
We are constantly trimming and adding to the Fund through an opportunity cost lens. As the market has become more focused on companies with sustainable cash flow generation, at the margin, we have added to holdings like Hilton Grand Vacations, Inc., and Papa John’s International, Inc. Conversely, we have trimmed or sold longer-duration and less-cash-flow-generative stocks, including diagnostics companies CareDx, Inc., and NeoGenomics Inc. and online provider of aftermarket auto parts, Carparts.com Inc.
As growth investors, inflation affects our Fund in three main areas: discount rates, its effect on a company’s profit and loss, and the response of the Fed and its changing policy decisions. While inflation has been negative for the Fund, we believe it can be a further catalyst for the digitalization of the economy as companies seek to automate and become more efficient in order to drive down costs.
The outlook for small-cap growth stocks is very attractive in our opinion. As sentiment improves for growth stocks and the macro-dominated narrative around inflation and interest rates abates, we expect performance to broaden out and we hope to reap the benefits of our diversified approach. Historically, this type of market has provided great entry points to own world-class growth businesses. This is one reason why our Fund has tended to come out of underperforming periods and do well in the ensuing years.

Allspring Emerging Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 667.05	$ 5.24	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$ 6.34	1.26%
Class C
Actual	$1,000.00	$ 664.17	$ 8.42	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$ 668.16	$ 3.54	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
Administrator Class
Actual	$1,000.00	$ 667.22	$ 4.99	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$ 6.04	1.20%
Institutional Class
Actual	$1,000.00	$ 667.60	$ 3.74	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Emerging Growth Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.99%
Affiliated master portfolio: 99.99%
Allspring Emerging Growth Portfolio		$ 335,169,233
Total Investment companies (Cost $267,783,215)		335,169,233
Total investments in securities (Cost $267,783,215)	99.99%	335,169,233
Other assets and liabilities, net	0.01	25,574
Total net assets	100.00%	$335,194,807
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Emerging Growth Portfolio	95.20%	90.11%	$232,050,592	$(327,135,019)	$595,068	$283,904	$8,173	$335,169,233
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $267,783,215)	$ 335,169,233
Receivable for Fund shares sold	433,005
Receivable from manager	25,882
Prepaid expenses and other assets	68,916
Total assets	335,697,036
Liabilities
Payable for Fund shares redeemed	351,880
Administration fees payable	44,115
Shareholder report expenses payable	40,835
Shareholder servicing fees payable	32,602
Trustees’ fees and expenses payable	3,171
Distribution fee payable	1,088
Accrued expenses and other liabilities	28,538
Total liabilities	502,229
Total net assets	$335,194,807
Net assets consist of
Paid-in capital	$ 278,633,764
Total distributable earnings	56,561,043
Total net assets	$335,194,807
Computation of net asset value and offering price per share
Net assets – Class A	$ 134,825,188
Shares outstanding – Class A1	15,135,656
Net asset value per share – Class A	$8.91
Maximum offering price per share – Class A2	$9.45
Net assets – Class C	$ 1,758,376
Shares outstanding – Class C1	280,847
Net asset value per share – Class C	$6.26
Net assets – Class R6	$ 23,999,133
Shares outstanding – Class R6[1]	2,223,522
Net asset value per share – Class R6	$10.79
Net assets – Administrator Class	$ 17,676,037
Shares outstanding – Administrator Class[1]	1,844,485
Net asset value per share – Administrator Class	$9.58
Net assets – Institutional Class	$ 156,936,073
Shares outstanding – Institutional Class[1]	14,633,045
Net asset value per share – Institutional Class	$10.72
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Emerging Growth Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio	$ 595,068
Securities lending income allocated from affiliated Master Portfolio	283,904
Affiliated income allocated from affiliated Master Portfolio	8,173
Expenses allocated from affiliated Master Portfolio	(4,742,754)
Waivers allocated from affiliated Master Portfolio	1,690
Total investment income	(3,853,919)
Expenses
Management fee	289,172
Administration fees
Class A	418,893
Class C	4,883
Class R6	7,588
Administrator Class	34,771
Institutional Class	421,858
Shareholder servicing fees
Class A	498,682
Class C	5,746
Administrator Class	66,496
Distribution fee
Class C	17,236
Custody and accounting fees	16,812
Professional fees	38,377
Registration fees	57,614
Shareholder report expenses	22,326
Trustees’ fees and expenses	20,688
Other fees and expenses	8,011
Total expenses	1,929,153
Less: Fee waivers and/or expense reimbursements
Fund-level	(483,465)
Class A	(30,022)
Class R6	(2,529)
Institutional Class	(129,803)
Net expenses	1,283,334
Net investment loss	(5,137,253)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	232,050,592
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(327,135,019)
Net realized and unrealized gains (losses) on investments	(95,084,427)
Net decrease in net assets resulting from operations	$(100,221,680)
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment loss		$ (5,137,253)		$ (6,987,906)
Net realized gains on investments		232,050,592		164,596,232
Net change in unrealized gains (losses) on investments		(327,135,019)		172,105,999
Net increase (decrease) in net assets resulting from operations		(100,221,680)		329,714,325
Distributions to shareholders from
Net investment income and net realized gains
Class A		(62,681,311)		(40,824,693)
Class C		(1,233,291)		(488,552)
Class R6		(5,898,804)		(4,264,478)
Administrator Class		(7,999,256)		(5,278,969)
Institutional Class		(61,664,834)		(104,301,425)
Total distributions to shareholders		(139,477,496)		(155,158,117)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	422,522	6,066,711	594,602	10,958,344
Class C	97,992	1,394,743	67,936	1,035,606
Class R6	1,375,088	22,705,246	203,245	4,206,281
Administrator Class	159,434	2,285,979	354,817	6,842,617
Institutional Class	5,047,859	87,194,049	8,415,847	166,124,291
		119,646,728		189,167,139
Reinvestment of distributions
Class A	4,788,131	60,617,734	2,332,324	38,903,166
Class C	138,107	1,233,291	36,568	488,552
Class R6	125,710	1,924,617	68,148	1,296,851
Administrator Class	585,228	7,964,955	299,668	5,253,185
Institutional Class	4,040,376	61,494,520	5,494,647	104,178,513
		133,235,117		150,120,267
Payment for shares redeemed
Class A	(1,754,937)	(23,706,994)	(1,365,780)	(24,392,486)
Class C	(117,521)	(1,197,540)	(71,196)	(1,109,781)
Class R6	(330,224)	(6,538,508)	(409,558)	(8,565,269)
Administrator Class	(413,854)	(5,802,034)	(528,979)	(9,983,853)
Institutional Class	(26,013,236)	(552,947,062)	(11,301,966)	(220,272,610)
		(590,192,138)		(264,323,999)
Net increase (decrease) in net assets resulting from capital share transactions		(337,310,293)		74,963,407
Total increase (decrease) in net assets		(577,009,469)		249,519,615
Net assets
Beginning of period		912,204,276		662,684,661
End of period		$ 335,194,807		$ 912,204,276
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.05	$14.71	$13.51	$17.04	$14.57
Net investment loss	(0.16) [1]	(0.20) [1]	(0.17)	(0.16) [1]	(0.15)
Net realized and unrealized gains (losses) on investments	(3.47)	7.69	2.13	(0.19)	4.57
Total from investment operations	(3.63)	7.49	1.96	(0.35)	4.42
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$8.91	$18.05	$14.71	$13.51	$17.04
Total return[2]	(29.16)%	53.22%	14.97%	(0.84)%	32.91%
Ratios to average net assets (annualized)*
Gross expenses	1.36%	1.35%	1.36%	1.35%	1.36%
Net expenses	1.26%	1.27%	1.27%	1.29%	1.35%
Net investment loss	(1.10)%	(1.12)%	(1.08)%	(1.06)%	(1.01)%
Supplemental data
Portfolio turnover rate[3]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$134,825	$210,838	$148,866	$145,898	$153,526

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.41	$12.40	$11.58	$15.19	$13.28
Net investment loss	(0.20) [1]	(0.28) [1]	(0.21) [1]	(0.25) [1]	(0.25) [1]
Net realized and unrealized gains (losses) on investments	(2.44)	6.44	1.79	(0.18)	4.11
Total from investment operations	(2.64)	6.16	1.58	(0.43)	3.86
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$6.26	$14.41	$12.40	$11.58	$15.19
Total return[2]	(29.71)%	52.19%	14.16%	(1.55)%	31.82%
Ratios to average net assets (annualized)*
Gross expenses	2.10%	2.10%	2.11%	2.10%	2.11%
Net expenses	2.03%	2.03%	2.03%	2.04%	2.10%
Net investment loss	(1.86)%	(1.89)%	(1.84)%	(1.78)%	(1.76)%
Supplemental data
Portfolio turnover rate[3]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$1,758	$2,338	$1,599	$1,761	$4,190

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$20.64	$16.34	$14.86	$18.70
Net investment loss	(0.10)	(0.14)	(0.10) [2]	(0.07) [2]
Net realized and unrealized gains (losses) on investments	(4.24)	8.59	2.34	(0.59)
Total from investment operations	(4.34)	8.45	2.24	(0.66)
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$10.79	$20.64	$16.34	$14.86
Total return[3]	(28.91)%	53.85%	15.51%	(2.35)%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	0.92%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.68)%	(0.68)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[4]	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$23,999	$21,729	$19,458	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.83%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.98	$15.31	$14.02	$17.54	$14.93
Net investment loss	(0.17) [1]	(0.20) [1]	(0.14) [1]	(0.15) [1]	(0.14) [1]
Net realized and unrealized gains (losses) on investments	(3.72)	8.02	2.19	(0.19)	4.70
Total from investment operations	(3.89)	7.82	2.05	(0.34)	4.56
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$9.58	$18.98	$15.31	$14.02	$17.54
Total return	(29.09)%	53.31%	15.07%	(0.75)%	33.06%
Ratios to average net assets (annualized)*
Gross expenses	1.28%	1.27%	1.28%	1.27%	1.28%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(1.04)%	(1.05)%	(1.01)%	(0.94)%	(0.86)%
Supplemental data
Portfolio turnover rate[2]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$17,676	$28,730	$21,250	$23,549	$52,335

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.55	$16.29	$14.83	$18.30	$15.46
Net investment loss	(0.14) [1]	(0.15)	(0.11) [1]	(0.13)	(0.09)
Net realized and unrealized gains (losses) on investments	(4.18)	8.56	2.33	(0.16)	4.88
Total from investment operations	(4.32)	8.41	2.22	(0.29)	4.79
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$10.72	$20.55	$16.29	$14.83	$18.30
Total return	(28.95)%	53.75%	15.40%	(0.42)%	33.44%
Ratios to average net assets (annualized)*
Gross expenses	1.02%	1.02%	1.03%	1.02%	1.03%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.75)%	(0.75)%	(0.71)%	(0.67)%	(0.56)%
Supplemental data
Portfolio turnover rate[2]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$156,936	$648,569	$471,512	$578,073	$606,729

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 90.11% of Allspring Emerging Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Emerging Growth Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $267,242,409 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$67,926,824
Gross unrealized losses	0
Net unrealized gains	$67,926,824
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses and redemptions-in-kind. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$169,163,798	$(169,163,798)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $11,365,781 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Emerging Growth Portfolio	Seek long-term capital appreciation	$335,169,233
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Allspring Emerging Growth Fund  |  21

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

22  |  Allspring Emerging Growth Fund

Notes to financial statements
Expense ratio caps
Class A	1.28%
Class C	2.03
Class R6	0.85
Administrator Class	1.20
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,990 from the sale of Class A shares and $16 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $281,909,209 and $394,145,862, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 0	$ 11,568,904
Long-term capital gain	139,477,496	143,589,213

Allspring Emerging Growth Fund  |  23

Notes to financial statements
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Post-October capital losses deferred
$67,926,824	$(11,365,781)
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care and information technology sectors.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. REDEMPTIONS IN-KIND
During the year ended May 31, 2022, the Fund redeemed assets through in-kind redemptions for a shareholder in the Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash paid	Realized gains (losses)	% of the Fund
8-27-2021	$348,404,897	$1,817,058	$176,872,468	39.45%
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Emerging Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Fund (formerly, Wells Fargo Emerging Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Emerging Growth Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 97.13%
Communication services: 1.35%
Interactive media & services: 0.79%
Eventbrite Incorporated Class A †	250,060	$ 2,933,204
Media: 0.56%
TechTarget Incorporated †	29,100	2,068,719
Consumer discretionary: 12.00%
Auto components: 1.45%
Fox Factory Holding Corporation †	65,918	5,406,594
Hotels, restaurants & leisure: 5.03%
Hilton Grand Vacations Incorporated †	164,700	7,535,025
Papa John's International Incorporated	93,965	8,269,860
Wingstop Incorporated	36,478	2,905,837
		18,710,722
Leisure products: 1.03%
YETI Holdings Incorporated †	83,940	3,840,255
Specialty retail: 3.26%
Boot Barn Holdings Incorporated †	32,650	2,634,855
Leslie's Incorporated †	197,114	3,827,954
Lithia Motors Incorporated Class A	18,642	5,675,930
		12,138,739
Textiles, apparel & luxury goods: 1.23%
Crocs Incorporated †	29,675	1,654,678
Deckers Outdoor Corporation †	10,803	2,901,254
		4,555,932
Consumer staples: 4.88%
Beverages: 1.28%
Celsius Holdings Incorporated †	34,785	2,333,726
Duckhorn Portfolio Incorporated †	123,000	2,416,950
		4,750,676
Food & staples retailing: 1.89%
The Chef's Warehouse Incorporated †	197,195	7,045,777
Food products: 1.71%
Freshpet Incorporated †	83,218	5,989,199
The Simply Good Foods Company †	9,300	371,628
		6,360,827
Financials: 5.76%
Capital markets: 2.18%
Stifel Financial Corporation	126,366	8,108,906
Insurance: 3.58%
Kinsale Capital Group Incorporated	60,493	13,301,201
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Health care: 24.76%
Biotechnology: 7.73%
Arcutis Biotherapeutics Incorporated †	181,556	$ 3,790,889
Biohaven Pharmaceutical Holding Company †	41,516	5,967,095
Cytokinetics Incorporated †	50,900	2,030,910
Fate Therapeutics Incorporated †	56,667	1,309,008
Halozyme Therapeutics Incorporated †	175,140	8,052,937
Vericel Corporation †	279,833	7,597,466
		28,748,305
Health care equipment & supplies: 10.84%
Axonics Incorporated †	123,650	6,182,500
Figs Incorporated Class A †	208,403	1,854,787
iRhythm Technologies Incorporated †	50,300	7,084,755
Nyxoah SA †	38,370	479,625
Orthopediatrics Corporation †	103,181	4,763,867
Outset Medical Incorporated †	78,411	1,709,360
Pulmonx Corporation †	63,344	1,156,661
Shockwave Medical Incorporated †	62,425	10,250,809
SI-BONE Incorporated †	219,793	3,285,905
Silk Road Medical Incorporated †	39,324	1,306,343
Tandem Diabetes Care Incorporated †	33,110	2,257,109
		40,331,721
Health care providers & services: 1.29%
Castle Biosciences Incorporated †	134,156	2,987,654
Privia Health Group Incorporated †	75,727	1,814,419
		4,802,073
Health care technology: 1.97%
Inspire Medical Systems Incorporated †	41,499	7,338,268
Life sciences tools & services: 1.67%
Akoya Biosciences Incorporated †	114,346	1,332,133
Alpha Teknova Incorporated †	70,934	542,645
Codexis Incorporated †	407,127	4,348,116
		6,222,894
Pharmaceuticals: 1.26%
Amylyx Pharmaceuticals Incorporated †«	121,300	1,078,357
Pacira Biosciences Incorporated †	56,700	3,586,275
		4,664,632
Industrials: 13.94%
Building products: 2.63%
Zurn Water Solutions Corporation	339,484	9,783,929
Commercial services & supplies: 2.45%
Casella Waste Systems Incorporated Class A †	127,341	9,115,069
Construction & engineering: 0.33%
Construction Partners Incorporated Class A †	53,285	1,225,022
Electrical equipment: 2.00%
Regal Rexnord Corporation	59,617	7,449,144
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Machinery: 1.07%
Evoqua Water Technologies Company †	111,700	$ 3,975,403
Professional services: 3.43%
ASGN Incorporated †	133,901	12,751,392
Road & rail: 0.56%
Saia Incorporated †	10,611	2,096,627
Trading companies & distributors: 1.47%
SiteOne Landscape Supply Incorporated †	40,627	5,454,987
Information technology: 34.44%
Communications equipment: 1.34%
Calix Incorporated †	135,300	4,997,982
Electronic equipment, instruments & components: 2.52%
Novanta Incorporated †	76,105	9,357,871
IT services: 6.48%
BigCommerce Holdings Incorporated Series 1 †	219,010	4,058,255
DigitalOcean Holdings Incorporated †	53,250	2,601,263
Endava plc ADR †	52,514	5,298,137
EVO Payments Incorporated Class A †	159,917	3,686,087
Flywire Corporation †	75,300	1,454,043
Paymentus Holdings Incorporated A †«	127,654	1,939,064
Perficient Incorporated †	34,000	3,328,940
Shift4 Payments Incorporated Class A †	38,200	1,743,830
		24,109,619
Semiconductors & semiconductor equipment: 7.05%
Allegro MicroSystems Incorporated †	218,612	5,629,259
Diodes Incorporated †	91,486	7,045,337
Semtech Corporation †	115,356	7,393,166
Silicon Laboratories Incorporated †	25,074	3,740,038
Sitime Corporation †	11,300	2,406,900
		26,214,700
Software: 17.05%
CyberArk Software Limited †	52,860	7,342,254
Domo Incorporated Class B †	93,500	2,980,780
Jamf Holding Corporation †	174,518	4,492,093
Olo Incorporated Class A †	187,549	1,997,397
Paycor HCM Incorporated †	201,195	4,933,301
Q2 Holdings Incorporated †	85,605	4,513,952
Rapid7 Incorporated †	150,875	10,692,511
RingCentral Incorporated Class A †	29,100	1,837,374
Sprout Social Incorporated Class A †	110,596	5,632,654
SPS Commerce Incorporated †	111,296	11,913,124
Verint Systems Incorporated †	21,500	1,097,360
Workiva Incorporated †	82,020	5,988,280
		63,421,080
Total Common stocks (Cost $288,212,313)		361,282,270

The accompanying notes are an integral part of these financial statements.

28  |  Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Investment companies: 1.51%
Exchange-traded funds: 1.51%
iShares Russell 2000 Growth ETF «	25,491	$ 5,620,001
Total Investment companies (Cost $5,207,481)		5,620,001

		Yield
Short-term investments: 2.71%
Investment companies: 2.71%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	6,288,467	6,288,467
Securities Lending Cash Investments LLC ♠∩∞		0.91	3,803,495	3,803,495
Total Short-term investments (Cost $10,091,962)				10,091,962
Total investments in securities (Cost $303,511,756)	101.35%			376,994,233
Other assets and liabilities, net	(1.35)			(5,022,166)
Total net assets	100.00%			$371,972,067

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,477,635	$167,213,623	$(170,402,791)	$0	$0	$ 6,288,467	6,288,467	$ 8,983
Securities Lending Cash Investments LLC	3,883,200	157,799,929	(157,879,634)	0	0	3,803,495	3,803,495	10,508 #
				$0	$0	$10,091,962		$19,491

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  29

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $3,684,297 of securities loaned), at value (cost $293,419,794)	$ 366,902,271
Investments in affiliated securities, at value (cost $10,091,962)	10,091,962
Receivable for investments sold	381,575
Receivable for dividends	67,123
Receivable for securities lending income, net	6,189
Prepaid expenses and other assets	9,400
Total assets	377,458,520
Liabilities
Payable upon receipt of securities loaned	3,803,495
Payable for investments purchased	1,406,160
Advisory fee payable	249,092
Accrued expenses and other liabilities	27,706
Total liabilities	5,486,453
Total net assets	$371,972,067
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Emerging Growth Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends	$ 644,315
Securities lending income (including from affiliate), net	308,685
Income from affiliated securities	8,983
Total investment income	961,983
Expenses
Advisory fee	4,944,352
Custody and accounting fees	68,903
Professional fees	50,725
Interest holder report expenses	10,065
Trustees’ fees and expenses	19,821
Other fees and expenses	19,191
Total expenses	5,113,057
Less: Fee waivers and/or expense reimbursements	(1,873)
Net expenses	5,111,184
Net investment loss	(4,149,201)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	254,745,270
Net change in unrealized gains (losses) on investments	(361,893,191)
Net realized and unrealized gains (losses) on investments	(107,147,921)
Net decrease in net assets resulting from operations	$(111,297,122)
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment loss	$ (4,149,201)	$ (5,761,179)
Net realized gains on investments	254,745,270	181,278,904
Net change in unrealized gains (losses) on investments	(361,893,191)	176,777,300
Net increase (decrease) in net assets resulting from operations	(111,297,122)	352,295,025
Capital transactions
Transactions in investors’ beneficial interests
Contributions	75,769,980	97,803,647
Withdrawals	(550,022,954)	(215,997,204)
Net decrease in net assets resulting from capital transactions	(474,252,974)	(118,193,557)
Total increase (decrease) in net assets	(585,550,096)	234,101,468
Net assets
Beginning of period	957,522,163	723,420,695
End of period	$ 371,972,067	$ 957,522,163
The accompanying notes are an integral part of these financial statements.

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Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(28.85)%	53.94%	15.49%	(0.28)%	33.60%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.81%	0.81%	0.81%
Net expenses[1]	0.82%	0.81%	0.81%	0.81%	0.81%
Net investment loss	(0.67)%	(0.66)%	(0.62)%	(0.57)%	(0.47)%
Supplemental data
Portfolio turnover rate	51%	48%	55%	71%	47%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

34  |  Allspring Emerging Growth Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $304,753,203 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$123,095,654
Gross unrealized losses	(50,854,624)
Net unrealized gains	$ 72,241,030
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 5,001,923	$0	$0	$ 5,001,923
Consumer discretionary	44,652,242	0	0	44,652,242
Consumer staples	18,157,280	0	0	18,157,280
Financials	21,410,107	0	0	21,410,107
Health care	92,107,893	0	0	92,107,893
Industrials	51,851,573	0	0	51,851,573
Information technology	128,101,252	0	0	128,101,252
Investment companies	5,620,001	0	0	5,620,001
Short-term investments
Investment companies	10,091,962	0	0	10,091,962
Total assets	$376,994,233	$0	$0	$376,994,233
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduced the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.

36  |  Allspring Emerging Growth Portfolio

Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $312,863,893 and $437,424,550, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$2,050,371	$(2,050,371)	$0
JPMorgan Securities LLC	413,385	(413,385)	0
Morgan Stanley & Company LLC	1,220,541	(1,220,541)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a

Allspring Emerging Growth Portfolio  |  37

Notes to financial statements
variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

38  |  Allspring Emerging Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Portfolio (formerly, Wells Fargo Emerging Growth Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Emerging Growth Portfolio  |  39

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $139,477,496 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Allspring Emerging Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Emerging Growth Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Allspring Emerging Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Emerging Growth Fund  |  43

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

44  |  Allspring Emerging Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00186 07-22
A282/AR282 05-22

Annual Report
May 31, 2022
Allspring
Small Company Growth Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Company Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Growth Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Company Growth Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Small Company Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Peregrine Capital Management, LLC
Portfolio managers	William A. Grierson, CFA®‡, Daniel J. Hagen, CFA®‡, Paul E. von Kuster, CFA®‡, Ryan H. Smith, CFA®‡, Samuel D. Smith, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSAX)	1-30-2004	-21.39	8.55	11.07	-16.59	9.84	11.73	1.34	1.29
Class C (WSMCX)	1-30-2004	-18.25	9.04	11.06	-17.25	9.04	11.06	2.09	2.04
Class R6 (WSCRX)[3]	10-31-2014	–	–	–	-16.24	10.32	12.23	0.91	0.86
Administrator Class (NVSCX)	11-11-1994	–	–	–	-16.52	9.96	11.90	1.26	1.19
Institutional Class (WSCGX)	3-31-2008	–	–	–	-16.31	10.24	12.17	1.01	0.94
Russell 2000® Growth Index[4]	–	–	–	–	-25.71	6.87	10.55	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.29% for Class A, 2.04% for Class C, 0.86% for Class R6, 1.19% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Small Company Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2022.
■	Stock selection in the health care and information technology (IT) sectors were the largest contributors to performance in the period.
■	An underweight position to the energy sector along with adverse stock selection within the consumer discretionary sector were the largest detractors from performance.
Early optimism subsided in a challenging period.
Investor optimism surrounding the reopening of the economy early in the fiscal year quickly subsided. Rising COVID-19 infections, a rapid increase in inflation, continued supply chain bottlenecks, and the onset of the war in Ukraine led to increased market volatility and growing fears that the economy is heading toward recession. As the global economy reopened, significant pent-up demand for goods and services put immense pressure on global supply chains, logistics networks, and labor forces to keep up. The global spike in the Delta and Omicron COVID-19 variants, coupled with the war in Ukraine, only put further stress on worldwide supply chains and commodity costs. This helped drive inflation to historically high levels and has forced the U.S. Federal Reserve (Fed) to pivot to a much more hawkish stance despite early signs of a slowing economy.
Ten largest holdings (%) as of May 31, 2022[1]
ICON plc ADR	2.07
Syneos Health Incorporated	1.56
PTC Incorporated	1.52
Avantor Incorporated	1.51
Element Solutions Incorporated	1.47
Ciena Corporation	1.43
SS&C Technologies Holdings Incorporated	1.38
Black Knight Incorporated	1.36
KBR Incorporated	1.33
ASGN Incorporated	1.31
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund was overweight industrials and financials and underweight consumer discretionary and energy.
The Fund remained consistent with its long-term discipline of investing in rapidly growing companies purchased at attractive valuations. Relative to the benchmark, the Fund’s largest overweight positions were in the industrials and financials sectors where valuations remain attractive. Conversely, the Fund was most underweight the consumer discretionary and energy sectors.
Health care and IT were leading contributors.
Health care and IT were the top-contributing sectors for the fiscal year. Strong performance in the health care sector was broad-based, with favorable stock selection across life sciences and tools, biotechnology, health care technology, and health care provider holdings. Notable stock contributors included ICON plc, a contract research organization; Evolent Health Inc., a provider of value-based care solutions; and Avantor, Inc., which provides consumables and equipment primarily to biopharma end markets. Outperformance in the IT sector was primarily driven by strong performance across the Fund’s software and semiconductor holdings. Within software, strength was driven by cybersecurity company CyberArk Software Ltd. and content management software provider Box, Inc., while Silicon Motion Technology Corp. and Onto Innovation Inc. drove the outperformance in semiconductors.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Small Company Growth Fund

Performance highlights (unaudited)
An underweight to energy was the key detractor.
With the rapid rise in oil prices during the period, energy stocks within the benchmark returned more than 60%, materially outpacing the overall return of the benchmark by more than 85 percentage points. The Fund’s underweight position to this significantly outperforming sector was the largest detractor from performance during the period. In addition, consumer discretionary was a modest detractor from performance as unfavorable stock selection offset the Fund’s underweight to this underperforming sector. Supply-chain headwinds and slowing consumer consumption hurt specialty retailers American Eagle Outfitters, Inc.; Sleep Number Corp.*; and Burlington Stores, Inc.
After a rough year, small-cap growth stocks are trading at more reasonable valuations.
The ever-growing list of macroeconomic factors, geopolitical unrest, ongoing supply-chain headwinds, and uncertainties surrounding future Fed actions weighed on small-cap growth stocks this fiscal year. While different in substance, the magnitude of these fears is similar to those experienced in many markets over the Fund’s history. Volatile markets that dislocate stock prices from underlying fundamentals has routinely acted as the catalysts for significant information gaps—the cornerstone of the Fund’s process. While forward visibility remains poor, with the sharp market drawdown, many small-cap companies with strong long-term growth profiles are now trading at more reasonable valuation levels. We have used and will continue to employ our longstanding process to invest in these types of opportunities that we find attractive. Our expectation is that the current market environment will continue to present us with many opportunities to sow the seeds that yield long-term outperformance for the Fund.

*	This security was no longer held at the end of the reporting period.

Allspring Small Company Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 830.97	$ 5.89	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$ 6.49	1.29%
Class C
Actual	$1,000.00	$ 827.50	$ 9.29	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.76	$10.25	2.04%
Class R6
Actual	$1,000.00	$ 832.72	$ 3.93	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$ 4.33	0.86%
Administrator Class
Actual	$1,000.00	$ 831.31	$ 5.43	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$ 5.99	1.19%
Institutional Class
Actual	$1,000.00	$ 832.32	$ 4.29	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$ 4.73	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Small Company Growth Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.80%
Affiliated master portfolio: 99.80%
Allspring Small Company Growth Portfolio		$ 809,122,955
Total Investment companies (Cost $659,000,760)		809,122,955
Total investments in securities (Cost $659,000,760)	99.80%	809,122,955
Other assets and liabilities, net	0.20	1,634,685
Total net assets	100.00%	$810,757,640
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Growth Portfolio	97.88%	97.57%	$234,292,155	$(380,610,924)	$3,852,675	$100,297	$809,122,955
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $659,000,760)	$ 809,122,955
Receivable for Fund shares sold	2,620,547
Receivable from manager	22,490
Total assets	811,765,992
Liabilities
Payable for Fund shares redeemed	833,453
Administration fees payable	71,415
Distribution fee payable	3,776
Trustees’ fees and expenses payable	3,198
Accrued expenses and other liabilities	96,510
Total liabilities	1,008,352
Total net assets	$810,757,640
Net assets consist of
Paid-in capital	$ 631,296,415
Total distributable earnings	179,461,225
Total net assets	$810,757,640
Computation of net asset value and offering price per share
Net assets – Class A	$ 41,794,594
Shares outstanding – Class A1	1,351,458
Net asset value per share – Class A	$30.93
Maximum offering price per share – Class A2	$32.82
Net assets – Class C	$ 6,018,478
Shares outstanding – Class C1	277,690
Net asset value per share – Class C	$21.67
Net assets – Class R6	$ 225,464,491
Shares outstanding – Class R6[1]	6,167,903
Net asset value per share – Class R6	$36.55
Net assets – Administrator Class	$ 42,317,021
Shares outstanding – Administrator Class[1]	1,247,592
Net asset value per share – Administrator Class	$33.92
Net assets – Institutional Class	$ 495,163,056
Shares outstanding – Institutional Class[1]	13,663,641
Net asset value per share – Institutional Class	$36.24
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Company Growth Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,515)	$ 3,852,675
Affiliated income allocated from affiliated Master Portfolio	100,297
Expenses allocated from affiliated Master Portfolio	(8,102,210)
Total investment income	(4,149,238)
Expenses
Management fee	501,349
Administration fees
Class A	97,971
Class C	16,747
Class R6	88,258
Administrator Class	71,567
Institutional Class	778,475
Shareholder servicing fees
Class A	116,596
Class C	19,855
Administrator Class	137,535
Distribution fee
Class C	59,250
Custody and accounting fees	28,983
Professional fees	39,591
Registration fees	25,708
Shareholder report expenses	81,302
Trustees’ fees and expenses	20,686
Other fees and expenses	11,365
Total expenses	2,095,238
Less: Fee waivers and/or expense reimbursements
Fund-level	(488,223)
Class A	(724)
Administrator Class	(11,010)
Institutional Class	(119,765)
Net expenses	1,475,516
Net investment loss	(5,624,754)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	234,292,155
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(380,610,924)
Net realized and unrealized gains (losses) on investments	(146,318,769)
Net decrease in net assets resulting from operations	$(151,943,523)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment loss		$ (5,624,754)		$ (6,950,209)
Net realized gains on investments		234,292,155		376,204,644
Net change in unrealized gains (losses) on investments		(380,610,924)		243,393,279
Net increase (decrease) in net assets resulting from operations		(151,943,523)		612,647,714
Distributions to shareholders from
Net investment income and net realized gains
Class A		(25,935,297)		(5,976,918)
Class C		(5,561,323)		(1,628,455)
Class R6		(100,466,883)		(56,097,914)
Administrator Class		(21,521,432)		(8,234,181)
Institutional Class		(248,029,970)		(121,915,798)
Total distributions to shareholders		(401,514,905)		(193,853,266)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	600,158	33,843,292	191,250	10,831,002
Class C	89,397	4,393,866	11,378	530,387
Class R6	837,876	41,916,286	1,135,839	70,387,361
Administrator Class	132,770	6,666,051	140,592	8,368,325
Institutional Class	8,331,378	426,789,587	2,938,525	180,832,983
		513,609,082		270,950,058
Reinvestment of distributions
Class A	643,072	23,980,172	99,100	5,314,718
Class C	206,792	5,422,079	34,708	1,539,630
Class R6	2,119,772	93,248,751	860,364	50,924,923
Administrator Class	525,535	21,483,861	144,949	8,217,170
Institutional Class	3,043,545	132,759,448	1,402,732	82,663,012
		276,894,311		148,659,453
Payment for shares redeemed
Class A	(611,917)	(25,389,359)	(353,897)	(19,407,294)
Class C	(200,817)	(6,158,661)	(98,121)	(4,589,705)
Class R6	(2,783,941)	(175,259,458)	(5,125,700)	(309,662,461)
Administrator Class	(366,235)	(17,779,520)	(474,181)	(27,971,851)
Institutional Class	(9,833,729)	(544,346,151)	(7,943,243)	(491,545,106)
		(768,933,149)		(853,176,417)
Net increase (decrease) in net assets resulting from capital share transactions		21,570,244		(433,566,906)
Total decrease in net assets		(531,888,184)		(14,772,458)
Net assets
Beginning of period		1,342,645,824		1,357,418,282
End of period		$ 810,757,640		$1,342,645,824
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$61.44	$46.62	$48.98	$56.66	$44.26
Net investment loss	(0.47) [1]	(0.47) [1]	(0.34) [1]	(0.36)	(0.35) [1]
Net realized and unrealized gains (losses) on investments	(5.55)	24.27	2.49	(3.22)	12.75
Total from investment operations	(6.02)	23.80	2.15	(3.58)	12.40
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$30.93	$61.44	$46.62	$48.98	$56.66
Total return[2]	(16.59)%	53.84%	3.70%	(6.13)%	28.02%
Ratios to average net assets (annualized)*
Gross expenses	1.34%	1.33%	1.32%	1.31%	1.32%
Net expenses	1.29%	1.29%	1.32%	1.31%	1.32%
Net investment loss	(1.04)%	(0.85)%	(0.69)%	(0.63)%	(0.71)%
Supplemental data
Portfolio turnover rate[3]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$41,795	$44,249	$36,534	$64,182	$76,065

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.65	$39.84	$42.75	$50.38	$39.65
Net investment loss	(0.60) [1]	(0.75) [1]	(0.61) [1]	(0.66) [1]	(0.64) [1]
Net realized and unrealized gains (losses) on investments	(3.89)	20.54	2.21	(2.87)	11.37
Total from investment operations	(4.49)	19.79	1.60	(3.53)	10.73
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$21.67	$50.65	$39.84	$42.75	$50.38
Total return[2]	(17.25)%	52.86%	2.92%	(6.82)%	27.06%
Ratios to average net assets (annualized)*
Gross expenses	2.08%	2.08%	2.07%	2.06%	2.07%
Net expenses	2.04%	2.04%	2.07%	2.06%	2.07%
Net investment loss	(1.71)%	(1.60)%	(1.44)%	(1.38)%	(1.47)%
Supplemental data
Portfolio turnover rate[3]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$6,018	$9,235	$9,336	$13,968	$19,979

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$67.95	$50.64	$52.65	$60.31	$46.91
Net investment loss	(0.26) [1]	(0.17)	(0.14) [1]	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	(6.65)	26.46	2.64	(3.44)	13.54
Total from investment operations	(6.91)	26.29	2.50	(3.56)	13.40
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$36.55	$67.95	$50.64	$52.65	$60.31
Total return	(16.24)%	54.53%	4.12%	(5.73)%	28.59%
Ratios to average net assets (annualized)*
Gross expenses	0.91%	0.90%	0.90%	0.88%	0.89%
Net expenses	0.86%	0.86%	0.89%	0.88%	0.89%
Net investment loss	(0.48)%	(0.41)%	(0.27)%	(0.20)%	(0.29)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$225,464	$407,311	$462,050	$564,516	$618,523

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$64.98	$48.87	$51.10	$58.85	$45.91
Net investment loss	(0.47) [1]	(0.44) [1]	(0.29) [1]	(0.29) [1]	(0.30) [1]
Net realized and unrealized gains (losses) on investments	(6.10)	25.53	2.57	(3.36)	13.24
Total from investment operations	(6.57)	25.09	2.28	(3.65)	12.94
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$33.92	$64.98	$48.87	$51.10	$58.85
Total return	(16.52)%	54.02%	3.80%	(6.02)%	28.19%
Ratios to average net assets (annualized)*
Gross expenses	1.26%	1.25%	1.24%	1.23%	1.24%
Net expenses	1.19%	1.19%	1.20%	1.20%	1.20%
Net investment loss	(0.93)%	(0.74)%	(0.57)%	(0.51)%	(0.60)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$42,317	$62,092	$55,917	$87,850	$114,429

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$67.62	$50.47	$52.51	$60.20	$46.85
Net investment loss	(0.27) [1]	(0.29)	(0.17) [1]	(0.15)	(0.19)
Net realized and unrealized gains (losses) on investments	(6.62)	26.42	2.64	(3.44)	13.54
Total from investment operations	(6.89)	26.13	2.47	(3.59)	13.35
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$36.24	$67.62	$50.47	$52.51	$60.20
Total return	(16.31)%	54.39%	4.07%	(5.77)%	28.50%
Ratios to average net assets (annualized)*
Gross expenses	1.01%	1.00%	1.00%	0.98%	0.99%
Net expenses	0.94%	0.94%	0.95%	0.95%	0.95%
Net investment loss	(0.51)%	(0.49)%	(0.32)%	(0.26)%	(0.35)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$495,163	$819,760	$793,581	$1,047,883	$1,169,555

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 97.57% of Allspring Small Company Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Small Company Growth Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $673,841,713 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$135,281,242
Gross unrealized losses	0
Net unrealized gains	$135,281,242
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $2,440,321 in short-term losses which will be recognized in the first day of the following fiscal year.
As of May 31, 2022, Fund had a qualified late-year ordinary loss of $2,059,048 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Growth Portfolio	Seek long-term capital appreciation	$809,122,955
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays

Allspring Small Company Growth Fund  |  21

Notes to financial statements
Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.29%
Class C	2.04
Class R6	0.86
Administrator Class	1.19
Institutional Class	0.94
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.

22  |  Allspring Small Company Growth Fund

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $3,265 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $592,969,874 and $963,276,716, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 41,089,472	$ 46,221,198
Long-term capital gain	360,425,433	147,632,068
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$48,679,352	$135,281,242	$(2,059,048)	$(2,440,321)
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate

Allspring Small Company Growth Fund  |  23

Notes to financial statements
agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Small Company Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Fund (formerly, Wells Fargo Small Company Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Growth Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 95.89%
Communication services: 0.38%
Entertainment: 0.38%
Lions Gate Entertainment Class B †	341,003	$ 3,202,018
Consumer discretionary: 8.78%
Auto components: 0.66%
Fox Factory Holding Corporation †	66,953	5,491,485
Hotels, restaurants & leisure: 2.08%
International Game Technology plc	480,152	10,284,856
Papa John's International Incorporated	78,805	6,935,628
		17,220,484
Household durables: 0.88%
Skyline Champion Corporation †	137,385	7,299,265
Leisure products: 1.57%
Callaway Golf Company †	294,181	6,386,670
Hayward Holdings Incorporated †	434,447	6,647,039
		13,033,709
Multiline retail: 0.73%
Ollie's Bargain Outlet Holdings Incorporated †	128,704	6,045,227
Specialty retail: 2.86%
Academy Sports & Outdoors Corporation	171,392	5,743,346
American Eagle Outfitters Incorporated	395,929	4,794,700
Burlington Stores Incorporated †	31,100	5,234,130
Five Below Incorporated †	33,410	4,363,012
Monro Muffler Brake Incorporated	75,053	3,559,013
		23,694,201
Consumer staples: 3.17%
Food & staples retailing: 1.04%
Performance Food Group Company †	199,871	8,662,409
Food products: 1.02%
Lamb Weston Holdings Incorporated	124,619	8,421,752
Personal products: 1.11%
e.l.f. Beauty Incorporated †	344,850	9,179,907
Energy: 0.95%
Oil, gas & consumable fuels: 0.95%
Callon Petroleum Company †	135,239	7,906,072
Financials: 9.85%
Banks: 1.10%
Triumph Bancorp Incorporated †	125,661	9,140,581
Capital markets: 3.67%
Evercore Partners Incorporated Class A	61,519	7,025,470
Focus Financial Partners Class A †	142,139	5,358,640
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Capital markets (continued)
Open Lending Corporation Class A †	150,851	$ 1,985,199
Stifel Financial Corporation	158,238	10,154,132
VIRTU Financial Incorporated Class A	226,541	5,919,516
		30,442,957
Insurance: 4.13%
BRP Group Incorporated Class A †	426,892	10,766,216
Goosehead Insurance Incorporated Class A	118,660	6,144,215
Palomar Holdings Incorporated †	129,875	8,071,731
Ryan Specialty Group Holdings Incorporated †	246,522	9,261,832
		34,243,994
Thrifts & mortgage finance: 0.95%
Essent Group Limited	183,598	7,856,158
Health care: 24.60%
Biotechnology: 4.55%
Amicus Therapeutics Incorporated †	553,823	4,220,131
Avid Bioservices Incorporated †	260,460	3,482,350
Blueprint Medicines Corporation †	77,799	4,278,945
Cytokinetics Incorporated †	120,986	4,827,341
Insmed Incorporated †	202,861	3,817,844
Ionis Pharmaceuticals Incorporated †	79,912	2,918,386
Iovance Biotherapeutics Incorporated †	158,703	1,071,245
Neurocrine Biosciences Incorporated †	55,992	5,234,692
Sarepta Therapeutics Incorporated †	58,958	4,293,322
Ultragenyx Pharmaceutical Incorporated †	76,945	3,608,721
		37,752,977
Health care equipment & supplies: 6.05%
Atricure Incorporated †	178,486	7,251,886
Axonics Incorporated †	146,646	7,332,300
BioLife Solutions Incorporated †	190,569	2,614,607
Cerus Corporation †	1,002,104	4,960,415
Conmed Corporation	75,728	8,806,409
Haemonetics Corporation †	102,869	6,507,493
Novocure Limited †	26,536	2,132,964
Silk Road Medical Incorporated †	250,877	8,334,134
ViewRay Incorporated †	776,593	2,244,354
		50,184,562
Health care providers & services: 3.51%
AMN Healthcare Services Incorporated †	81,403	7,887,953
HealthEquity Incorporated †	118,883	7,439,698
Oak Street Health Incorporated †	164,990	3,115,011
Privia Health Group Incorporated †	180,531	4,325,523
U.S. Physical Therapy Incorporated	55,908	6,294,682
		29,062,867
Health care technology: 3.54%
Allscripts Healthcare Solutions Incorporated †	408,687	6,984,461
Evolent Health Incorporated Class A †	255,804	7,195,767
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Health care technology (continued)
Omnicell Incorporated †	92,408	$ 10,272,073
Phreesia Incorporated †	271,911	4,932,466
		29,384,767
Life sciences tools & services: 6.03%
Adaptive Biotechnologies Corporation †	175,707	1,374,029
Avantor Incorporated †	392,631	12,579,897
Azenta Incorporated	77,545	5,943,049
ICON plc ADR †	76,805	17,188,191
Syneos Health Incorporated †	174,925	12,925,208
		50,010,374
Pharmaceuticals: 0.92%
Axsome Therapeutics Incorporated †	101,799	2,544,975
Pacira Biosciences Incorporated †	80,149	5,069,424
		7,614,399
Industrials: 22.01%
Aerospace & defense: 1.45%
Kratos Defense & Security Solutions Incorporated †	297,166	4,285,134
Mercury Systems Incorporated †	129,495	7,745,096
		12,030,230
Air freight & logistics: 0.67%
GXO Logistics Incorporated †	102,798	5,578,847
Airlines: 0.70%
Sun Country Airlines Holding †	246,445	5,828,424
Building products: 3.68%
A.O. Smith Corporation	53,170	3,196,580
Advanced Drainage Systems Incorporated	80,101	8,771,861
Masonite International Corporation †	95,814	8,798,600
PGT Incorporated †	251,469	5,054,527
The AZEK Company Incorporated †	221,268	4,662,117
		30,483,685
Commercial services & supplies: 1.05%
IAA Incorporated †	107,767	4,206,146
KAR Auction Services Incorporated †	283,388	4,525,706
		8,731,852
Construction & engineering: 0.83%
Dycom Industries Incorporated †	73,319	6,826,732
Electrical equipment: 1.46%
Atkore Incorporated †	65,940	7,182,185
Vicor Corporation †	73,183	4,925,216
		12,107,401
Machinery: 2.73%
Chart Industries Incorporated †	51,972	9,140,835
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Machinery (continued)
SPX Corporation †	168,053	$ 8,458,107
Wabash National Corporation	326,057	5,004,975
		22,603,917
Professional services: 6.19%
ASGN Incorporated †	114,496	10,903,454
Clarivate plc †	318,835	4,709,193
FTI Consulting Incorporated †	51,882	8,716,176
ICF International Incorporated	98,630	10,080,972
KBR Incorporated	221,337	11,013,729
Sterling Check Corporation †	317,441	5,898,054
		51,321,578
Road & rail: 1.58%
Knight-Swift Transportation Holdings Incorporated	138,626	6,742,769
Schneider National Incorporated Class B	264,554	6,386,334
		13,129,103
Trading companies & distributors: 1.67%
Boise Cascade Company	81,744	6,320,446
Core & Main Incorporated †	318,980	7,527,928
		13,848,374
Information technology: 21.70%
Communications equipment: 2.55%
Ciena Corporation †	233,711	11,877,193
Lumentum Holdings Incorporated †	107,978	9,294,746
		21,171,939
Electronic equipment, instruments & components: 1.08%
Itron Incorporated †	83,745	4,322,079
Par Technology Corporation †«	123,037	4,623,730
		8,945,809
IT services: 3.02%
EVO Payments Incorporated Class A †	279,161	6,434,661
LiveRamp Holdings Incorporated †	181,107	4,636,339
Verra Mobility Corporation †	475,333	7,581,561
WEX Incorporated †	37,706	6,420,578
		25,073,139
Semiconductors & semiconductor equipment: 3.94%
FormFactor Incorporated †	104,456	4,288,963
Onto Innovation Incorporated †	88,929	7,148,113
Silicon Motion Technology Corporation ADR	81,509	7,361,078
Synaptics Incorporated †	48,014	7,111,834
Teradyne Incorporated	61,493	6,718,725
		32,628,713
Software: 11.11%
Black Knight Incorporated †	166,431	11,302,329
Box Incorporated Class A †	361,566	9,440,488
CyberArk Software Limited †	56,304	7,820,626
Doubleverify Holdings Incorporated †	213,575	4,752,044
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Software (continued)
Jamf Holding Corporation †	266,499	$ 6,859,684
Nutanix Incorporated Class A †	259,718	4,207,432
Pagerduty Incorporated †	329,703	8,127,179
PTC Incorporated †	108,381	12,629,638
Sprout Social Incorporated Class A †	104,827	5,338,839
SS&C Technologies Holdings Incorporated	179,494	11,485,821
Zendesk Incorporated †	59,110	5,405,610
Zuora Incorporated †	467,192	4,737,327
		92,107,017
Materials: 3.41%
Chemicals: 2.53%
Aspen Aerogels Incorporated †	75,892	1,329,628
Element Solutions Incorporated	572,146	12,180,988
Orion Engineered Carbons SA	387,554	7,483,668
		20,994,284
Metals & mining: 0.88%
Steel Dynamics Incorporated	85,614	7,309,723
Real estate: 1.04%
Equity REITs: 0.72%
Ryman Hospitality Properties Incorporated †	67,086	5,990,109
Real estate management & development: 0.32%
Compass Incorporated Class A †«	447,108	2,620,053
Total Common stocks (Cost $593,924,176)		795,181,094

		Yield
Short-term investments: 4.25%
Investment companies: 4.25%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	32,660,804	32,660,804
Securities Lending Cash Investments LLC ♠∩∞		0.91	2,594,900	2,594,900
Total Short-term investments (Cost $35,255,704)				35,255,704
Total investments in securities (Cost $629,179,880)	100.14%			830,436,798
Other assets and liabilities, net	(0.14)			(1,176,700)
Total net assets	100.00%			$829,260,098

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$40,275,255	$452,951,336	$(460,565,787)	$0	$0	$ 32,660,804	32,660,804	$ 25,419
Securities Lending Cash Investments LLC	21,935,055	183,367,355	(202,707,510)	0	0	2,594,900	2,594,900	15,248 #
				$0	$0	$35,255,704		$40,667

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  31

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $2,436,672 of securities loaned), at value (cost $593,924,176)	$ 795,181,094
Investments in affiliated securities, at value (cost $35,255,704)	35,255,704
Receivable for investments sold	1,306,141
Receivable for dividends	657,698
Receivable for securities lending income, net	2,135
Prepaid expenses and other assets	27,795
Total assets	832,430,567
Liabilities
Payable upon receipt of securities loaned	2,594,900
Advisory fee payable	541,992
Trustees’ fees and expenses payable	1,415
Accrued expenses and other liabilities	32,162
Total liabilities	3,170,469
Total net assets	$829,260,098
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Small Company Growth Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $2,578)	$ 3,933,324
Income from affiliated securities	102,724
Total investment income	4,036,048
Expenses
Advisory fee	8,060,083
Custody and accounting fees	78,776
Professional fees	68,905
Interest holder report expenses	24,751
Trustees’ fees and expenses	19,821
Other fees and expenses	47,025
Total expenses	8,299,361
Net investment loss	(4,263,313)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	238,329,906
Net change in unrealized gains (losses) on investments	(388,267,734)
Net realized and unrealized gains (losses) on investments	(149,937,828)
Net decrease in net assets resulting from operations	$(154,201,141)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment loss	$ (4,263,313)	$ (4,920,462)
Net realized gains on investments	238,329,906	383,642,418
Net change in unrealized gains (losses) on investments	(388,267,734)	248,333,561
Net increase (decrease) in net assets resulting from operations	(154,201,141)	627,055,517
Capital transactions
Transactions in investors’ beneficial interests
Contributions	222,703,095	27,183,074
Withdrawals	(617,532,776)	(661,328,291)
Net decrease in net assets resulting from capital transactions	(394,829,681)	(634,145,217)
Total decrease in net assets	(549,030,822)	(7,089,700)
Net assets
Beginning of period	1,378,290,920	1,385,380,620
End of period	$ 829,260,098	$1,378,290,920
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Small Company Growth Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(16.28)%	54.64%	4.08%	(5.64)%	28.74%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.79%	0.78%	0.78%	0.78%
Net expenses	0.81%	0.79%	0.78%	0.78%	0.78%
Net investment loss	(0.42)%	(0.34)%	(0.16)%	(0.09)%	(0.18)%
Supplemental data
Portfolio turnover rate	61%	44%	41%	54%	37%
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  35

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

36  |  Allspring Small Company Growth Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $651,449,383 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$268,219,898
Gross unrealized losses	(89,232,483)
Net unrealized gains	$178,987,415
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Company Growth Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 3,202,018	$0	$0	$ 3,202,018
Consumer discretionary	72,784,371	0	0	72,784,371
Consumer staples	26,264,068	0	0	26,264,068
Energy	7,906,072	0	0	7,906,072
Financials	81,683,690	0	0	81,683,690
Health care	204,009,946	0	0	204,009,946
Industrials	182,490,143	0	0	182,490,143
Information technology	179,926,617	0	0	179,926,617
Materials	28,304,007	0	0	28,304,007
Real estate	8,610,162	0	0	8,610,162
Short-term investments
Investment companies	35,255,704	0	0	35,255,704
Total assets	$830,436,798	$0	$0	$830,436,798
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio's average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.38% of the Portfolio's average daily net assets.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

38  |  Allspring Small Company Growth Portfolio

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $607,727,482 and $987,250,379, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$1,866,494	$(1,866,494)	$0
Morgan Stanley & Company LLC	570,178	(570,178)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

Allspring Small Company Growth Portfolio  |  39

Notes to financial statements
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Allspring Small Company Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Portfolio (formerly, Wells Fargo Small Company Growth Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Growth Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $360,425,433 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $6,096,315 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $41,089,472 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Small Company Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Small Company Growth Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Small Company Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Growth Fund  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Allspring Small Company Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00233 07-22
A285/AR285 05-22

Annual Report
May 31, 2022
Allspring
Small Company Value Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Company Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Value Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in Jun,.e as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Small Company Value Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Company Value Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Small Company Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Small Company Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Gustaf Little#, Jeff Goverman, Garth R. Nisbet, CFA®‡, Craig Pieringer, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCVAX)	1-31-2002	-7.45	7.83	10.29	-1.80 ♠	9.12	10.94	1.35	1.15
Class C (SCVFX)	8-30-2002	-3.56	8.34	10.28	-2.56	8.34	10.28	2.10	1.90
Class R6 (SCVJX)[3]	10-31-2016	–	–	–	-1.41	9.56	11.31	0.92	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	-1.71	9.23	11.11	1.27	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	-1.53	9.45	11.34	1.02	0.85
Russell 2000® Value Index[4]	–	–	–	–	-7.67	7.83	10.71	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Little became a portfolio manager of the Fund on May 2, 2022.

6  |  Allspring Small Company Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2022.
■	The health care and financials sectors were the primary contributors to relative performance. Within the health care sector, stock selection and allocation effect within biotechnology contributed to relative performance, while insurance stocks were the main contributor to performance within financials.
■	The consumer discretionary and utilities sectors detracted from relative performance. Within consumer discretionary, underperformance in hotels, restaurants, and specialty retail stocks were the main detractors from performance, while an underweight position in the outperforming utilities sector also detracted from performance.
During the period, investor sentiment shifted from optimism related to the reopening of the economy to concerns over prolonged inflationary and supply chain challenges.
The major U.S. stock indexes reached all-time highs during the first week of January on the prospect of a rebounding economy following the COVID-19 pandemic. Then, almost on cue, a chorus of market challenges emerged: the Omicron variant spike in new COVID-19 cases, worsening supply chain and staffing shortages, rising inflation, a more hawkish U.S. Federal Reserve (Fed), and the outbreak of the Russia-Ukraine war. As the weight of the pandemic began to fade, the rise in inflation became a countervailing threat weighing on equity markets. Over the 12-month period, the S&P 500 Index* fell 0.30% while the Russell 2000® Value Index decreased 7.67%.
We increased exposure to defensive sectors that are more insulated from inflationary challenges.
Defensive sectors—such as utilities, consumer staples, and health care—provided opportunities in attractively valued companies where pricing power might augment future earnings through underappreciated top-line growth. Additionally, we invested in the stocks of semiconductor, technology, infrastructure, and auto parts companies supplying the electric vehicle market due to its favorable long-term growth prospects. Given the rising rate environment, we maintained healthy positions in our asset-sensitive banks, which should benefit from increasing net interest income. Conversely, we reduced positions in bond-proxy real estate investment trusts that we expect will be challenged in a rising rate environment.
Ten largest holdings (%) as of May 31, 2022[1]
Marathon Oil Corporation	2.33
Patterson-UTI Energy Incorporated	2.28
Helmerich & Payne Incorporated	1.99
Diamondback Energy Incorporated	1.98
W&T Offshore Incorporated	1.51
Grocery Outlet Holding Corporation	1.26
Comfort Systems Incorporated	1.25
Pilgrim's Pride Corporation	1.25
Sanderson Farms Incorporated	1.21
American Equity Investment Life Holding Company	1.20
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The health care and financials sectors were the primary contributors to relative performance.
Stock selection and an underweight position in the underperforming biotechnology industry contributed to performance within the health care sector. From a stock selection perspective, the shares of Chemocentryx, Inc., outperformed after receiving FDA approval of its drug avacopan, which is sold under the brand name TAVNEOS. TAVNEOS has the potential to become the standard of care in treating ANCA (anti-neutrophil cytoplasmic autoantibody)-associated vasculitis. Favorable stock selection in the portfolio's insurance and bank holdings were the primary drivers of the outperformance within financials. State Auto Financial Corp.**, a property and casualty insurance company headquartered in Columbus, Ohio, outperformed during the third quarter after Liberty Mutual Insurance offered to acquire the company for $52.00 per share in cash.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
**	This security was no longer held at the end of the reporting period.

8  |  Allspring Small Company Value Fund

Performance highlights (unaudited)
The consumer discretionary and utilities sectors detracted from relative performance.
The consumer discretionary sector detracted from performance due to pressure on leisure products, specialty retail, and homebuilding-related stocks. Additionally, an overweight position in the underperforming consumer discretionary sector hurt performance. During the period, the consumer discretionary stocks in the Russell 2000® Value Index fell by more than 26%. Underperformance from the shares of American Eagle Outfitters, Inc., weighed on the sector's returns due to fears of slowing demand in the face of rising input costs. Additionally, the utilities sector detracted from the Fund's performance due to the Fund's underweight position in the outperforming sector.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The rotation to small-cap value continues.
The increase in rates is a double-edged sword. Higher interest rates from the Fed should allow banks to charge higher rates for loans, leading to higher spreads and improved profitability. Increased profitability for the financials sector, the largest in the Russell 2000® Value Index, should boost small-cap value stocks. How effectively the Fed can execute the tricky task of tightening without forcing the economy into a recession remains. Through recent economic developments and geopolitical uncertainty, small-cap value has continued to shine. There is a reason why small-cap value has been outperforming growth: The three conditions conducive to small-cap value outperformance—economic growth, rising inflation, and increasing rates—have all continued. We also believe that high uncertainty and volatility combine for a compelling case to stay with quality, as is our practice. In summary, we are optimistic about the prospects for our corner of small-cap value.

Allspring Small Company Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 979.10	$5.58	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69	1.13%
Class C
Actual	$1,000.00	$ 975.00	$9.36	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class R6
Actual	$1,000.00	$ 981.02	$3.70	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Administrator Class
Actual	$1,000.00	$ 979.32	$5.18	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Institutional Class
Actual	$1,000.00	$ 980.32	$4.20	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Small Company Value Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.91%
Affiliated master portfolio: 99.91%
Allspring Small Company Value Portfolio		$ 525,166,582
Total Investment companies (Cost $421,028,133)		525,166,582
Total investments in securities (Cost $421,028,133)	99.91%	525,166,582
Other assets and liabilities, net	0.09	496,260
Total net assets	100.00%	$525,662,842
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	85.41%	88.09%	$54,078,544	$(68,307,228)	$7,691,503	$30,435	$525,166,582
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $421,028,133)	$ 525,166,582
Cash	24,659
Receivable for Fund shares sold	682,541
Receivable from manager	49,418
Prepaid expenses and other assets	124,247
Total assets	526,047,447
Liabilities
Payable for Fund shares redeemed	182,540
Shareholder servicing fees payable	82,976
Administration fees payable	80,552
Trustees’ fees and expenses payable	3,529
Distribution fee payable	1,399
Accrued expenses and other liabilities	33,609
Total liabilities	384,605
Total net assets	$525,662,842
Net assets consist of
Paid-in capital	$ 414,615,019
Total distributable earnings	111,047,823
Total net assets	$525,662,842
Computation of net asset value and offering price per share
Net assets – Class A	$ 376,071,836
Shares outstanding – Class A1	10,965,333
Net asset value per share – Class A	$34.30
Maximum offering price per share – Class A2	$36.39
Net assets – Class C	$ 2,278,190
Shares outstanding – Class C1	76,473
Net asset value per share – Class C	$29.79
Net assets – Class R6	$ 8,020,811
Shares outstanding – Class R6[1]	226,225
Net asset value per share – Class R6	$35.46
Net assets – Administrator Class	$ 23,812,842
Shares outstanding – Administrator Class[1]	677,467
Net asset value per share – Administrator Class	$35.15
Net assets – Institutional Class	$ 115,479,163
Shares outstanding – Institutional Class[1]	3,271,225
Net asset value per share – Institutional Class	$35.30
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Company Value Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $12,036)	$ 7,691,503
Affiliated income allocated from affiliated Master Portfolio	30,435
Expenses allocated from affiliated Master Portfolio	(4,381,960)
Waivers allocated from affiliated Master Portfolio	468,526
Total investment income	3,808,504
Expenses
Management fee	264,623
Administration fees
Class A	839,906
Class C	6,140
Class R6	2,367
Administrator Class	37,985
Institutional Class	116,036
Shareholder servicing fees
Class A	999,889
Class C	7,296
Administrator Class	73,038
Distribution fee
Class C	21,886
Custody and accounting fees	13,922
Professional fees	49,829
Registration fees	63,119
Shareholder report expenses	85,902
Trustees’ fees and expenses	20,687
Other fees and expenses	136,483
Total expenses	2,739,108
Less: Fee waivers and/or expense reimbursements
Fund-level	(752,385)
Class A	(159,982)
Class C	(877)
Administrator Class	(14,610)
Net expenses	1,811,254
Net investment income	1,997,250
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolio	54,078,544
Litigation payments	1,728,343
Net realized gains on investments	55,806,887
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(68,307,228)
Net realized and unrealized gains (losses) on investments	(12,500,341)
Net decrease in net assets resulting from operations	$(10,503,091)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 1,997,250		$ 1,435,966
Net realized gains on investments		55,806,887		29,216,420
Net change in unrealized gains (losses) on investments		(68,307,228)		204,433,580
Net increase (decrease) in net assets resulting from operations		(10,503,091)		235,085,966
Distributions to shareholders from
Net investment income and net realized gains
Class A		(23,780,784)		(1,293,657)
Class C		(208,181)		0
Class R6		(352,499)		(57,563)
Administrator Class		(1,952,485)		(111,552)
Institutional Class		(4,608,431)		(291,793)
Total distributions to shareholders		(30,902,380)		(1,754,565)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	656,676	24,000,526	941,668	26,856,731
Class C	19,681	658,109	13,195	384,992
Class R6	189,729	7,081,211	191,063	5,140,970
Administrator Class	415,003	15,666,878	324,601	9,607,503
Institutional Class	2,016,490	74,654,109	788,867	24,838,642
		122,060,833		66,828,838
Reinvestment of distributions
Class A	658,773	23,358,988	44,468	1,263,434
Class C	6,753	208,181	0	0
Class R6	9,588	352,499	1,957	57,318
Administrator Class	52,212	1,898,392	3,678	106,887
Institutional Class	124,652	4,555,015	9,851	287,148
		30,373,075		1,714,787
Payment for shares redeemed
Class A	(1,505,117)	(54,479,971)	(2,387,672)	(63,689,654)
Class C	(53,609)	(1,691,679)	(149,932)	(3,213,714)
Class R6	(208,117)	(7,991,882)	(258,998)	(7,165,322)
Administrator Class	(651,213)	(24,288,201)	(194,898)	(5,830,131)
Institutional Class	(761,649)	(28,166,610)	(472,719)	(13,399,558)
		(116,618,343)		(93,298,379)
Net increase (decrease) in net assets resulting from capital share transactions		35,815,565		(24,754,754)
Total increase (decrease) in net assets		(5,589,906)		208,576,647
Net assets
Beginning of period		531,252,748		322,676,101
End of period		$ 525,662,842		$531,252,748
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.11	$20.91	$24.22	$28.60	$24.01
Net investment income	0.12 [1]	0.09	0.18 [1]	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.71)	16.22	(3.35)	(4.31)	4.58
Total from investment operations	(0.59)	16.31	(3.17)	(4.22)	4.67
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.14)	(0.16)	(0.08)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.22)	(0.11)	(0.14)	(0.16)	(0.08)
Net asset value, end of period	$34.30	$37.11	$20.91	$24.22	$28.60
Total return[2]	(1.77)%	77.80%	(13.25)%	(14.72)%	19.48%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.32%	1.32%	1.49%	1.47%
Net expenses	1.14%	1.14%	1.13%	1.15%	1.33%
Net investment income	0.33%	0.33%	0.74%	0.38%	0.46%
Supplemental data
Portfolio turnover rate[3]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$376,072	$414,013	$262,574	$11,902	$15,665

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$32.69	$18.43	$21.48	$25.38	$21.40
Net investment income (loss)	(0.12) [1]	(0.07) [1]	0.01 [1]	(0.08) [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	(0.64)	14.33	(3.00)	(3.82)	4.05
Total from investment operations	(0.76)	14.26	(2.99)	(3.90)	3.98
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.14)	0.00	(0.06)	0.00	0.00
Net asset value, end of period	$29.79	$32.69	$18.43	$21.48	$25.38
Total return[2]	(2.56)%	76.80%	(13.98)%	(15.37)%	18.60%
Ratios to average net assets (annualized)*
Gross expenses	2.07%	2.06%	2.08%	2.22%	2.21%
Net expenses	1.90%	1.90%	1.90%	1.90%	2.08%
Net investment income (loss)	(0.39)%	(0.29)%	0.02%	(0.35)%	(0.29)%
Supplemental data
Portfolio turnover rate[3]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$2,278	$3,388	$4,431	$1,099	$1,980

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.33	$21.56	$24.92	$29.44	$24.69
Net investment income	0.33	0.20	0.31	0.21 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.80)	16.78	(3.50)	(4.45)	4.65
Total from investment operations	(0.47)	16.98	(3.19)	(4.24)	4.94
Distributions to shareholders from
Net investment income	(0.26)	(0.21)	(0.17)	(0.28)	(0.19)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.40)	(0.21)	(0.17)	(0.28)	(0.19)
Net asset value, end of period	$35.46	$38.33	$21.56	$24.92	$29.44
Total return	(1.41)%	78.63%	(12.97)%	(14.38)%	20.03%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.89%	0.90%	1.09%	1.03%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.88%
Net investment income	0.71%	0.73%	1.22%	0.77%	1.04%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$8,021	$9,007	$6,491	$731	$322

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.98	$21.40	$24.80	$29.23	$24.53
Net investment income	0.17 [1]	0.10 [1]	0.21 [1]	0.14 [1]	0.20
Net realized and unrealized gains (losses) on investments	(0.75)	16.62	(3.43)	(4.43)	4.63
Total from investment operations	(0.58)	16.72	(3.22)	(4.29)	4.83
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.18)	(0.14)	(0.13)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.25)	(0.14)	(0.18)	(0.14)	(0.13)
Net asset value, end of period	$35.15	$37.98	$21.40	$24.80	$29.23
Total return	(1.71)%	77.91%	(13.18)%	(14.65)%	19.71%
Ratios to average net assets (annualized)*
Gross expenses	1.24%	1.24%	1.32%	1.35%	1.38%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.19%
Net investment income	0.45%	0.35%	0.82%	0.49%	0.59%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$23,813	$32,721	$15,581	$13,905	$60,379

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.13	$21.46	$24.86	$29.40	$24.68
Net investment income	0.20 [1]	0.15 [1]	0.25	0.19 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.71)	16.70	(3.43)	(4.45)	4.69
Total from investment operations	(0.51)	16.85	(3.18)	(4.26)	4.90
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.22)	(0.28)	(0.18)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.32)	(0.18)	(0.22)	(0.28)	(0.18)
Net asset value, end of period	$35.30	$38.13	$21.46	$24.86	$29.40
Total return	(1.53)%	78.39%	(13.03)%	(14.46)%	19.90%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	0.99%	1.07%	1.14%	1.14%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.99%
Net investment income	0.54%	0.52%	1.04%	0.68%	0.78%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$115,479	$72,123	$33,600	$33,116	$60,973

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 88.09% of Allspring Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Small Company Value Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $434,427,355 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$90,739,227
Gross unrealized losses	0
Net unrealized gains	$90,739,227
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $651,024 in short-term losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Value Portfolio	Seek long-term capital appreciation	$525,166,582
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring Small Company Value Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.15%
Class C	1.90
Class R6	0.75
Administrator Class	1.05
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring

22  |  Allspring Small Company Value Fund

Notes to financial statements
Funds Distributor received $2,173 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $370,336,291 and $375,792,864, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$11,642,015	$1,754,565
Long-term capital gain	19,260,365	0
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$62,138	$20,897,482	$90,739,227	$(651,024)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

Allspring Small Company Value Fund  |  23

Notes to financial statements
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Small Company Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Fund (formerly, Wells Fargo Small Company Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Value Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 98.98%
Consumer discretionary: 8.49%
Auto components: 1.03%
Patrick Industries Incorporated	71,578	$ 4,302,554
Standard Motor Products Incorporated	46,580	1,860,871
		6,163,425
Hotels, restaurants & leisure: 1.66%
Dine Brands Global Incorporated	79,185	5,819,306
Wyndham Hotels & Resorts Incorporated	51,034	4,089,354
		9,908,660
Household durables: 0.48%
GoPro Incorporated Class A †	417,461	2,884,656
Internet & direct marketing retail: 0.18%
Overstock.com Incorporated †	34,609	1,072,533
Leisure products: 1.65%
Johnson Outdoors Incorporated Class A	63,317	4,126,369
Malibu Boats Incorporated Class A †	97,944	5,739,518
		9,865,887
Specialty retail: 2.43%
American Eagle Outfitters Incorporated «	202,860	2,456,635
Bed Bath & Beyond Incorporated †«	87,011	752,645
Destination XL Group Incorporated †	304,397	1,424,578
Dick's Sporting Goods Incorporated «	60,549	4,918,395
Shoe Carnival Incorporated	180,244	4,913,451
		14,465,704
Textiles, apparel & luxury goods: 1.06%
Lakeland Industries Incorporated †	138,005	2,456,489
Rocky Brands Incorporated	102,368	3,833,682
		6,290,171
Consumer staples: 6.46%
Food & staples retailing: 1.92%
Grocery Outlet Holding Corporation †	196,732	7,524,999
Sprouts Farmers Market Incorporated †	144,727	3,920,654
		11,445,653
Food products: 4.54%
Cal-Maine Foods Incorporated	124,689	5,951,406
Flowers Foods Incorporated	233,212	6,436,651
Pilgrim's Pride Corporation †	223,618	7,450,952
Sanderson Farms Incorporated	36,327	7,247,237
		27,086,246
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Energy: 10.10%
Energy equipment & services: 4.28%
Helmerich & Payne Incorporated	235,741	$ 11,869,559
Patterson-UTI Energy Incorporated	713,904	13,621,288
		25,490,847
Oil, gas & consumable fuels: 5.82%
Diamondback Energy Incorporated	77,660	11,805,873
Marathon Oil Corporation	442,168	13,897,340
W&T Offshore Incorporated †	1,339,680	9,016,046
		34,719,259
Financials: 22.67%
Banks: 14.98%
Ameris Bancorp	138,912	6,332,998
Atlantic Union Bankshares Corporation	171,046	6,031,082
Banc of California Incorporated	264,468	5,088,364
Banner Corporation	108,268	6,291,453
FB Financial Corporation	132,233	5,556,431
First Foundation Incorporated	252,215	5,687,448
First Interstate BancSystem Class A	115,025	4,379,002
Great Southern Bancorp Incorporated	84,423	5,010,505
Heritage Financial Corporation	196,286	5,123,065
Homestreet Incorporated	95,770	3,860,489
Independent Bank Corporation	186,700	3,698,527
OceanFirst Financial Corporation	211,336	4,262,647
OFG Bancorp	200,048	5,669,360
Synovus Financial Corporation	133,262	5,683,624
Umpqua Holdings Corporation	324,469	5,726,878
Univest Financial Corporation	188,307	4,990,136
Western Alliance Bancorp	72,737	5,918,610
		89,310,619
Capital markets: 1.10%
Piper Sandler Companies	49,726	6,553,390
Diversified financial services: 1.08%
A-Mark Precious Metals Incorporated	51,438	3,910,831
Jackson Financial Incorporation Class A	69,300	2,523,213
		6,434,044
Insurance: 2.89%
American Equity Investment Life Holding Company	177,335	7,139,507
Horace Mann Educators Corporation	118,027	4,775,372
United Fire Group Incorporated	163,287	5,292,132
		17,207,011
Mortgage REITs: 1.38%
AGNC Investment Corporation	338,522	4,140,124
Annaly Capital Management Incorporated	620,953	4,104,499
		8,244,623
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Thrifts & mortgage finance: 1.24%
Axos Financial Incorporated †	68,798	$ 2,659,043
Walker & Dunlop Incorporated	44,712	4,753,333
		7,412,376
Health care: 7.77%
Biotechnology: 0.51%
Chemocentryx Incorporated †	40,559	903,249
Eagle Pharmaceuticals Incorporated †	45,520	2,125,784
		3,029,033
Health care equipment & supplies: 2.30%
AngioDynamics Incorporated †	63,632	1,249,096
EDAP TMS SA ADR †«	127,295	938,164
ICU Medical Incorporated †	15,598	2,833,221
Masimo Corporation †	33,134	4,653,008
Merit Medical Systems Incorporated †	65,817	4,040,506
		13,713,995
Health care providers & services: 4.33%
Addus Homecare Corporation †	29,396	2,454,566
AMN Healthcare Services Incorporated †	39,383	3,816,213
Brookdale Senior Living Incorporated †	617,085	3,517,385
Option Care Health Incorporated †	155,231	4,712,813
Premier Incorporated Class A	86,190	3,224,368
The Ensign Group Incorporated	48,804	3,961,421
U.S. Physical Therapy Incorporated	36,762	4,139,034
		25,825,800
Health care technology: 0.63%
Computer Programs & Systems Incorporated †	83,805	2,672,541
Teladoc Incorporated †«	31,544	1,075,335
		3,747,876
Industrials: 16.12%
Air freight & logistics: 0.37%
Radiant Logistics Incorporated †	335,266	2,222,814
Airlines: 0.69%
Alaska Air Group Incorporated †	84,823	4,093,558
Building products: 1.38%
CSW Industrials Incorporated	43,113	4,575,152
Zurn Water Solutions Corporation	127,475	3,673,830
		8,248,982
Commercial services & supplies: 1.12%
ABM Industries Incorporated	138,698	6,706,046
Construction & engineering: 4.25%
Comfort Systems Incorporated	83,255	7,469,639
Great Lakes Dredge & Dock Company †	366,333	5,385,095
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Construction & engineering (continued)
MYR Group Incorporated †	74,309	$ 6,807,447
Sterling Construction Company Incorporated †	230,407	5,670,316
		25,332,497
Electrical equipment: 1.71%
Atkore Incorporated †	42,968	4,680,075
Regal Rexnord Corporation	43,973	5,494,426
		10,174,501
Machinery: 4.29%
Columbus McKinnon Corporation	91,398	3,084,683
Federal Signal Corporation	136,616	4,795,222
Hillenbrand Incorporated	134,957	5,646,601
Kadant Incorporated	29,983	5,549,853
Miller Industries Incorporated	91,135	2,249,212
The Shyft Group Incorporated	190,426	4,225,553
		25,551,124
Professional services: 1.39%
CBIZ Incorporated †	169,317	6,935,224
Mastech Digital Incorporated †	76,686	1,378,431
		8,313,655
Road & rail: 0.92%
Arcbest Corporation	72,233	5,462,982
Information technology: 8.67%
Electronic equipment, instruments & components: 3.78%
ePlus Incorporated †	82,831	4,699,831
Insight Enterprises Incorporated †	53,337	5,270,762
Methode Electronics Incorporated	115,075	5,184,129
PC Connection Incorporated	62,531	2,795,761
Sanmina Corporation †	104,271	4,576,454
		22,526,937
IT services: 1.44%
EPAM Systems Incorporated †	18,587	6,292,071
TTEC Holdings Incorporated	34,337	2,315,687
		8,607,758
Semiconductors & semiconductor equipment: 2.89%
Cirrus Logic Incorporated †	40,118	3,271,222
Diodes Incorporated †	36,380	2,801,624
FormFactor Incorporated †	76,285	3,132,262
Ichor Holdings Limited †	75,692	2,288,926
MKS Instruments Incorporated	22,176	2,738,736
Onto Innovation Incorporated †	37,067	2,979,445
		17,212,215
Software: 0.56%
Cerence Incorporated †	57,624	1,830,138
NCR Corporation †	43,492	1,508,737
		3,338,875
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Materials: 6.48%
Chemicals: 3.06%
Advansix Incorporated	85,916	$ 3,980,488
Hawkins Incorporated	147,238	5,324,126
Ingevity Corporation †	19,821	1,381,127
Intrepid Potash Incorporated †	18,064	1,189,876
Minerals Technologies Incorporated	48,009	3,181,076
Stepan Company	28,269	3,169,238
		18,225,931
Construction materials: 1.02%
Eagle Materials Incorporated	46,667	6,092,844
Containers & packaging: 0.86%
UFP Technologies Incorporated †	67,331	5,147,455
Metals & mining: 1.54%
Royal Gold Incorporated	30,146	3,408,910
Schnitzer Steel Industries Incorporated Class A	60,684	2,464,984
SSR Mining Incorporated	168,528	3,274,499
		9,148,393
Real estate: 7.83%
Equity REITs: 7.83%
Agree Realty Corporation	54,851	3,815,984
Armada Hoffler Properties Incorporated	270,135	3,722,460
Centerspace REIT	44,672	3,706,883
Global Medical REIT Incorporated	280,954	3,652,402
Independence Realty Trust Incorporated	96,184	2,261,286
Lexington Corporate Properties Trust	327,017	3,780,317
One Liberty Properties Incorporated	136,640	3,748,035
Outfront Media Incorporated	169,397	3,494,660
PotlatchDeltic Corporation	62,619	3,284,993
Retail Opportunity Investment Corporation	219,167	3,960,348
RLJ Lodging Trust	269,089	3,613,865
STAG Industrial Incorporated	115,360	3,841,488
Summit Hotel Properties Incorporated †	432,887	3,783,432
		46,666,153
Utilities: 4.39%
Electric utilities: 4.39%
Hawaiian Electric Industries Incorporated	150,384	6,492,077
IDACORP Incorporated	59,399	6,475,679
Pinnacle West Capital Corporation	86,552	6,720,763
Portland General Electric Company	131,774	6,489,870
		26,178,389
Total Common stocks (Cost $450,637,565)		590,122,917

The accompanying notes are an integral part of these financial statements.

30  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Expiration date	Shares	Value
Warrants: 0.00%
Energy: 0.00%
Energy equipment & services: 0.00%
Parker Drilling Company ♦†	9-16-2024	8,457	$ 338
Total Warrants (Cost $0)			338

		Yield
Short-term investments: 2.21%
Investment companies: 2.21%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	5,144,446	5,144,446
Securities Lending Cash Investments LLC ♠∩∞		0.91	8,022,300	8,022,300
Total Short-term investments (Cost $13,166,746)				13,166,746
Total investments in securities (Cost $463,804,311)	101.19%			603,290,001
Other assets and liabilities, net	(1.19)			(7,097,363)
Total net assets	100.00%			$596,192,638

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,823,369	$112,362,300	$(113,041,223)	$0	$0	$ 5,144,446	5,144,446	$ 5,909
Securities Lending Cash Investments LLC	1,657,815	127,360,639	(120,996,154)	0	0	8,022,300	8,022,300	6,859 #
				$0	$0	$13,166,746		$12,768

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  31

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $7,438,651 of securities loaned), at value (cost $450,637,565)	$ 590,123,255
Investments in affiliated securities, at value (cost $13,166,746)	13,166,746
Receivable for investments sold	777,535
Receivable for dividends	460,727
Receivable for securities lending income, net	1,327
Prepaid expenses and other assets	34,809
Total assets	604,564,399
Liabilities
Payable upon receipt of securities loaned	8,022,300
Advisory fee payable	343,245
Accrued expenses and other liabilities	6,216
Total liabilities	8,371,761
Total net assets	$596,192,638
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Small Company Value Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $13,865)	$ 8,913,830
Income from affiliated securities	35,192
Total investment income	8,949,022
Expenses
Advisory fee	4,866,056
Custody and accounting fees	56,942
Professional fees	73,087
Interest holder report expenses	32,987
Trustees’ fees and expenses	19,821
Other fees and expenses	19,801
Total expenses	5,068,694
Less: Fee waivers and/or expense reimbursements	(541,751)
Net expenses	4,526,943
Net investment income	4,422,079
Realized and unrealized gains (losses) on investments
Net realized gains on investments	64,991,534
Net change in unrealized gains (losses) on investments	(80,777,394)
Net realized and unrealized gains (losses) on investments	(15,785,860)
Net decrease in net assets resulting from operations	$(11,363,781)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,422,079	$ 3,476,701
Net realized gains on investments	64,991,534	37,164,709
Net change in unrealized gains (losses) on investments	(80,777,394)	242,793,164
Net increase (decrease) in net assets resulting from operations	(11,363,781)	283,434,574
Capital transactions
Transactions in investors’ beneficial interests
Contributions	74,799,145	44,706,834
Withdrawals	(87,265,392)	(109,788,132)
Net decrease in net assets resulting from capital transactions	(12,466,247)	(65,081,298)
Total increase (decrease) in net assets	(23,830,028)	218,353,276
Net assets
Beginning of period	620,022,666	401,669,390
End of period	$596,192,638	$ 620,022,666
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Small Company Value Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(1.78)%	78.76%	(13.74)%	(14.51)%	20.10%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.86%	0.85%
Net expenses[1]	0.74%	0.74%	0.74%	0.75%	0.84%
Net investment income	0.72%	0.71%	1.15%	0.80%	0.87%
Supplemental data
Portfolio turnover rate	70%	62%	78%	168%	144%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  35

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

36  |  Allspring Small Company Value Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $475,248,837 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$150,278,109
Gross unrealized losses	(22,236,945)
Net unrealized gains	$128,041,164
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Company Value Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 50,651,036	$ 0	$0	$ 50,651,036
Consumer staples	38,531,899	0	0	38,531,899
Energy	60,210,106	0	0	60,210,106
Financials	135,162,063	0	0	135,162,063
Health care	46,316,704	0	0	46,316,704
Industrials	96,106,159	0	0	96,106,159
Information technology	51,685,785	0	0	51,685,785
Materials	38,614,623	0	0	38,614,623
Real estate	46,666,153	0	0	46,666,153
Utilities	26,178,389	0	0	26,178,389
Warrants
Energy	0	338	0	338
Short-term investments
Investment companies	13,166,746	0	0	13,166,746
Total assets	$603,289,663	$338	$0	$603,290,001
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

38  |  Allspring Small Company Value Portfolio

Notes to financial statements
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $420,422,353 and $426,616,900, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$4,631,575	$(4,631,575)	$0
Citigroup Global Markets Incorporated	110,550	(110,550)	0
JPMorgan Securities LLC	1,019,291	(1,019,291)	0
Morgan Stanley & Company LLC	1,677,235	(1,677,235)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Allspring Small Company Value Portfolio  |  39

Notes to financial statements
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Allspring Small Company Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Portfolio (formerly, Wells Fargo Small Company Value Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Value Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 50% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $19,260,365 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $5,862,958 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $3,358 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $10,181,981 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Small Company Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Small Company Value Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Small Company Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Value Fund  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Allspring Small Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00234 07-22
A286/AR286 05-22

Annual Report
May 31, 2022
Allspring Core Bond Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Core Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Bond Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Core Bond Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Core Bond Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Core Bond Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Core Bond Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MBFAX)	10-31-2001	-13.03	-0.07	1.09	-8.95	0.85	1.55	0.83	0.78
Class C (MBFCX)	10-31-2001	-10.65	0.10	0.94	-9.65	0.10	0.94	1.58	1.53
Class R (WTRRX)	7-9-2010	–	–	–	-9.09	0.66	1.33	1.08	1.03
Class R4 (MBFRX)[3]	11-30-2012	–	–	–	-8.74	1.13	1.83	0.60	0.52
Class R6 (WTRIX)[4]	11-30-2012	–	–	–	-8.61	1.26	1.97	0.45	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	-8.90	0.93	1.63	0.77	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	-8.59	1.23	1.92	0.50	0.42
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-8.22	1.18	1.71	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 1.03% for Class R, 0.52% for Class R4, 0.37% for Class R6, 0.70% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R4 shares would be higher.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Core Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Core Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2022.
■	Security selection in mortgage-backed securities (MBS) and asset-backed securities (ABS) drove the negative attribution for this 12-month period, while the positive effects of security selection in credit provided a solid offset.
■	Sector allocation was neutral to performance, as the negative impacts of being overweight credit and ABS were mostly offset by an underweight to MBS and, to a lesser extent, commercial mortgage-backed securities (CMBS) versus the benchmark.
U.S. economic growth appears to have stabilized, yet downside risks seem likely to persist.
Manufacturing surveys have steadied at expansionary levels but services surveys, on the other hand, have continued to slow as a broad range of categories that benefited from the economy’s reopening are showing normalization of activity, even if pent-up demand for segments like travel should remain, substituting from merchandise goods. Consumer confidence remains on the weak side as inflation pinches budgets, well exceeding wage gains, though retail sales appeared to demonstrate overall resilience. Housing is showing early signs of a slowdown, particularly for new and existing home sales, especially as rising mortgage rates could be tempering affordability in a tight market. Corporate capital expenditures and research and development could also be at risk of a slowdown, given caution in earnings guidance. Employment growth has also slowed as some employers focus on improving productivity in the face of rising unit labor costs.
Ten largest holdings (%) as of May 31, 2022[1]
U.S. Treasury Note, 2.75%, 4-30-2027	2.51
U.S. Treasury Note, 2.75%, 5-15-2025	2.27
U.S. Treasury Bond, 1.75%, 8-15-2041	1.66
FNMA, 5.00%, 8-11-2052	1.58
U.S. Treasury Bond, 1.38%, 11-15-2040	1.56
U.S. Treasury Note, 0.25%, 9-30-2025	1.56
U.S. Treasury Note, 2.88%, 5-15-2032	1.48
U.S. Treasury Note, 1.50%, 8-15-2026	1.42
U.S. Treasury Note, 0.25%, 8-31-2025	1.38
FNMA, 4.00%, 7-14-2052	1.32
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
International growth could potentially contribute going forward, especially amid signs of improvement in foreign exchange markets and a potential rethinking around China’s zero-COVID-19 strategy, while Europe remains a risk. A historically wide U.S. trade deficit, which has spiked on commodity import costs, suggests an overreliance on imports of merchandise, industrial supplies, and commodities, with an ongoing national security need to find new sources for some aspects of production. On balance, a reversal of seasonal and technical factors that weighed on first-quarter growth, such as a drawdown of inventories, coupled with relatively steady, yet slowing, demand factors, should suggest a low positive growth rate for gross domestic product for the second quarter, with risks to estimates being downside-biased.
Given recent market volatility amid rapidly shifting expectations on monetary policy, investors now seem more comfortable with clarity provided by the U.S. Federal Reserve’s (Fed) forward guidance on the path of rate hikes and commitment to an orderly and predictable run-down of securities holdings and data on growth and inflation has improved somewhat. Nonetheless, investors will need to be vigilant around risks that are present in persistent inflation, slowing growth, Russia’s invasion of Ukraine, and a Fed that is anticipating that financial conditions would need to tighten further to address inflationary risks.
Portfolio composition as of May 31, 2022[1]
[1]	Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Yields have risen as central banks have moved to address inflation risks, and the forward curve now seems to be pricing in a fairly aggressive path of rate hikes, including the risk of

8  |  Allspring Core Bond Fund

Performance highlights (unaudited)
above-neutral rates by year-end. As a result, some value has emerged in front-end Treasuries, especially if there’s downside risk to growth or if inflation comes down more rapidly in future periods. Still, the minutes from the recent Fed meetings and comments from policy officials highlight that some further tightening of financial conditions could need to occur to align economic demand to constrained supply, whether in the form of additional rate hikes beyond those currently expected or retraction of liquidity that affects costs of credit and equity. Economic and financial market impacts from recent moves in yield curves, particularly on housing finance and more leveraged credit products, might not be fully understood at this time and could play out over the summer months, highlighting potential pain ahead. Business leaders seem to be pivoting toward preparing for an economic downturn. Notably, a pullback in business investment as opposed to consumer spending would highlight ongoing economic imbalances. Elevated volatility seems likely to persist, as economic cycles become shorter and more prone to shocks.
Consistent with our bottom-up process, we maintain a neutral duration. We have increased our overweight to ABS, seeing value in the higher-quality segments of the market following recent spread widening. Similarly, we have decreased our underweight to agency MBS as we found a few opportunities to add in front of the Fed’s reduction of its balance sheet at more attractive spreads. We have reduced our overweight to credit, especially as new issue supply slowed during May and as spreads performed into month-end, and within credit, we have positioned for somewhat higher overall quality. We remain lightly positioned in CMBS, favoring other spread sectors and anticipating some dislocations in commercial real estate valuations on a property-level basis as we move forward. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Allspring Core Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 904.23	$3.70	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$ 900.58	$7.25	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$ 903.45	$4.13	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38	0.87%
Class R4
Actual	$1,000.00	$ 905.08	$2.47	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$ 905.68	$1.76	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$ 904.31	$3.28	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.49	$3.48	0.69%
Institutional Class
Actual	$1,000.00	$ 905.45	$2.00	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Core Bond Fund

Fund expenses (unaudited)

Allspring Core Bond Fund  |  11

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.08%
Affiliated master portfolio: 100.08%
Allspring Core Bond Portfolio		$ 4,605,920,600
Total Investment companies (Cost $4,931,895,745)		4,605,920,600
Total investments in securities (Cost $4,931,895,745)	100.08%	4,605,920,600
Other assets and liabilities, net	(0.08)	(3,749,925)
Total net assets	100.00%	$4,602,170,675
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	94.49%	94.49%	$(160,127,410)	$(336,112,120)	$84,935,574	$189,256	$4,605,920,600
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Core Bond Fund

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $4,931,895,745)	$ 4,605,920,600
Receivable for Fund shares sold	4,319,379
Receivable from manager	100,531
Prepaid expenses and other assets	116,662
Total assets	4,610,457,172
Liabilities
Payable for Fund shares redeemed	6,970,511
Dividends payable	862,656
Administration fees payable	268,389
Distribution fees payable	5,282
Trustees’ fees and expenses payable	895
Accrued expenses and other liabilities	178,764
Total liabilities	8,286,497
Total net assets	$4,602,170,675
Net assets consist of
Paid-in capital	$ 5,125,148,836
Total distributable loss	(522,978,161)
Total net assets	$4,602,170,675
Computation of net asset value and offering price per share
Net assets – Class A	$ 324,431,219
Shares outstanding – Class A1	27,018,137
Net asset value per share – Class A	$12.01
Maximum offering price per share – Class A2	$12.58
Net assets – Class C	$ 7,805,540
Shares outstanding – Class C1	656,979
Net asset value per share – Class C	$11.88
Net assets – Class R	$ 1,449,082
Shares outstanding – Class R1	123,809
Net asset value per share – Class R	$11.70
Net assets – Class R4	$ 1,567,322
Shares outstanding – Class R4[1]	133,936
Net asset value per share – Class R4	$11.70
Net assets – Class R6	$ 1,643,352,758
Shares outstanding – Class R6[1]	140,547,560
Net asset value per share – Class R6	$11.69
Net assets – Administrator Class	$ 177,304,540
Shares outstanding – Administrator Class[1]	15,148,270
Net asset value per share – Administrator Class	$11.70
Net assets – Institutional Class	$ 2,446,260,214
Shares outstanding – Institutional Class[1]	209,294,240
Net asset value per share – Institutional Class	$11.69
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  13

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $219)	$ 84,935,574
Affiliated income allocated from affiliated Master Portfolio	189,256
Expenses allocated from affiliated Master Portfolio	(17,983,414)
Waivers allocated from affiliated Master Portfolio	23,171
Total investment income	67,164,587
Expenses
Management fee	2,507,030
Administration fees
Class A	573,417
Class C	16,996
Class R	2,573
Class R4	1,403
Class R6	535,802
Administrator Class	210,631
Institutional Class	2,136,247
Shareholder servicing fees
Class A	895,964
Class C	26,469
Class R	2,801
Class R4	1,749
Administrator Class	483,181
Distribution fees
Class C	79,385
Class R	2,801
Custody and accounting fees	145,074
Professional fees	40,164
Registration fees	59,888
Shareholder report expenses	38,522
Trustees’ fees and expenses	20,687
Other fees and expenses	43,848
Total expenses	7,824,632
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,060,004)
Class A	(33,070)
Class C	(4)
Class R4	(573)
Class R6	(535,802)
Administrator Class	(18,894)
Institutional Class	(880,933)
Net expenses	4,295,352
Net investment income	62,869,235
Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(160,127,410)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(336,112,120)
Net realized and unrealized gains (losses) on investments	(496,239,530)
Net decrease in net assets resulting from operations	$(433,370,295)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Core Bond Fund

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 62,869,235		$ 68,755,092
Net realized gains (losses) on investments		(160,127,410)		124,275,417
Net change in unrealized gains (losses) on investments		(336,112,120)		(163,776,116)
Net increase (decrease) in net assets resulting from operations		(433,370,295)		29,254,393
Distributions to shareholders from
Net investment income and net realized gains
Class A		(6,433,689)		(18,390,567)
Class C		(110,382)		(826,028)
Class R		(26,649)		(109,006)
Class R4		(36,787)		(255,450)
Class R6		(39,431,641)		(147,643,160)
Administrator Class		(4,031,398)		(13,932,917)
Institutional Class		(58,058,159)		(162,044,711)
Total distributions to shareholders		(108,128,705)		(343,201,839)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,702,453	48,486,367	12,273,258	169,431,477
Class C	108,019	1,407,245	429,511	6,062,121
Class R	34,646	423,424	42,683	585,880
Class R4	28,978	375,499	73,596	1,019,265
Class R6	35,298,112	443,259,488	41,373,976	564,946,588
Administrator Class	2,796,248	36,167,197	7,772,437	107,461,106
Institutional Class	81,429,382	1,025,963,187	91,169,096	1,242,662,922
		1,556,082,407		2,092,169,359
Reinvestment of distributions
Class A	459,521	6,030,239	1,173,633	16,238,069
Class C	8,369	109,235	58,078	794,241
Class R	1,429	18,254	5,020	67,665
Class R4	2,874	36,727	18,865	254,704
Class R6	2,565,625	32,770,856	8,211,303	110,794,663
Administrator Class	297,680	3,811,913	991,907	13,386,686
Institutional Class	4,290,277	54,802,544	11,300,587	152,228,735
		97,579,768		293,764,763
Payment for shares redeemed
Class A	(4,763,948)	(62,340,443)	(6,969,911)	(96,545,555)
Class C	(467,425)	(6,084,370)	(1,472,599)	(20,765,992)
Class R	(43,328)	(536,185)	(150,925)	(2,094,716)
Class R4	(33,896)	(428,263)	(285,459)	(3,858,168)
Class R6	(48,563,677)	(619,916,699)	(82,522,155)	(1,114,913,998)
Administrator Class	(4,352,230)	(55,087,181)	(8,154,991)	(111,662,175)
Institutional Class	(86,745,436)	(1,095,982,497)	(63,368,919)	(856,440,756)
		(1,840,375,638)		(2,206,281,360)
Net increase (decrease) in net assets resulting from capital share transactions		(186,713,463)		179,652,762
Total decrease in net assets		(728,212,463)		(134,294,684)
Net assets
Beginning of period		5,330,383,138		5,464,677,822
End of period		$ 4,602,170,675		$ 5,330,383,138
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.43	$14.17	$13.28	$12.86	$13.22
Net investment income	0.12	0.12 [1]	0.25	0.32	0.24
Net realized and unrealized gains (losses) on investments	(1.30)	(0.06)	0.93	0.42	(0.36)
Total from investment operations	(1.18)	0.06	1.18	0.74	(0.12)
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.26)	(0.32)	(0.24)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.24)	(0.80)	(0.29)	(0.32)	(0.24)
Net asset value, end of period	$12.01	$13.43	$14.17	$13.28	$12.86
Total return[2]	(8.95)%	0.31%	9.03%	5.87%	(0.96)%
Ratios to average net assets (annualized)*
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.91%	0.87%	1.85%	2.50%	1.79%
Supplemental data
Portfolio turnover rate[3]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$324,431	$370,882	$299,642	$302,246	$320,208

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.29	$14.03	$13.15	$12.74	$13.09
Net investment income	0.05	0.03	0.15	0.23	0.14
Net realized and unrealized gains (losses) on investments	(1.32)	(0.07)	0.92	0.40	(0.35)
Total from investment operations	(1.27)	(0.04)	1.07	0.63	(0.21)
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.16)	(0.22)	(0.14)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.14)	(0.70)	(0.19)	(0.22)	(0.14)
Net asset value, end of period	$11.88	$13.29	$14.03	$13.15	$12.74
Total return[1]	(9.65)%	(0.45)%	8.22%	5.04%	(1.65)%
Ratios to average net assets (annualized)*
Gross expenses	1.57%	1.57%	1.57%	1.58%	1.58%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income	0.13%	0.16%	1.11%	1.75%	1.04%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$7,806	$13,399	$27,971	$34,494	$47,843

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.96	$12.55	$12.90
Net investment income	0.10 [1]	0.11 [1]	0.22 [1]	0.28 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.90	0.41	(0.35)
Total from investment operations	(1.17)	0.05	1.12	0.69	(0.15)
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.22)	(0.28)	(0.20)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.22)	(0.79)	(0.25)	(0.28)	(0.20)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.96	$12.55
Total return	(9.09)%	0.22%	8.80%	5.61%	(1.19)%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	0.87%	1.05%	1.07%	1.08%
Net expenses	0.90%	0.86%	1.02%	1.03%	1.03%
Net investment income	0.79%	0.81%	1.66%	2.25%	1.54%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,449	$1,716	$3,241	$8,565	$12,230

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R4	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.95	$12.55	$12.89
Net investment income	0.15	0.16 [1]	0.29 [1]	0.35	0.26 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.91	0.40	(0.34)
Total from investment operations	(1.12)	0.10	1.20	0.75	(0.08)
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.29)	(0.35)	(0.26)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.27)	(0.84)	(0.32)	(0.35)	(0.26)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.95	$12.55
Total return	(8.74)%	0.55%	9.34%	6.07%	(0.61)%
Ratios to average net assets (annualized)*
Gross expenses	0.59%	0.59%	0.59%	0.60%	0.60%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.17%	1.16%	2.19%	2.76%	2.01%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,567	$1,780	$4,549	$10,805	$11,680

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.08	$13.82	$12.95	$12.54	$12.89
Net investment income	0.17	0.18 [1]	0.30	0.37	0.28
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.91	0.41	(0.35)
Total from investment operations	(1.10)	0.12	1.21	0.78	(0.07)
Distributions to shareholders from
Net investment income	(0.17)	(0.21)	(0.31)	(0.37)	(0.28)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.29)	(0.86)	(0.34)	(0.37)	(0.28)
Net asset value, end of period	$11.69	$13.08	$13.82	$12.95	$12.54
Total return	(8.61)%	0.70%	9.42%	6.31%	(0.54)%
Ratios to average net assets (annualized)*
Gross expenses	0.44%	0.44%	0.44%	0.45%	0.45%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.32%	1.29%	2.26%	2.92%	2.24%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,643,353	$1,978,164	$2,545,332	$2,513,644	$1,360,847

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.96	$12.56	$12.90
Net investment income	0.13	0.13	0.26	0.33 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.90	0.40	(0.34)
Total from investment operations	(1.14)	0.07	1.16	0.73	(0.10)
Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.26)	(0.33)	(0.24)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.25)	(0.81)	(0.29)	(0.33)	(0.24)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.96	$12.56
Total return	(8.90)%	0.37%	9.14%	5.87%	(0.79)%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.76%	0.76%	0.76%	0.77%
Net expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.99%	0.95%	1.92%	2.58%	1.86%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$177,305	$214,796	$218,522	$205,825	$269,057

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.07	$13.82	$12.94	$12.54	$12.88
Net investment income	0.16	0.17	0.29	0.36	0.28
Net realized and unrealized gains (losses) on investments	(1.26)	(0.07)	0.92	0.40	(0.34)
Total from investment operations	(1.10)	0.10	1.21	0.76	(0.06)
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.30)	(0.36)	(0.28)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.28)	(0.85)	(0.33)	(0.36)	(0.28)
Net asset value, end of period	$11.69	$13.07	$13.82	$12.94	$12.54
Total return	(8.59)%	0.58%	9.45%	6.18%	(0.51)%
Ratios to average net assets (annualized)*
Gross expenses	0.49%	0.49%	0.49%	0.50%	0.50%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.27%	1.22%	2.21%	2.86%	2.16%
Supplemental data
Portfolio turnover rate[1]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$2,446,260	$2,749,647	$2,365,421	$2,343,238	$3,318,290

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Core Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 94.49% of Allspring Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Allspring Core Bond Fund  |  23

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $4,957,666,104 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 0
Gross unrealized losses	(351,745,504)
Net unrealized losses	$(351,745,504)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $141,946,847 in short-term capital losses and $29,094,231 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,605,920,600
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

24  |  Allspring Core Bond Fund

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R	0.16
Class R4	0.08
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R	1.03
Class R4	0.52
Class R6	0.37
Administrator Class	0.70
Institutional Class	0.42

Allspring Core Bond Fund  |  25

Notes to financial statements
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $1,215 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$19,079,692,971	$4,258,423,945	$19,537,746,801	$3,722,769,013
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$80,688,093	$291,084,924
Long-term capital gain	27,440,612	52,116,915
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$695,033	$(351,745,504)	$(171,041,078)

26  |  Allspring Core Bond Fund

Notes to financial statements
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Bond Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Fund (formerly, Wells Fargo Core Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

28  |  Allspring Core Bond Fund

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 29.89%
FHLMC ¤	0.00%	12-14-2029	$6,390,000	$ 5,027,451
FHLMC (1 Month LIBOR +0.35%) ±	1.22	12-15-2048	480,166	477,191
FHLMC	1.75	5-15-2043	1,847,354	1,709,681
FHLMC	2.00	11-1-2041	2,186,535	1,980,236
FHLMC	2.00	11-1-2041	2,898,420	2,624,956
FHLMC	2.00	12-1-2041	12,390,629	11,221,553
FHLMC	2.00	1-1-2042	2,170,096	1,965,338
FHLMC	2.00	2-1-2042	4,591,553	4,138,408
FHLMC	2.00	3-1-2042	4,046,369	3,664,668
FHLMC	2.00	5-1-2042	4,412,663	3,996,388
FHLMC (12 Month LIBOR +1.64%) ±	2.42	9-1-2045	7,354,857	7,437,896
FHLMC	2.50	1-1-2036	13,552,570	13,243,097
FHLMC	2.50	5-1-2042	6,631,634	6,194,745
FHLMC	2.50	8-1-2051	1,807,186	1,668,020
FHLMC	2.50	9-1-2051	11,739,172	10,913,578
FHLMC	2.50	1-1-2052	11,632,641	10,734,726
FHLMC	2.50	2-1-2052	1,228,740	1,134,423
FHLMC	2.50	3-1-2052	4,067,578	3,753,459
FHLMC (12 Month LIBOR +1.68%) ±	2.62	9-1-2047	7,003,360	7,141,809
FHLMC (12 Month LIBOR +1.64%) ±	2.81	5-1-2049	2,133,722	2,146,337
FHLMC (12 Month LIBOR +1.64%) ±	2.84	4-1-2048	8,328,949	8,525,451
FHLMC	3.00	10-15-2047	4,646,219	4,501,354
FHLMC	3.00	5-15-2050	3,697,838	3,599,197
FHLMC	3.00	8-1-2051	782,258	746,986
FHLMC	3.00	9-1-2051	1,858,476	1,774,349
FHLMC	3.00	11-1-2051	1,104,007	1,054,211
FHLMC	3.00	12-1-2051	14,795,482	14,288,582
FHLMC	3.00	3-1-2052	1,543,546	1,483,012
FHLMC	3.00	3-1-2052	918,270	886,807
FHLMC (12 Month LIBOR +1.64%) ±	3.44	3-1-2049	3,275,464	3,321,637
FHLMC	4.00	1-1-2035	100,889	102,496
FHLMC	4.00	1-1-2036	209,975	217,472
FHLMC	4.00	10-1-2036	1,037,076	1,058,888
FHLMC	4.00	3-1-2037	173,117	180,157
FHLMC	4.00	3-1-2037	197,421	206,910
FHLMC	4.00	3-1-2037	177,980	184,338
FHLMC	4.00	4-1-2037	1,528,649	1,574,001
FHLMC	4.00	4-1-2037	1,264,513	1,309,727
FHLMC	4.00	8-1-2038	5,888,880	5,972,424
FHLMC	4.00	7-1-2049	8,715,338	8,920,263
FHLMC	4.50	6-1-2039	193,165	199,241
FHLMC	4.50	7-1-2039	249,953	259,959
FHLMC	5.00	5-1-2048	4,151,140	4,366,458
FHLMC	5.00	3-1-2049	6,597,249	6,932,200
FHLMC Series 1897 Class K	7.00	9-15-2026	146	154
FHLMC Series 264 Class 30	3.00	7-15-2042	6,192,466	5,944,463
FHLMC Series 4426 Class QC	1.75	7-15-2037	3,127,280	2,976,661
FHLMC Series 4705 Class A	4.50	9-15-2042	90,798	90,867
FHLMC Series 4763 Class CA	3.00	9-15-2038	919,728	894,962
FHLMC Series 4767 Class KA	3.00	3-15-2048	2,531,116	2,462,746
FHLMC Series 5091 Class AB	1.50	3-25-2051	7,099,984	6,391,730
FHLMC Series 5119 Class AB	1.50	8-25-2049	3,611,605	3,207,201
FHLMC Series 5201 Class CA	2.50	7-25-2048	4,679,187	4,417,073
FHLMC Series 5217 Class CD	2.50	7-25-2049	4,114,064	3,983,962
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  29

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA ¤	0.00%	11-15-2030	$18,777,000	$ 14,539,669
FNMA	1.50	10-1-2041	14,979,913	13,066,764
FNMA	1.50	11-1-2041	30,106,270	26,260,423
FNMA	1.50	1-25-2043	2,270,827	2,080,896
FNMA	1.50	1-25-2043	7,726,584	7,226,308
FNMA	1.70	8-25-2033	8,953,699	8,529,244
FNMA	1.75	5-25-2043	2,562,362	2,371,965
FNMA	1.75	6-25-2046	16,821,692	15,229,056
FNMA	2.00	6-25-2038	8,798,460	8,354,674
FNMA	2.00	2-1-2042	18,557,372	16,806,825
FNMA	2.00	3-1-2042	12,389,311	11,220,584
FNMA	2.00	10-1-2051	26,488,847	23,569,577
FNMA	2.00	3-1-2052	7,432,240	6,642,545
FNMA (12 Month LIBOR +1.58%) ±	2.06	6-1-2045	1,694,948	1,736,564
FNMA (12 Month LIBOR +1.58%) ±	2.38	1-1-2046	5,111,275	5,231,279
FNMA	2.50	12-1-2035	14,158,829	13,835,369
FNMA	2.50	3-1-2036	8,059,753	7,875,633
FNMA	2.50	4-1-2036	2,849,824	2,784,668
FNMA	2.50	5-1-2036	9,575,796	9,350,814
FNMA	2.50	5-1-2036	7,398,563	7,217,343
FNMA	2.50	6-1-2036	8,776,673	8,576,125
FNMA	2.50	8-1-2041	4,340,289	4,072,149
FNMA	2.50	2-1-2042	4,558,735	4,280,139
FNMA	2.50	4-1-2042	3,859,093	3,608,681
FNMA	2.50	5-1-2042	5,568,216	5,206,908
FNMA	2.50	11-25-2044	1,556,096	1,480,188
FNMA	2.50	8-1-2050	26,838,260	24,913,447
FNMA	2.50	10-1-2050	6,897,489	6,423,896
FNMA	2.50	6-1-2051	4,788,699	4,427,029
FNMA	2.50	9-1-2051	5,471,674	5,056,635
FNMA	2.50	12-1-2051	9,963,997	9,221,265
FNMA	2.50	12-1-2051	4,798,976	4,451,985
FNMA	2.50	12-1-2051	14,629,515	13,542,443
FNMA	2.50	3-1-2052	1,950,929	1,807,223
FNMA	2.50	3-1-2052	3,049,369	2,813,880
FNMA	3.00	1-1-2043	5,082,367	4,962,081
FNMA	3.00	5-25-2048	6,580,335	6,463,840
FNMA	3.00	7-25-2049	2,231,590	2,142,336
FNMA	3.00	11-1-2050	12,759,182	12,353,539
FNMA	3.00	6-1-2051	9,151,283	8,905,797
FNMA	3.00	6-1-2051	2,335,505	2,259,544
FNMA	3.00	8-1-2051	11,140,590	10,799,392
FNMA	3.00	9-1-2051	1,627,301	1,553,637
FNMA	3.00	1-1-2052	17,134,567	16,351,820
FNMA	3.00	4-1-2052	4,752,215	4,561,499
FNMA	3.00	4-1-2052	7,445,426	7,148,825
FNMA %%	3.00	6-13-2052	2,700,000	2,571,012
FNMA	3.00	12-1-2054	22,452,763	21,639,497
FNMA	3.00	2-1-2055	2,226,085	2,159,595
FNMA	3.00	7-1-2060	28,375,139	27,540,001
FNMA	3.00	7-1-2060	21,827,643	21,006,952
FNMA	3.50	4-1-2050	5,984,731	5,987,971
FNMA	3.50	7-1-2050	8,067,460	8,071,839
FNMA	3.50	1-1-2052	7,040,214	7,044,027
FNMA	3.50	2-1-2052	7,086,682	7,090,520
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	3.50%	3-1-2052	$18,013,139	$ 17,967,167
FNMA	3.50	3-1-2052	14,622,426	14,521,774
FNMA	3.50	3-1-2052	8,389,086	8,393,630
FNMA	3.50	5-1-2052	19,390,595	19,161,186
FNMA	3.50	5-1-2052	9,783,566	9,747,295
FNMA %%	3.50	7-14-2052	6,700,000	6,548,487
FNMA	4.00	9-1-2033	1,644,783	1,686,301
FNMA	4.00	12-1-2036	189,288	194,814
FNMA	4.00	10-1-2037	1,209,436	1,233,556
FNMA	4.00	6-1-2038	2,280,176	2,322,096
FNMA	4.00	9-1-2045	694,423	716,333
FNMA	4.00	1-1-2046	4,971,649	5,128,507
FNMA	4.00	2-1-2047	2,433,792	2,484,570
FNMA	4.00	4-1-2047	622,552	633,590
FNMA	4.00	4-1-2047	468,621	481,888
FNMA	4.00	4-1-2047	164,435	166,046
FNMA	4.00	10-1-2047	564,022	579,977
FNMA	4.00	10-1-2047	451,652	462,900
FNMA	4.00	7-1-2048	15,404,540	15,715,161
FNMA	4.00	12-1-2048	2,475,860	2,545,980
FNMA	4.00	2-1-2049	2,745,847	2,797,616
FNMA	4.00	5-1-2049	306,847	309,845
FNMA	4.00	5-1-2049	2,207,806	2,259,126
FNMA	4.00	12-1-2049	2,344,684	2,391,450
FNMA %%	4.00	6-13-2052	40,700,000	40,674,563
FNMA %%	4.00	7-14-2052	64,700,000	64,493,747
FNMA	4.00	8-1-2059	2,964,976	3,068,897
FNMA	4.50	5-1-2034	783,266	818,564
FNMA	4.50	6-1-2041	181,370	189,185
FNMA	4.50	3-1-2043	2,482,902	2,589,697
FNMA	4.50	10-1-2045	3,784,109	3,942,703
FNMA	4.50	2-1-2046	92,415	96,257
FNMA	4.50	7-1-2048	4,038,819	4,224,801
FNMA	4.50	8-1-2048	5,073,513	5,316,069
FNMA	4.50	10-1-2048	4,409,880	4,620,797
FNMA	4.50	11-1-2048	1,759,929	1,849,794
FNMA	4.50	1-1-2049	8,200,096	8,592,208
FNMA	4.50	2-1-2049	4,379,994	4,589,335
FNMA	4.50	6-1-2049	3,294,791	3,452,374
FNMA	4.50	7-1-2049	3,612,504	3,785,176
FNMA	4.50	8-1-2049	3,235,880	3,390,545
FNMA %%	4.50	8-11-2052	58,200,000	58,888,852
FNMA	5.00	7-1-2044	261,385	276,100
FNMA	5.00	10-1-2048	57,959	60,895
FNMA	5.00	12-1-2048	2,289,660	2,397,074
FNMA	5.00	8-1-2049	24,004,160	25,353,031
FNMA	5.00	8-1-2049	11,273,820	11,869,674
FNMA	5.00	11-1-2049	3,420,067	3,580,467
FNMA %%	5.00	8-11-2052	75,200,000	77,125,531
FNMA	5.50	12-1-2048	3,012,185	3,212,225
FNMA	5.50	6-1-2049	8,019,283	8,579,002
FNMA	6.00	2-1-2029	1,454	1,533
FNMA	6.00	3-1-2033	18,609	20,101
FNMA	6.00	11-1-2033	6,185	6,756
FNMA Series 2017-13 Class PA	3.00	8-25-2046	2,772,523	2,709,239
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  31

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2017-M7 Class A2 ±±	2.96%	2-25-2027	$1,709,701	$ 1,677,243
FNMA Series 2018-14 Class KC	3.00	3-25-2048	3,018,840	2,934,764
FNMA Series 2018-15 Class AB	3.00	3-25-2048	1,133,755	1,110,914
FNMA Series 2018-8 Class KL	2.50	3-25-2047	2,943,385	2,759,804
FNMA Series 2019-15 Class AB	3.50	5-25-2053	6,673,124	6,702,590
FNMA Series 2020-48 Class AB	2.00	7-25-2050	3,996,536	3,683,604
FNMA Series 2020-48 Class DA	2.00	7-25-2050	8,848,036	8,103,168
FNMA Series 2021-27 Class EC	1.50	5-25-2051	11,421,611	10,087,270
FNMA Series 2021-78 Class ND	1.50	11-25-2051	6,325,157	5,765,438
FNMA Series 2022-11 Class A	2.50	7-25-2047	10,461,238	9,978,790
FNMA Series 2022-M3 Class A2 ±±	1.71	11-25-2031	3,911,000	3,370,483
FNMA Series 414 Class A35	3.50	10-25-2042	5,459,160	5,474,002
GNMA	2.50	12-20-2051	34,979,127	32,912,645
GNMA %%	2.50	6-1-2052	12,635,200	11,500,500
GNMA	3.00	10-20-2046	746,614	724,176
GNMA	3.00	12-20-2046	976,536	947,186
GNMA	3.00	1-20-2047	710,705	689,344
GNMA	3.00	3-20-2047	2,282,542	2,210,559
GNMA	3.00	3-20-2047	288,995	280,310
GNMA	3.00	4-20-2047	1,865,705	1,806,869
GNMA	3.00	7-20-2047	1,386,835	1,345,157
GNMA	3.00	9-20-2047	1,264,431	1,224,553
GNMA	3.00	9-20-2047	703,373	682,231
GNMA	3.00	11-20-2047	263,439	255,521
GNMA	3.00	3-20-2048	399,008	387,016
GNMA	3.00	10-20-2050	11,131,509	10,692,810
GNMA	3.00	12-20-2051	22,926,860	22,155,335
GNMA	3.50	1-20-2048	2,695,787	2,707,212
GNMA	3.50	3-20-2049	1,749,158	1,742,571
GNMA	4.00	6-20-2047	18,671,465	19,068,598
GNMA	4.00	3-20-2048	687,482	699,449
GNMA	4.00	4-20-2048	1,070,867	1,089,522
GNMA	4.00	4-20-2048	819,437	833,709
GNMA	4.00	4-20-2048	787,990	802,759
GNMA	4.00	5-20-2049	1,009,514	1,031,436
GNMA	4.00	6-20-2049	2,472,887	2,524,764
GNMA	4.00	7-20-2049	2,173,031	2,249,259
GNMA	4.50	8-15-2047	412,875	432,988
GNMA	4.50	6-20-2048	3,015,014	3,106,887
GNMA	4.50	2-20-2049	3,485,949	3,676,617
GNMA	4.50	3-20-2049	297,250	307,505
GNMA	4.50	4-20-2049	329,046	336,705
GNMA	4.50	5-20-2049	585,556	599,189
GNMA	4.50	5-20-2049	513,135	525,161
GNMA %%	4.50	7-21-2052	16,400,000	16,697,250
GNMA %%	4.50	8-18-2052	38,900,000	39,474,383
GNMA	5.00	12-20-2039	123,891	131,418
GNMA	5.00	3-20-2048	5,411,192	5,657,967
GNMA	5.00	5-20-2048	2,500,806	2,599,748
GNMA	5.00	6-20-2048	9,337,028	9,693,431
GNMA	5.00	7-20-2048	1,619,447	1,683,693
GNMA	5.00	8-20-2048	2,585,233	2,678,369
GNMA	5.00	12-20-2048	2,514,487	2,607,284
GNMA	5.00	1-20-2049	474,095	490,810
GNMA	5.00	1-20-2049	2,615,728	2,734,331
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	5.00%	2-20-2049	$164,602	$ 174,384
GNMA	5.00	3-20-2049	757,348	804,032
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	929,358	951,404
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	2,990,127	2,902,705
GNMA Series 2018-11 Class PC	2.75	12-20-2047	3,205,437	3,096,358
GNMA Series 2019-132 Class NA	3.50	9-20-2049	2,480,267	2,477,139
GNMA Series 2021-23 Class MG	1.50	2-20-2051	8,306,191	7,470,441
GNMA Series 2022-84 Class A	2.50	1-20-2052	3,034,996	2,693,363
Total Agency securities (Cost $1,501,157,388)				1,452,075,426
Asset-backed securities: 8.90%
Ally Auto Receivables Trust Series 2022-1 Class A3	3.31	11-15-2026	4,276,000	4,268,647
American Express Credit Account Master Trust Series 2022-2 Class A	3.39	5-17-2027	24,676,000	24,798,297
AmeriCredit Automobile Receivables Series 2022-1 Class A3	2.45	11-18-2026	1,432,000	1,401,593
Avis Budget Rental Car Funding LLC Series 2019-3A Class A1 144A	2.36	3-20-2026	3,825,000	3,665,883
Avis Budget Rental Car Funding LLC Series 2021-2A Class A 144A	1.66	2-20-2028	7,680,000	6,903,243
Barclays Dryrock Issuance Trust Series 2022-1 Class A	3.07	2-15-2028	11,172,000	11,027,240
Capital One Multi-Asset Execution Trust Series 2021-A2 Class A2	1.39	7-15-2030	5,392,000	4,692,527
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A±	2.66	11-26-2046	1,807,975	1,806,671
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	1,458,838	1,417,103
College Avenue Student Loan Trust Series 2019-A Class A2 144A	3.28	12-28-2048	2,403,798	2,333,659
College Avenue Student Loan Trust Series 2021-A Class A2 144A	1.60	7-25-2051	3,172,930	2,849,620
Ford Credit Auto Owner Trust Series 144A	1.06	4-15-2033	2,467,000	2,270,220
Ford Credit Auto Owner Trust Series 144A	3.88	11-15-2034	11,752,000	11,773,953
Ford Credit Auto Owner Trust Series 2022-A Class A3	1.29	6-15-2026	2,308,000	2,231,072
Ford Credit Auto Owner Trust Series 2022-A Class A3	3.23	5-15-2025	8,751,000	8,731,844
Ford Credit Auto Owner Trust Series 2022-A Class A4	3.37	7-15-2025	3,364,000	3,350,700
Glencore Finance Canada Company 144A	6.00	11-15-2041	200,000	207,602
GM Financial Automobile Leasing Trust Series 2022-2 Class A3	3.42	6-20-2025	3,512,000	3,509,248
GM Financial Automobile Leasing Trust Series 2022-2 Class A4	3.54	5-20-2026	3,844,000	3,839,696
GM Financial Securitized Term Series 2022-2 Class A3	3.10	2-16-2027	9,921,000	9,883,527
GM Financial Securitized Term Series 2022-2 Class A4	3.25	4-17-2028	5,291,000	5,233,098
Hertz Vehicle Financing LLC Series 2021-2A Class A 144A	1.68	12-27-2027	6,693,000	6,031,544
Hertz Vehicle Financing LLC Series 2022-1A Class A 144A	1.99	6-25-2026	9,104,000	8,608,952
Hertz Vehicle Financing LLC Series 2022-2A Class A 144A	2.33	6-26-2028	8,078,000	7,341,159
Hertz Vehicle Financing LLC Series 2022-4A Class A 144A	3.73	9-25-2026	1,924,000	1,900,543
Hertz Vehicle Financing LLC Series 2022-5A Class A 144A	3.89	9-25-2028	8,274,000	8,090,678
Hyundai Auto Receivables Trust Series 2021-C Class A4	1.03	12-15-2027	2,976,000	2,759,456
Hyundai Auto Receivables Trust Series 2022-A Class A3	2.22	10-15-2026	5,544,000	5,418,611
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  33

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Hyundai Auto Receivables Trust Series 2022-A Class A4	2.35%	4-17-2028	$1,893,000	$ 1,822,290
Morgan Stanley Direct Lending Fund 144A	4.50	2-11-2027	3,011,000	2,804,785
Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) 144A±	2.47	10-15-2031	2,622,000	2,590,736
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	3.02	12-15-2045	1,285,589	1,304,401
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	360,884	361,645
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	3,741,942	3,770,974
Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42	1-15-2043	4,043,706	4,027,619
Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	5,849,824	5,716,304
Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	3,318,918	3,268,082
Navient Student Loan Trust Series 2019-D Class A2A 144A	3.01	12-15-2059	7,372,106	7,149,502
Navient Student Loan Trust Series 2019-FA Class A2 144A	2.60	8-15-2068	4,018,503	3,909,112
Navient Student Loan Trust Series 2020-BA ClassA2 144A	2.12	1-15-2069	2,626,112	2,555,117
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	3,290,876	3,137,592
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	2,361,223	2,268,557
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	1,870,814	1,711,396
Navient Student Loan Trust Series 2021-3A Class A1A 144A	1.77	8-25-2070	6,341,274	5,730,770
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,062,873	983,471
Navient Student Loan Trust Series 2021-BA Class A 144A	0.94	7-15-2069	1,588,489	1,483,431
Navient Student Loan Trust Series 2021-CA Class A 144A	1.06	10-15-2069	6,471,034	6,052,324
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	11,006,662	10,072,333
Navient Student Loan Trust Series 2021-FA Class A 144A	1.11	2-18-2070	5,541,246	5,112,970
Navient Student Loan Trust Series 2022-A Class A 144A	2.23	7-15-2070	3,926,522	3,746,382
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	1.34	1-25-2037	3,438,986	3,341,883
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	1.36	10-27-2036	1,731,229	1,675,733
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	1.29	10-25-2033	14,014,036	13,906,599
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	1.03	3-23-2037	14,079,563	13,623,394
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	1.05	12-24-2035	10,543,504	10,488,563
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	1.11	3-22-2032	2,646,326	2,518,463
Santander Drive Auto Receivable Series 2022-2 Class A3	2.98	10-15-2026	10,521,000	10,452,991
Santander Drive Auto Receivable Series 2022-3 Class A3	3.40	12-15-2026	4,051,000	4,047,138
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	1.24%	7-25-2022	$13,544,631	$ 13,220,230
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	1,728,237	1,684,850
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	2.32	2-17-2032	1,347,229	1,344,121
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	1.97	9-15-2034	1,540,248	1,539,642
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	2,352,451	2,339,373
SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	8,751,356	8,639,499
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	5,475,470	5,125,292
SMB Private Education Loan Trust Series 2020-PTA Class A2A 144A	1.60	9-15-2054	5,151,656	4,748,703
SMB Private Education Loan Trust Series 2020-PTB Class A2A 144A	1.60	9-15-2054	15,460,795	14,242,509
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	12,539,014	11,288,199
SMB Private Education Loan Trust Series 2021-B Class A 144A	1.31	7-17-2051	3,364,565	3,173,691
SMB Private Education Loan Trust Series 2021-C Class A2 (1 Month LIBOR +0.80%) 144A±	1.67	1-15-2053	6,986,000	6,755,831
SMB Private Education Loan Trust Series 2021-D Class A1A 144A	1.34	3-17-2053	10,424,896	9,787,901
SMB Private Education Loan Trust Series 2021-E Class A1A 144A	1.68	2-15-2051	7,238,860	6,807,196
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	151,540	149,577
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	394,050	393,627
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	566,511	547,264
SoFi Professional Loan Program LLC Series 2021-A Class AFX 144A	1.03	8-17-2043	1,944,450	1,777,825
SoFi Professional Loan Program LLC Series 2021-B Class AFX 144A	1.14	2-15-2047	4,409,829	4,026,492
Synchrony Card Issuance Trust Series 2022-A1 Class A	3.37	4-15-2028	6,013,000	5,997,057
Toyota Auto Loan Extended Note Series 2022-1A Class A 144A	3.82	4-25-2035	16,295,000	16,319,302
Toyota Auto Receivables Owner Trust Series 2021-D Class A3	0.71	4-15-2026	1,635,000	1,567,434
Toyota Auto Receivables Owner Trust Series 2022-B Class A4	3.11	8-16-2027	3,985,000	3,914,503
Triton Container Finance LLC Series 2020-1A Class A 144A	2.11	9-20-2045	2,158,708	1,952,378
Verizon Master Trust Series 2022-2 Class A	1.53	7-20-2028	3,146,000	2,988,026
World Omni Automobile Lease Series 2022-A Class A3	3.21	2-18-2025	3,723,000	3,738,845
World Omni Automobile Lease Series 2022-A Class A4	3.34	6-15-2027	2,190,000	2,198,379
Total Asset-backed securities (Cost $447,944,095)				432,248,689
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  35

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 22.73%
Communication services: 2.22%
Diversified telecommunication services: 1.30%
AT&T Incorporated	1.70%	3-25-2026	$8,309,000	$ 7,737,568
AT&T Incorporated	3.50	6-1-2041	1,779,000	1,500,651
AT&T Incorporated	3.55	9-15-2055	1,745,000	1,397,182
AT&T Incorporated	3.65	6-1-2051	1,336,000	1,111,289
AT&T Incorporated	3.65	9-15-2059	3,506,000	2,806,732
AT&T Incorporated	3.80	12-1-2057	3,191,000	2,631,610
T-Mobile USA Incorporated	2.25	2-15-2026	133,000	124,642
T-Mobile USA Incorporated 144A	2.25	2-15-2026	14,748,000	13,821,236
T-Mobile USA Incorporated	2.88	2-15-2031	1,132,000	993,353
T-Mobile USA Incorporated	3.38	4-15-2029	6,365,000	5,896,377
T-Mobile USA Incorporated 144A	3.38	4-15-2029	8,331,000	7,717,630
T-Mobile USA Incorporated 144A	3.50	4-15-2031	4,884,000	4,458,042
Verizon Communications Incorporated	2.36	3-15-2032	2,510,000	2,161,756
Verizon Communications Incorporated	2.55	3-21-2031	2,425,000	2,146,631
Verizon Communications Incorporated	2.65	11-20-2040	6,995,000	5,397,204
Verizon Communications Incorporated	2.88	11-20-2050	1,345,000	1,007,145
Verizon Communications Incorporated	3.70	3-22-2061	2,442,000	2,028,442
				62,937,490
Entertainment: 0.15%
Netflix Incorporated 144A	3.63	6-15-2025	190,000	186,413
Netflix Incorporated 144A	5.38	11-15-2029	2,323,000	2,340,423
Netflix Incorporated	5.88	11-15-2028	3,191,000	3,304,856
The Walt Disney Company	2.75	9-1-2049	833,000	629,878
VICI Properties LP	5.63	5-15-2052	877,000	857,820
				7,319,390
Media: 0.77%
Charter Communications Operating LLC	3.50	6-1-2041	2,204,000	1,652,853
Charter Communications Operating LLC	3.90	6-1-2052	4,595,000	3,427,724
Charter Communications Operating LLC	4.40	12-1-2061	1,438,000	1,114,766
Charter Communications Operating LLC	3.50	3-1-2042	4,119,000	3,075,244
Comcast Corporation	2.45	8-15-2052	833,000	588,529
Comcast Corporation	2.65	8-15-2062	4,150,000	2,840,382
Magallanes Incorporated 144A	3.64	3-15-2025	3,334,000	3,291,800
Magallanes Incorporated 144A	3.76	3-15-2027	5,076,000	4,926,767
Magallanes Incorporated 144A	4.05	3-15-2029	1,667,000	1,597,042
Magallanes Incorporated 144A	4.28	3-15-2032	2,751,000	2,571,210
Magallanes Incorporated 144A	5.05	3-15-2042	3,666,000	3,313,593
Magallanes Incorporated 144A	5.14	3-15-2052	6,061,000	5,423,031
Magallanes Incorporated 144A	5.39	3-15-2062	4,159,000	3,726,027
				37,548,968
Consumer discretionary: 1.70%
Automobiles: 0.08%
Ford Motor Company	3.63	6-17-2031	3,257,000	2,816,002
Ford Motor Company	4.75	1-15-2043	1,362,000	1,123,650
				3,939,652
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure: 0.36%
GLP Capital LP	5.30%	1-15-2029	$1,685,000	$ 1,674,924
Marriott International Incorporated	2.85	4-15-2031	2,220,000	1,923,219
Marriott International Incorporated	3.50	10-15-2032	2,510,000	2,254,620
Marriott International Incorporated	4.63	6-15-2030	6,935,000	6,866,871
McDonald's Corporation	3.63	9-1-2049	1,165,000	990,480
McDonald's Corporation	4.20	4-1-2050	3,993,000	3,725,470
				17,435,584
Internet & direct marketing retail: 0.70%
Amazon.com Incorporated	1.00	5-12-2026	11,369,000	10,485,482
Amazon.com Incorporated	1.65	5-12-2028	5,123,000	4,624,546
Amazon.com Incorporated	2.10	5-12-2031	6,379,000	5,615,242
Amazon.com Incorporated	2.50	6-3-2050	3,339,000	2,485,827
Amazon.com Incorporated	2.70	6-3-2060	1,641,000	1,185,088
Amazon.com Incorporated	2.88	5-12-2041	1,167,000	972,307
Amazon.com Incorporated	3.10	5-12-2051	732,000	610,633
Amazon.com Incorporated	3.45	4-13-2029	2,504,000	2,488,556
Amazon.com Incorporated	3.60	4-13-2032	3,266,000	3,233,134
Amazon.com Incorporated	3.95	4-13-2052	2,504,000	2,412,517
				34,113,332
Multiline retail: 0.08%
Target Corporation	2.95	1-15-2052	4,585,000	3,671,819
Specialty retail: 0.41%
AutoNation Incorporated	4.75	6-1-2030	8,431,000	8,227,566
Dick's Sporting Goods Incorporated	4.10	1-15-2052	1,224,000	868,144
Home Depot Incorporated	2.38	3-15-2051	2,664,000	1,905,266
Home Depot Incorporated	3.13	12-15-2049	3,234,000	2,620,780
Home Depot Incorporated	3.25	4-15-2032	4,173,000	3,994,142
Home Depot Incorporated	3.30	4-15-2040	689,000	608,487
Home Depot Incorporated	3.63	4-15-2052	1,656,000	1,471,086
				19,695,471
Textiles, apparel & luxury goods: 0.07%
Tapestry Incorporated	3.05	3-15-2032	4,273,000	3,619,790
Consumer staples: 0.44%
Beverages: 0.42%
Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	1,523,000	1,305,887
Anheuser-Busch InBev Worldwide Incorporated	4.38	4-15-2038	4,953,000	4,748,403
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	4,714,000	4,771,474
Anheuser-Busch InBev Worldwide Incorporated	4.90	2-1-2046	8,916,000	8,890,984
Keurig Dr. Pepper Incorporated	4.05	4-15-2032	840,000	805,606
				20,522,354
Tobacco: 0.02%
Altria Group Incorporated	2.35	5-6-2025	358,000	343,566
BAT Capital Corporation	4.39	8-15-2037	885,000	755,794
				1,099,360
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  37

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 0.63%
Oil, gas & consumable fuels: 0.63%
BP Capital Markets America Incorporated	2.94%	6-4-2051	$1,658,000	$ 1,254,164
Diamondback Energy Incorporated	4.40	3-24-2051	3,365,000	3,038,607
Enable Midstream Partners	4.40	3-15-2027	826,000	820,443
Enable Midstream Partners	4.95	5-15-2028	6,140,000	6,168,545
Energy Transfer Operating Partners LP	5.30	4-15-2047	3,032,000	2,772,449
Energy Transfer Operating Partners LP	6.10	2-15-2042	868,000	852,565
Energy Transfer Operating Partners LP	6.13	12-15-2045	1,489,000	1,488,615
Exxon Mobil Corporation	3.45	4-15-2051	4,675,000	4,046,119
Kinder Morgan Incorporated	3.25	8-1-2050	2,412,000	1,776,435
Kinder Morgan Incorporated	3.60	2-15-2051	1,999,000	1,554,876
MPLX LP	4.95	3-14-2052	2,662,000	2,451,848
Pioneer Natural Resource	1.90	8-15-2030	2,827,000	2,372,322
Pioneer Natural Resource	2.15	1-15-2031	2,522,000	2,150,623
				30,747,611
Financials: 8.60%
Banks: 4.17%
Bank of America Corporation (U.S. SOFR +1.15%) ±	1.32	6-19-2026	2,230,000	2,057,619
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	11,854,000	11,207,347
Bank of America Corporation (U.S. SOFR +0.91%) ±	1.66	3-11-2027	13,251,000	12,132,126
Bank of America Corporation (U.S. SOFR +0.96%) ±	1.73	7-22-2027	10,050,000	9,150,507
Bank of America Corporation (U.S. SOFR +1.37%) ±	1.92	10-24-2031	2,791,000	2,304,268
Bank of America Corporation (3 Month LIBOR +0.99%) ±	2.50	2-13-2031	4,689,000	4,131,273
Bank of America Corporation (U.S. SOFR +2.15%) ±	2.59	4-29-2031	1,276,000	1,120,753
Bank of America Corporation (U.S. SOFR +1.32%) ±	2.69	4-22-2032	12,773,000	11,131,691
Bank of America Corporation (U.S. SOFR +1.33%) ±	2.97	2-4-2033	2,674,000	2,372,939
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	6,629,000	6,627,300
Bank of America Corporation (U.S. SOFR +1.33%) ±	3.38	4-2-2026	18,374,000	18,102,947
Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	9,245,000	8,836,087
Bank of America Corporation	3.50	4-19-2026	851,000	844,619
Citigroup Incorporated (U.S. SOFR +0.69%) ±	2.01	1-25-2026	3,364,000	3,201,481
Citigroup Incorporated (U.S. SOFR +1.53%) ±	3.29	3-17-2026	839,000	823,146
Citigroup Incorporated (U.S. SOFR +1.89%) ±	4.66	5-24-2028	5,903,000	6,019,829
Citigroup Incorporated (U.S. SOFR +2.09%) ±	4.91	5-24-2033	5,903,000	6,061,930
JPMorgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	16,696,000	15,020,338
JPMorgan Chase & Company (U.S. SOFR +0.80%) ±	1.05	11-19-2026	9,310,000	8,445,184
JPMorgan Chase & Company (U.S. SOFR +0.77%) ±	1.47	9-22-2027	4,150,000	3,737,861
JPMorgan Chase & Company (U.S. SOFR +0.61%) ±	1.56	12-10-2025	26,100,000	24,762,887
JPMorgan Chase & Company (U.S. SOFR +1.85%) ±	2.08	4-22-2026	7,301,000	6,941,678
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	5,114,000	4,654,322
JPMorgan Chase & Company (U.S. SOFR +1.16%) ±	2.30	10-15-2025	1,048,000	1,013,778
JPMorgan Chase & Company (U.S. SOFR +1.56%) ±	4.32	4-26-2028	8,397,000	8,471,817
Wells Fargo & Company (U.S. SOFR +1.51%) ±	3.53	3-24-2028	17,418,000	16,933,707
Wells Fargo & Company (U.S. SOFR +1.32%) ±	3.91	4-25-2026	6,634,000	6,631,502
				202,738,936
Capital markets: 3.69%
Antares Holdings LP 144A	3.75	7-15-2027	4,239,000	3,790,286
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Ares Capital Corporation	3.20%	11-15-2031	$2,946,000	$ 2,292,949
Athene Global Funding 144A	1.73	10-2-2026	7,538,000	6,672,200
Athene Global Funding 144A	1.99	8-19-2028	4,170,000	3,529,858
Athene Global Funding 144A	2.50	3-24-2028	5,838,000	5,194,192
Athene Global Funding 144A	2.51	3-8-2024	6,821,000	6,665,259
Athene Global Funding 144A	2.65	10-4-2031	5,506,000	4,606,521
Athene Global Funding 144A	3.21	3-8-2027	8,318,000	7,789,516
Bain Capital Specialty Finance	2.55	10-13-2026	2,740,000	2,424,910
Berkshire Hathaway Finance Company	3.85	3-15-2052	2,500,000	2,279,608
Blackstone Private Equity Funds 144A	2.35	11-22-2024	3,100,000	2,907,045
Blackstone Private Equity Funds 144A	2.63	12-15-2026	2,368,000	2,056,539
Blackstone Private Equity Funds 144A	3.25	3-15-2027	3,429,000	3,032,115
Blackstone Private Equity Funds 144A	4.00	1-15-2029	5,308,000	4,688,879
F&G Global Funding 144A	2.00	9-20-2028	4,176,000	3,612,459
FS KKR Capital Corporation	3.25	7-15-2027	358,000	322,446
GA Global Funding Trust 144A	0.80	9-13-2024	5,923,000	5,512,242
Goldman Sachs Group Incorporated (U.S. SOFR +0.51%) ±	0.66	9-10-2024	8,357,000	8,064,600
Goldman Sachs Group Incorporated (U.S. SOFR +0.49%) ±	0.93	10-21-2024	16,722,000	16,149,794
Goldman Sachs Group Incorporated (U.S. SOFR +0.73%) ±	1.76	1-24-2025	9,074,000	8,824,205
Goldman Sachs Group Incorporated (U.S. SOFR +0.91%) ±	1.95	10-21-2027	4,136,000	3,770,597
Goldman Sachs Group Incorporated	2.60	2-7-2030	2,163,000	1,907,533
Goldman Sachs Group Incorporated (U.S. SOFR +1.26%) ±	2.65	10-21-2032	2,885,000	2,473,008
Goldman Sachs Group Incorporated (U.S. SOFR +1.41%) ±	3.10	2-24-2033	2,257,000	2,005,556
KKR Group Finance Company XII 144A	4.85	5-17-2032	6,227,000	6,295,621
Morgan Stanley (U.S. SOFR +0.51%) ±	0.79	1-22-2025	12,375,000	11,838,224
Morgan Stanley (U.S. SOFR +0.53%) ±	0.79	5-30-2025	10,781,000	10,174,882
Morgan Stanley (U.S. SOFR +0.75%) ±	0.86	10-21-2025	3,319,000	3,107,588
Morgan Stanley (U.S. SOFR +0.72%) ±	0.99	12-10-2026	8,493,000	7,644,955
Morgan Stanley (U.S. SOFR +1.18%) ±	2.24	7-21-2032	4,953,000	4,181,277
Morgan Stanley (U.S. SOFR +1.00%) ±	2.48	1-21-2028	1,658,000	1,544,082
Morgan Stanley (U.S. SOFR +1.61%) ±	4.21	4-20-2028	2,470,000	2,474,104
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	4,289,000	4,036,574
Morgan Stanley (U.S. SOFR +0.86%) ±	1.51	7-20-2027	6,493,000	5,870,252
Owl Rock Capital Corporation 144A	3.13	4-13-2027	5,307,000	4,652,117
Owl Rock Capital Corporation	3.40	7-15-2026	4,757,000	4,385,321
Owl Rock Capital Corporation 144A	4.70	2-8-2027	2,521,000	2,367,200
				179,144,514
Consumer finance: 0.57%
Bunge Limited Finance Corporation	1.63	8-17-2025	2,902,000	2,706,638
Ford Motor Credit Company LLC	2.70	8-10-2026	5,970,000	5,393,053
Ford Motor Credit Company LLC	2.90	2-10-2029	4,291,000	3,669,792
Ford Motor Credit Company LLC	5.11	5-3-2029	509,000	496,082
General Motors Financial Company Incorporated	3.10	1-12-2032	1,799,000	1,520,975
Hyundai Capital America Company 144A	0.80	1-8-2024	3,211,000	3,070,595
Hyundai Capital America Company 144A	1.30	1-8-2026	3,512,000	3,163,088
Hyundai Capital America Company 144A	2.00	6-15-2028	1,659,000	1,425,743
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  39

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
John Deere Capital Corporation	2.13%	3-7-2025	$2,500,000	$ 2,441,380
John Deere Capital Corporation	2.35	3-8-2027	4,159,000	3,959,391
				27,846,737
Insurance: 0.17%
Brighthouse Financial Incorporated	3.85	12-22-2051	1,651,000	1,197,424
SBL Holdings Incorporated 144A	5.00	2-18-2031	5,778,000	5,077,140
Stewart Information Services Corporation	3.60	11-15-2031	2,247,000	1,919,021
				8,193,585
Health care: 2.03%
Biotechnology: 0.56%
AbbVie Incorporated	2.30	11-21-2022	5,199,000	5,196,111
AbbVie Incorporated	3.20	11-21-2029	4,961,000	4,663,526
AbbVie Incorporated	4.05	11-21-2039	1,973,000	1,835,940
AbbVie Incorporated	4.25	11-21-2049	6,609,000	6,186,549
AbbVie Incorporated	4.30	5-14-2036	1,208,000	1,182,225
AbbVie Incorporated	4.45	5-14-2046	1,225,000	1,168,855
Amgen Incorporated	3.00	1-15-2052	1,847,000	1,373,941
Gilead Sciences Incorporated	2.60	10-1-2040	2,885,000	2,204,313
Gilead Sciences Incorporated	2.80	10-1-2050	2,687,000	1,962,851
Gilead Sciences Incorporated	4.00	9-1-2036	1,489,000	1,446,482
				27,220,793
Health care providers & services: 0.94%
Centene Corporation	2.45	7-15-2028	8,695,000	7,809,979
Centene Corporation	3.00	10-15-2030	1,822,000	1,620,742
Cigna Corporation	3.40	3-15-2050	842,000	670,958
CVS Health Corporation	3.00	8-15-2026	1,796,000	1,753,202
CVS Health Corporation	4.30	3-25-2028	3,793,000	3,840,266
CVS Health Corporation	5.05	3-25-2048	1,345,000	1,370,010
GSK Consumer Healthcare Company 144A	3.38	3-24-2027	3,908,000	3,827,223
GSK Consumer Healthcare Company 144A	3.38	3-24-2029	3,422,000	3,266,707
GSK Consumer Healthcare Company 144A	3.63	3-24-2032	5,903,000	5,648,383
GSK Consumer Healthcare Company 144A	4.00	3-24-2052	2,672,000	2,416,081
HCA Incorporated	3.50	9-1-2030	899,000	819,774
HCA Incorporated	3.50	7-15-2051	842,000	629,048
UnitedHealth Group Incorporated	2.75	5-15-2040	1,276,000	1,040,910
UnitedHealth Group Incorporated	2.90	5-15-2050	2,961,000	2,306,237
UnitedHealth Group Incorporated	3.05	5-15-2041	868,000	725,517
UnitedHealth Group Incorporated	3.25	5-15-2051	2,800,000	2,335,312
UnitedHealth Group Incorporated	4.00	5-15-2029	2,563,000	2,602,891
UnitedHealth Group Incorporated	4.20	5-15-2032	1,705,000	1,745,849
UnitedHealth Group Incorporated	4.63	7-15-2035	1,156,000	1,209,623
UnitedHealth Group Incorporated	4.75	5-15-2052	171,000	180,554
				45,819,266
Life sciences tools & services: 0.18%
Danaher Corporation	2.60	10-1-2050	1,983,000	1,434,150
Danaher Corporation	2.80	12-10-2051	1,328,000	998,723
Thermo Fisher Scientific Incorporated	1.75	10-15-2028	1,678,000	1,487,655
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Life sciences tools & services (continued)
Thermo Fisher Scientific Incorporated	2.00%	10-15-2031	$2,817,000	$ 2,400,375
Thermo Fisher Scientific Incorporated	2.80	10-15-2041	2,670,000	2,146,000
				8,466,903
Pharmaceuticals: 0.35%
Astrazeneca Finance LLC	1.75	5-28-2028	5,880,000	5,313,179
Pfizer Incorporated	2.55	5-28-2040	5,795,000	4,727,908
Roche Holdings Incorporated 144A	2.08	12-13-2031	6,059,000	5,295,000
Roche Holdings Incorporated 144A	2.61	12-13-2051	2,354,000	1,785,070
				17,121,157
Industrials: 0.89%
Aerospace & defense: 0.21%
The Boeing Company	2.20	2-4-2026	6,314,000	5,782,335
The Boeing Company	3.25	2-1-2035	2,042,000	1,619,152
The Boeing Company	3.75	2-1-2050	3,651,000	2,700,957
				10,102,444
Airlines: 0.34%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	6,765,000	6,748,795
Delta Air Lines Incorporated 144A	4.75	10-20-2028	9,820,000	9,806,758
				16,555,553
Construction & engineering: 0.06%
Quanta Services Incorporated	0.95	10-1-2024	3,319,000	3,125,836
Road & rail: 0.23%
Union Pacific Corporation	2.40	2-5-2030	3,268,000	2,948,380
Union Pacific Corporation	2.80	2-14-2032	4,159,000	3,794,513
Union Pacific Corporation	3.38	2-14-2042	1,999,000	1,736,614
Union Pacific Corporation	3.50	2-14-2053	2,824,000	2,440,508
				10,920,015
Transportation infrastructure: 0.05%
Crowley Conro LLC	4.18	8-15-2043	2,493,096	2,587,543
Information technology: 2.25%
Electronic equipment, instruments & components: 0.19%
Dell International LLC 144A	3.38	12-15-2041	4,136,000	3,099,668
Dell International LLC 144A	3.45	12-15-2051	4,961,000	3,595,980
Dell International LLC	4.90	10-1-2026	851,000	868,451
Dell International LLC	6.10	7-15-2027	1,693,000	1,806,680
				9,370,779
IT services: 0.14%
Global Payments Incorporated	1.50	11-15-2024	2,476,000	2,350,218
Global Payments Incorporated	2.15	1-15-2027	4,953,000	4,501,216
				6,851,434
Semiconductors & semiconductor equipment: 0.78%
Broadcom Incorporated 144A	2.45	2-15-2031	2,910,000	2,412,007
Broadcom Incorporated	3.15	11-15-2025	2,179,000	2,115,487
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  41

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Semiconductors & semiconductor equipment (continued)
Broadcom Incorporated 144A	3.42%	4-15-2033	$7,923,000	$ 6,821,129
Broadcom Incorporated 144A	3.47	4-15-2034	3,719,000	3,167,967
Broadcom Incorporated 144A	4.00	4-15-2029	3,338,000	3,184,003
Broadcom Incorporated	4.15	11-15-2030	1,963,000	1,862,850
Broadcom Incorporated 144A	4.93	5-15-2037	2,660,000	2,514,952
Broadcom Incorporated 144A	4.15	4-15-2032	2,504,000	2,345,114
Intel Corporation	2.45	11-15-2029	1,667,000	1,525,363
Intel Corporation	2.80	8-12-2041	4,349,000	3,464,498
Intel Corporation	3.05	8-12-2051	665,000	525,311
Intel Corporation	3.20	8-12-2061	1,353,000	1,040,625
KLA Corporation	3.30	3-1-2050	3,972,000	3,276,759
Qualcomm Incorporated	4.25	5-20-2032	2,547,000	2,634,390
Qualcomm Incorporated	4.50	5-20-2052	852,000	862,899
				37,753,354
Software: 0.47%
VMware Incorporated	0.60	8-15-2023	8,139,000	7,894,804
VMware Incorporated	1.00	8-15-2024	5,787,000	5,471,362
VMware Incorporated	1.40	8-15-2026	5,796,000	5,195,621
VMware Incorporated	1.80	8-15-2028	1,005,000	855,020
VMware Incorporated	4.70	5-15-2030	3,344,000	3,313,351
				22,730,158
Technology hardware, storage & peripherals: 0.67%
Apple Incorporated	1.25	8-20-2030	1,678,000	1,407,758
Apple Incorporated	1.40	8-5-2028	6,663,000	5,935,475
Apple Incorporated	2.38	2-8-2041	1,353,000	1,070,273
Apple Incorporated	2.55	8-20-2060	1,412,000	1,019,119
Apple Incorporated	2.65	5-11-2050	4,110,000	3,203,292
Apple Incorporated	2.65	2-8-2051	2,858,000	2,210,581
Apple Incorporated	2.70	8-5-2051	1,658,000	1,297,214
Extra Space Storage LP	3.90	4-1-2029	1,667,000	1,599,685
HP Incorporated	4.00	4-15-2029	5,834,000	5,580,484
HP Incorporated	4.20	4-15-2032	5,835,000	5,437,917
HP Incorporated	2.20	6-17-2025	3,887,000	3,711,314
				32,473,112
Materials: 0.23%
Chemicals: 0.20%
Dow Chemical Corporation	3.60	11-15-2050	1,695,000	1,388,971
Dow Chemical Corporation	7.38	11-1-2029	1,952,000	2,319,021
Rohm & Haas Company	7.85	7-15-2029	2,046,000	2,473,532
Westlake Chemical Corporation	3.13	8-15-2051	818,000	602,791
Westlake Chemical Corporation	3.38	8-15-2061	1,566,000	1,125,015
Westlake Chemical Corporation	3.60	8-15-2026	1,821,000	1,804,419
				9,713,749
Metals & mining: 0.03%
Freeport-McMoRan Incorporated	5.25	9-1-2029	1,334,000	1,332,902
Real estate: 1.64%
Equity REITs: 1.22%
Agree LP	2.00	6-15-2028	3,634,000	3,205,292
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Agree LP	2.60%	6-15-2033	$825,000	$ 680,244
American Tower Corporation	2.70	4-15-2031	1,330,000	1,128,324
American Tower Corporation	3.65	3-15-2027	4,168,000	4,053,393
Brixmor Operating Partnership	2.25	4-1-2028	1,166,000	1,027,743
Brixmor Operating Partnership	2.50	8-16-2031	2,017,000	1,658,161
Crown Castle International Corporation	1.05	7-15-2026	4,995,000	4,444,806
Crown Castle International Corporation	2.10	4-1-2031	3,436,000	2,823,506
Crown Castle International Corporation	2.90	3-15-2027	5,451,000	5,140,125
Crown Castle International Corporation	2.90	4-1-2041	843,000	635,529
Crown Castle International Corporation	3.30	7-1-2030	2,878,000	2,623,272
Crown Castle International Corporation	4.00	3-1-2027	834,000	828,807
Federal Realty Investment Trust	3.95	1-15-2024	2,306,000	2,324,188
Mid-America Apartments LP	3.95	3-15-2029	1,676,000	1,638,789
Mid-America Apartments LP	4.00	11-15-2025	2,042,000	2,056,149
Mid-America Apartments LP	4.30	10-15-2023	1,710,000	1,733,877
Realty Income Corporation	2.20	6-15-2028	1,787,000	1,606,852
Realty Income Corporation	2.85	12-15-2032	2,417,000	2,157,315
Realty Income Corporation	3.40	1-15-2028	1,770,000	1,711,304
Regency Centers LP	2.95	9-15-2029	3,625,000	3,257,374
Rexford Industrial Realty Trust Company	2.15	9-1-2031	1,847,000	1,515,652
Spirit Realty LP	3.40	1-15-2030	1,181,000	1,063,944
Store Capital Corporation	2.70	12-1-2031	1,157,000	958,616
Store Capital Corporation	2.75	11-18-2030	2,953,000	2,511,064
Store Capital Corporation	4.50	3-15-2028	6,297,000	6,302,298
Store Capital Corporation	4.63	3-15-2029	2,127,000	2,114,872
				59,201,496
Real estate management & development: 0.42%
American Campus Communities Company	2.25	1-15-2029	2,197,000	2,059,772
American Homes 4 Rent	3.63	4-15-2032	3,335,000	3,042,476
American Homes 4 Rent	4.30	4-15-2052	1,499,000	1,280,379
Essex Portfolio LP	1.70	3-1-2028	4,366,000	3,828,203
Essex Portfolio LP	2.55	6-15-2031	1,719,000	1,478,177
Extra Space Storage LP	2.35	3-15-2032	1,498,000	1,230,341
Inviation Homes Operation	4.15	4-15-2032	3,339,000	3,186,287
Sun Communities Operating LP	2.30	11-1-2028	1,668,000	1,461,612
Sun Communities Operating LP	4.20	4-15-2032	3,338,000	3,141,622
				20,708,869
Utilities: 2.10%
Electric utilities: 1.65%
American Transmission System Incorporated 144A	2.65	1-15-2032	1,157,000	1,007,244
Duke Energy Carolinas LLC	2.55	4-15-2031	1,685,000	1,503,414
Duke Energy Carolinas LLC	3.55	3-15-2052	2,577,000	2,240,138
Duke Energy Corporation	3.75	9-1-2046	511,000	423,105
Duke Energy Florida LLC	2.40	12-15-2031	2,476,000	2,158,657
Duke Energy Progress LLC	2.50	8-15-2050	2,502,000	1,803,742
Duke Energy Progress LLC	2.55	6-15-2031	1,993,000	1,706,388
Duke Energy Progress LLC	3.50	6-15-2051	502,000	393,302
Entergy Arkansas LLC	2.65	6-15-2051	2,230,000	1,622,341
Eversource Energy	1.40	8-15-2026	1,404,000	1,278,596
Eversource Energy	3.38	3-1-2032	3,349,000	3,088,807
Exelon Corporation 144A	4.10	3-15-2052	1,165,000	1,038,419
FirstEnergy Corporation 144A	2.75	3-1-2032	2,723,000	2,375,051
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  43

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
Florida Power & Light Company	2.45%	2-3-2032	$5,970,000	$ 5,329,326
ITC Holdings Corporation	2.70	11-15-2022	3,370,000	3,372,414
Metropolitan Edison Company 144A	4.30	1-15-2029	2,917,000	2,922,326
Mid-American Energy Company	2.70	8-1-2052	2,153,000	1,610,668
Mississippi Power Company	3.10	7-30-2051	2,978,000	2,212,283
Mississippi Power Company	3.95	3-30-2028	2,970,000	2,944,406
Mississippi Power Company	4.25	3-15-2042	1,140,000	1,026,455
Northern States Power Company	3.20	4-1-2052	1,676,000	1,382,208
NSTAR Electric Company	3.10	6-1-2051	1,532,000	1,214,082
NSTAR Electric Company	4.55	6-1-2052	2,019,000	2,044,596
Pacific Gas & Electric Company	2.10	8-1-2027	1,327,000	1,153,913
Pacific Gas & Electric Company	3.95	12-1-2047	3,781,000	2,746,621
Pacific Gas & Electric Company	4.20	6-1-2041	1,438,000	1,111,637
Pacific Gas & Electric Company	4.50	7-1-2040	851,000	693,111
Pacific Gas & Electric Company	4.75	2-15-2044	834,000	676,022
Pacific Gas & Electric Company	4.95	7-1-2050	3,353,000	2,797,516
PacifiCorp 1st Mortgage	3.30	3-15-2051	1,295,000	1,061,731
Pennsylvania Electric Company 144A	3.25	3-15-2028	2,417,000	2,276,305
Public Service Company of Oklahoma	2.20	8-15-2031	2,519,000	2,155,034
Public Service Company of Oklahoma	3.15	8-15-2051	1,676,000	1,290,359
Public Service Electric and Gas Company	1.90	8-15-2031	3,327,000	2,815,771
Public Service Electric and Gas Company	2.05	8-1-2050	689,000	448,696
Public Service Electric and Gas Company	2.70	5-1-2050	1,353,000	1,014,467
Southern California Edison Company	4.13	3-1-2048	1,864,000	1,600,971
Targa Resources Partners Company	4.00	1-15-2032	1,127,000	1,028,388
Targa Resources Partners Company	4.88	2-1-2031	3,911,000	3,749,399
Targa Resources Partners Company	5.50	3-1-2030	988,000	984,957
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	1,174,000	1,169,658
Virginia Electric & Power Company	2.45	12-15-2050	962,000	673,870
Virginia Electric & Power Company	2.95	11-15-2051	2,485,000	1,916,668
Virginia Electric & Power Company	4.63	5-15-2052	1,687,000	1,745,040
Xcel Energy Incorporated	4.60	6-1-2032	2,526,000	2,591,541
				80,399,643
Gas utilities: 0.09%
Baltimore Gas & Electric Gas Company	2.25	6-15-2031	2,485,000	2,166,738
Southern Company Gas Capital Corporation	1.75	1-15-2031	2,621,000	2,124,609
				4,291,347
Independent power & renewable electricity producers: 0.07%
AES Corporation	1.38	1-15-2026	3,591,000	3,244,304
Multi-utilities: 0.29%
Cargill Incorporated 144A	4.00	6-22-2032	1,678,000	1,683,448
CenterPoint Energy Incorporated	3.60	3-1-2052	1,829,000	1,611,752
Consumers Energy Company	2.50	5-1-2060	1,413,000	940,850
Consumers Energy Company	2.65	8-15-2052	1,830,000	1,327,929
DTE Energy Company	1.05	6-1-2025	1,745,000	1,619,301
DTE Energy Company	2.95	3-1-2050	2,902,000	2,284,209
DTE Energy Company	3.65	3-1-2052	1,320,000	1,177,386
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Multi-utilities (continued)
Public Service Enterprise Group	1.60%	8-15-2030	$1,915,000	$ 1,554,439
Public Service Enterprise Group	2.45	11-15-2031	2,143,000	1,824,275
				14,023,589
Total Corporate bonds and notes (Cost $1,218,966,278)				1,104,588,839
Municipal obligations: 0.37%
Nevada: 0.09%
Airport revenue: 0.09%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	4,414,423
New York: 0.11%
Airport revenue: 0.11%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	5,505,000	5,477,267
Ohio: 0.04%
Education revenue: 0.04%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	1,938,651
Texas: 0.13%
Education revenue: 0.03%
University of Texas Financing System Bond Series B	2.44	8-15-2049	1,695,000	1,237,021
Transportation revenue: 0.10%
North Texas Tollway Authority	6.72	1-1-2049	3,609,000	4,841,398
Total Municipal obligations (Cost $17,156,136)				17,908,760
Non-agency mortgage-backed securities: 4.77%
3650R Commercial Mortgage Trust Series 2021-PF1 Class A5	2.52	11-15-2054	2,521,000	2,226,544
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	183,167	182,786
Angel Oak Mortgage Trust Series 2020-2 Class A1 144A±±	2.53	1-26-2065	1,569,173	1,521,593
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	709,533	679,933
Angel Oak Mortgage Trust Series 2021-6 Class A1 144A±±	1.46	9-25-2066	2,977,751	2,714,732
Bank Series 2022-BNK41 ±±	3.92	4-15-2065	1,603,000	1,569,131
Barclays Commercial Mortgage Series 2018-C2 Class ASB	4.24	12-15-2051	1,159,000	1,182,405
Barclays Commercial Mortgage Series 2019-C3 Class A3	3.32	5-15-2052	585,000	555,240
Benchmark Mortgage Trust Series 2021-B31 Class A5	2.67	12-15-2054	797,000	707,222
Benchmark Mortgage Trust Series 2022-B34 Class A5 ±±	3.79	4-15-2055	2,469,000	2,403,930
Benchmark Mortgage Trust Series 2022-B35 Class A5 ±±	4.59	5-15-2055	3,980,000	4,112,218
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144Aøø	2.88	7-25-2049	2,325,151	2,282,984
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  45

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72%	11-25-2059	$1,651,874	$ 1,640,252
BX Trust Series 2021-VOLT Class A (1 Month LIBOR +0.70%) 144A±	1.57	9-15-2036	10,912,000	10,389,743
BX Trust Series 2021-XL2 Class A (1 Month LIBOR +0.69%) 144A±	1.56	10-15-2038	5,078,034	4,877,708
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	1,605,662	1,596,492
Colt Funding LLC Series 2021-2 Class A1 144A±±	0.92	8-25-2066	3,950,635	3,502,325
Colt Funding LLC Series 2021-4 Class A1 144A±±	1.40	10-25-2066	4,201,446	3,679,834
Commercial Mortgage Trust Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	1,584,336	1,582,368
Commercial Mortgage Trust Series 2013-CR10 Class A4 ±±	4.21	8-10-2046	89,000	89,552
Commercial Mortgage Trust Series 2013-CR11 Class A4	4.26	8-10-2050	10,048,000	10,106,141
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	8,286,000	8,270,806
Commercial Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	3,937,000	3,902,004
Commercial Mortgage Trust Series 2015-LC19 Class A3	2.92	2-10-2048	4,933,590	4,827,596
Commercial Mortgage Trust Series 2015-LC23 Class A3	3.52	10-10-2048	1,982,000	1,957,435
CSAIL Commercial Mortgage Trust Series 2019-C16 Class A2	3.07	6-15-2052	1,924,000	1,783,342
CSAIL Commercial Mortgage Trust Series 2021-C20 Class A3	2.80	3-15-2054	1,257,000	1,118,751
Duke Energy Carolinas 1st Mortgage	2.85	3-15-2032	3,079,000	2,814,873
EQUS Mortgage Trust Series 2021-EQAZ (1 Month LIBOR +0.75%) 144A±	1.63	10-15-2038	4,123,000	3,960,334
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	2,275,000	2,286,008
Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	5,471,323	5,507,523
Goldman Sachs Mortgage Securities Trust Series 2020-GC47 Class A5	2.38	5-12-2053	1,589,000	1,405,470
Goldman Sachs Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72	12-12-2053	5,595,000	4,728,152
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	4,496,992	4,440,849
JPMDB Commercial Mortgage Securities Series 2013-C12 Class A5	3.66	7-15-2045	3,316,000	3,319,257
JPMDB Commercial Mortgage Securities Series 2013-C17 Class A4	4.20	1-15-2047	1,095,000	1,102,061
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	1,659,938	1,654,208
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16 Class A4	4.17	12-15-2046	4,973,000	4,991,952
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	9,127,238	8,914,056
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C30 Class A5	3.82	7-15-2048	3,008,000	2,992,807
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A3	3.39	12-15-2049	1,080,000	1,042,343
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	1.83	11-15-2038	6,662,000	6,403,223
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.70%) 144A±	1.37%	2-25-2055	$1,606,000	$ 1,590,242
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR +0.75%) 144A±	1.76	4-25-2055	4,340,000	4,280,418
MFRA Trust Series 2021-NQM2 Class A1 144A±±	1.03	11-25-2064	1,847,715	1,688,057
Morgan Stanley Capital 1 Trust Series 2022-L8 Class A5 ±±	3.80	4-15-2055	1,648,000	1,598,267
Morgan Stanley Capital International Trust Series 2020-HR8 Class A3	1.79	7-15-2053	3,030,000	2,563,943
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1 144A±±	2.49	9-25-2059	936,764	904,327
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	1.76	5-25-2055	10,288,000	10,181,978
Oncor Electric Delivery 1st Mortgage	2.70	11-15-2051	1,595,000	1,208,831
Peco Energy Company 1st Mortgage	2.85	9-15-2051	2,995,000	2,277,300
Peco Energy Company 1st Mortgage	4.60	5-15-2052	2,531,000	2,640,565
SMB Private Education Loan Trust Series 2022-A Class APT 144A	2.85	11-16-2054	4,843,104	4,542,364
Starwood Mortgage Residential Trust Series 2020-1 Class A1 144A±±	2.28	2-25-2050	627,242	625,487
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055	1,489,129	1,449,973
Starwood Mortgage Residential Trust Series 2020-INV3 Class A1 144A±±	1.49	4-25-2065	1,712,614	1,680,751
Starwood Mortgage Residential Trust Series 2021-1 Class A1 144A±±	1.22	5-25-2065	1,752,463	1,654,183
Starwood Mortgage Residential Trust Series 2021-4 Class A1 144A±±	1.16	8-25-2056	4,027,901	3,669,907
UBS-Barclays Commercial Mortgage Trust Series 2012-C4 Class A4	2.79	12-10-2045	3,293,000	3,290,399
Verizon Master Trust Series 2022-4 Class A øø	3.40	11-20-2028	6,886,000	6,886,341
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	1,079,833	1,078,596
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	889,639	877,593
Verus Securitization Trust Series 2019-4 Class A1 144Aøø	2.64	11-25-2059	1,810,645	1,805,567
Verus Securitization Trust Series 2020-1 Class A1 144Aøø	2.42	1-25-2060	383,034	377,195
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	1,523,308	1,500,911
Verus Securitization Trust Series 2020-5 Class A1 144Aøø	1.22	5-25-2065	745,562	712,397
Verus Securitization Trust Series 2021-1 Class A1 144A±±	0.82	1-25-2066	2,365,397	2,254,250
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	4,243,127	3,966,452
Verus Securitization Trust Series 2021-3 Class A1 144A±±	1.05	6-25-2066	3,006,954	2,787,856
Verus Securitization Trust Series 2021-4 Class A1 144A±±	0.94	7-25-2066	3,636,886	3,210,980
Verus Securitization Trust Series 2021-5 Class A1 144A±±	1.01	9-25-2066	12,865,558	11,500,266
Verus Securitization Trust Series 2021-7 Class A1 144A±±	1.83	10-25-2066	5,254,923	4,818,123
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  47

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2021-8 Class A1 144A±±	1.82%	11-25-2066	$3,775,670	$ 3,404,551
Verus Securitization Trust Series 2021-R1 Class A1 144A±±	0.82	10-25-2063	2,329,083	2,277,646
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	2,070,060	1,991,705
Visio Trust Series 2020-1R Class A1 144A	1.31	11-25-2055	1,697,839	1,652,607
Total Non-agency mortgage-backed securities (Cost $244,872,725)				231,976,211
U.S. Treasury securities: 31.74%
U.S. Treasury Bond	1.13	5-15-2040	87,097,000	61,760,619
U.S. Treasury Bond	1.13	8-15-2040	56,396,000	39,739,353
U.S. Treasury Bond	1.38	11-15-2040	103,384,000	75,991,278
U.S. Treasury Bond	1.38	8-15-2050	30,117,000	20,111,333
U.S. Treasury Bond	1.63	11-15-2050	31,350,000	22,394,432
U.S. Treasury Bond ##	1.75	8-15-2041	104,218,000	81,021,354
U.S. Treasury Bond	1.88	2-15-2041	12,155,000	9,740,143
U.S. Treasury Bond	2.50	2-15-2045	15,047,000	12,996,259
U.S. Treasury Note	0.13	9-30-2022	29,297,000	29,177,981
U.S. Treasury Note	0.13	4-30-2023	2,432,000	2,388,680
U.S. Treasury Note	0.13	8-31-2023	1,796,000	1,749,346
U.S. Treasury Note	0.25	8-31-2025	72,965,000	67,261,759
U.S. Treasury Note	0.25	9-30-2025	82,493,000	75,887,116
U.S. Treasury Note	0.38	11-30-2025	19,233,000	17,687,598
U.S. Treasury Note	0.38	1-31-2026	47,290,000	43,303,601
U.S. Treasury Note	0.50	8-31-2027	46,306,000	41,018,795
U.S. Treasury Note	0.50	10-31-2027	38,612,000	34,038,891
U.S. Treasury Note	0.63	11-30-2027	9,979,000	8,842,330
U.S. Treasury Note	0.75	3-31-2026	16,160,000	14,955,575
U.S. Treasury Note	0.75	5-31-2026	52,745,000	48,630,478
U.S. Treasury Note	0.88	6-30-2026	14,949,000	13,832,497
U.S. Treasury Note	1.00	7-31-2028	25,631,000	22,894,691
U.S. Treasury Note	1.25	6-30-2028	20,663,000	18,774,273
U.S. Treasury Note	1.38	10-31-2028	53,423,000	48,671,275
U.S. Treasury Note	1.50	2-15-2025	35,621,000	34,498,104
U.S. Treasury Note	1.50	8-15-2026	73,243,000	69,369,132
U.S. Treasury Note	1.75	3-15-2025	21,600,000	21,041,437
U.S. Treasury Note	1.75	1-31-2029	4,483,000	4,177,421
U.S. Treasury Note	1.88	11-15-2051	7,074,000	5,389,504
U.S. Treasury Note	2.00	11-15-2041	40,493,000	32,881,581
U.S. Treasury Note	2.00	8-15-2051	31,558,000	24,761,935
U.S. Treasury Note	2.25	5-15-2041	45,300,000	38,538,621
U.S. Treasury Note	2.25	2-15-2052	34,584,000	28,926,274
U.S. Treasury Note	2.38	2-15-2042	7,118,000	6,162,631
U.S. Treasury Note «	2.50	4-30-2024	4,544,000	4,542,580
U.S. Treasury Note	2.50	5-31-2024	7,782,000	7,782,000
U.S. Treasury Note	2.50	2-28-2026	12,116,000	11,991,527
U.S. Treasury Note	2.63	4-15-2025	13,608,000	13,570,791
U.S. Treasury Note	2.63	5-31-2027	30,586,000	30,295,372
U.S. Treasury Note ##	2.75	5-15-2025	110,571,000	110,666,023
U.S. Treasury Note ##	2.75	4-30-2027	122,653,000	122,202,619
U.S. Treasury Note	2.75	2-15-2028	41,997,000	41,724,675
U.S. Treasury Note	2.75	5-31-2029	19,273,000	19,129,089
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.88%	4-30-2029	$10,312,000	$ 10,307,166
U.S. Treasury Note	2.88	5-15-2032	71,985,000	72,074,981
U.S. Treasury Note	2.88	5-15-2052	16,304,000	15,727,067
U.S. Treasury Note	3.25	5-15-2042	3,338,000	3,327,047
Total U.S. Treasury securities (Cost $1,666,517,849)				1,541,957,234
Yankee corporate bonds and notes: 4.71%
Communication services: 0.07%
Wireless telecommunication services: 0.07%
Rogers Communications Incorporated 144A	4.55	3-15-2052	2,072,000	1,924,663
Vodafone Group plc	4.25	9-17-2050	663,000	584,300
Vodafone Group plc	5.00	5-30-2038	833,000	835,135
				3,344,098
Consumer staples: 0.20%
Food products: 0.20%
Viterra Finance BV 144A	3.20	4-21-2031	766,000	655,744
Viterra Finance BV 144A	4.90	4-21-2027	4,273,000	4,233,533
Viterra Finance BV 144A	5.25	4-21-2032	5,247,000	5,051,497
				9,940,774
Energy: 0.37%
Oil, gas & consumable fuels: 0.37%
Aker BP ASA 144A	3.75	1-15-2030	1,157,000	1,078,223
Galaxy Pipeline Assets Company 144A	1.75	9-30-2027	4,493,105	4,243,465
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	3,673,368	3,216,681
Galaxy Pipeline Assets Company 144A	2.63	3-31-2036	2,354,000	1,968,467
Galaxy Pipeline Assets Company 144A	2.94	9-30-2040	1,518,132	1,283,078
Oleoducto Central SA 144A	4.00	7-14-2027	1,879,000	1,691,100
Petroleos Mexicanos Company	2.38	4-15-2025	1,088,700	1,080,641
Petroleos Mexicanos Company	2.46	12-15-2025	3,226,000	3,204,187
				17,765,842
Financials: 2.94%
Banks: 1.85%
Banco Santander SA (1 Year Treasury Constant Maturity +0.90%) ±	1.72	9-14-2027	4,200,000	3,737,918
Banco Santander SA (1 Year Treasury Constant Maturity +1.60%) ±	3.23	11-22-2032	2,600,000	2,152,657
Canadian Imperial Bank	3.60	4-7-2032	1,648,000	1,536,661
Cooperative Rabobank UA (1 Year Treasury Constant Maturity +1.22%) 144A±	3.65	4-6-2028	12,539,000	12,168,603
Cooperative Rabobank UA (1 Year Treasury Constant Maturity +1.42%) 144A±	3.76	4-6-2033	5,944,000	5,557,566
HSBC Holdings plc (U.S. SOFR +2.11%) ±%%	4.76	6-9-2028	8,419,000	8,419,000
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.55%) ±	0.95	7-19-2025	9,876,000	9,311,684
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.75%) ±	1.54	7-20-2027	9,752,000	8,756,048
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.67%) ±	1.64	10-13-2027	8,377,000	7,504,070
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  49

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.95%) ±	2.31%	7-20-2032	$5,205,000	$ 4,354,284
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.83%) ±	2.34	1-19-2028	4,765,000	4,379,102
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.97%) ±	2.49	10-13-2032	3,505,000	2,962,964
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +1.30%) ±	4.08	4-19-2028	4,746,000	4,704,406
Sumitomo Mitsui Financial Group Incorporated	1.40	9-17-2026	5,659,000	5,071,848
Sumitomo Mitsui Financial Group Incorporated	1.90	9-17-2028	10,399,000	9,030,913
				89,647,724
Capital markets: 0.31%
Deutsche Bank AG (U.S. SOFR +2.26%) ±	3.74	1-7-2033	8,720,000	7,128,446
UBS Group AG (1 Year Treasury Constant Maturity +1.55%) 144A±	4.49	5-12-2026	4,276,000	4,318,481
UBS Group AG (1 Year Treasury Constant Maturity +1.75%) 144A±	4.75	5-12-2028	3,505,000	3,553,195
				15,000,122
Diversified financial services: 0.71%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.15	10-29-2023	10,241,000	9,835,577
DH Europe Finance II	2.05	11-15-2022	2,655,000	2,653,699
DH Europe Finance II	2.20	11-15-2024	4,570,000	4,454,010
GE Capital International Funding Company	4.42	11-15-2035	1,122,000	1,106,277
Lundin Energy Finance Company 144A	2.00	7-15-2026	11,401,000	10,371,439
Lundin Energy Finance Company 144A	3.10	7-15-2031	4,952,000	4,359,930
Trust Fibrauno 144A	6.39	1-15-2050	2,091,000	1,829,625
				34,610,557
Insurance: 0.07%
Enstar Group Limited	3.10	9-1-2031	4,195,000	3,527,430
Health care: 0.42%
Biotechnology: 0.09%
CSL Finance plc 144A	3.85	4-27-2027	835,000	836,380
CSL Finance plc 144A	4.05	4-27-2029	1,678,000	1,680,770
CSL Finance plc 144A	4.75	4-27-2052	1,759,000	1,744,031
				4,261,181
Health care equipment & supplies: 0.08%
Steris plc	3.75	3-15-2051	4,790,000	3,844,434
Pharmaceuticals: 0.25%
Astrazeneca plc	1.38	8-6-2030	1,681,000	1,403,656
Shire Acquisitions Investments Ireland Designated Activity Company	2.88	9-23-2023	1,371,000	1,366,359
Takeda Pharmaceutical	2.05	3-31-2030	4,582,000	3,926,093
Takeda Pharmaceutical	3.03	7-9-2040	1,927,000	1,554,949
Takeda Pharmaceutical	3.18	7-9-2050	1,323,000	1,021,189
Takeda Pharmaceutical	4.40	11-26-2023	2,956,000	3,007,717
				12,279,963
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Industrials: 0.14%
Road & rail: 0.12%
Canadian Pacific Railway Company	1.35%	12-2-2024	$4,133,000	$ 3,928,880
Canadian Pacific Railway Company	1.75	12-2-2026	799,000	735,834
Canadian Pacific Railway Company	3.00	12-2-2041	1,319,000	1,088,187
				5,752,901
Transportation infrastructure: 0.02%
Adani Ports & Special Company 144A	3.00	2-16-2031	1,374,720	1,187,318
Information technology: 0.28%
Semiconductors & semiconductor equipment: 0.28%
NXP BV	2.65	2-15-2032	3,436,000	2,857,580
NXP BV	3.25	5-11-2041	1,821,000	1,431,767
NXP BV	3.40	5-1-2030	2,318,000	2,144,236
NXP BV	4.40	6-1-2027	2,019,000	2,026,133
NXP BV	5.00	1-15-2033	5,046,000	5,046,138
				13,505,854
Materials: 0.26%
Metals & mining: 0.26%
Anglo American Capital Company 144A	3.88	3-16-2029	4,568,000	4,343,903
Anglo American Capital Company 144A	4.75	3-16-2052	3,634,000	3,311,498
Teck Resources Limited	5.20	3-1-2042	1,125,000	1,074,957
Teck Resources Limited	6.13	10-1-2035	1,702,000	1,873,390
Teck Resources Limited	6.25	7-15-2041	1,915,000	2,066,763
				12,670,511
Utilities: 0.03%
Electric utilities: 0.03%
Israel Electric Corporation Limited 144A	3.75	2-22-2032	1,561,000	1,431,325
Total Yankee corporate bonds and notes (Cost $247,581,170)				228,770,034
Yankee government bonds: 0.85%
Republic of Chile	3.50	1-31-2034	1,038,000	959,397
Republic of Chile	4.34	3-7-2042	5,124,000	4,779,398
Republic of Indonesia	4.30	3-31-2052	2,145,000	1,981,037
Republic of Paraguay 144A	3.85	6-28-2033	1,840,000	1,617,617
Republic of Paraguay 144A	4.95	4-28-2031	762,000	741,575
Republic of Paraguay 144A	5.40	3-30-2050	2,946,000	2,512,212
Republic of Peru	1.86	12-1-2032	3,029,000	2,406,722
Republic of Peru	2.39	1-23-2026	2,342,000	2,213,678
Republic of Peru	3.60	1-15-2072	2,003,000	1,486,700
Republic of Philippines	4.20	3-29-2047	599,000	566,980
United Mexican States	3.50	2-12-2034	7,175,000	6,297,399
United Mexican States	3.75	4-19-2071	3,865,000	2,722,804
United Mexican States	4.28	8-14-2041	7,045,000	6,001,697
United Mexican States	4.40	2-12-2052	1,056,000	867,894
United Mexican States	4.50	4-22-2029	5,207,000	5,237,800
United Mexican States	4.60	2-10-2048	883,000	758,846
Total Yankee government bonds (Cost $45,635,218)				41,151,756

The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  51

Portfolio of investments—May 31, 2022

		Yield	Shares	Value
Short-term investments: 2.57%
Investment companies: 2.57%
Allspring Government Money Market Fund Select Class ♠∞##		0.65%	114,848,590	$ 114,848,590
Securities Lending Cash Investments LLC ♠∩∞		0.91	10,235,000	10,235,000
Total Short-term investments (Cost $125,083,590)				125,083,590
Total investments in securities (Cost $5,514,914,449)	106.53%			5,175,760,539
Other assets and liabilities, net	(6.53)			(317,214,208)
Total net assets	100.00%			$4,858,546,331

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$270,350,377	$5,014,964,519	$(5,170,466,306)	$0	$0	$ 114,848,590	114,848,590	$ 157,224
Securities Lending Cash Investments LLC	0	740,723,398	(730,488,398)	0	0	10,235,000	10,235,000	9,136 #
				$0	$0	$125,083,590		$166,360

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

52  |  Allspring Core Bond Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $4,542,580 of securities loaned), at value (cost $5,389,830,859)	$ 5,050,676,949
Investments in affiliated securities, at value (cost $125,083,590)	125,083,590
Cash	1,826,769
Foreign currency, at value (cost $89)	90
Receivable for investments sold	454,723,992
Receivable for interest	18,981,253
Principal paydown receivable	1,418,637
Receivable for securities lending income, net	141
Prepaid expenses and other assets	157,892
Total assets	5,652,869,313
Liabilities
Payable for when-issued transactions	423,390,113
Payable for investments purchased	358,795,127
Payable upon receipt of securities loaned	10,235,000
Advisory fee payable	1,423,315
Cash collateral due to broker	450,000
Accrued expenses and other liabilities	29,427
Total liabilities	794,322,982
Total net assets	$4,858,546,331
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  53

Statement of operations—year ended May 31, 2022

Investment income
Interest (net of foreign withholding taxes of $220)	$ 89,936,115
Income from affiliated securities	200,079
Total investment income	90,136,194
Expenses
Advisory fee	18,393,298
Custody and accounting fees	334,627
Professional fees	138,886
Interest holder report expenses	27,196
Trustees’ fees and expenses	19,821
Other fees and expenses	133,507
Total expenses	19,047,335
Less: Fee waivers and/or expense reimbursements	(24,466)
Net expenses	19,022,869
Net investment income	71,113,325
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(167,999,743)
Net change in unrealized gains (losses) on investments	(357,074,109)
Net realized and unrealized gains (losses) on investments	(525,073,852)
Net decrease in net assets resulting from operations	$(453,960,527)
The accompanying notes are an integral part of these financial statements.

54  |  Allspring Core Bond Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 71,113,325	$ 77,723,644
Net realized gains (losses) on investments	(167,999,743)	129,629,293
Net change in unrealized gains (losses) on investments	(357,074,109)	(171,533,989)
Net increase (decrease) in net assets resulting from operations	(453,960,527)	35,818,948
Capital transactions
Transactions in investors’ beneficial interests
Contributions	733,615,538	1,103,776,459
Withdrawals	(1,063,241,380)	(1,259,318,551)
Net decrease in net assets resulting from capital transactions	(329,625,842)	(155,542,092)
Total decrease in net assets	(783,586,369)	(119,723,144)
Net assets
Beginning of period	5,642,132,700	5,761,855,844
End of period	$ 4,858,546,331	$ 5,642,132,700
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  55

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(8.55)%	0.65%	9.49%	6.30%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.35%	0.35%	0.35%	0.35%
Net expenses[1]	0.36%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.33%	1.30%	2.28%	2.93%	2.23%
Supplemental data
Portfolio turnover rate	432%	457%	603%	577%	542%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

56  |  Allspring Core Bond Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

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Notes to financial statements
resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $5,547,063,321 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 8,861,747
Gross unrealized losses	(380,164,529)
Net unrealized losses	$(371,302,782)

58  |  Allspring Core Bond Portfolio

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,452,075,426	$0	$ 1,452,075,426
Asset-backed securities	0	432,248,689	0	432,248,689
Corporate bonds and notes	0	1,104,588,839	0	1,104,588,839
Municipal obligations	0	17,908,760	0	17,908,760
Non-agency mortgage-backed securities	0	231,976,211	0	231,976,211
U.S. Treasury securities	1,541,957,234	0	0	1,541,957,234
Yankee corporate bonds and notes	0	228,770,034	0	228,770,034
Yankee government bonds	0	41,151,756	0	41,151,756
Short-term investments
Investment companies	125,083,590	0	0	125,083,590
Total assets	$1,667,040,824	$3,508,719,715	$0	$5,175,760,539
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

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Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$20,192,288,042	$4,506,745,629	$20,677,052,388	$3,939,855,025
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Nomura Securities International Incorporated	$10,033,647	$(10,033,647)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

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Notes to financial statements
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Bond Portfolio  |  61

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Portfolio (formerly, Wells Fargo Core Bond Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

62  |  Allspring Core Bond Portfolio

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $27,440,612 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
For the fiscal year ended May 31, 2022, $57,755,373 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $18,218,719 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, 18% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Core Bond Fund  |  63

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

64  |  Allspring Core Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Core Bond Fund  |  65

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

66  |  Allspring Core Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Core Bond Fund  |  67

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00235 07-22
A287/AR287 05-22

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Master Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2022	May 31, 2021
Audit fees	$476,740	$470,020
Audit-related fees	—	—
Tax fees (1)	88,590	87,490
All other fees	—	—

	$565,330	$557,510

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: July 27, 2022

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: July 27, 2022